UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                 Investment Company Act file number: 811-4984

                          AMERICAN BEACON FUNDS
              (Exact name of registrant as specified in charter)

                    4151 Amon Carter Boulevard, MD 2450
                          Fort Worth, Texas 76155
            (Address of principal executive offices)-(Zip code)

                        DOUGLAS G. HERRING, PRESIDENT
                    4151 Amon Carter Boulevard, MD 2450
                          Fort Worth, Texas 76155
                  (Name and address of agent for service)

      Registrant's telephone number, including area code: (817) 967-3509

                  Date of fiscal year end: December 31, 2007

                  Date of reporting period: December 31, 2007


ITEM 1. REPORT TO STOCKHOLDERS.

                         GUIDANCE | VISION | EXPERIENCE

(AMERICAN BEACON FUNDS(SM) LOGO)

                                  ANNUAL REPORT

                                   (GRAPHIC)

December 31, 2007

S&P 500 INDEX FUND
SMALL CAP INDEX FUND
INTERNATIONAL EQUITY INDEX FUND

About American Beacon Advisors

          Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

          Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Contents

President's Message ...............................................            1
Performance Overviews .............................................            3

American Beacon Funds
   Statements of Assets and Liabilities ...........................           12
   Statements of Operations .......................................           13
   Statements of Changes in Net Assets ............................           14
   Notes to Financial Statements ..................................           15
   Financial Highlights ...........................................           22

State Street Equity 500 Index Portfolio
   Portfolio of Investments .......................................           31
   Statements of Assets and Liabilities ...........................           38
   Statement of Operations ........................................           39
   Statements of Changes in Net Assets ............................           40
   Financial Highlights ...........................................           41
   Notes to Financial Statements ..................................           42

Master Small Cap Index Series
   Summary Schedule of Investments ................................           50
   Statement of Assets and Liabilities ............................           56
   Statement of Operations ........................................           57
   Statements of Changes in Net Assets ............................           58
   Financial Highlights ...........................................           59
   Notes to Financial Statements ..................................           60

Master International Index Series
   Summary Schedule of Investments ................................           69
   Statements of Assets and Liabilities ...........................           74
   Statements of Operations .......................................           75
   Statements of Changes in Net Assets ............................           76
   Financial Highlights ...........................................           77
   Notes to Financial Statements ..................................           78

Additional Information.............................................   Back Cover

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor's strategies and each Fund's portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds                                          December 31, 2007

                                                   (PHOTO OF DOUGLAS G. HERRING)

FELLOW SHAREHOLDERS,

I am pleased to present to you the American Beacon S&P 500, Small Cap and International Equity Index Funds Annual Report for the twelve months ended December 31, 2007. Please review the enclosed material carefully, as it includes important information about the Funds.

          After a number of years of steady returns, volatility returned to the U.S. equity markets toward the end of the year. The change in the investment environment was led by a crisis in the housing sector, due to several years of lax lending standards, which then spilled over into the financial sector during the summer months. Despite the increased volatility, the S&P 500 Index reported a positive return of 5.49% for the year, while the MSCI EAFE Index delivered a positive return of 11.17%. The Russell 2000(R) Index reported a negative return of -1.56% for the same period.

          The turmoil in the U.S. equity markets continued after the close of the Funds' fiscal year and is likely to continue over the shorter term. Looking forward, the American Beacon S&P 500, Small Cap and International Equity Index Funds will continue to meet their objective of replicating the returns, before expenses, of their corresponding Indices.

          As always, we appreciate the opportunity to serve your financial needs. To obtain further details about the American Beacon Funds family or to access your account information, please visit our website at www.americanbeaconfunds.com. Thank you for your continued confidence in the American Beacon Funds.

                                        Sincerely,


                                        /s/ Douglas G. Herring
                                        Douglas G. Herring
                                        President
                                        American Beacon Funds

DOMESTIC MARKET OVERVIEW
DECEMBER 31, 2007 (UNAUDITED)

The year of 2007 began with a slowdown in U.S. growth occurring following Federal Reserve Board ("Fed") credit tightening, rising oil prices, and the beginning of concerns around credit and slowing U.S. consumer spending. Earnings growth remained strong on the back of strong export growth, a declining dollar and share buybacks. A transition in leadership from small, value and domestic to large, growth and multinational became evident as the year began. During the second half of the year, the benign fundamentals of 2003-2006--namely strong global growth, rising profitability levels and falling risk premiums--were replaced by credit stress, pressures on the capital position of the financial system, questions about the sustainability of the business cycle, and rising energy and food prices. Reflecting these woes, market prices moved considerably. U.S. Government bond yields plummeted, the dollar fell faster than in earlier years, credit spreads widened and equities turned volatile. The financials and consumer discretionary sectors experienced drops of one-quarter to one-third. Commodity and industrial related multinational companies performed best.

          In 2007, the Fed moved from an attitude of vigilance about inflation to one of providing liquidity and lowering rates to shore up the functioning of credit markets and fight economic weakness. During the year, the Fed lowered the target federal funds rate by 100 basis points (1.00%), bringing the target rate from 5.25% to 4.25%. In a statement issued following its meeting on December 11, 2007, the Federal Open Market Committee ("FOMC") noted: "Incoming information suggests that economic growth is slowing, reflecting the intensification of the housing correction and some softening in business and consumer spending. Moreover, strains in financial markets have increased in recent weeks." The FOMC also stated its opinion that the rate reduction "combined with the [monetary] policy actions taken earlier, should help promote moderate growth over time." In a cautionary note, however, the FOMC indicated that "[readings] on core inflation have improved modestly this year, but elevated energy and commodity prices, among other factors, may put upward pressure on inflation. In this context, the Committee judges that some inflation risks remain, and it will continue to monitor inflation developments carefully."

          The most recent data from the U.S. Department of Labor's Bureau of Labor Statistics indicated that the U.S. unemployment rate rose to 5.0% in December after holding steady at 4.7% in each of the previous three months. Non-farm payroll employment posted a small increase of 18,000 for the month, and total employment, at 146.2 million, was down following an increase in November. Job declines in manufacturing and construction largely offset job growth in several service industries.

          The Consumer Price Index ("CPI") increased at a seasonally-adjusted rate of 0.8% in November 2007, according to the Department of Labor, its largest advance since a 1.2% rise in September 2005. The index for energy was up 5.7%, led by a 9.5% rise in petroleum-based energy prices. The index for all items less food and energy increased 0.3% in November, following advances of 0.2% in each of the preceding five months. The overall CPI rose at an unadjusted rate of 2.3% over the previous 12 months.

          The U.S. gross domestic product ("GDP") grew at an annualized rate of 4.9% in the third quarter of 2007 up significantly from the 3.8% annualized growth rate for the second quarter of the year. According to the U.S. Department of Commerce, the increase in real GDP during the quarter resulted from positive contributions from exports, personal consumption expenditures, private inventory investment, nonresidential structures, federal government spending, equipment and software, and state and local government spending. A decrease in residential fixed investment (purchases of private residential structures and residential equipment that landlords rent to tenants) had a negative effect on the GDP. Additionally, there was an increase in imports, which are a subtraction in the calculation of the GDP.

S&P is a trademark of the McGraw-Hill Companies, Inc. and has been licensed for use, "Standard and Poor's(R)", "S&P", "Standard & Poor's 500", "S&P 500" are all trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by State Street Bank and Trust Company.

Russell 2000 Index is a registered trademark of Frank Russell Company.

PERFORMANCE OVERVIEW
AMERICAN BEACON S&P 500 INDEX FUND+
DECEMBER 31, 2007 (UNAUDITED)

          For the twelve months ended December 31, 2007, the total return of the Institutional Class of the American Beacon S&P 500 Index Fund was 5.39%, slightly below the S&P 500 Index (the "Index") return of 5.49% and slightly in excess of the Lipper S&P 500 Objective Funds Index return of 5.25%.

                          COMPARISON OF CHANGE IN VALUE
                             OF A $10,000 INVESTMENT
                  FOR THE PERIOD FROM 12/31/97 THROUGH 12/31/07

                               (PERFORMANCE GRAPH)

                            ANNUALIZED TOTAL RETURNS
                             PERIODS ENDED 12/31/07

                                                              VALUE OF
                                                              $10,000
                                                             12/31/97-
                               1 YEAR   5 YEARS   10 YEARS    12/31/07
                               ------   -------   --------   ---------
Institutional Class(1, 4) ..    5.39%    12.65%     5.76%     $17,511
PlanAhead Class(1, 2, 4) ...    4.88%    12.12%     5.34%     $16,817
Lipper S&P 500 Objective
   Funds Index (3) .........    5.25%    12.53%     5.62%     $17,283
S&P 500 Index (3) ..........    5.49%    12.83%     5.91%     $17,756

(1.) Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

(2.) Fund performance for the ten-year period represents the total returns achieved by the Institutional Class from 12/31/97 to 3/2/98, the inception date of the PlanAhead Class, and the returns of the PlanAhead Class since its inception. Because the Institutional Class had lower expenses, its performance was better than the PlanAhead Class would have realized during the same period. A portion of the fees charged to the PlanAhead Class of the Fund was waived through 2002. Performance prior to waiving fees was lower than the actual returns shown for periods prior to 2002.

(3.) The Lipper S&P 500 Objective Funds Index tracks the results of the 30 largest mutual funds in the Lipper S&P 500 Objective Funds category. Lipper is an independent mutual fund research and ranking service. The S&P 500 Index is a market capitalization weighted index of common stocks publicly traded in the U.S. One cannot invest directly in an index.

(4.) The total annual Fund operating expense ratios set forth in the most recent
     Fund prospectus for the Institutional and PlanAhead Class shares was 0.14% and 0.61%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

          Eight of the ten economic sectors in the Index gained ground during 2007, with seven of the eight posting double-digit gains. Energy was far and away the top sector, rising 34.2%, led by strong commodity prices and higher company earnings. Materials stocks gained 22.5% during the year and Utilities were the third strongest performing sector, rising 19.5%. Much like Energy stocks, the Materials sector benefited from strong commodity prices and company earnings. Utilities companies appeared to benefit from strong results and a flight-to-safety in the second part of the year. Among the sectors with positive performance, Health Care was the worst-performing, but it actually posted a nice gain of 7.1%.

          The top performing stocks for 2007 were National Oilwell Varco, up 140.1%, Amazon.com Inc., up 134.8%, and Apple, up 133.5%. National Oilwell Varco benefited from improved margins and strong gains by Energy companies. Amazon.com posted a very strong return, especially compared to its counterparts in the Consumer Discretionary sector. Apple posted excellent results, boosted by i-Mac sales and the strong introduction of i-Phone.

          On the other end of the spectrum, Financial stocks were battered during the year, falling 18.6%. These companies were hit hard by a crisis in the credit markets, particularly in the area of sub-prime mortgages. Consumer Discretionary stocks fell 13.3% as investors appeared to fear a recession in the United States.

+ The S&P 500 Index Fund is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in this fund.

PERFORMANCE OVERVIEW
AMERICAN BEACON S&P 500 INDEX FUND+
DECEMBER 31, 2007 (UNAUDITED)

          Two of the bottom three performers came from Financials and both were hard hit by the mortgage bond issues. E*trade, down 84.2%, experienced significant losses from these bonds in its portfolio, while Countrywide (a large mortgage originator), down 78.4%, struggled to keep afloat when its financing came under pressure. The third worst performer was Circuit City Stores, down 77.5%, which experienced poor results during the year, causing some to question the chain's long-term viability.

          The investment manager continues to utilize a replication strategy, owning all 500 names in the S&P 500 Index in approximately the same weightings as the Index. Therefore, the Fund is expected to continue to meet its objective of closely tracking, before expenses, the return of its benchmark, the S&P 500 Index.

TOP TEN HOLDINGS

                                % OF
                             EQUITIES*
                             ---------
Exxon Mobil Corp.               4.0%
General Electric Co.            2.9%
Microsoft Corp.                 2.2%
AT&T, Inc.                      2.0%
Procter & Gamble Co.            1.8%
Chevron Corp.                   1.5%
Johnson & Johnson               1.5%
Bank of America Corp.           1.4%
Apple, Inc.                     1.3%
Cisco Systems, Inc.             1.3%

*    Percent of the equities of State Street Equity 500 Index Portfolio

EQUITY SECTOR ALLOCATION

                               % OF
                             EQUITIES*
                             ---------
Financials                     17.6%
Information Technology         16.7%
Energy                         12.9%
Health Care                    12.0%
Industrials                    11.5%
Consumer Staples               10.3%
Consumer Discretionary          8.5%
Telecommunication Services      3.6%
Utilities                       3.6%
Materials                       3.3%

*    Percent of the equities of State Street Equity 500 Index Portfolio

+ The S&P 500 Index Fund is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in this fund.

PERFORMANCE OVERVIEW
AMERICAN BEACON SMALL CAP INDEX FUND(SM)
DECEMBER 31, 2007 (UNAUDITED)

          For the twelve months ended December 31, 2007, the total return of the Institutional Class of the American Beacon Small Cap Index Fund was (1.63%). The Fund's performance slightly trailed the Russell 2000(R) Index return of (1.56%), and lagged the Lipper Small-Cap Core Funds Index return of 1.92%.

                          COMPARISON OF CHANGE IN VALUE
                             OF A $10,000 INVESTMENT
                  FOR THE PERIOD FROM 7/31/00 THROUGH 12/31/07

                               (PERFORMANCE GRAPH)

                            ANNUALIZED TOTAL RETURNS
                             PERIODS ENDED 12/31/07

                                                           VALUE OF
                                                SINCE      $10,000
                                              INCEPTION    7/31/00
                           1 YEAR   5 YEARS   (7/31/00)   -12/31/07
                           ------   -------   ---------   ---------
Institutional
   Class(1, 3)..........   -1.63%    15.98%     7.09%      $16,618
Lipper Small-Cap
   Core Funds Index(2)..    1.92%    15.76%     8.47%      $18,280
Russell 2000
   Index(2).............   -1.56%    16.25%     7.27%      $16,824

(1.) Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

(2.) The Lipper Small-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Core Funds category. Lipper is an independent mutual fund research and ranking service. The Russell 2000 Index is an unmanaged index comprised of approximately 2,000 smaller-capitalization stocks from various industrial sectors. One cannot invest directly in an index.

(3.) The total annual Fund operating expense ratio set forth in the most recent prospectus for the Fund was 0.18%. The expense ratio above may vary from the expense ratio presented in other sections of this report that are based on expenses incurred during the period covered by this report.

          Seven of the ten sectors in the Russell 2000 Index (the "Index") recorded positive returns for the twelve-month period. The Materials sector was the leading performer, advancing 26.0%, followed by Energy, up 14.4%, and Health Care, which was up 13.4%. Conversely, the Financials, Consumer Discretionary and Utilities sectors declined 19.5%, 14.8% and 0.1%, respectively.

          The strongest performers among individual stocks in the Index during the year included Onyx Pharmaceuticals, Inc., CF Industries Holdings, Inc., and Terra Industries, Inc., which were up 425.7%, 330.0%, and 298.7%, respectively. InPhonic, Inc., Delta Financial Corp., and American Home Mortgage Investment Corp., a real estate investment trust recorded the lowest returns within the Index for the year, down 99.8%, 99.7% and 99.5%, respectively.

          The Fund will continue to strive to meet its objective of closely replicating, before expenses, the return of its benchmark, the Russell 2000 Index. It does so by investing in a subset of the securities in the Index such that the characteristics of the portfolio closely track the characteristics of the Index.

PERFORMANCE OVERVIEW
AMERICAN BEACON SMALL CAP INDEX FUND(SM)
DECEMBER 31, 2007 (UNAUDITED)

TOP TEN HOLDINGS

                                        % OF
                                      EQUITIES*
                                      ---------
Hologic, Inc.                            0.7%
CF Industries Holdings, Inc.             0.5%
Exterran Holdings, Inc.                  0.4%
Terra Industries, Inc.                   0.4%
Priceline.com Inc.                       0.3%
FLIR Systems, Inc.                       0.3%
Chipotle Mexican Grille B                0.3%
Inverness Medical Innovations, Inc.      0.3%
Bucyrus International, Inc. (Cl A)       0.3%
Equinix, Inc.                            0.3%

EQUITY SECTOR ALLOCATION

                                        % OF
                                      EQUITIES*
                                      ---------
Financials                              18.8%
Information Technology                  18.4%
Industrials                             14.8%
Health Care                             14.5%
Consumer Discretionary                  13.6%
Energy                                   6.7%
Materials                                5.6%
Utilities                                3.1%
Consumer Staples                         3.0%
Telecommunication Services               1.5%

*    Percent of equity portion of Master Small Cap Index Series

INTERNATIONAL MARKET OVERVIEW
DECEMBER 31, 2007 (UNAUDITED)

          In the Eurozone, consensus has grown more confident in its predictions of a slowdown. While third quarter 2007 gross domestic product ("GDP") came in at 2.8% annualized, December saw a continued deterioration of the major business and consumer confidence surveys, and headline inflation took an alarming lurch higher in recent months, with the year-on-year rate currently a full 100 basis points (1%) above the 2% target. At the monthly European Central Bank meeting in December, rates were left unchanged, as expected, at 4%. Earnings momentum in the region finally began to fall, but might have further to go. Expectations for earnings-per-share growth in 2007 hovered around 10%, with similar levels anticipated for 2008. Restructuring remained positive, especially for some previously out-of-favor sectors, such as telecommunication services.

          In the U.K., GDP growth in the third quarter of 2007 remained over 3%, clearly above the economy's long-term trend, with domestic and external demand firm. Since that time, however, services and construction weakened, although the Manufacturing sector held up better to date. The housing market and retail sales growth both lost momentum. Additionally, the full impact of the tightening in credit conditions was yet to be felt. Expectations were for additional signs of weakness to become evident in the coming months, with growth slowing to below 2% during 2008. In a unanimous vote, the Bank of England's Monetary Policy Committee decided to cut rates to 5.5% at its December meeting, and the market has priced in close to 50 basis points (0.50%) of further monetary easing for 2008. Profits growth in the U.K. slowed and faces significant headwinds ahead. The consensus was for a modest outturn in earnings growth, down to only 5% for 2007. Much will depend on the global outlook, as more than 50% of U.K. profits are derived from abroad.

          In Japan, GDP growth in the year to the third quarter was 2%, somewhat higher than the long-term trend; however, the economy remained very dependent on exports. Personal consumption remained muted, capital spending growth slowed, and residential investment temporarily collapsed in the wake of tighter planning regulations. More recent data was mixed. Although small company business confidence weakened sharply (most likely reflecting the construction downturn), industrial output and business surveys sent somewhat stronger signals, despite some moderation in export orders. Inflation rose sharply at the end of the year to 0.6%, primarily reflecting higher food and energy prices. At its monetary policy meeting held in December, the Bank of Japan decided to maintain the target policy rate of approximately 0.50%. Corporate earnings growth over the past year was close to zero. Expectations are for improvement in 2008, with sell-side analysts projecting a rise of about 8%.

          The U.S. dollar underperformed most major global currencies in 2007, declining 1.7%, 9.8% and 6.2% versus the British pound, the euro and Japanese yen, respectively.

PERFORMANCE OVERVIEW
AMERICAN BEACON INTERNATIONAL EQUITY INDEX FUND(SM)
DECEMBER 31, 2007 (UNAUDITED)

          For the twelve months ended December 31, 2007, the Institutional Class of the American Beacon International Equity Index Fund posted a total return of 10.68%, lagging the MSCI EAFE Index (the "Index") return of 11.17% and below the Lipper International Funds Index return of 14.25%.

                          COMPARISON OF CHANGE IN VALUE
                             OF A $10,000 INVESTMENT
                  FOR THE PERIOD FROM 7/31/00 THROUGH 12/31/07

                               (PERFORMANCE CHART)

                            ANNUALIZED TOTAL RETURNS
                             PERIODS ENDED 12/31/07

                                                             SINCE         VALUE OF
                                                           INCEPTION        $10,000
                                        1 YEAR   5 YEARS   (7/31/00)   7/31/00-12/31/07
                                        ------   -------   ---------   ----------------
Institutional Class(1, 3) ...........   10.68%    21.55%     6.72%           $16,199
Lipper International Funds Index(2)..   14.25%    21.83%     7.54%           $17,142
MSCI EAFE Index(2) ..................   11.17%    21.58%     6.91%           $16,415

*    Not annualized

(1.) Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

(2.) The Lipper International Funds Index tracks the results of the 30 largest mutual funds in the Lipper International Funds category. Lipper is an independent mutual fund research and ranking service. The MSCI EAFE Index is a market capitalization weighted index of international stock performance composed of equities from developed markets excluding the U.S. and Canada. Performance is that of the MSCI EAFE Index through 9/30/01, the MSCI Provisional EAFE Index from 10/1/01 through 5/31/02, and the MSCI EAFE Index thereafter. One cannot invest directly in an index.

(3.) The total annual Fund operating expense ratio in the most recent prospectus for the Fund was 0.22%. The expense ratio above may vary from the expense ratio presented in other sections of this report that are based on expenses incurred during the period covered by this report.

          Finland, Hong Kong and Germany, up 50.1%, 41.2% and 35.9%, respectively, were the strongest-performing countries within the Index for the year, while Ireland, Japan and Belgium, down 19.6%, 4.1% and 2.7%, respectively, were the weakest performers in the Index.

          With regards to sectors, nine of the ten sectors in the Index recorded gains during the period. Materials, Telecommunication Services and Consumer Staples were the top performers, up 32.0%, 28.8% and 24.5%, respectively. Financials, down 1.4%, was the only sector with a negative return for the year.

          The strongest performers among individual stocks in the Index during the period included Leighton Holding Ltd., up 246.8%, WorleyParsons Ltd., up 179.3%, and Cosco Corp. (Singapore) Ltd., up 171.9%. Conversely, Centro Properties Group, down 87.3%, Goodwill Group, Inc., down 84.1%, and C&C Group plc, down 68.6%, recorded the lowest returns.

          The Fund continues to pursue its objective of closely replicating, before expenses, the return of its benchmark, the MSCI EAFE Index. It does so by investing in a subset of the securities in the Index such that the characteristics of the portfolio closely track the characteristics of the Index.

PERFORMANCE OVERVIEW
AMERICAN BEACON INTERNATIONAL EQUITY INDEX FUND(SM)
DECEMBER 31, 2007 (UNAUDITED)

TOP TEN HOLDINGS

                            % OF
                         EQUITIES*
                         ---------
BP plc                      1.7%
Vodafone Group, plc         1.4%
HSBC Holdings plc           1.4%
Total S.A.                  1.3%
Nestle S.A.                 1.3%
Nokia Corp.                 1.1%
Royal Dutch Shell plc       1.1%
Toyota Motor Corp.          1.1%
GlaxoSmithKline plc         1.0%
Telefonica S.A.             1.0%

EQUITY SECTOR ALLOCATION

                            % OF
                         EQUITIES*   EAFE
                         ---------   ----
Financials                 26.8%     26.9%
Industrials                12.1%     12.1%
Consumer Discretionary     10.8%     10.9%
Materials                   9.9%      9.9%
Consumer Staples            8.5%      8.5%
Energy                      7.9%      7.8%
Health Care                 6.3%      6.3%
Telecommunications          6.2%      6.2%
Utilities                   6.0%      5.9%
Information Technology      5.5%      5.5%

*    Percent of equity portion of Master International Index Series

COUNTRY ALLOCATION

                                  (PIE CHART)

                           % OF
                         EQUITIES*   EAFE
                         ---------   ----
UNITED KINGDOM             22.2%     22.2%
JAPAN                      19.9%     19.9%
FRANCE                     10.9%     10.7%
GERMANY                    9.5%      9.4%
SWITZERLAND                6.5%      6.7%
AUSTRALIA                  6.4%      6.5%
SPAIN                      4.4%      4.4%
ITALY                      4.0%      4.0%
NETHERLANDS                2.8%      2.8%
HONG KONG                  2.4%      2.4%
SWEDEN                     2.3%      2.3%
FINLAND                    1.9%      1.9%
BELGIUM                    1.2%      1.2%
NORWAY                     1.1%      1.1%
SINGAPORE                  1.1%      1.1%
DENMARK                    0.9%      0.9%
GREECE                     0.8%      0.8%
AUSTRIA                    0.6%      0.6%
IRELAND                    0.6%      0.6%
PORTUGAL                   0.4%      0.4%
NEW ZEALAND                0.1%      0.1%

*    Percent of equity portion of Master International Index Series

FUND EXPENSES
DECEMBER 31, 2007 (UNAUDITED)

FUND EXPENSE EXAMPLE

          As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in a particular Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 through December 31, 2007.

ACTUAL EXPENSES

          The following table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid During Period" row to estimate the expenses you paid on your account during this period. Shareholders of the Institutional and PlanAhead Classes that invest in a Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

ACTUAL

                                                                   SMALL CAP   INTERNATIONAL
INSTITUTIONAL CLASS                                S&P 500 INDEX     INDEX      EQUITY INDEX
-------------------                                -------------   ---------   -------------

Beginning Account Value 7/1/07..................     $1,000.00     $1,000.00     $1,000.00
Ending Account Value 12/31/07...................     $  986.29     $  922.40     $1,000.17
Expenses Paid During Period* 7/1/07 - 12/31/07..     $    0.65     $    0.58     $    1.56
Annualized Expense Ratio........................          0.13%         0.12%         0.31%

                                                    S&P 500
PLANAHEAD CLASS                                      INDEX
---------------                                    ---------
Beginning Account Value 7/1/07..................   $1,000.00
Ending Account Value 12/31/07...................   $  983.41
Expenses Paid During Period* 7/1/07 - 12/31/07..   $    3.15
Annualized Expense Ratio........................        0.63%

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

          The following table provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in a particular Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Institutional and PlanAhead Classes that invest in a Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

          You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by a Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Expenses Paid During Period" line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

HYPOTHETICAL

                                                                   SMALL CAP   INTERNATIONAL
INSTITUTIONAL CLASS                                S&P 500 INDEX     INDEX      EQUITY INDEX
-------------------                                -------------   ---------   -------------
Beginning Account Value 7/1/07..................     $1,000.00     $1,000.00     $1,000.00
Ending Account Value 12/31/07...................     $1,024.55     $1,024.60     $1,023.64
Expenses Paid During Period* 7/1/07 - 12/31/07..     $    0.66     $    0.61     $    1.58
Annualized Expense Ratio........................          0.13%         0.12%         0.31%

                                                    S&P 500
PLANAHEAD CLASS                                      INDEX
---------------                                    ---------
Beginning Account Value 7/1/07..................   $1,000.00
Ending Account Value 12/31/07...................   $1,022.03
Expenses Paid During Period* 7/1/07 - 12/31/07..   $    3.21
Annualized Expense Ratio........................        0.63%

----------
* Expenses are equal to each Fund's annualized expense ratio for the six-month period multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

AMERICAN BEACON FUNDS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of American Beacon Funds:

We have audited the accompanying statements of assets and liabilities of American Beacon Funds, comprised of the American Beacon S&P 500 Index Fund, the American Beacon Small Cap Index Fund, and the American Beacon International Equity Index Fund (collectively, the "Funds") as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the Master Portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Funds as of December 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                        /s/ Ernst & Young LLP

Dallas, Texas
February 28, 2008

AMERICAN BEACON FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2007 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                             INTERNATIONAL
                                           S&P 500 INDEX   SMALL CAP INDEX    EQUITY INDEX
                                               FUND             FUND              FUND
                                           -------------   ---------------   -------------
ASSETS:
   Investment in Portfolio, at value ...    $   289,675      $   52,435       $   271,035
   Receivable for fund shares sold .....            652               1               118
   Prepaid expenses ....................              5              --                 1
                                            -----------      ----------       -----------
      TOTAL ASSETS .....................        290,332          52,436           271,154
                                            -----------      ----------       -----------
LIABILITIES:
   Payable for fund shares redeemed ....             77              60             3,781
   Administrative service and service
      fees payable (Note 2) ............             19               2                11
   Other liabilities ...................             60              49                69
                                            -----------      ----------       -----------
      TOTAL LIABILITIES ................            156             111             3,861
                                            -----------      ----------       -----------
   NET ASSETS ..........................    $   290,176      $   52,325       $   267,293
                                            ===========      ==========       ===========
ANALYSIS OF NET ASSETS:
   Paid-in-capital .....................        215,518          52,685           221,148
   Undistributed net investment
      income (expense) .................            158              --              (418)
   Accumulated net realized gain
      (loss) ...........................        (28,409)           (803)           (1,577)
   Unrealized net appreciation
      (depreciation) of investments
      and futures contracts ............        102,909             443            48,140
                                            -----------      ----------       -----------
NET ASSETS .............................    $   290,176      $   52,325       $   267,293
                                            ===========      ==========       ===========
Shares outstanding (no par value):
   Institutional Class .................     13,692,453       3,872,212        19,988,262
                                            ===========      ==========       ===========
   PlanAhead Class .....................        940,175              --                --
                                            ===========      ==========       ===========
Net asset value, offering and
   redemption price per share:
   Institutional Class .................    $     19.85      $    13.51       $     13.37
                                            ===========      ==========       ===========
   PlanAhead Class .....................    $     19.60      $       --       $        --
                                            ===========      ==========       ===========

                             See accompanying notes

         See accompanying Financial Statements of the respective Master
                               Portfolios attached

AMERICAN BEACON FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2007 (IN THOUSANDS)

                                                                             INTERNATIONAL
                                           S&P 500 INDEX   SMALL CAP INDEX    EQUITY INDEX
                                                FUND             FUND             FUND
                                           -------------   ---------------   -------------
INVESTMENT INCOME ALLOCATED FROM
   PORTFOLIO:
   Dividend income .....................     $ 5,153           $  766           $ 9,732
   Interest income .....................         271              419               274
   Securities lending income ...........          --               86                --
   Portfolio expenses ..................        (121)             (46)             (301)
   Other income (loss) .................          --               (1)              139
                                             -------           ------           -------
      NET INVESTMENT INCOME ALLOCATED
         FROM PORTFOLIO ................       5,303            1,224             9,844
                                             -------           ------           -------
FUND EXPENSES:
   Administrative service fees (Note 2):
      Institutional Class ..............         125               38               160
      PlanAhead Class ..................          47               --                --
   Sub-administrative service fees:
      Institutional Class ..............          --               16                79
   Transfer agent fees:
      Institutional ....................           7                5                13
      PlanAhead ........................           9               --                --
   Custody and accounting fees .........           6                7                 3
   Professional fees ...................          18               18                24
   Registration fees ...................          27               --                --
   Service fees - PlanAhead Class
      (Note 2) .........................          47               --                --
   Printing ............................          13                7                 7
   Other expenses ......................          24               11                32
                                             -------           ------           -------
      TOTAL FUND EXPENSES ..............         323              102               318
                                             -------           ------           -------
NET INVESTMENT INCOME ..................       4,980            1,122             9,526
                                             -------           ------           -------
REALIZED AND UNREALIZED GAIN (LOSS)
   ALLOCATED FROM MASTER PORTFOLIO
   Net realized gain (loss) from:
      Investments ......................      16,649            3,098             5,654
      Foreign currency transactions ....          --               --               540
      Futures contracts ................        (123)            (376)              226
   Change in net unrealized
      appreciation or depreciation of:
      Investments ......................      (8,865)          (2,348)           19,998
      Foreign currency transactions ....          --               --                39
      Futures contracts ................          47                3               (59)
                                             -------           ------           -------
      NET GAIN ON INVESTMENTS ..........       7,708              377            26,398
                                             -------           ------           -------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS .....................     $12,688           $1,499           $35,924
                                             =======           ======           =======

                             See accompanying notes

         See accompanying Financial Statements of the respective Master
                               Portfolios attached

AMERICAN BEACON FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

                                                                                                    INTERNATIONAL
                                              S&P 500 INDEX FUND       SMALL CAP INDEX FUND       EQUITY INDEX FUND
                                           Year Ended December 31,   Year Ended December 31,   Year Ended December 31,
                                           -----------------------   -----------------------   -----------------------
                                               2007        2006          2007        2006          2007        2006
                                            ---------   ---------     ---------   ---------     ---------   ---------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income ...............    $   4,980   $   4,545     $   1,122   $   1,753     $   9,526   $   2,658
   Net realized gain on investments,
      foreign currency, and futures
      contracts ........................       16,526         816         2,722       5,769         6,420       1,943
   Change in net unrealized
      appreciation or depreciation
      of investments and futures
      contracts ........................       (8,818)     32,077        (2,345)     (2,382)       19,978      22,488
                                            ---------   ---------     ---------   ---------     ---------   ---------
      NET INCREASE IN NET ASSETS
         RESULTING FROM OPERATIONS .....       12,688      37,438         1,499       5,140        35,924      27,089
                                            ---------   ---------     ---------   ---------     ---------   ---------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
   Institutional Class .................       (4,560)     (3,990)       (1,094)     (1,732)      (10,259)     (2,887)
   PlanAhead Class .....................         (286)       (517)           --          --            --          --
   Net realized gain on investments:
   Institutional Class .................           --          --        (2,872)         --        (3,968)       (877)
   PlanAhead Class .....................           --          --            --          --            --          --
   Tax return of capital:
   Institutional Class .................           --          --          (215)         --          (252)         --
                                            ---------   ---------     ---------   ---------     ---------   ---------
      TOTAL DISTRIBUTIONS TO
         SHAREHOLDERS ..................       (4,846)     (4,507)       (4,181)     (1,732)      (14,479)     (3,764)
                                            ---------   ---------     ---------   ---------     ---------   ---------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares .......      171,408      28,321        11,780     232,022       369,147     108,842
   Reinvestment of dividends and
      distributions ....................        4,810       4,484         4,181       1,732        14,473       3,764
   Cost of shares redeemed .............     (132,948)   (101,514)     (112,832)   (131,397)     (299,885)    (64,018)
                                            ---------   ---------     ---------   ---------     ---------   ---------
      NET INCREASE (DECREASE) IN
         NET ASSETS FROM CAPITAL
         SHARE TRANSACTIONS ............       43,270     (68,709)      (96,871)    102,357        83,735      48,588
                                            ---------   ---------     ---------   ---------     ---------   ---------
NET INCREASE (DECREASE) IN NET ASSETS ..       51,112     (35,778)      (99,553)    105,765       105,180      71,913
                                            ---------   ---------     ---------   ---------     ---------   ---------
NET ASSETS:
   Beginning of period .................      239,064     274,842       151,878      46,113       162,113      90,200
                                            ---------   ---------     ---------   ---------     ---------   ---------
   END OF PERIOD * .....................    $ 290,176   $ 239,064     $  52,325   $ 151,878     $ 267,293   $ 162,113
                                            =========   =========     =========   =========     =========   =========
*Includes undistributed net investment
   income (loss) of ....................    $     158   $      13     $      --   $      24     $    (418)  $    (243)
                                            =========   =========     =========   =========     =========   =========

                             See accompanying notes

         See accompanying Financial Statements of the respective Master
                              Portfolios attached

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

          American Beacon Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a no load, diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon S&P 500 Index Fund, the American Beacon Small Cap Index Fund and the American Beacon International Equity Index Fund (each a "Fund" and collectively, the "Funds"), each a series of the Trust.

          American Beacon Advisors, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

          Each Fund invests all of its investable assets in a corresponding portfolio. The State Street Equity 500 Index Portfolio, Master Small Cap Index Series and the Master International Index Series (each a "Portfolio" and collectively the "Portfolios") are open-ended management investment companies registered under the Act. The value of such investment reflects each Fund's proportionate interest in the net assets of the corresponding Portfolio.

                                                                              % OF PORTFOLIO
                                                                             HELD BY FUND AT
AMERICAN BEACON:                                PORTFOLIOS:                 DECEMBER 31, 2007
----------------                                -----------                 -----------------
S&P 500 Index Fund                State Street Equity 500 Index Portfolio         12.0%
Small Cap Index Fund              Master Small Cap Index Series                    8.3%
International Equity Index Fund   Master International Index Series               23.7%

          The financial statements of the Portfolios are included elsewhere in this report and should be read in conjunction with the Funds' financial statements.

          The following is a summary of the significant accounting policies followed by the Funds.

     Class Disclosure

          The S&P 500 Index Fund has two classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

CLASS:                                        OFFERED TO:                                        SERVICE FEES:
------                                        -----------                                        -------------
INSTITUTIONAL CLASS   Investors making an initial investment of $2 million             Administrative Service Fee - 0.05%
PLANAHEAD CLASS       General public and investors investing through an intermediary   Administrative Service Fee - 0.25%
                                                                                                      Service Fee - 0.25%

          Investment income, net capital gains (losses) and all expenses incurred by the S&P 500 Index Fund are allocated based on the relative net assets of each class, except for service fees and certain other fees and expenses related solely to one class of shares.

     Security Valuation

          Valuation of securities by each Portfolio is discussed in the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

     Investment Income

          Each Fund records its share of net investment income and realized and unrealized gains and losses from the security transactions of its corresponding Portfolio each day. All net investment income and realized and unrealized gains (losses) of each Portfolio are allocated pro rata among the investors in that Portfolio at the time of such determination.

     Dividends to Shareholders

          Dividends from net investment income of the Small Cap Index and International Equity Index Funds normally will be declared and paid annually. The S&P 500 Index Fund normally will declare and pay dividends quarterly. Distributions, if any, of net realized capital gains are generally paid annually and recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles that may treat certain transactions differently than generally accepted accounting principles.

     Allocation of Income, Expenses, Gains and Losses

          Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

     Valuation of Shares

          The price per share is calculated on each day on which shares are offered for sale. Net asset value per share is computed by dividing the value of each Fund's total assets (which includes the value of the Fund's investments in its Portfolio) less liabilities, by the number of Fund shares outstanding.

     Use of Estimates

          The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

     Recently Issued Accounting Pronouncements

          In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2007, the Manager does not believe the adoption of FAS 157 will materially impact the amounts represented in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

     Other

          Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

2. FEES AND TRANSACTIONS WITH AFFILIATES

     Administrative Services Agreement

          The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative and management services to each Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.05% of the average daily net assets of the Institutional Class of the S&P 500 Index Fund, International Equity Index Fund and the Small Cap Index Fund and an annualized fee of 0.25% of the average daily net assets of the PlanAhead Class of the S&P 500 Index Fund.

     Service Plans

          The Manager and the Trust entered into a Service Plan that obligates the Manager to oversee additional shareholder servicing of the PlanAhead Class of S&P 500 Index Fund. As compensation for performing the duties required under the Service Plan, the Manager receives 0.25% of the average daily net assets of the PlanAhead Class of the S&P 500 Index Fund.

     Subadministration Agreement

          The Trust, the Manager and BlackRock Advisors, LLC ("BlackRock") entered into a Subadministration Agreement that obligates BlackRock to provide certain other administrative services to the Small Cap Index Fund and the International Equity Index Fund. As compensation for performing these services, BlackRock receives an annualized fee of 0.08% of the average daily net assets of the Small Cap Index Fund and 0.12% of the average daily net assets of the International Equity Index Fund; however, the fee of each is to be reduced by the total expense ratio of its corresponding Portfolio, net of any fee waivers.

     Other

          At December 31, 2007, the employee benefit plans of AMR Corporation and subsidiary companies owned 91.7% of the Institutional Class of the S&P 500 Index Fund, 97.0% of the Small Cap Index Fund and 74.6% of the International Equity Index Fund.

3. FEDERAL INCOME AND EXCISE TAXES

          It is the policy of the Funds to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required.

          The Funds adopted the provisions of FASB Interpretation No. 48, "Accounting for Uncertainties in Income Taxes" ("FIN 48"), on January 1, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the three year period ended December 31, 2007, remains subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in "Other expenses" on the Statement of Operations.

          Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

          The International Equity Index Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

          The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 were as follows (in thousands):

                                       S&P 500 INDEX                SMALL CAP INDEX          INTERNATIONAL EQUITY INDEX
                                ---------------------------   ---------------------------   ---------------------------
                                    YEAR           YEAR           YEAR           YEAR           YEAR           YEAR
                                    ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                    2007           2006           2007           2006           2007           2006
                                ------------   ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID FROM:
ORDINARY INCOME:*
   Institutional Class ......      $4,560         $3,990         $1,510         $1,732         $11,655         $2,887
   PlanAhead Class ..........         286            517             --             --              --             --
LONG-TERM CAPITAL GAIN:
   Institutional Class ......          --             --          2,456             --           2,572            877
   PlanAhead Class ..........          --             --             --             --              --             --
RETURN OF CAPITAL ...........          --             --            215             --             252             --
                                   ------         ------         ------         ------         -------         ------
TOTAL TAXABLE DISTRIBUTIONS .      $4,846         $4,507         $4,181         $1,732         $14,479         $3,764
                                   ======         ======         ======         ======         =======         ======

* For tax purposes, short-term capital gains are considered ordinary income distributions.

          As of December 31, 2007, the components of distributable earnings on a tax basis we as follows (in thousands):

                                                               S&P 500 INDEX   SMALL CAP INDEX   INT'L EQUITY
                                                                    FUND             FUND         INDEX FUND
                                                               -------------   ---------------   ------------
Cost basis of investments for federal income tax purposes ..     $202,868          $52,727         $224,898
   Unrealized appreciation .................................      110,546              965           53,417
   Unrealized depreciation .................................      (23,739)          (1,257)          (7,280)
                                                                 --------          -------         --------
   Net unrealized appreciation/depreciation ................       86,807             (292)          46,137
   Undistributed ordinary income ...........................           73               --               --
   Undistributed long-term loss ............................      (12,142)              --               --
   Other temporary differences .............................          (80)             (68)               8
                                                                 --------          -------         --------
Distributable earnings .....................................     $ 74,658          $  (360)        $ 46,145
                                                                 ========          =======         ========

          Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation/ (depreciation) are attributable primarily to the tax deferral of wash sales, the realization for tax purposes of unrealized gains/ (losses) on certain derivative instruments, reclassifications of income from real estate investment securities, and the realization for tax purposes on unrealized gains/ (losses) on investments in passive foreign investment companies.

          Due to the inherent differences in the recognition of income, expenses and realized gains/(losses) under the U.S. generally accepted accounting principles and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

          Accordingly, the following amounts represent current year permanent differences derived from reclassifications of income from real estate investment securities, futures, foreign currency, sales of

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

investments in passive foreign investment companies, dividend reclassifications and partnership transactions that have been reclassified as of December 31, 2007 (in thousands):

                                                               S&P 500 INDEX   SMALL CAP INDEX   INT'L EQUITY
                                                                    FUND             FUND         INDEX FUND
                                                               -------------   ---------------   ------------
Paid-in-capital ............................................       $ 465            $(270)         $ 2,688
Undistributed net investment income ........................          11              (52)             574
Accumulated net realized gain/(loss) .......................        (476)             322           (3,262)
Unrealized appreciation (depreciation) of investments,
   futures contracts, and foreign currency                            --               --               --

          At December 31, 2007 capital loss carry forward positions for federal income tax purposes were as follows (in thousands):

FUND              2010   2011    2012     2013    2014    TOTAL
                ------   ----   ------   ------   ----   -------
S&P 500 Index   $7,850   $635   $1,060   $2,311   $286   $12,142

          For the period ended December 31, 2007, the S&P 500 Index and Small Cap Index Funds utilized $13,859 and $220, respectively, of net capital loss carryover.

4. CAPITAL SHARE TRANSACTIONS

          The tables below summarize the activity in capital shares for each Class of the Funds (shares and dollars in thousands):

Year ended December 31, 2007

                                          INSTITUTIONAL CLASS    PLANAHEAD CLASS
                                          -------------------   -----------------
S&P 500 INDEX FUND                        SHARES     AMOUNT     SHARES    AMOUNT
------------------                        ------   ----------   ------   --------
Shares sold ...........................    8,415   $ 164,624      347    $ 6,784
Reinvestment of dividends .............      227       4,560       13        250
Shares redeemed .......................   (6,573)   (127,653)    (266)    (5,295)
                                           -----   ---------      ---    -------
Net increase in shares outstanding ....    2,069   $  41,531       94    $ 1,739
                                           =====   =========      ===    =======

                                          INSTITUTIONAL CLASS
                                          -------------------
SMALL CAP INDEX FUND                      SHARES     AMOUNT
--------------------                      ------   ----------
Shares sold ...........................      788   $  11,780
Reinvestment of dividends .............      302       4,181
Shares redeemed .......................   (7,415)   (112,832)
                                          ------   ---------
Net (decrease) in shares outstanding ..   (6,325)  $ (96,871)
                                          ======   =========

                                          INSTITUTIONAL CLASS
                                          -------------------
INTERNATIONAL EQUITY INDEX FUND            SHARES     AMOUNT
-------------------------------           -------   ---------
Shares sold ...........................    27,066   $ 369,147
Reinvestment of dividends .............     1,093      14,473
Shares redeemed .......................   (20,878)   (299,885)
                                           ------   ---------
Net increase in shares outstanding ....     7,281   $  83,735
                                           ======   =========

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

Year Ended December 31,

                                          INSTITUTIONAL CLASS    PLANAHEAD CLASS
                                          -------------------   -----------------
S&P 500 INDEX FUND                         SHARES    AMOUNT     SHARES    AMOUNT
------------------                         ------   --------    ------   --------
Shares sold ...........................       874   $ 15,548       732   $ 12,773
Reinvestment of dividends .............       222      3,990        28        494
Shares redeemed .......................    (2,834)   (49,785)   (2,850)   (51,729)
                                           ------   --------    ------   --------
Net (decrease) in shares outstanding ..    (1,738)  $(30,247)   (2,090)  $(38,462)
                                           ======   ========    ======   ========

                                          INSTITUTIONAL CLASS
                                          -------------------
SMALL CAP INDEX FUND                       SHARES     AMOUNT
--------------------                       ------   ---------
Shares sold ...........................    16,217   $ 232,022
Reinvestment of dividends .............       118       1,732
Shares redeemed .......................    (9,747)   (131,397)
                                            -----   ---------
Net increase in shares outstanding ....     6,588   $ 102,357
                                            =====   =========

                                          INSTITUTIONAL CLASS
                                          -------------------
INTERNATIONAL EQUITY INDEX FUND           SHARES     AMOUNT
-------------------------------           ------   ---------
Shares sold ...........................    9,373   $108,842
Reinvestment of dividends .............      298      3,764
Shares redeemed .......................   (5,697)   (64,018)
                                          ------   --------
Net increase in shares outstanding ....    3,974   $ 48,588
                                           =====   ========

                      [This page intentionally left blank]

AMERICAN BEACON S&P 500 INDEX FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                        Institutional Class
                                                                       Year Ended December 31,
                                                      ------------------------------------------------------
                                                        2007       2006       2005         2004       2003
                                                      --------   --------   --------     --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD ..............   $  19.19   $  16.90   $  16.43     $  15.10   $  11.96
                                                      --------   --------   --------     --------   --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income:(A) ......................       0.39       0.33       0.29         0.29       0.21
   Net gain on investments, foreign currency
      and futures transactions (both realized
      and unrealized) .............................       0.65       2.30       0.47         1.32       3.14
                                                      --------   --------   --------     --------   --------
Total income from investment operations ...........       1.04       2.63       0.76         1.61       3.35
                                                      --------   --------   --------     --------   --------
LESS DISTRIBUTIONS:
   Dividends from net investment income ...........      (0.38)     (0.34)     (0.29)       (0.28)     (0.21)
   Tax return of capital ..........................         --         --       0.00(B)        --         --
                                                      --------   --------   --------     --------   --------
Total distributions ...............................      (0.38)     (0.34)     (0.29)       (0.28)     (0.21)
                                                      --------   --------   --------     --------   --------
NET ASSET VALUE, END OF PERIOD ....................   $  19.85   $  19.19   $  16.90     $  16.43   $  15.10
                                                      ========   ========   ========     ========   ========
TOTAL RETURN ......................................       5.39%     15.69%      4.74%       10.76%     28.26%
                                                      ========   ========   ========     ========   ========
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) .......   $271,746   $223,008   $225,857     $244,668   $245,251
   Ratios to average net assets (annualized):(A)
      Net investment income, net of waivers .......       1.89%      1.85%      1.75%        1.85%      1.63%
      Net investment income, before waivers .......       1.89%      1.85%      1.75%        1.85%      1.63%
      Expenses, including expenses of the
         master portfolio, net of waivers .........       0.13%      0.14%      0.13%        0.17%      0.14%
      Expenses, including expenses of the
         master portfolio, before waivers .........       0.13%      0.14%      0.13%        0.17%      0.14%

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the State Street Equity 500 Index Portfolio.

(B) The tax return of capital is calculated based upon outstanding shares at the time of distribution. Amounts are less than $0.01 per share.

(C) American Beacon Advisors, Inc. agreed to reimburse the Class for a portion of its expenses through March 1, 2003.

AMERICAN BEACON S&P 500 INDEX FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                       PlanAhead Class
                                                                   Year Ended December 31,
                                                      -------------------------------------------------
                                                        2007      2006      2005        2004      2003
                                                      -------   -------   -------     -------   -------
NET ASSET VALUE, BEGINNING OF PERIOD ..............   $ 18.97   $ 16.69   $ 16.23     $ 14.96   $ 11.85
                                                      -------   -------   -------     -------   -------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income:(A) ......................      0.28      0.17      0.21        0.21      0.15
   Net gain on investments, foreign currency
      and futures transactions (both realized
      and unrealized) .............................      0.65      2.33      0.48        1.31      3.12
                                                      -------   -------   -------     -------   -------
Total income from investment operations ...........      0.93      2.50      0.69        1.52      3.27
                                                      -------   -------   -------     -------   -------
LESS DISTRIBUTIONS:
   Dividends from net investment income ...........     (0.30)    (0.22)    (0.23)      (0.25)    (0.16)
   Tax return of capital ..........................        --        --      0.00(B)       --        --
                                                      -------   -------   -------     -------   -------
Total distributions ...............................     (0.30)    (0.22)    (0.23)      (0.25)    (0.16)
                                                      -------   -------   -------     -------   -------
NET ASSET VALUE, END OF PERIOD ....................   $ 19.60   $ 18.97   $ 16.69     $ 16.23   $ 14.96
                                                      =======   =======   =======     =======   =======
TOTAL RETURN ......................................      4.88%    15.09%     4.32%      10.21%    27.65%
                                                      =======   =======   =======     =======   =======
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) .......   $18,430   $16,056   $48,985     $46,344   $34,729
   Ratios to average net assets (annualized):(A)
      Net investment income, net of waivers .......      1.38%     1.37%     1.28%       1.43%     1.16%
      Net investment income, before waivers .......      1.38%     1.37%     1.28%       1.43%     1.15%
      Expenses, including expenses of the
         master portfolio, net of waivers .........      0.63%     0.61%     0.61%       0.62%     0.63%(C)
      Expenses, including expenses of the
         master portfolio, before waivers .........      0.63%     0.61%     0.61%       0.62%     0.64%

AMERICAN BEACON SMALL CAP INDEX FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                      Institutional Class
                                                                    Year Ended December 31,
                                                      ---------------------------------------------------
                                                        2007      2006       2005         2004      2003
                                                      -------   --------   -------      -------   -------
NET ASSET VALUE, BEGINNING OF PERIOD ..............   $ 14.89   $  12.78   $ 12.57      $ 11.27   $  7.70
                                                      -------   --------   -------      -------   -------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(A)  ......................      0.32       0.17      0.16         0.14      0.04
   Net gain (loss) on investments, foreign
      currency and futures transactions (both
      realized and unrealized) ....................     (0.53)      2.11      0.42         1.87      3.57
                                                      -------   --------   -------      -------   -------
Total income (loss) from investment operations ....     (0.21)      2.28      0.58         2.01      3.61
                                                      -------   --------   -------      -------   -------
LESS DISTRIBUTIONS:
   Dividends from net investment income ...........     (0.31)     (0.17)    (0.17)       (0.13)    (0.04)
   Distributions from net realized gains on
      investments .................................     (0.80)        --     (0.15)       (0.58)       --
   Tax return of capital ..........................     (0.06)        --     (0.05)(B)       --        --
                                                      -------   --------   -------      -------   -------
Total distributions ...............................     (1.17)     (0.17)    (0.37)       (0.71)    (0.04)
                                                      -------   --------   -------      -------   -------
NET ASSET VALUE, END OF PERIOD ....................   $ 13.51   $  14.89   $ 12.78      $ 12.57   $ 11.27
                                                      =======   ========   =======      =======   =======
TOTAL RETURN ......................................     -1.63%     17.85%     4.51%       17.91%    46.90%
                                                      =======   ========   =======      =======   =======
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) .......   $52,325   $151,878   $46,113      $39,196   $67,756
   Ratios to average net assets (annualized):(A)
      Net investment income .......................      1.49%      1.49%     1.12%        0.90%     1.04%
      Expenses, including expenses of the
         master portfolio .........................      0.20%      0.18%     0.18%        0.22%     0.24%

----------
(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Master Small Cap Index Series.

(B) The tax return of capital is calculated based upon outstanding shares at the time of distribution.

AMERICAN BEACON INTERNATIONAL EQUITY INDEX FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                        Institutional Class
                                                                      Year Ended December 31,
                                                      ------------------------------------------------------
                                                        2007         2006       2005         2004      2003
                                                      --------     --------   -------      -------   -------
NET ASSET VALUE, BEGINNING OF PERIOD ..............   $  12.76     $  10.33   $  9.39      $  8.01   $  5.86
                                                      --------     --------   -------      -------   -------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(A) .......................       0.52         0.23      0.21         0.17      0.14
   Net gain on investments, foreign currency
      and futures transactions (both realized
      and unrealized) .............................       0.85         2.50      1.06         1.44      2.13
                                                      --------     --------   -------      -------   -------
Total income from investment operations ...........       1.37         2.73      1.27         1.61      2.27
                                                      --------     --------   -------      -------   -------
LESS DISTRIBUTIONS:
   Dividends from net investment income ...........      (0.53)       (0.23)    (0.24)       (0.23)    (0.12)
   Distributions from net realized gains on
      investments .................................      (0.22)       (0.07)       --           --        --
   Tax return of capital ..........................      (0.01)(B)       --     (0.09)(B)       --        --
                                                      --------     --------   -------      -------   -------
Total distributions ...............................      (0.76)       (0.30)    (0.33)       (0.23)    (0.12)
                                                      --------     --------   -------      -------   -------
NET ASSET VALUE, END OF PERIOD ....................   $  13.37     $  12.76   $ 10.33      $  9.39   $  8.01
                                                      ========     ========   =======      =======   =======
TOTAL RETURN ......................................      10.68%       26.52%    13.58%       20.12%    38.87%
                                                      ========     ========   =======      =======   =======
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) .......   $267,293     $162,113   $90,200      $23,156   $10,043
   Ratios to average net assets (annualized):(A)
      Net investment income .......................       2.96%        2.44%     2.49%        2.16%     2.71%
      Expenses, including expenses of the
         master portfolio .........................       0.19%        0.22%     0.23%        0.26%     0.31%

----------
(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Master International Index Series.

(B) The tax return of capital is calculated based upon outstanding shares at the time of distribution.

AMERICAN BEACON FUNDS
TAX INFORMATION
FOR THE TAX YEAR ENDED DECEMBER 31, 2007 (UNAUDITED)

          We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those in other areas of this report because of differences between tax and financial reporting requirements.

          For corporate shareholders in the Funds, the percentage of ordinary dividend income distributed for the year ended December 31, 2007, which is designated as qualifying for the dividends-received deduction, is as follows:

S&P 500 Index Fund                91.82%
Small Cap Index Fund              35.11%
International Equity Index Fund    0.00%

          For shareholders in the Funds, the percentage of dividend income distributed for the year ended December 31, 2007, which designated as qualified dividend income under the Jobs and Grown Tax relief Act of 2003, is as follows:

S&P 500 Index Fund                100.00%
Small Cap Index Fund               39.20%
International Equity Index Fund    81.27%

          Pursuant to Section 852 of the Internal Revenue Code, The Funds designate the following amounts as long-term capital gain dividends for their taxable year ended December 31, 2007:

S&P 500 Index Fund                $        0
Small Cap Index Fund              $2,456,009
International Equity Index Fund   $2,571,708

          Of the ordinary dividends distributed to shareholders during the tax year ended December 31, 2007, the amount of income derived from Short-Term Capital Gains is as follows:

S&P 500 Index Fund                $        0
Small Cap Index Fund              $  364,663
International Equity Index Fund   $1,397,095

AMERICAN BEACON FUNDS
PRIVACY POLICY
(UNAUDITED)

PRIVACY POLICY

          The American Beacon Funds recognizes and respects the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

          We may collect nonpublic personal information about you from one or more of the following sources:

               - information we receive from you on applications or other forms;

               - information about your transactions with us or our service providers; and

               -    information we receive from third parties.

          We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

          We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

          The Trustees and officers of the American Beacon Funds (the "Trust") are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-seven funds in the fund complex that includes the Trust, the American Beacon Master Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds. The Trust's Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

                                 POSITION, TERM OF
                                 OFFICE AND LENGTH
                                  OF TIME SERVED           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
  NAME, AGE AND ADDRESS           WITH THE TRUST                    AND CURRENT DIRECTORSHIPS
--------------------------   ------------------------   -------------------------------------------------
INTERESTED TRUSTEES

                                       Term
                                 Lifetime of Trust
                                  until removal,
                                  resignation or
                                   retirement*

Douglas G. Herring** (50)       Trustee since 2006      President (2006-Present) and CEO (2008-Present),
                             Executive Vice President   American Beacon Advisors, Inc.; Vice President
                                from 2006 to 2007       and Controller, American Airlines, Inc.
                               President since 2007     (1998-2006); Chairman (2003-Present) and Director
                                                        (1995-Present), American Airlines Federal Credit
                                                        Union; Trustee, American Beacon Mileage Funds
                                                        (2006-Present); Trustee, American Beacon Select
                                                        Funds (2006-Present); Trustee, American Beacon
                                                        Master Trust (2006-Present); Director, American
                                                        Beacon Global Funds, SPC (2006-Present);
                                                        Director, American Beacon Global Funds plc
                                                        (2007-Present).

William F. Quinn** (59)              Trustee            Chairman (2006-Present), CEO (2006-2007),
                                    since 1987          President (1986-2006), and Director
                                  President from        (2003-Present), American Beacon Advisors, Inc.;
                                   1987 to 2007         Chairman (1989-2003) and Director (1979-1989,
                                  Executive Vice        2003-Present), American Airlines Federal Credit
                                    President           Union; Director, Hicks Acquisition I, Inc.
                                    since 2007          (2007-Present); Director, Crescent Real Estate
                                                        Equities, Inc.(1994-2007); Director, Pritchard,
                                                        Hubble & Herr, LLC (investment advisor)
                                                        (2001-2006); Director of Investment Committee,
                                                        Southern Methodist University Endowment Fund
                                                        (1996-Present); Member, Southern Methodist
                                                        University Cox School of Business Advisory Board
                                                        (1999-2002); Member, New York Stock Exchange
                                                        Pension Manager Committee (1997-1998, 2000-2002,
                                                        2006-Present); Chairman (2007-Present) and Vice
                                                        Chairman (2004-2007), Committee for the
                                                        Investment of Employee Benefits; Director, United
                                                        Way of Metropolitan Tarrant County (1988-2000,
                                                        2004-Present); Trustee, American Beacon Mileage
                                                        Funds (1995-Present); Trustee, American Beacon
                                                        Select Funds (1999-Present); Trustee, American
                                                        Beacon Master Trust (1995-Present); Director,
                                                        American Beacon Global Funds SPC (2002-Present);
                                                        Director, American Beacon Global Funds plc
                                                        (2007-Present).

Alan D. Feld** (71)             Trustee since 1996      Partner, Akin, Gump, Strauss, Hauer & Feld, LLP
                                                        (law firm) (1960-Present); Director, Clear
                                                        Channel Communications (1984-Present); Trustee,
                                                        CenterPoint Properties (1994-2006); Member Board
                                                        of Trustees, Southern Methodist University;
                                                        Member, Board of Visitors, The University of
                                                        Texas M.D. Anderson Cancer Center; Member, Board
                                                        of Visitors, Zale Lipshy Hospital; Trustee,
                                                        American Beacon Mileage Funds (1996-Present);
                                                        Trustee, American Beacon Select Funds
                                                        (1999-Present); Trustee, American Beacon Master
                                                        Trust (1996-Present).

NON-INTERESTED TRUSTEES                Term
                                 Lifetime of Trust
                                  until removal,
                                  resignation or
                                   retirement*

W. Humphrey Bogart (63)         Trustee since 2004      Consultant, New River Canada Ltd. (mutual fund
                                                        servicing company) (1998-2003); Board Member,
                                                        Baylor University Medical Center Foundation
                                                        (1992-2004); President and CEO, Allmerica Trust
                                                        Company, NA (1996-1997); President and CEO,
                                                        Fidelity Investments Southwest Company
                                                        (1983-1995); Senior Vice President of Regional
                                                        Centers, Fidelity Investments (1988-1995);
                                                        Trustee, American Beacon Mileage Funds
                                                        (2004-Present); Trustee, American Beacon Select
                                                        Funds (2004-Present); Trustee, American Beacon
                                                        Master Trust (2004-Present).

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

                                 POSITION, TERM OF
                                 OFFICE AND LENGTH
                                  OF TIME SERVED           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
  NAME, AGE AND ADDRESS           WITH THE TRUST                    AND CURRENT DIRECTORSHIPS
--------------------------   ------------------------   -------------------------------------------------
NON-INTERESTED TRUSTEES
(CONT.)

Brenda A. Cline (47)            Trustee since 2004      Executive Vice President, Chief Financial
                                                        Officer, Treasurer and Secretary, Kimbell Art
                                                        Foundation (1993-Present); Trustee, Texas
                                                        Christian University (1998-Present); Trustee,
                                                        W.I. Cook Foundation, Inc. (d/b/a Cook Children's
                                                        Health Foundation) (2001-2006); Director,
                                                        Christian Church Foundation (1999-2007); Trustee,
                                                        American Beacon Mileage Funds (2004-Present);
                                                        Trustee, American Beacon Select Funds
                                                        (2004-Present); Trustee, American Beacon Master
                                                        Trust (2004-Present).

Richard A. Massman (64)         Trustee since 2004      Senior Vice President and General Counsel, Hunt
                                                        Consolidated, Inc. (holding company engaged in
                                                        oil and gas exploration and production, refining,
                                                        real estate, farming, ranching, and venture
                                                        capital activities) (1994-Present); Trustee,
                                                        American Beacon Mileage Funds (2004-Present);
                                                        Trustee, American Beacon Select Funds
                                                        (2004-Present); Trustee, American Beacon Master
                                                        Trust (2004-Present).

Stephen D. O'Sullivan (72)      Trustee since 1987      Consultant (1994-Present); Trustee, American
                                                        Beacon Mileage Funds (1995-Present); Trustee,
                                                        American Beacon Select Funds (1999-Present);
                                                        Trustee, American Beacon Master Trust
                                                        (1995-Present).

R. Gerald Turner (62)           Trustee since 2001      President, Southern Methodist University
225 Perkins Admin. Bldg.                                (1995-Present); Director, ChemFirst (1986-2002);
Southern Methodist Univ.                                Director, J.C. Penney Company, Inc.
Dallas, Texas 75275                                     (1996-Present); Director, California Federal
                                                        Preferred Capital Corp. (2001-2003); Director,
                                                        Kronus Worldwide Inc. (chemical manufacturing)
                                                        (2003-Present); Director, First Broadcasting
                                                        Investment Partners, LLC (2003-2007); Member,
                                                        Salvation Army of Dallas Board of Directors;
                                                        Member, Methodist Hospital Advisory Board;
                                                        Co-Chair, Knight Commission on Intercollegiate
                                                        Athletics; Trustee, American Beacon Mileage Funds
                                                        (2001-Present); Trustee, American Beacon Select
                                                        Funds (2001-Present); Trustee, American Beacon
                                                        Master Trust (2001-Present).

Kneeland Youngblood (52)        Trustee since 1996      Managing Partner, Pharos Capital Group, LLC (a
100 Crescent Court                Chairman since        private equity firm) (1998-Present); Director,
Suite 1740                            2005              Energy Future Holdings Corp. (2007-Present);
Dallas, Texas 75201                                     Director, Burger King Corporation (2004-Present);
                                                        Director, Gap, Inc. (2006-Present); Trustee, City
                                                        of Dallas, Texas Employee Retirement Fund
                                                        (2004-Present); Director, Starwood Hotels and
                                                        Resorts (2001-Present); Member, Council on
                                                        Foreign Relations (1995-Present); Trustee, St.
                                                        Mark's School of Texas (2002-Present); Trustee,
                                                        American Beacon Mileage Funds (1996- Present);
                                                        Trustee, American Beacon Select Funds
                                                        (1999-Present); Trustee, American Beacon Master
                                                        Trust (1996-Present).

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

                                 POSITION, TERM OF
                                 OFFICE AND LENGTH
                                  OF TIME SERVED           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
  NAME, AGE AND ADDRESS           WITH THE TRUST                    AND CURRENT DIRECTORSHIPS
--------------------------   ------------------------   -------------------------------------------------
OFFICERS
                                       Term
                                     One Year

Rosemary K. Behan (48)           VP, Secretary and      Vice President, Legal and Compliance, American
                                    Chief Legal         Beacon Advisors, Inc. (2006-Present); Assistant
                                Officer since 2006      General Counsel, First Command Financial
                                                        Planning, Inc. (2004-2006); Enforcement Attorney
                                                        (1995-2004), Securities and Exchange Commission.

Brian E. Brett (47)                VP since 2004        Vice President, Director of Sales and Marketing,
                                                        American Beacon Advisors, Inc. (2004-Present);
                                                        Regional Vice President, Neuberger Berman, LLC
                                                        (investment advisor) (1996-2004).

Wyatt Crumpler (41)                VP since 2007        Vice President, Trust Investments, American
                                                        Beacon Advisors, Inc. (2007-Present); Managing
                                                        Director of Corporate Accounting (2004-2007),
                                                        Director of IT Strategy and Finance (2002-2004),
                                                        American Airlines, Inc.

Michael W. Fields (53)             VP since 1989        Vice President, Fixed Income Investments,
                                                        American Beacon Advisors, Inc. (1988-Present);
                                                        Director, American Beacon Global Funds SPC
                                                        (2002-Present); Director, American Beacon Global
                                                        Funds plc (2007-Present).

Rebecca L. Harris (41)            Treasurer since       Vice President, Finance, American Beacon
                                       1995             Advisors, Inc. (1995-Present).

Christina E. Sears (36)          Chief Compliance       Chief Compliance Officer, American Beacon
                                Officer since 2004      Advisors, Inc. (2004-Present); Senior Compliance
                                     and Asst.          Analyst, American Beacon Advisors, Inc.
                                  Secretary since       (1998-2004).
                                       1999

* The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, with the exception of Messrs. Quinn and O'Sullivan.

** Messrs. Quinn, Feld and Herring are deemed to be "interested persons" of the Trust, as defined by the 1940 Act. Mr. Quinn is Chairman of the Manager. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to one or more of the Trust's Investment advisors. Mr. Herring is President and CEO of the Manager.

STATE STREET EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007

                                                                         MARKET
                                                                         VALUE
                                                             SHARES      (000)
                                                           ---------   ---------
COMMON STOCKS -- 98.1%
CONSUMER DISCRETIONARY -- 8.7%
Abercrombie & Fitch Co.                                       15,846   $   1,267
Amazon.Com, Inc. (a)                                          56,092       5,196
Apollo Group, Inc. Class A (a)                                26,529       1,861
AutoNation, Inc. (a)                                          23,063         361
AutoZone, Inc. (a)                                             7,864         943
Bed Bath & Beyond, Inc. (a)                                   50,745       1,491
Best Buy Co., Inc.                                            64,119       3,376
Big Lots, Inc. (a)                                            17,227         275
Black & Decker Corp.                                          11,837         824
Brunswick Corp.                                               18,586         317
Carnival Corp.                                                80,250       3,570
CBS Corp. Class B                                            125,903       3,431
Centex Corp.                                                  24,082         608
Circuit City Stores, Inc.                                     28,732         121
Clear Channel Communications, Inc.                            92,847       3,205
Coach, Inc. (a)                                               68,028       2,080
Comcast Corp. Class A (a)                                    568,201      10,375
D.R. Horton, Inc.                                             53,476         704
Darden Restaurants, Inc.                                      25,688         712
Dillard's, Inc. Class A                                       12,294         231
DIRECTV Group, Inc. (a)                                      128,877       2,980
Eastman Kodak Co.                                             54,482       1,192
eBay, Inc. (a)                                               210,566       6,989
EW Scripps Co. Class A                                        16,835         758
Expedia, Inc. (a)                                             35,655       1,127
Family Dollar Stores, Inc.                                    27,158         522
Ford Motor Co. (a)                                           383,580       2,581
Fortune Brands, Inc.                                          27,745       2,008
GameStop Corp. (a)                                            29,000       1,801
Gannett Co., Inc.                                             42,074       1,641
Gap, Inc.                                                     91,398       1,945
General Motors Corp.                                         103,845       2,585
Genuine Parts Co.                                             31,409       1,454
Goodyear Tire & Rubber Co. (a)                                45,757       1,291
H&R Block, Inc.                                               58,415       1,085
Harley-Davidson, Inc.                                         46,901       2,191
Harman International Industries, Inc.                         10,521         775
Harrah's Entertainment, Inc.                                  33,588       2,981
Hasbro, Inc.                                                  25,825         661
Home Depot, Inc.                                             312,409       8,416
Host Hotels & Resorts, Inc.                                   92,665       1,579
International Game Technology                                 56,319       2,474
Interpublic Group of Cos., Inc. (a)                           83,694         679
JC Penney & Co., Inc.                                         40,310       1,773
Johnson Controls, Inc.                                       109,486       3,946
Jones Apparel Group, Inc.                                     13,434         215
KB HOME                                                       14,794         320
Kohl's Corp. (a)                                              56,933       2,608
Leggett & Platt, Inc.                                         34,398         600
Lennar Corp. Class A                                          27,931         500
Limited Brands                                                58,467       1,107
Liz Claiborne, Inc.                                           20,797         423
Lowe's Cos., Inc.                                            267,062       6,041
Macy's, Inc.                                                  78,723       2,037

                                                                         MARKET
                                                                         VALUE
                                                             SHARES      (000)
                                                           ---------   ---------
Marriot International, Inc. Class A                           56,821   $   1,942
Mattel, Inc.                                                  66,976       1,275
McDonald's Corp.                                             218,804      12,890
McGraw-Hill, Inc.                                             60,766       2,662
Meredith Corp.                                                 7,889         434
New York Times Co. Class A                                    29,122         511
Newell Rubbermaid, Inc.                                       51,593       1,335
News Corp. Class A                                           428,209       8,774
NIKE, Inc. Class B                                            70,852       4,552
Nordstrom, Inc.                                               34,633       1,272
Office Depot, Inc. (a)                                        51,256         713
OfficeMax, Inc.                                               15,131         313
Omnicom Group, Inc.                                           59,941       2,849
Polo Ralph Lauren Corp.                                       10,615         656
Pulte Homes, Inc.                                             42,826         451
Radioshack Corp.                                              27,503         464
Sears Holdings Corp. (a)                                      14,174       1,446
Sherwin-Williams Co.                                          20,596       1,195
Snap-On, Inc.                                                  9,512         459
Stanley Works                                                 14,583         707
Staples, Inc.                                                130,833       3,018
Starbucks Corp. (a)                                          136,861       2,802
Starwood Hotels & Resorts Worldwide, Inc.                     36,747       1,618
Target Corp.                                                 153,204       7,660
Tiffany & Co.                                                 25,080       1,154
Time Warner, Inc.                                            667,238      11,016
TJX Cos., Inc.                                                81,106       2,330
V.F. Corp.                                                    16,893       1,160
Viacom, Inc. Class B (a)                                     123,909       5,442
Walt Disney Co.                                              356,571      11,510
Washington Post Co.                                            1,060         839
Wendy's International, Inc.                                   17,016         440
Whirlpool Corp.                                               13,761       1,123
Wyndham Worldwide Corp.                                       34,299         808
Yum! Brands, Inc.                                             95,392       3,651
                                                                       ---------
                                                                         209,704
                                                                       ---------
CONSUMER STAPLES -- 10.0%
Altria Group, Inc.                                           389,107      29,409
Anheuser-Busch Cos., Inc.                                    135,496       7,092
Archer-Daniels-Midland Co.                                   118,424       5,498
Avon Products, Inc.                                           80,660       3,188
Brown-Forman Corp. Class B                                    15,624       1,158
Campbell Soup Co.                                             41,465       1,482
Clorox Co.                                                    25,743       1,678
Coca-Cola Co.                                                367,217      22,536
Coca-Cola Enterprises, Inc.                                   53,901       1,403
Colgate-Palmolive Co.                                         94,376       7,358
ConAgra Foods, Inc.                                           91,275       2,171
Constellation Brands, Inc. Class A (a)                        37,226         880
Costco Wholesale Corp.                                        80,837       5,639
CVS Corp.                                                    272,152      10,818
Dean Foods Co.                                                25,258         653
Estee Lauder Cos, Inc. Class A                                20,552         896
General Mills, Inc.                                           62,732       3,576

                        See notes to Financial Statements

STATE STREET EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007

                                                                         MARKET
                                                                         VALUE
                                                             SHARES      (000)
                                                           ---------   ---------
CONSUMER STAPLES -- (CONTINUED)
H.J. Heinz Co.                                                58,369   $   2,725
Hershey Foods Corp.                                           29,582       1,166
Kellogg Co.                                                   48,435       2,539
Kimberly-Clark Corp.                                          76,800       5,325
Kraft Foods, Inc.                                            289,941       9,461
Kroger Co.                                                   129,276       3,453
McCormick & Co., Inc.                                         22,353         847
Molson Coors Brewing Co., Class B                             23,962       1,237
Pepsi Bottling Group, Inc.                                    26,453       1,044
PepsiCo, Inc.                                                296,067      22,471
Procter & Gamble Co.                                         573,613      42,115
Reynolds American, Inc.                                       31,887       2,103
Safeway, Inc.                                                 80,264       2,746
Sara Lee Corp.                                               129,134       2,074
SuperValu, Inc.                                               37,648       1,413
Sysco Corp.                                                  112,209       3,502
Tyson Foods, Inc., Class A                                    52,935         811
UST Corp.                                                     28,137       1,542
Wal-Mart Stores, Inc.                                        439,955      20,911
Walgreen Co.                                                 183,684       6,995
Whole Foods Market, Inc.                                      25,433       1,038
Wrigley Wm., Jr. Co.                                          39,748       2,327
                                                                       ---------
                                                                         243,280
                                                                       ---------
ENERGY -- 12.3%
Anadarko Petroleum Corp.                                      85,626       5,625
Apache Corp.                                                  61,311       6,593
Baker Hughes, Inc.                                            57,578       4,670
BJ Services Co.                                               54,548       1,323
Chesapeake Energy Corp.                                       82,282       3,225
ChevronTexaco Corp.                                          390,310      36,428
ConocoPhillips                                               294,567      26,010
Devon Energy Corp.                                            82,412       7,327
El Paso Corp.                                                130,592       2,251
ENSCO International, Inc.                                     26,077       1,555
EOG Resources, Inc.                                           44,917       4,009
ExxonMobil Corp.                                           1,008,814      94,516
Halliburton Co.                                              160,734       6,093
Hess Corp.                                                    51,487       5,193
Marathon Oil Corp.                                           130,790       7,960
Murphy Oil Corp.                                              35,241       2,990
Nabors Industries, Ltd. (a)                                   52,404       1,435
National Oilwell Varco, Inc. (a)                              65,557       4,816
Noble Corp.                                                   48,918       2,764
Noble Energy, Inc.                                            31,210       2,482
Occidental Petroleum Corp.                                   152,638      11,752
Range Resources Corp.                                         27,200       1,397
Rowan Cos., Inc.                                              19,520         770
Schlumberger, Ltd.                                           221,006      21,740
Smith International, Inc.                                     37,534       2,772
Sunoco, Inc.                                                  21,584       1,564
Tesoro Corp.                                                  26,365       1,258
Transocean, Inc.                                              58,799       8,417
Valero Energy Corp.                                          101,906       7,137
Weatherford International Ltd. (a)                            62,555       4,291

                                                                         MARKET
                                                                         VALUE
                                                             SHARES      (000)
                                                           ---------   ---------
Williams Cos., Inc.                                          110,168   $   3,942
XTO Energy, Inc.                                              89,221       4,582
                                                                       ---------
                                                                         296,887
                                                                       ---------
FINANCIALS -- 17.4%
ACE, Ltd.                                                     60,483       3,737
AFLAC, Inc.                                                   90,470       5,666
Allstate Corp.                                               105,579       5,514
Ambac Financial Group, Inc.                                   20,232         521
American Capital Strategies Ltd.                              34,302       1,131
American Express Co.                                         217,379      11,308
American International Group, Inc.                           469,749      27,386
Ameriprise Financial, Inc.                                    43,007       2,370
AON Corp.                                                     54,747       2,611
Apartment Investment & Management Co. Class A                 16,714         580
Assurant, Inc.                                                17,131       1,146
AvalonBay Communities, Inc.                                   14,753       1,389
Bank of America Corp.                                        819,839      33,827
Bank of New York Mellon Corp.                                209,203      10,201
BB&T Corp.                                                   101,370       3,109
Bear Stearns Cos., Inc.                                       21,168       1,868
Boston Properties, Inc.                                       21,667       1,989
Capital One Financial Corp.                                   70,163       3,316
CB Richard Ellis Group, Inc. Class A (a)                      37,475         808
Charles Schwab Corp.                                         174,693       4,463
Chubb Corp.                                                   72,375       3,950
Cincinnati Financial Corp.                                    31,514       1,246
CIT Group, Inc.                                               35,142         844
Citigroup, Inc.                                              919,107      27,059
CME Group, Inc.                                               10,141       6,957
Comerica, Inc.                                                27,144       1,182
Commerce Bancorp, Inc.                                        34,174       1,303
Countrywide Financial Corp.                                  100,246         896
Developers Diversified Realty Corp.                           23,024         882
Discover Financial Services                                   85,605       1,291
E*Trade Financial Corp. (a)                                   81,315         289
Equity Residential                                            49,057       1,789
Fannie Mae                                                   181,144       7,242
Federal Home Loan Mortgage Corp.                             123,039       4,192
Federated Investors, Inc. Class B                             15,270         629
Fidelity National Information Services, Inc.                  30,977       1,288
Fifth Third Bancorp                                           95,716       2,405
First Horizon National Corp.                                  25,172         457
Franklin Resources, Inc.                                      29,680       3,396
General Growth Properties, Inc.                               45,893       1,890
Genworth Financial, Inc. Class A                              80,451       2,047
Goldman Sachs Group, Inc.                                     74,399      16,000
Hartford Financial Services Group, Inc.                       57,297       4,996
Hudson City Bancorp, Inc.                                     95,292       1,431
Huntington Bancshares, Inc.                                   64,656         954
IntercontinentalExchange, Inc. (a)                            12,680       2,441
J.P. Morgan Chase & Co.                                      619,837      27,056

                       See notes to Financial Statements

STATE STREET EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007

                                                                         MARKET
                                                                         VALUE
                                                             SHARES      (000)
                                                           ---------   ---------
FINANCIALS -- (CONTINUED)
Janus Capital Group, Inc.                                     29,407   $     966
KeyCorp                                                       70,475       1,653
Kimco Realty Corp.                                            45,869       1,670
Legg Mason, Inc.                                              25,142       1,839
Lehman Brothers Holdings, Inc.                                98,213       6,427
Leucadia National Corp.                                       31,736       1,495
Lincoln National Corp.                                        49,592       2,887
Loews Corp.                                                   81,290       4,092
M & T Bank Corp.                                              14,137       1,153
Marsh & McLennan Cos., Inc.                                  100,753       2,667
Marshall & Ilsley Corp.                                       49,593       1,313
MBIA, Inc.                                                    21,584         402
Merrill Lynch & Co., Inc.                                    158,458       8,506
MetLife, Inc.                                                137,145       8,451
MGIC Investment Corp.                                         16,800         377
Moody's Corp.                                                 38,966       1,391
Morgan Stanley                                               195,948      10,407
National City Corp.                                          115,554       1,902
Northern Trust Corp.                                          34,306       2,627
NYSE Euronext                                                 48,600       4,266
Plum Creek Timber Co., Inc.                                   30,811       1,419
PNC Financial Services Group, Inc.                            63,251       4,152
Principal Financial Group, Inc.                               49,491       3,407
Progressive Corp.                                            135,501       2,596
ProLogis                                                      47,891       3,035
Prudential Financial, Inc.                                    83,039       7,726
Public Storage, Inc.                                          23,087       1,695
Regions Financial Corp.                                      128,789       3,046
SAFECO Corp.                                                  16,950         944
Simon Property Group, Inc.                                    41,100       3,570
SLM Corp.                                                     73,899       1,488
Sovereign Bancorp, Inc.                                       65,974         752
State Street Corp. (b)                                        70,325       5,710
SunTrust Banks, Inc.                                          64,818       4,050
Synovus Financial Corp.                                       57,585       1,387
T. Rowe Price Group, Inc.                                     48,675       2,963
Torchmark Corp.                                               17,921       1,085
Travelers Cos, Inc.                                          118,604       6,381
U.S. Bancorp                                                 317,331      10,072
Unum Group                                                    63,629       1,514
Vornado Realty Trust                                          25,134       2,211
Wachovia Corp.                                               364,322      13,855
Washington Mutual, Inc.                                      159,441       2,170
Wells Fargo Co.                                              621,744      18,770
Western Union Co.                                            143,985       3,496
XL Capital, Ltd. Class A                                      33,044       1,662
Zions Bancorp                                                 20,553         960
                                                                       ---------
                                                                         421,659
                                                                       ---------
HEALTH CARE -- 11.6%
Abbott Laboratories                                          285,708      16,043
Aetna, Inc.                                                   94,397       5,450
Allergan, Inc.                                                56,592       3,635
AmerisourceBergen Corp.                                       29,493       1,323
Amgen, Inc. (a)                                              199,895       9,283

                                                                         MARKET
                                                                         VALUE
                                                             SHARES      (000)
                                                           ---------   ---------
Applera Corp. - Applied Biosystems Group                      33,273   $   1,129
Barr Pharmaceuticals, Inc. (a)                                18,923       1,005
Baxter International, Inc.                                   116,561       6,766
Becton, Dickinson & Co.                                       45,297       3,786
Biogen Idec, Inc. (a)                                         52,931       3,013
Boston Scientific Corp. (a)                                  244,634       2,845
Bristol-Myers Squibb Co.                                     363,616       9,643
C.R. Bard, Inc.                                               19,097       1,810
Cardinal Health, Inc.                                         66,957       3,867
Celgene Corp. (a)                                             70,418       3,254
CIGNA Corp.                                                   51,496       2,767
Coventry Health Care, Inc. (a)                                27,603       1,635
Covidien Ltd.                                                 92,404       4,093
Eli Lilly & Co.                                              181,443       9,687
Express Scripts, Inc. (a)                                     47,299       3,453
Forest Laboratories, Inc. (a)                                 58,602       2,136
Genzyme Corp. (a)                                             48,492       3,610
Gilead Sciences, Inc. (a)                                    172,094       7,918
Hospira, Inc. (a)                                             28,503       1,215
Humana, Inc. (a)                                              30,047       2,263
IMS Health, Inc.                                              34,732         800
Johnson & Johnson                                            529,940      35,347
King Pharmaceuticals, Inc. (a)                                49,292         505
Laboratory Corp. of America Holdings (a)                      21,122       1,595
McKesson Corp.                                                54,455       3,567
Medco Health Solutions, Inc. (a)                              48,834       4,952
Medtronic, Inc.                                              208,511      10,482
Merck & Co., Inc.                                            402,238      23,374
Millipore Corp. (a)                                            9,535         698
Mylan Laboratories Inc.                                       58,709         825
Patterson Cos., Inc. (a)                                      25,094         852
Pfizer, Inc.                                               1,257,294      28,578
Quest Diagnostics, Inc.                                       28,100       1,486
Schering-Plough Corp.                                        299,884       7,989
St. Jude Medical, Inc. (a)                                    60,894       2,475
Stryker Corp.                                                 43,489       3,250
Tenet Healthcare Corp. (a)                                    95,470         485
Thermo Fisher Scientific, Inc. (a)                            76,824       4,431
UnitedHealth Group, Inc.                                     238,346      13,872
Varian Medical Systems, Inc. (a)                              22,860       1,192
Watson Pharmaceuticals, Inc. (a)                              17,346         471
Wellpoint, Inc. (a)                                          105,770       9,279
Wyeth                                                        247,016      10,916
Zimmer Holdings, Inc. (a)                                     44,052       2,914
                                                                       ---------
                                                                         281,964
                                                                       ---------
INDUSTRIALS -- 11.4%
3M Co.                                                       131,560      11,093
Allied Waste Industries, Inc. (a)                             51,430         567
Avery Dennison Corp.                                          20,488       1,089
Boeing Co.                                                   143,954      12,590
Burlington Northern Santa Fe Corp.                            55,082       4,584
Caterpillar, Inc.                                            117,740       8,543
CH Robinson Worldwide, Inc.                                   30,461       1,649

                       See notes to Financial Statements

STATE STREET EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007

                                                                         MARKET
                                                                         VALUE
                                                             SHARES      (000)
                                                           ---------   ---------
INDUSTRIALS -- (CONTINUED)
Cintas Corp.                                                  25,088   $     843
Cooper Industries, Ltd.                                       34,434       1,821
CSX Corp.                                                     80,738       3,551
Cummins, Inc.                                                 18,529       2,360
Danaher Corp.                                                 46,986       4,123
Deere & Co.                                                   82,162       7,651
Domtar Corp. (a) (c)                                              11           0
Dover Corp.                                                   36,195       1,668
Eaton Corp.                                                   26,595       2,578
Emerson Electric Co.                                         145,740       8,258
Equifax, Inc.                                                 23,683         861
Expeditors International Washington, Inc.                     37,820       1,690
FedEx Corp.                                                   57,339       5,113
Fluor Corp.                                                   16,530       2,409
General Dynamics Corp.                                        74,748       6,652
General Electric Co.                                       1,866,192      69,180
Goodrich Co.                                                  22,145       1,564
Honeywell International, Inc.                                138,282       8,514
Illinois Tool Works, Inc.                                     75,471       4,041
Ingersoll-Rand Co. Class A                                    51,321       2,385
ITT Industries, Inc.                                          33,792       2,232
Jacobs Engineering Group, Inc. (a)                            22,600       2,161
L-3 Communications Holdings, Inc.                             22,503       2,384
Lockheed Martin Corp.                                         64,312       6,769
Manitowoc Co., Inc.                                           24,000       1,172
Masco Corp.                                                   67,523       1,459
Monster Worldwide, Inc. (a)                                   22,609         733
Norfolk Southern Corp.                                        71,955       3,629
Northrop Grumman Corp.                                        63,511       4,995
PACCAR, Inc.                                                  68,474       3,730
Pall Corp.                                                    22,209         895
Parker-Hannifin Corp.                                         32,403       2,440
Pitney Bowes, Inc.                                            40,827       1,553
Precision Castparts Corp.                                     25,307       3,510
R.R. Donnelley & Sons Co.                                     40,209       1,517
Raytheon Co.                                                  80,756       4,902
Robert Half International, Inc.                               31,140         842
Rockwell Automation, Inc.                                     27,505       1,897
Rockwell Collins, Inc.                                        30,231       2,176
Ryder Systems, Inc.                                            9,821         462
Southwest Airlines Co.                                       138,886       1,694
Terex Corp. (a)                                               19,035       1,248
Textron, Inc.                                                 45,639       3,254
Tyco Electronics Ltd.                                         91,104       3,383
Tyco International Ltd.                                       90,861       3,603
Union Pacific Corp.                                           48,084       6,040
United Parcel Service, Inc. Class B                          192,650      13,624
United Technologies Corp.                                    182,024      13,932
W.W. Grainger, Inc.                                           12,169       1,065
Waste Management, Inc.                                        96,739       3,160
                                                                       ---------
                                                                         275,838
                                                                       ---------
INFORMATION TECHNOLOGY -- 15.9%
Adobe Systems, Inc. (a)                                      108,757       4,647

                                                                         MARKET
                                                                         VALUE
                                                             SHARES       (000)
                                                           ---------   ---------
Advanced Micro Devices, Inc. (a)                             114,986   $     862
Affiliated Computer Services, Inc. Class A (a)                19,337         872
Agilent Technologies, Inc. (a)                                69,168       2,541
Akamai Technologies, Inc. (a)                                 29,424       1,018
Altera Corp.                                                  59,454       1,149
Analog Devices, Inc.                                          57,869       1,835
Apple Computer, Inc. (a)                                     161,217      31,934
Applied Materials, Inc.                                      254,707       4,524
Autodesk, Inc. (a)                                            41,876       2,084
Automatic Data Processing, Inc.                               97,217       4,329
BMC Software, Inc. (a)                                        35,721       1,273
Broadcom Corp. Class A (a)                                    85,359       2,231
CA, Inc.                                                      68,899       1,719
CIENA Corp. (a)                                               14,529         496
Cisco Systems, Inc. (a)                                    1,120,801      30,340
Citrix Systems, Inc. (a)                                      33,467       1,272
Cognizant Technology Solutions Corp. Class A (a)              54,284       1,842
Computer Sciences Corp. (a)                                   30,744       1,521
Compuware Corp. (a)                                           54,650         485
Convergys Corp. (a)                                           27,935         460
Corning, Inc.                                                291,844       7,001
Dell, Inc. (a)                                               417,763      10,239
Electronic Arts, Inc. (a)                                     57,100       3,335
Electronic Data Systems Corp.                                 91,816       1,903
EMC Corp. (a)                                                388,642       7,202
Fiserv, Inc. (a)                                              29,952       1,662
Google, Inc. Class A (a)                                      42,771      29,575
Hewlett-Packard Co.                                          476,394      24,048
IAC (a)                                                       34,889         939
Intel Corp.                                                1,080,236      28,799
International Business Machines Corp.                        253,729      27,428
Intuit, Inc. (a)                                              61,163       1,933
Jabil Circuit, Inc.                                           39,951         610
Juniper Networks, Inc. (a)                                    94,093       3,124
KLA-Tencor Corp.                                              33,505       1,614
Lexmark International Group, Inc. Class A (a)                 15,842         552
Linear Technology Corp.                                       40,863       1,301
LSI Logic Corp. (a)                                          138,462         735
MEMC Electronic Materials, Inc. (a)                           42,578       3,768
Microchip Technology, Inc.                                    37,989       1,194
Micron Technology, Inc. (a)                                  142,362       1,032
Microsoft Corp.                                            1,485,833      52,896
Molex, Inc.                                                   24,805         677
Motorola, Inc.                                               418,265       6,709
National Semiconductor Corp.                                  41,596         942
Network Appliance, Inc. (a)                                   66,057       1,649
Novell, Inc. (a)                                              68,720         472
Novellus Systems, Inc. (a)                                    20,030         552
NVIDIA Corp. (a)                                             100,756       3,428
Oracle Corp. (a)                                             728,972      16,460
Paychex, Inc.                                                 61,738       2,236
PerkinElmer, Inc.                                             21,118         550

                       See notes to Financial Statements

STATE STREET EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007

                                                                         MARKET
                                                                         VALUE
                                                             SHARES      (000)
                                                           ---------   ---------
INFORMATION TECHNOLOGY -- (CONTINUED)
QLogic Corp. (a)                                              24,322   $     345
QUALCOMM, Inc.                                               307,534      12,102
SanDisk Corp. (a)                                             40,167       1,332
Sun Microsystems, Inc. (a)                                   148,641       2,695
Symantec Corp. (a)                                           164,763       2,659
Tellabs, Inc. (a)                                             85,030         556
Teradata Corp. (a)                                            33,520         919
Teradyne, Inc. (a)                                            27,649         286
Texas Instruments, Inc.                                      258,656       8,639
Unisys Corp. (a)                                              69,807         330
VeriSign, Inc. (a)                                            40,321       1,517
Waters Corp. (a)                                              18,865       1,492
Xerox Corp.                                                  171,534       2,777
Xilinx, Inc.                                                  52,602       1,151
Yahoo!, Inc. (a)                                             243,219       5,657
                                                                       ---------
                                                                         384,456
                                                                       ---------
MATERIALS -- 3.5%
Air Products & Chemicals, Inc.                                39,609       3,907
Alcoa, Inc.                                                  159,562       5,832
Allegheny Technologies, Inc.                                  18,128       1,566
Ashland, Inc.                                                 10,700         507
Ball Corp.                                                    17,562         790
Bemis Co., Inc.                                               17,262         473
Consol Energy, Inc.                                           33,573       2,401
Dow Chemical Co.                                             174,930       6,896
E.I. Du Pont de Nemours & Co.                                166,474       7,340
Eastman Chemical Co.                                          15,004         917
Ecolab, Inc.                                                  30,766       1,575
Freeport-McMoRan Copper & Gold, Inc. Class B                  70,723       7,245
Hercules, Inc.                                                23,050         446
International Flavors & Fragrances, Inc.                      14,331         690
International Paper Co.                                       78,611       2,545
MeadWestvaco Corp.                                            32,320       1,012
Monsanto Co.                                                 100,225      11,194
Newmont Mining Corp.                                          83,206       4,063
Nucor Corp.                                                   52,454       3,106
Pactiv Corp. (a)                                              23,915         637
Peabody Energy Corp.                                          48,324       2,979
PPG Industries, Inc.                                          29,871       2,098
Praxair, Inc.                                                 59,114       5,244
Rohm & Haas Co.                                               23,906       1,269
Sealed Air Corp.                                              28,492         659
Sigma-Aldrich Corp.                                           24,234       1,323
Titanium Metals Corp.                                         16,600         439
United States Steel Corp.                                     21,578       2,609
Vulcan Materials Co.                                          20,361       1,610
Weyerhaeuser Co.                                              39,537       2,915
                                                                       ---------
                                                                          84,287
                                                                       ---------
TELECOMMUNICATION SERVICES -- 3.6%
American Tower Corp. (a)                                      75,200       3,204
AT&T, Inc.                                                 1,120,152      46,553
CenturyTel, Inc.                                              20,441         847

                                                                         MARKET
                                                                         VALUE
                                                             SHARES      (000)
                                                           ---------   ---------
Citizens Communications Co.                                   60,384   $     769
Embarq Corp.                                                  27,597       1,367
JDS Uniphase Corp. (a)                                        42,723         568
Qwest Communications International, Inc. (a)                 283,890       1,990
Sprint Nextel Corp.                                          523,943       6,879
Verizon Communications, Inc.                                 531,829      23,236
Windstream Corp.                                              89,913       1,171
                                                                       ---------
                                                                          86,584
                                                                       ---------
UTILITIES -- 3.7%
AES Corp. (a)                                                124,995       2,674
Allegheny Energy, Inc.                                        30,759       1,957
Ameren Corp.                                                  36,960       2,004
American Electric Power Co., Inc.                             73,152       3,406
CenterPoint Energy, Inc.                                      57,611         987
CMS Energy Corp.                                              38,856         675
Consolidated Edison, Inc.                                     50,752       2,479
Constellation Energy Group, Inc.                              33,014       3,385
Dominion Resources, Inc.                                     108,424       5,145
DTE Energy Co.                                                30,584       1,344
Duke Energy Corp.                                            233,920       4,718
Dynegy, Inc. (a)                                              95,490         682
Edison International                                          59,819       3,193
Entergy Corp.                                                 35,998       4,302
Exelon Corp.                                                 123,974      10,121
FirstEnergy Corp.                                             56,007       4,052
FPL Group, Inc.                                               75,121       5,092
Integrys Energy Group, Inc.                                   12,916         668
Nicor, Inc.                                                    9,100         385
NiSource, Inc.                                                49,982         944
Pepco Holdings, Inc.                                          36,900       1,082
PG&E Corp.                                                    64,726       2,789
Pinnacle West Capital Corp.                                   17,760         753
PPL Corp.                                                     71,275       3,713
Progress Energy, Inc.                                         46,981       2,275
Public Service Enterprise Group, Inc.                         47,212       4,638
Questar Corp.                                                 32,468       1,756
Sempra Energy                                                 49,286       3,050
Southern Co.                                                 140,787       5,455
Spectra Energy Corp.                                         113,198       2,923
TECO Energy, Inc.                                             35,651         614
Trane, Inc.                                                   31,030       1,449
Xcel Energy, Inc.                                             77,251       1,744
                                                                       ---------
                                                                          90,454
                                                                       ---------
TOTAL COMMON STOCKS
   (Cost $1,442,132,115)                                               2,375,113
                                                                       ---------

                        See notes to Financial Statements

STATE STREET EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007

                                                             PAR        MARKET
                                                            AMOUNT       VALUE
                                                            (000)        (000)
                                                          ---------   ----------
U.S. GOVERNMENT SECURITIES -- 0.2%
United States Treasury Bill
   3.0% due 03/06/08 (d) (e)                              $   4,299   $    4,276
                                                                      ----------
TOTAL U.S. GOVERNMENT SECURITIES
   (Cost $4,275,869)                                                       4,276
                                                                      ----------

                                                                        MARKET
                                                            SHARES       VALUE
                                                             (000)       (000)
                                                          ---------   ----------
MONEY MARKET FUNDS -- 2.0%
AIM Short Term Investment Prime Portfolio                    48,722   $   48,722
Federated Money Market Obligations Trust                        554          554
                                                                      ----------
TOTAL MONEY MARKET FUNDS
   (Cost $49,275,442)                                                     49,276
                                                                      ----------
TOTAL INVESTMENTS -- 100.3%
   (identified cost $1,495,683,426)                                    2,428,665

LIABILITIES IN EXCESS OF ASSETS -- (0.3)%                                 (6,288)
                                                                      ----------
NET ASSETS -- 100.0%                                                  $2,422,377
                                                                      ==========

(a)  Non-income producing security.

(b)  Affiliated issuer. See table that follows for more information.

(c)  Amount is less than $1,000.

(d)  Rate represents annualized yield at date of purchase.

(e) Security held as collateral in relation to initial margin requirements on futures contracts.

                       See notes to Financial Statements

STATE STREET EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007

SCHEDULE OF FUTURES CONTRACTS

                                                   UNREALIZED
                                      NUMBER OF   APPRECIATION
                                      CONTRACTS       (000)
                                      ---------   ------------
S&P 500 Financial Futures Contracts
   (long) Expiration Date 03/2008        677          $675
                                                      ----
Total unrealized depreciation on
   open futures contracts purchased                   $675
                                                      ====

AFFILIATE TABLE

                                                                                                  Income
                                                                                                  Earned
                                        Shares                                                 for the year    Realized
                       Number of     purchased for  Shares sold for     Number of    Value at      ended       Gain on
     Security       shares held at  the year ended   the year ended  shares held at  12/31/07    12/31/07    shares sold
    Description       12/31/2006       12/31/07         12/31/07        12/31/07       (000)       (000)        (000)
------------------  --------------  --------------  ---------------  --------------  --------  ------------  -----------
State Street Corp.      69,744          18,900           18,319          70,325         $5,710       62          $573

                        See notes to Financial Statements

STATE STREET EQUITY 500 INDEX PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2007 (AMOUNTS IN THOUSANDS)

ASSETS
Investments in unaffiliated issuers at market
   (identified cost $1,492,789) ..................   $2,422,955
Investments in non-controlled affiliates at market
   (identified cost $2,894) (Note 4) .............        5,710
                                                     ----------
                                                      2,428,665
Cash .............................................          143
   Receivables:
      Investment securities sold .................          548
      Dividends and interest .....................        3,648
                                                     ----------
         TOTAL ASSETS ............................    2,433,004
                                                     ----------
LIABILITIES
   Payables:
      Investment securities purchased ............       10,140
      Daily variation margin on futures contracts           291
      Management fees (Note 4) ...................          196
         TOTAL LIABILITIES .......................       10,627
                                                     ----------
NET ASSETS .......................................   $2,422,377
                                                     ==========

                        See notes to Financial Statements

STATE STREET EQUITY 500 INDEX PORTFOLIO
STATEMENT OF OPERATIONS
DECEMBER 31, 2007 (AMOUNTS IN THOUSANDS)

INVESTMENT INCOME
   Dividend income - unaffiliated issuers.....................              $ 51,567
   Dividend income - non-controlled affiliated issuer.........                    62
   Interest                                                                    2,709
                                                                            --------
      TOTAL INVESTMENT INCOME.................................                54,338
                                                                            --------
EXPENSES
   Management fees (Note 4)...................................   $  1,221
                                                                 --------
      TOTAL EXPENSES..........................................                 1,221
                                                                            --------
NET INVESTMENT INCOME.........................................                53,117
                                                                            --------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Investments - unaffiliated issuers.........................    169,491
   Investments - non-controlled affiliated issuer.............        573
   Futures contracts..........................................       (853)
                                                                 --------
                                                                             169,211
                                                                            --------
Net change in net unrealized appreciation (depreciation) on:
   Investments................................................    (67,144)
   Futures contracts..........................................        663
                                                                 --------   --------
                                                                             (66,481)
                                                                            --------
Net realized and unrealized gain..............................               102,730
                                                                            --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........              $155,847
                                                                            ========


                        See notes to Financial Statements

STATE STREET EQUITY 500 INDEX PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS (AMOUNTS IN THOUSANDS)

                                                                   FOR THE        FOR THE
                                                                 YEAR ENDED     YEAR ENDED
                                                                 DECEMBER 31   DECEMBER 31,
                                                                     2007          2006
                                                                 -----------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net Investment Income .....................................   $   53,117    $   49,532
   Net realized gain on investments and futures contracts ....      169,211         9,894
   Net change in net unrealized appreciation (depreciation) ..      (66,481)      318,596
                                                                 ----------    ----------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...      155,847       378,022
                                                                 ----------    ----------
CAPITAL TRANSACTIONS
   Proceeds from contributions ...............................      328,812       310,574
   Contributions in-kind .....................................           --         8,054
   Fair value of withdrawals .................................     (765,322)     (383,063)
   Withdrawals in-kind .......................................      (63,656)           --
                                                                 ----------    ----------
      NET DECREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS ...     (500,166)      (64,435)
                                                                 ----------    ----------
TOTAL NET INCREASE (DECREASE) IN NET ASSETS ..................     (344,319)      313,587
NET ASSETS
Beginning of period ..........................................    2,766,696     2,453,109
                                                                 ----------    ----------
End of period ................................................   $2,422,377    $2,766,696
                                                                 ==========    ==========


                       See notes to Financial Statements

STATE STREET EQUITY 500 INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

The following table includes selected supplemental data and ratios to average net assets:

                                         YEAR         YEAR         YEAR         YEAR         YEAR
                                         ENDED        ENDED        ENDED        ENDED        ENDED
                                      12/31/2007   12/31/2006   12/31/2005   12/31/2004   12/31/2003
                                      ----------   ----------   ----------   ----------   ----------
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (in
      thousands) ..................   $2,422,377   $2,766,696   $2,453,109   $2,767,467   $2,714,672
Ratios to average net assets:
   Operating expenses .............        0.045%       0.045%       0.045%       0.045%       0.045%
   Net investment income ..........         1.96%        1.94%        1.84%        1.97%        1.74%
Portfolio turnover rate* ..........           12%          10%           8%           9%          12%
Total return (a) ..................         5.49%       15.75%        4.87%       10.86%       28.62%

----------
*    The portfolio turnover rate excludes in-kind security transactions.

(a) Results represent past performance and are not indicative of future results.

STATE STREET EQUITY 500 INDEX PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

1. ORGANIZATION

          State Street Master Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and was organized as a business trust under the laws of The Commonwealth of Massachusetts on July 27, 1999. The Trust comprises eleven investment portfolios: the State Street Equity 500 Index Portfolio, the State Street Equity 400 Index Portfolio, the State Street Equity 2000 Index Portfolio, the State Street Aggregate Bond Index Portfolio, the State Street Money Market Portfolio, the State Street Tax Free Money Market Portfolio, the State Street Tax Free Limited Duration Bond Portfolio, the State Street Limited Duration Bond Portfolio, the State Street Treasury Money Market Portfolio, the State Street Treasury Plus Money Market Portfolio and the State Street U.S. Government Money Market Portfolio. Information presented in these financial statements pertains only to the State Street Equity 500 Index Portfolio (the "Portfolio"). At December 31, 2007, only the Portfolio, the State Street Money Market Portfolio, the State Street Tax Free Money Market Portfolio, the State Street Tax Free Limited Duration Bond Portfolio, the State Street Treasury Money Market Portfolio, the State Street Treasury Plus Money Market Portfolio and the State Street U.S. Government Money Market Portfolio were in operation. The Portfolio is authorized to issue an unlimited number of non-transferable beneficial interests.

          The Portfolio's investment objective is to replicate, as closely as possible, before expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500(R) Index"). The Portfolio uses a passive management strategy designed to track the performance of the S&P 500(R) Index. The S&P 500(R) Index is a well-known, unmanaged, stock index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. There is no assurance that the Portfolio will achieve its objective.

2. SIGNIFICANT ACCOUNTING POLICIES

          The following is a summary of the significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Security valuation:

          The Portfolio's investments are valued each business day by independent pricing services. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price if no sale has occurred) on the primary market or exchange on which they trade. Investments in other mutual funds are valued at the net asset value per share. Fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each money market instrument is initially valued at cost, and thereafter a constant accretion or amortization of any discount or premium is recorded until maturity of the security. The Portfolio may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities transactions, investment income and expenses:

          Securities transactions are recorded on a trade date basis for financial statement purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis and includes amortization of premium and accretion of discount on investments. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Expenses are accrued daily based on average daily net assets.

          All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the partners in the Portfolio based on each partner's daily ownership percentage.

STATE STREET EQUITY 500 INDEX PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

Federal income taxes:

          The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains because it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been "passed through" to the Portfolio's partners in proportion to their holdings in the Portfolio, regardless of whether such items have been distributed by the Portfolio. Each partner is responsible for tax liability based on its distributive share; therefore, no provision has been made for federal income taxes.

          The Portfolio adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes", on June 29, 2007. As of and during the period ended December 31, 2007, the Portfolio did not have a liability for any unrecognized tax expenses. The Portfolio recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2007, tax years 2004 through 2007 remain subject to examination by the portfolio's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

Futures:

          The Portfolio may enter into financial futures contracts as part of its strategy to track the performance of the S&P 500(R) Index. Upon entering into a futures contract, the Portfolio is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. The Portfolio recognizes a realized gain or loss when the contract is closed. The Portfolio voluntarily segregates securities in an amount equal to the outstanding value of the open futures contracts in accordance with Securities and Exchange Commission requirements.

          The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market.

Use of Estimates:

          The Portfolio's financial statements are prepared in accordance with U.S. generally accepted accounting principles that require the use of management estimates. Actual results could differ from those estimates.

3. SECURITIES TRANSACTIONS

          For the year ended December 31, 2007, purchases and sales of investment securities, excluding short-term investments, futures contracts, and contributions in-kind and fair value of withdrawals, aggregated to $312,810,297 and $728,958,796, respectively. The aggregate value of withdrawals in-kind was $63,655,791. The realized gain associated with the withdrawal in-kind was $19,063,455.

          At December 31, 2007, the book cost of investments was $1,495,683,426 which approximates cost computed on a federal tax basis. The aggregate gross unrealized appreciation and gross unrealized depreciation was $1,001,447,866 and $68,465,885, respectively, resulting in net appreciation of $932,981,981 for all securities as computed on a federal income tax basis.

          The differences between book and tax cost amounts are primarily due to wash sale loss deferrals.

STATE STREET EQUITY 500 INDEX PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

4. RELATED PARTY FEES AND TRANSACTIONS

          The Portfolio has entered into an investment advisory agreement with SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"), a subsidiary of State Street Corp. and an affiliate of State Street Bank and Trust Company ("State Street"), under which SSgA FM directs the investments of the Portfolio in accordance with its investment objective, policies, and limitations. The Trust has contracted with State Street to provide custody, administration and transfer agent services to the Portfolio. In compensation for SSgA FM's services as investment adviser and for State Street's services as administrator, custodian and transfer agent (and for assuming ordinary operating expenses of the Portfolio, including ordinary legal, audit and trustees expense), State Street receives a unitary fee, calculated daily, at the annual rate of 0.045% of the Portfolio's average daily net assets.

          Certain investments made by the Portfolio were made in securities affiliated with State Street and SSgA FM. Investments in State Street Corp., the holding company of State Street, were made according to its representative portion of the S&P 500(R) Index. The market value of this investment at December 31, 2007 is listed in the Portfolio of Investments.

5. TRUSTEES' FEES

          Pursuant to certain agreements with State Street and its affiliates, each Independent Trustee receives for his or her services a $30,000 retainer in addition to $2,500 for each in-person meeting and $500 for each telephonic meeting from State Street or its affiliates.

6. INDEMNIFICATIONS

          The Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust. Management does not expect anything significant.

7. NEW ACCOUNTING PRONOUNCEMENTS

          In September 2006, Statement of Accounting Standards No. 157, "Fair Value Measurements" ("SFAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has evaluated the application of SFAS 157 to the Portfolio and believes the impact will be limited to expanded disclosures in the Portfolio's Financial Statements resulting from adoption of this pronouncement.

STATE STREET EQUITY 500 INDEX PORTFOLIO
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of State Street Master Funds and
Owners of Beneficial Interest of State Street Equity 500 Index Portfolio:

We have audited the accompanying statement of assets and liabilities of the State Street Equity 500 Index Portfolio (one of the portfolios constituting State Street Master Funds) (the Portfolio), including the portfolio of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Equity 500 Index Portfolio of State Street Master Funds at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 25, 2008

STATE STREET EQUITY 500 INDEX PORTFOLIO
GENERAL INFORMATION
DECEMBER 31, 2007 (UNAUDITED)

PROXY VOTING POLICIES AND PROCEDURES AND RECORD

          The Trust has adopted proxy voting procedures relating to portfolio securities held by the Portfolio. A description of the policies and procedures are available (i) without charge, upon request, by calling (877) 521-4083 or
(ii) on the website of the Securities and Exchange Commission (the "SEC") at www.sec.gov. Information on how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by August 31 (i) without charge, upon request, by calling (877) 521-4083 or (ii) on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

          The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year (as of March and September of each year) on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling (877) 521-4083.

ADVISORY AGREEMENT RENEWAL

          The Board of Trustees of the Trust met on November 29, 2007 (the "Meeting") to consider the renewal of the investment advisory agreement for the Portfolio (the "Advisory Agreement"). In preparation for considering the Advisory Agreement, the Trustees had reviewed the renewal materials provided by the Adviser, which they had requested through independent counsel. In deciding whether to renew the Advisory Agreement, the Trustees considered various factors, including (i) the nature, extent and quality of the services provided by SSgA Funds Management, Inc. (the "Adviser") under the Advisory Agreement,
(ii) the investment performance of the Portfolio, (iii) the costs to the Adviser of its services and the profits realized by the Adviser and its affiliates from their relationship with the Trust, (iv) the extent to which economies of scale would be realized if and as the Trust grows and whether the fee levels in the Advisory Agreement reflect these economies of scale, and (v) any additional benefits to the Adviser from its relationship with the Trust.

          In considering the nature, extent and quality of the services provided by the Adviser, the Trustees relied on their prior direct experience as Trustees of the Trust as well as on the materials provided at the Meeting. The Board reviewed the Adviser's responsibilities under the Advisory Agreement and noted the experience and expertise that would be appropriate to expect of an adviser to the Portfolio, which is an index fund. The Trustees reviewed the background and experience of the Adviser's senior management, including those individuals responsible for the investment and compliance operations relating to the investments of the Portfolio, and the responsibilities of the latter with respect to the Portfolio. They also considered the resources, operational structures and practices of the Adviser in managing the Portfolio's investments, in monitoring and securing the Portfolio's compliance with its investment objective and policies with respect to its investments and with applicable laws and regulations, and in seeking best execution of portfolio transactions. The Trustees also considered information about the Adviser's overall investment management business, noting that the Adviser manages assets for a variety of institutional investors and that the Adviser and its affiliates had over $1.99 trillion in assets under management as of September 30, 2007, including over $140 billion managed by the Adviser. They reviewed information regarding State Street's business continuity and disaster recovery program. Drawing upon the materials provided and their general knowledge of the business of the Adviser, the Trustees determined that they were satisfied with the experience, resources and strength of the Adviser in the management of index products. As discussed more fully below, they also determined that the advisory fee for the Portfolio was fair and reasonable and that its performance and expense ratio was satisfactory. On the basis of this review, the Trustees determined that the nature and extent of the services provided by the Adviser to the Portfolio was appropriate, had been of uniformly high quality, and could be expected to remain so.

STATE STREET EQUITY 500 INDEX PORTFOLIO
GENERAL INFORMATION
DECEMBER 31, 2007 (UNAUDITED)

          The Trustees noted that, in view of the investment objective of the Portfolio, the investment performance was satisfactory. The Trustees noted that the performance of the Portfolio in absolute terms was not of the importance that normally attaches to that of actively-managed funds. Of more importance to the Trustees was the extent to which the Portfolio achieved its objective of replicating, before expenses, the total return of the S&P 500 Index. Drawing upon information provided at the Meeting and upon reports provided to the Trustees by the Adviser throughout the preceding year, they determined that the Portfolio had in fact tracked the index within an acceptable range of tracking error. They concluded that the performance the Portfolio was satisfactory.

          The Trustees considered the profitability to the Adviser and its affiliate, State Street, of the advisory relationships with the Trust. The Trustees had been provided with data regarding the profitability to the Adviser and its affiliated service providers with respect to the Portfolio individually, and on an aggregate basis, for the year ended June 30, 2007. Having discussed with representatives of the Adviser the methodologies used in computing the costs that formed the bases of the profitability calculations, they concluded that these methodologies were reasonable and turned to the data provided. After discussion and analysis they concluded that, to the extent that the Adviser's and State Street's relationships with the Trust had been profitable during the period for which information had been provided, the profitability was in no case such as to render the advisory fee excessive.

          In order better to evaluate the Portfolio's advisory fee, the Trustees had requested comparative information from Lipper Inc. with respect to fees paid by, and expense ratios of, similar funds. The Trustees found that that the Portfolio's advisory fee and total expense ratio were lower than the average for its peer group. The Board determined that the Adviser's fees were fair and reasonable.

In considering whether the Adviser benefits in other ways from its relationship with the Trust, the Trustees also considered whether the Adviser's affiliates may benefit from the Trust' relationship with State Street as fund administrator, custodian and transfer agent and the Portfolios' use of State Street Global Markets to perform certain brokerage services. They noted that the Adviser utilizes no soft-dollar arrangements in connection with the Portfolio's brokerage transactions. The Trustees concluded that, to the extent that the Adviser or its affiliates derive other benefits from their relationships with the Trust, those benefits are not so significant as to render the Adviser's fees excessive.

          The Board also considered the extent to which economies of scale may be realized by the Portfolio as assets grow and whether the Portfolio's fee levels reflect such economies of scale, if any, for the benefit of investors. In considering the matter, the Board determined that, to the extent economies of scale were in fact realized, such economies of scale were shared with the Portfolio by virtue of advisory fees of comparatively low levels that subsumed economies of scale in the fees themselves. The Trustees also recognized, however, that should sustained, substantial asset growth be realized in the future, it might be necessary to consider additional measures.

STATE STREET EQUITY 500 INDEX PORTFOLIO
TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)

The table below includes information about the Trustees and Executive Officers of the State Street Master Funds, including their:

          -    business addresses and ages;

          -    principal occupations during the past five years; and

          -    other directorships of publicly traded companies or funds.

                                                                                       NUMBER OF
                                                                                        FUNDS IN
                                                                                          FUND
                                                                                        COMPLEX
                                              TERM OF OFFICE                           OVERSEEN
NAME, ADDRESS,             POSITION(S) HELD    AND LENGTH OF    PRINCIPAL OCCUPATION       BY     OTHER DIRECTORSHIPS HELD BY
AND DATE OF BIRTH ("DOB")     WITH TRUST        TIME SERVED    DURING PAST FIVE YEARS   TRUSTEE*             TRUSTEE
-------------------------  ----------------  ----------------  ----------------------  ---------  ---------------------------------
INDEPENDENT TRUSTEES

Michael F. Holland         Trustee and       Term: Indefinite  Chairman, Holland &         22     Trustee, State Street
Holland & Company, LLC     Chairman of the                     Company L.L.C.                     Institutional Investment Trust;
375 Park Avenue            Board             Elected: 7/99     (investment adviser)               Director, the Holland Series Fund,
New York, NY 10152                                             (1995 - present).                  Inc.; Director, The China Fund,
                                                                                                  Inc.; Chairman and Trustee,
DOB: July 7, 1944                                                                                 Scottish Widows Investment
                                                                                                  Partnership Trust; and Director,
                                                                                                  Reaves Utility Income Fund

William L. Boyan           Trustee           Term: Indefinite  Trustee of Old Mutual       22     Trustee, State Street
State Street Master Funds                                      South Africa Master                Institutional Investment Trust;
P.O. Box 5049                                Elected: 7/99     Trust (investments)                and Trustee, Old Mutual South
Boston, MA 02206                                               (1995 - present);                  Africa Master Trust
                                                               Chairman emeritus,
DOB: January 20, 1937                                          Children's Hospital
                                                               (1984 - present);
                                                               Director, Boston Plan
                                                               For Excellence
                                                               (non-profit) (1994 -
                                                               present); President
                                                               and Chief Operations
                                                               Officer, John Hancock
                                                               Mutual Life Insurance
                                                               Company (1959 - 1999).
                                                               Mr. Boyan retired in
                                                               1999.

Rina K. Spence             Trustee           Term: Indefinite  President of                22     Trustee, State Street
State Street Master Funds                                      SpenceCare                         Institutional Investment Trust;
P.O. Box 5049                                Elected: 7/99     International LLC                  Director, Berkshire Life
Boston, MA 02206                                               (1998 - present);                  Insurance Company of America; and
                                                               Member of the Advisory             Director, IEmily.com
DOB: October 24, 1948                                          Board, Ingenium Corp.
                                                               (technology company)
                                                               (2001 - present);
                                                               Chief Executive
                                                               Officer, IEmily.com
                                                               (internet company)
                                                               (2000 - 2001); Chief
                                                               Executive Officer of
                                                               Consensus
                                                               Pharmaceutical, Inc.
                                                               (1998 - 1999);
                                                               Founder, President and
                                                               Chief Executive
                                                               Officer of Spence
                                                               Center for Women's
                                                               Health (1994 - 1998);
                                                               Trustee, Eastern
                                                               Enterprise (utilities)
                                                               (1988 - 2000).

Douglas T. Williams        Trustee           Term: Indefinite  Executive Vice              22     Trustee, State Street
State Street Master Funds                                      President of Chase                 Institutional Investment Trust
P.O. Box 5049                                Elected: 7/99     Manhattan Bank (1987 -
Boston, MA 02206                                               1999). Mr. Williams
                                                               retired in 1999.

DOB: December 23, 1940

* The "Fund Complex" consists of eleven series of the Trust and eleven series of State Street Institutional Investment Trust.

STATE STREET EQUITY 500 INDEX PORTFOLIO
TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)

                                                                                       NUMBER OF
                                                                                        FUNDS IN
                                                                                          FUND
                                                                                        COMPLEX
                                              TERM OF OFFICE                            OVERSEEN
NAME, ADDRESS,             POSITION(S) HELD    AND LENGTH OF    PRINCIPAL OCCUPATION       BY     OTHER DIRECTORSHIPS HELD BY
AND DATE OF BIRTH ("DOB")     WITH TRUST        TIME SERVED    DURING PAST FIVE YEARS   TRUSTEE*             TRUSTEE
-------------------------  ----------------  ----------------  ----------------------  ---------  ---------------------------------

INTERESTED TRUSTEES(1)

James E. Ross              Trustee/          Term: Indefinite  President, SSgA Funds       22     Trustee, State Street
SSgA Funds                 President                           Management, Inc. (2005             Institutional Investment Trust;
Management, Inc.                             Elected           - present); Principal,             Trustee, SPDR(R) Series Trust;
State Street                                 Trustee: 2/07     SSgA Funds Management,             Trustee, SPDR(R) Index Shares
Financial Center                                               Inc. (2001 - 2005);                Trust and Trustee, Select Sector
One Lincoln Street                           Elected           Senior Managing                    SPDR(R) Trust
Boston, MA 02111-2900                        President: 4/05   Director, State Street
                                                               Global Advisors (March
                                                               2006 - present);
DOB: June 24, 1965                                             Principal, State
                                                               Street Global Advisers
                                                               (2000 - 2006).

OFFICERS

Gary L. French             Treasurer         Term: Indefinite  Senior Vice President       --     --
State Street Bank and                                          of State Street Bank
Trust Company                                Elected: 5/05     and Trust Company
2 Avenue de Lafayette                                          (2002 - present);
Boston, MA 02111                                               Managing Director,
                                                               Deutsche Bank
DOB: July 4, 1951                                              (including its
                                                               predecessor, Scudder
                                                               Investments), Fund
                                                               Operations Unit (2001
                                                               - 2002); President,
                                                               UAM Fund Services
                                                               (1995 - 2001).

Julie Piatelli             Interim Chief     Term: Indefinite  Principal and Senior        --     --
SSgA Funds                 Compliance                          Compliance and Risk
Management, Inc.           Officer           Elected: 7/07     Management Officer,
State Street Financial                                         SSgA Funds Management,
Center                                                         Inc. (2004-present),
One Lincoln Street                                             Vice President State
Boston, MA 02111                                               Street Global Advisors
                                                               (2004-present);
                                                               Manager,
                                                               PricewaterhouseCoopers
                                                               LLP (1999-2004).

DOB: August 5, 1967

Nancy L. Conlin            Secretary         Term: Indefinite  Vice President and          --     --
State Street Bank and                                          Managing Counsel,
Trust Company                                Elected: 9/07     State Street Bank and
2 Avenue de Lafayette                                          Trust Company (2007 -
Boston, MA 02111                                               present); General
                                                               Counsel to Plymouth
                                                               Rock Companies
                                                               (2004-2007); and U.S.
                                                               Chief Counsel to Sun
                                                               Life Financial (2002 -
                                                               2004).

DOB: December 11, 1953

(1) Mr. Ross is an Interested Trustee because of his employment by SSgA Funds Management, Inc., an affiliate of the Trust.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling (toll free) 877-521-4083.

MASTER SMALL CAP INDEX SERIES
SUMMARY SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007

This summary schedule of investments is presented to help investors focus on the Series' principal holdings. It includes the Series'50 largest holdings, each investment of any issuer that exceeds 1% of the Series' net assets and affiliated issues. "Other Securities" represent all issues not required to be disclosed under the rules adopted by the Securities and Exchange Commission. A complete schedule of investments is available without charge, upon request, by calling (800) 441-7762 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                                                                                                       PERCENT
                                                                                                        OF NET
INDUSTRY                                          SHARES HELD        COMMON STOCKS           VALUE      ASSETS
--------                                         ------------  ------------------------  ------------  -------
Advertising Agencies                                           Other Securities          $ 2,728,6270     0.4%
Aerospace                                                      Other Securities             4,763,033     0.8
Agriculture, Fishing & Ranching                                Other Securities               419,000     0.2
Air Transport                                                  Other Securities             4,495,267     0.7
Aluminum                                                       Other Securities             1,302,854     0.2
Auto Parts: After Market                                       Other Securities               643,495     0.1
Auto Parts: Original Equipment                                 Other Securities             3,254,638     0.5
Auto, Trucks & Parts                                           Other Securities               710,402     0.1
Banks: New York City                                           Other Securities               543,912     0.1
Banks: Outside New York City                                   Other Securities            32,026,967     5.1
Beverage: Brewers (Wineries)                                   Other Securities               176,955     0.0
Beverage: Soft Drinks                                          Other Securities               851,326     0.1
Biotechnology Research & Production                    16,980  Alexion Pharmaceuticals,
                                                                  Inc.(a)                   1,274,009     0.2
                                                       26,800  OSI Pharmaceuticals,
                                                                  Inc.(a)                   1,300,068     0.2
                                                               Other Securities            14,041,789     2.2
                                                                                         ------------   -----
                                                                                           16,615,866     2.6
                                                                                         ------------   -----
Building Materials                                             Other Securities             3,201,191     0.5
Building: Cement                                               Other Securities                57,276     0.0
Building: Heating & Plumbing                                   Other Securities               383,350     0.1
Building: Miscellaneous                                        Other Securities             1,103,150     0.2
Building: Roofing & Wallboard                                  Other Securities               189,075     0.0
Cable Television Services                                      Other Securities               652,385     0.1
Casinos & Gambling                                     24,500  Bally Technologies, Inc.
                                                                  (a)                       1,218,140     0.2
                                                               Other Securities             2,818,047     0.4
                                                                                         ------------   ------
                                                                                            4,036,187     0.6
                                                                                         ------------   -----
Chemicals                                              25,500  CF Industries Holdings,
                                                                  Inc.                      2,806,530     0.4
                                                       54,300  Hercules, Inc.               1,050,705     0.2
                                                               Other Securities             8,542,282     1.4
                                                                                         ------------   -----
                                                                                           12,399,517     2.0
                                                                                         ------------   -----
Coal                                                           Other Securities             1,367,331     0.2
Commercial Information Services                                Other Securities             1,011,999     0.2
Communications & Media                                         Other Securities               945,209     0.1
Communications Technology                              67,500  Foundry Networks,
                                                                  Inc.(a)                   1,182,600     0.2
                                                               Other Securities            15,324,146     2.4
                                                                                         ------------   -----
                                                                                           16,506,746     2.6
                                                                                         ------------   -----
Computer Services, Software & Systems                  36,064  Ansys, Inc.(a)               1,495,213     0.2
                                                       16,700  Equinix, Inc.(a)(g)          1,687,869     0.3
                                                       18,798  Micros Systems, Inc.(a)      1,318,868     0.2
                                                       67,495  Nuance Communications,
                                                                  Inc.(a)                   1,260,807     0.2
                                                       75,339  SAIC, Inc.(a)                1,515,821     0.2
                                                       42,500  Sybase, Inc.(a)              1,108,825     0.2
                                                               Other Securities            28,297,111     4.5
                                                                                         ------------   -----
                                                                                           36,684,514     5.8
                                                                                         ------------   -----
Computer Technology                                            Other Securities             5,620,994     0.9
Construction                                                   Other Securities             1,874,246     0.3
Consumer Electronics                                           Other Securities             5,445,177     0.9
Consumer Products                                              Other Securities             3,263,801     0.5
Containers & Packaging: Metals & Glass                 32,200  AptarGroup, Inc.             1,317,302     0.2
                                                               Other Securities             1,884,525     0.3
                                                                                         ------------   -----
                                                                                            3,201,827     0.5
                                                                                         ------------   -----
Containers & Packaging: Paper & Plastic                        Other Securities               386,317     0.1
Copper                                                         Other Securities               466,217     0.1
Cosmetics                                                      Other Securities             1,107,539     0.2

                        See notes to Financial Statements

MASTER SMALL CAP INDEX SERIES
SUMMARY SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007

                                                                                                       PERCENT
                                                                                                        OF NET
INDUSTRY                                          SHARES HELD        COMMON STOCKS           VALUE      ASSETS
--------                                         ------------  ------------------------  ------------  -------
Diversified Financial Services                                 Other Securities          $  4,261,213     0.7%
Diversified Materials & Processing                     43,862  Hexcel Corp.(a)              1,064,969     0.2
                                                               Other Securities             4,554,140     0.7
                                                                                         ------------   -----
                                                                                            5,619,109     0.9
                                                                                         ------------   -----
Drug & Grocery Store Chains                                    Other Securities             3,628,904     0.6
Drugs & Pharmaceuticals                                43,048  BioMarin
                                                                  Pharmaceuticals,
                                                                   Inc.(a)                  1,523,899     0.3
                                                       37,000  MGI Pharma, Inc.(a)          1,499,610     0.2
                                                       24,820  Onyx Pharmaceuticals,
                                                                  Inc.(a)                   1,380,488     0.2
                                                       35,715  Perrigo Co.                  1,250,382     0.2
                                                               Other Securities            14,329,127     2.3
                                                                                         ------------   -----
                                                                                           19,983,506     3.2
                                                                                         ------------   -----
Education Services                                     27,800  DeVry, Inc.                  1,444,488     0.2
                                                        6,720  Strayer Education, Inc.      1,146,298     0.2
                                                               Other Securities             1,688,070     0.3
                                                                                         ------------   -----
                                                                                            4,278,856     0.7
                                                                                         ------------   -----
Electrical & Electronics                                       Other Securities             1,884,584     0.3
Electrical Equipment & Components1                      2,816  Genlyte Group, Inc.(a)       1,220,083     0.2
                                                               Other Securities             5,134,991     0.8
                                                                                         ------------   -----
                                                                                            6,355,074     1.0
                                                                                         ------------   -----
Electrical: Household Appliance                                Other Securities               102,687     0.0
Electronics                                            61,400  Flir Systems, Inc.(a)(g)     1,921,820     0.3
                                                               Other Securities             2,874,730     0.5
                                                                                         ------------   -----
                                                                                            4,796,550     0.8
                                                                                         ------------   -----
Electronics: Instruments, Gauges & Meters              13,602  Itron, Inc.(a)(g)            1,305,384     0.2
                                                               Other Securities               580,382     0.1
                                                                                         ------------   -----
                                                                                            1,885,766     0.3
                                                                                         ------------   -----
Electronics: Medical Systems                           55,720  Hologic, Inc.(a)             3,824,621     0.6
                                                       24,864  Illumina, Inc.(a)            1,473,441     0.2
                                                               Other Securities             5,069,639     0.8
                                                                                         ------------   ------
                                                                                           10,367,701     1.6
                                                                                         ------------   -----
Electronics: Semi-Conductors/Components                        Other Securities            12,771,830     2.0
Electronics: Technology                                        Other Securities             3,139,301     0.5
Energy Miscellaneous                                           Other Securities             4,747,794     0.7
Engineering & Contracting Services                             Other Securities             2,159,633     0.3
Entertainment                                                  Other Securities             1,870,208     0.3
Fertilizers                                            43,000  Terra Industries,
                                                                  Inc.(a)                   2,053,680     0.3
Finance Companies                                              Other Securities               680,987     0.1
Finance: Small Loan                                            Other Securities               708,749     0.1
Financial Data Processing Services & Systems                   Other Securities             4,767,287     0.8
Financial Information Services                                 Other Securities             2,118,294     0.3
Financial Miscellaneous                                29,036  Sotheby's Holdings, Inc.
                                                                  Class A                   1,132,942     0.2
                                                               Other Securities             2,899,541     0.4
                                                                                         ------------   -----
                                                                                            4,032,483     0.6
                                                                                         ------------   -----
Foods                                                          Other Securities             6,911,198     1.1
Forest Products                                                Other Securities               471,053     0.1
Forms & Bulk Printing Services                                 Other Securities               462,527     0.1
Funeral Parlors & Cemeteries                                   Other Securities               400,714     0.1
Glass                                                          Other Securities               239,540     0.0
Gold                                                  211,900  Coeur d'Alene Mines
                                                                  Corp.(a)(g)               1,046,786     0.1
                                                               Other Securities               442,016     0.1
                                                                                         ------------   -----
                                                                                            1,488,802     0.2
                                                                                         ------------   -----
Health Care Facilities                                         Other Securities             3,631,051     0.6
Health Care Management Services                                Other Securities             5,523,584     0.9
Health Care Services                                           Other Securities             4,826,867     0.8
Homebuilding                                                   Other Securities               674,741     0.1
Hotel/Motel                                                    Other Securities               366,094     0.1
Household Furnishings                                          Other Securities             2,524,333     0.4
Identification Control & Filter Devices                        Other Securities             3,986,459     0.6
Industrial Products                                            Other Securities               143,451     0.0
Insurance: Life                                                Other Securities             2,710,464     0.4
Insurance: Multi-Line                                          Other Securities             6,904,069     1.1

                        See notes to Financial Statements

MASTER SMALL CAP INDEX SERIES
SUMMARY SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007

                                                                                                       PERCENT
                                                                                                        OF NET
INDUSTRY                                          SHARES HELD        COMMON STOCKS           VALUE      ASSETS
--------                                         ------------  ------------------------  ------------  -------
Insurance: Property-Casualty                           41,000  Aspen Insurance Holdings
                                                                  Ltd.                   $  1,182,440     0.2%
                                                               Other Securities             9,914,033     1.6
                                                                                         ------------   -----
                                                                                           11,096,473     1.8
                                                                                         ------------   -----
Investment Management Companies                        39,200  Waddell & Reed
                                                                  Financial, Inc.
                                                                  Class A                   1,414,728     0.2
                                                               Other Securities             4,408,431     0.7
                                                                                         ------------   -----
                                                                                            5,823,159     0.9
                                                                                         ------------   -----
Jewelry, Watches & Gemstones                                   Other Securities             1,083,344     0.2
Leisure Time                                                   Other Securities             2,802,955     0.4
Machine Tools                                                  Other Securities               117,855     0.0
Machinery & Engineering                                        Other Securities               545,286     0.1
Machinery: Agricultural                                        Other Securities               427,351     0.1
Machinery: Construction & Handling                             Other Securities               687,744     0.1
Machinery: Engines                                             Other Securities               718,762     0.1
Machinery: Industrial/Specialty                                Other Securities             5,042,725     0.8
Machinery: Oil Well Equipment & Services               27,972  Exterran Holdings,
                                                                  Inc.(a)                   2,288,110     0.4
                                                               Other Securities             7,689,714     1.2
                                                                                         ------------   -----
                                                                                            9,977,824     1.6
                                                                                         ------------   -----
Machinery: Specialty                                   17,400  Bucyrus International,
                                                                  Inc.                      1,729,386     0.3
                                                               Other Securities               651,526     0.1
                                                                                         ------------   -----
                                                                                            2,380,912     0.4
                                                                                         ------------   -----
Manufactured Housing                                           Other Securities               502,108     0.1
Manufacturing                                                  Other Securities               350,127     0.1
Medical & Dental Instruments & Supplies                32,043  Immucor, Inc.(a)             1,089,142     0.2
                                                       31,230  Inverness Medical
                                                                  Innovations, Inc.(a)      1,754,501     0.3
                                                       12,060  Ventana Medical Systems,
                                                                  Inc.(a)                   1,051,994     0.1
                                                               Other Securities            15,124,673     2.4
                                                                                         ------------   -----
                                                                                           19,020,310     3.0
                                                                                         ------------   -----
Medical Services                                               Other Securities             1,980,529     0.3
Metal Fabricating                                              Other Securities             6,136,545     1.0
Metals & Minerals Miscellaneous                                Other Securities             4,650,783     0.7
Milling: Fruit & Grain Processing                              Other Securities                49,926     0.0
Miscellaneous Business & Consumer Discretionary                Other Securities               129,240     0.0
Miscellaneous Consumer Staples                                 Other Securities               240,445     0.0
Miscellaneous Health Care                                      Other Securities                45,510     0.0
Miscellaneous Materials & Commodities                          Other Securities             1,028,898     0.2
Miscellaneous Materials & Processing                           Other Securities             1,590,450     0.3
Miscellaneous Producer Durables                                Other Securities               351,812     0.1
Miscellaneous Technology                                       Other Securities             1,262,595     0.2
Multi-Sector Companies                                         Other Securities             2,576,879     0.4
Office Furniture & Business Equipment                          Other Securities             1,895,252     0.3
Offshore Drilling                                      12,254  Atwood Oceanics, Inc.(a)     1,228,341     0.2
                                                               Other Securities             1,055,742     0.2
                                                                                         ------------   -----
                                                                                            2,284,083     0.4
                                                                                         ------------   -----
Oil: Crude Producers                                   76,062  PetroHawk Energy
                                                                  Corp.(a)                  1,316,633     0.2
                                                       19,610  Whiting Petroleum
                                                                  Corp.(a)                  1,130,713     0.2
                                                               Other Securities            14,525,155     2.3
                                                                                         ------------   -----
                                                                                           16,972,501     2.7
                                                                                         ------------   -----
Oil: Integrated Domestic                                       Other Securities               765,919      0.
Oil: Integrated International                                  Other Securities               119,505     0.0
Paints & Coatings                                              Other Securities             1,054,877     0.2
Paper                                                          Other Securities             2,526,225     0.4
Photography                                                    Other Securities                61,230     0.0
Plastics                                                       Other Securities               215,081     0.0
Pollution Control & Environmental Services                     Other Securities             1,576,172     0.2
Power Transmission Equipment                                   Other Securities               649,572     0.1
Printing & Copying Services                                    Other Securities             1,652,220     0.3
Production Technology Equipment                                Other Securities             7,204,415     1.1
Publishing: Miscellaneous                                      Other Securities             1,332,752     0.2
Publishing: Newspapers                                         Other Securities             1,643,523     0.3
Radio & TV Broadcasters                                        Other Securities             1,990,850     0.3
Railroad Equipment                                             Other Securities             1,170,329     0.2
Railroads                                                      Other Securities               369,197     0.1

                        See notes to Financial Statements

MASTER SMALL CAP INDEX SERIES
SUMMARY SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007

                                                                                                       PERCENT
                                                                                                        OF NET
INDUSTRY                                          SHARES HELD      COMMON STOCKS              VALUE     ASSETS
--------                                         ------------  ------------------------  ------------  -------
Real Estate                                                    Other Securities          $  1,497,879     0.2%
Real Estate Investment Trusts (REITs)                  14,876  Alexandria Real Estate
                                                                  Equities, Inc.            1,512,443     0.2
                                                       29,600  Anthracite Capital,
                                                                  Inc.(c)(e)                  214,304     0.0
                                                       41,859  Nationwide Health
                                                                  Properties, Inc.          1,313,117     0.2
                                                       45,300  Realty Income Corp.(g)       1,224,006     0.2
                                                               Other Securities            29,429,964     4.7
                                                                                         ------------   -----
                                                                                           33,693,834     5.3
                                                                                         ------------   -----
Recreational Vehicles & Boats                                  Other Securities             1,406,916     0.2
Rental & Leasing Services: Commercial                          Other Securities               555,968     0.1
Rental & Leasing Services: Consumer                            Other Securities             1,532,664     0.2
Restaurants                                            14,800  Chipotle Mexican
                                                                  Grill,Inc.Class B (a)     1,821,140     0.3
                                                               Other Securities             6,544,740     1.0
                                                                                         ------------   -----
                                                                                            8,365,880     1.3
                                                                                         ------------   -----
Retail                                                 17,516  Priceline.com, Inc.(a)       2,011,888     0.3
                                                               Other Securities            16,232,956     2.6
                                                                                         ------------   -----
                                                                                           18,244,844     2.9
                                                                                         ------------   -----
Savings & Loan                                                 Other Securities             6,668,020     1.1
Scientific Equipment & Suppliers                               Other Securities             1,155,098     0.2
Securities Brokerage & Services                                Other Securities             3,262,926     0.5
Services: Commercial                                   21,741  FTI Consulting, Inc.(a)      1,340,115     0.2
                                                               Other Securities            19,209,518     3.1
                                                                                         ------------   -----
                                                                                           20,549,633     3.3
                                                                                         ------------   -----
Shipping                                                       Other Securities             4,288,465     0.7
Shoes                                                          Other Securities             3,332,108     0.5
Steel                                                          Other Securities             1,851,699     0.3
Sugar                                                          Other Securities                90,096     0.0
Telecommunications Equipment                           40,900  Polycom, Inc.(a)             1,136,202     0.2
                                                               Other Securities             2,935,316     0.4
                                                                                         ------------   ------
                                                                                            4,071,518     0.6
                                                                                         ------------   -----
Textile Products                                               Other Securities               419,767     0.1
Textiles Apparel Manufacturers                                 Other Securities             4,648,888     0.7
Tires & Rubber                                                 Other Securities               807,392     0.1
Tobacco                                                        Other Securities             1,334,287     0.2
Toys                                                           Other Securities             1,062,116     0.2
Transportation Miscellaneous                                   Other Securities             1,226,959     0.2
Truckers                                                       Other Securities             2,326,912     0.4
Utilities: Cable TV & Radio                                    Other Securities               130,815     0.0
Utilities: Electrical                                  19,800  ITC Holdings Corp.           1,117,116     0.2
                                                       44,600  Westar Energizing.           1,156,924     0.2
                                                               Other Securities             8,104,134     1.3
                                                                                         ------------   -----
                                                                                           10,378,174     1.7
                                                                                         ------------   -----
Utilities: Gas Distributors                                    Other Securities             5,327,629     0.9
Utilities: Miscellaneous                                       Other Securities               612,466     0.1
Utilities: Telecommunications                          67,200  Time Warner Telecom,
                                                                  Inc. Class A (a)(g)       1,363,488     0.2
                                                               Other Securities             6,470,911     1.0
                                                                                         ------------   -----
                                                                                            7,834,399     1.2
                                                                                         ------------   -----
Utilities: Water                                               Other Securities             1,179,339     0.2
Wholesale & International Trade                                Other Securities               953,964     0.2
Wholesalers                                            52,400  LKQ Corp.(a)                 1,101,448     0.2
                                                               Other Securities             1,324,150     0.2
                                                                                         ------------   -----
                                                                                            2,425,598     0.4
                                                                                         ------------   -----
                                                               TOTAL COMMON STOCKS
                                                               (COST -- $525,261,156)     587,256,036    93.2
                                                                                         ------------   -----

                        See notes to Financial Statements

MASTER SMALL CAP INDEX SERIES
SUMMARY SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007

                                                                                                       PERCENT
                                                                                                        OF NET
INDUSTRY                                          SHARES HELD      EXCHANGE-TRADED FUNDS     VALUE      ASSETS
--------                                         ------------  ------------------------  ------------  -------
                                                      169,590  iShares Russell 2000
                                                                  Index Fund (g)         $ 12,915,974     2.0%
                                                               TOTAL EXCHANGE-TRADED
                                                                  FUNDS
                                                                                         ------------   -----
                                                               (COST -- $12,334,264)       12,915,974     2.0
                                                                                         ------------   -----
                                                               MUTUAL FUNDS
                                                        2,900  BlackRock Kelso Capital
                                                                  Corp.(c)                     44,312     0.0
                                                               Other Securities               763,142     0.1
                                                               TOTAL MUTUAL FUNDS
                                                                                         ------------   -----
                                                               (COST -- $983,037)             807,454     0.1
                                                                                         ------------   -----
                                                               RIGHTS
Chemicals                                                      Other Securities                     0     0.0
                                                               TOTAL RIGHTS
                                                                                         -------------  -----
                                                                  (COST -- $0)
                                                                                                    0     0.0
                                                                                         ------------   -----
                                                               OTHER INTERESTS (b)
Oil: Crude Producers                                           Other Securities                     0     0.0
                                                                                         --------------------
                                                               TOTAL OTHER INTERESTS
                                                                  (COST -- $0)
                                                                                                    0     0.0
                                                                                         ------------   -----

                                                  BENEFICIAL
                                                   INTEREST    SHORT-TERM SECURITIES
                                                 ------------  ------------------------
                                                 $ 33,226,793  BlackRock Liquidity
                                                                  Series, LLC Cash
                                                                  Sweep

                                                               Series,5.04% (c)(f)         33,226,793     5.3
                                                   83,808,817  BlackRock Liquidity
                                                               Series, LLC Money
                                                               Market
                                                               Series,4.78% (c)(d)(f)      83,808,817    13.3
                                                               TOTAL SHORT-TERM
                                                                  SECURITIES
                                                                                         ------------   -----
                                                               (COST -- $117,035,610)     117,035,610    18.6

TOTAL INVESTMENTS
(COST -- $655,614,067*)                                                                   718,015,074   113.9
LIABILITIES IN EXCESS OF OTHER ASSETS                                                     (87,620,790)  (13.9)
NET ASSETS                                                                               ------------   -----
                                                                                         $630,394,284   100.0%
                                                                                         ============   =====

* The cost and unrealized appreciation (depreciation) of investments, as of December 31, 2007, as computed for federal income tax purposes, were as follows:

Aggregate cost                                   $661,516,435
Net unrealized appreciation                      ------------
Gross unrealized appreciation                    $122,933,165
Gross unrealized depreciation                     (66,434,526)
Net unrealized appreciation                      ------------
                                                 $ 56,498,639
                                                 ============

(a)  Non-income producing security.

(b) "Other interests" represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(c) Investments in companies considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940,were as follows:

                                                                                                        INTEREST/
AFFILIATE                                            PURCHASE COST    SALE COST       REALIZED LOSS  DIVIDEND INCOME
---------                                            -------------  ------------      -------------  ---------------
BlackRock Liquidity Series, LLC Cash Sweep Series               --  $(75,586,157)**          --         $3,154,441
BlackRock Liquidity Series, LLC Money Market Series   $ 49,642,337*           --             --         $  828,965
Anthracite Capital, Inc.                              $     79,398  $      8,674          $(719)        $   30,528
BlackRock Kelso Capital Corp.                         $     42,004            --             --         $      946

*    Represents net purchase cost.

**   Represents net sale cost.

(d)  Security was purchased with the cash proceeds from securities loans.

(e) Security held as collateral in connection with open financial futures contracts.

                        See notes to Financial Statements

MASTER SMALL CAP INDEX SERIES
SUMMARY SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007

(f)  Represents the current yield as of December 31, 2007.

(g)  Security, or a portion of security, is on loan.

          - "Other Securities" represent issues that are not identified as the 50 largest holdings of the Series and issues not exceeding 1% of net assets. Some securities, or a portion of, in this category are either held as collateral in connection with open financial futures contracts or are out on loan.

          - For Series compliance purposes, the Series' industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

          - Financial futures contracts purchased as of December 31, 2007, were as follows:

                                                                            UNREALIZED
NUMBER OF CONTRACTS          ISSUE         EXPIRATION DATE    FACE VALUE   APPRECIATION
-------------------   ------------------   ---------------   -----------   ------------
         74           Russell 2000 Index      March 2008     $28,101,735     $469,605

                        See notes to Financial Statements

MASTER SMALL CAP INDEX SERIES
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2007

ASSETS:
Investments in unaffiliated securities, at value
   (including securities loaned of $79,098,563)
   (identified cost -- $538,209,313 ..............                  $600,720,848
Investments in affiliated securities, at value
   (identified cost -- $117,404,754 ..............                   117,294,226
Receivables:
   Securities ....................................   $  3,056,557
   Contributions .................................      2,291,452
   Dividends .....................................        906,596
   Securities lending ............................         86,699      6,341,304
                                                     ------------
Prepaid expenses and other assets ................                        22,910
                                                                    ------------
TOTAL ASSETS .....................................                   724,379,288
                                                                    ------------
LIABILITIES:
Collateral on securities loaned, at value ........                    83,808,817
Bank overdraft ...................................                        70,793
Payables:
   Withdrawals ...................................     7,976,744
   Securities purchased ..........................     1,964,209
   Variation margin ..............................        62,238
   Other affiliates ..............................         5,932
   Investment adviser ............................           579      10,009,702
                                                     -----------
Accrued expenses and other liabilities ...........                        95,692
                                                                    ------------
TOTAL LIABILITIES ................................                    93,985,004
                                                                    ------------
NET ASSETS:
Net Assets .......................................                  $630,394,284
                                                                    ============
NET ASSETS CONSIST OF
Investors' capital ...............................                  $567,523,672
Unrealized appreciation -- net ...................                    62,870,612
                                                                    ------------
NET ASSETS .......................................                  $630,394,284
                                                                    ============

                        See notes to Financial Statements

MASTER SMALL CAP INDEX SERIES
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2007

INVESTMENT INCOME:
   Dividends (net of $2,176 foreign withholding tax
      and $31,474 from affiliates) .....................                  $  7,305,905
   Interest from affiliates ............................                     3,154,441
   Securities lending -- net ...........................                       828,965
                                                                          ------------
TOTAL INCOME ...........................................                    11,289,311
EXPENSES:
   Accounting services .................................   $    115,617
   Professional fees ...................................        109,527
   Custodian fees ......................................         72,998
   Investment advisory fees ............................         64,480
   Directors' fees and expenses ........................          9,617
   Printing and shareholder reports ....................            888
   Pricing fees ........................................            120
   Other ...............................................         11,536
                                                           ------------
Total expenses before reimbursement ....................        384,783
   Reimbursement of expenses ...........................         (4,886)
                                                           ------------
TOTAL EXPENSES AFTER REIMBURSEMENT .....................                       379,897
                                                                          ------------
INVESTMENT INCOME -- NET ...............................                    10,909,414
                                                                          ------------
REALIZED & UNREALIZED GAIN (LOSS) -- NET:
Realized gain (loss) on:
   Investments (including $(719) from affiliates)
      -- net ...........................................     24,927,695
   Financial futures contracts -- net ..................     (3,895,727)    21,031,968
                                                           ------------
Change in unrealized appreciation/depreciation on:
   Investments -- net ..................................    (46,314,707)
   Financial futures contracts -- net ..................        999,848    (45,314,859)
                                                           ------------   ------------
TOTAL REALIZED AND UNREALIZED LOSS -- NET ..............                   (24,282,891)
                                                                          ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...                  $(13,373,477)
                                                                          ============

                        See notes to Financial Statements

MASTER SMALL CAP INDEX SERIES
STATEMENT OF CHANGES IN NET ASSETS

                                                                          For the Year Ended
                                                                             December 31,
                                                                     -----------------------------
                                                                          2007            2006
                                                                     -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS
   Investment income -- net ......................................   $  10,909,414   $   7,477,587
   Realized gain -- net ..........................................      21,031,968      25,599,413
   Change in unrealized appreciation/depreciation -- net .........     (45,314,859)     31,237,076
                                                                     -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     (13,373,477)     64,314,076
                                                                     -------------   -------------
CAPITAL TRANSACTIONS
   Proceeds from contributions ...................................     443,692,332     555,696,889
   Fair value of withdrawals .....................................    (361,297,148)   (428,783,737)
                                                                     -------------   -------------
NET INCREASE IN NET ASSETS DERIVED FROM CAPITAL TRANSACTIONS .....      82,395,184     126,913,152
                                                                     -------------   -------------
NET ASSETS
   Total increase in net assets ..................................      69,021,707     191,227,228
   Beginning of year .............................................     561,372,577     370,145,349
                                                                     -------------   -------------
   END OF YEAR ...................................................   $ 630,394,284   $ 561,372,577
                                                                     =============   =============

                        See notes to Financial Statements

MASTER SMALL CAP INDEX SERIES
FINANCIAL HIGHLIGHTS

THE FOLLOWING RATIOS HAVE BEEN DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.

                                                         For the Year Ended December 31,
                                              ----------------------------------------------------
                                                2007       2006       2005       2004       2003
                                              --------   --------   --------   --------   --------
TOTAL INVESTMENT RETURN ...................      (1.46%)    18.13%      4.63%     18.15%     47.11%
                                              --------   --------   --------   --------   --------
Ratios to Average Net Assets
   Expenses, net of reimbursement .........        .06%       .07%       .07%       .08%       .09%
                                              --------   --------   --------   --------   --------
   Expenses ...............................        .06%       .07%       .08%       .08%       .10%
                                              --------   --------   --------   --------   --------
   Investment income -- net ...............       1.69%      1.55%      1.17%      1.11%      1.13%
                                              --------   --------   --------   --------   --------
Supplemental Data
   Net assets, end of year (in thousands)..   $630,394   $561,373   $370,145   $365,661   $335,659
                                              --------   --------   --------   --------   --------
   Portfolio turnover .....................         26%        40%        37%        38%        29%
                                              --------   --------   --------   --------   --------

MASTER SMALL CAP INDEX SERIES
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

1. SIGNIFICANT ACCOUNTING POLICIES:

          Master Small Cap Index Series (the "Series"), a non-diversified management investment company, is part of Quantitative Master Series LLC (the "Master LLC"). The Master LLC is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware limited liability company. Prior to June 15, 2007, the Master LLC was organized as a Delaware statutory trust. The Limited Liability Company Agreement permits the Directors (and prior to June 15, 2007, the Declaration of Trust permitted the Trustees) to issue non-transferable interests in the Master LLC subject to certain limitations. Throughout this report the Trust and the Master LLC are referred to as the Master LLC and the Board of Trustees of the Trust and the Board of Directors of the Master LLC are referred to as the Board of Directors. The financial statements of the Series are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Series.

          (a) Valuation of investments

          Equity securities that are held by the Series that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Master LLC. Long positions traded in the over-the-counter ("OTC") market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Master LLC. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

          Effective September 4, 2007, exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade and previously were valued at the last sales price as of close of options trading on applicable exchanges. Options traded in the OTC market are valued at the last asked price (options written) and the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations by the Series from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

          Repurchase agreements are valued at cost plus accrued interest. The Series employs pricing services to provide certain securities prices for the Series. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors, including valuations furnished by the pricing services retained by the Master LLC, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Master LLC under the general supervision of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors.

          Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Series are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Series 'net assets. If events

MASTER SMALL CAP INDEX SERIES
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

(for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Board of Directors.

          (b) Derivative financial instruments

          The Series may engage in various portfolio investment strategies both to increase the return of the Series and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or index, or if the counterparty does not perform under the contract. The counterparty, for certain instruments, may pledge cash or securities as collateral.

     - Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Series deposits, and maintains as collateral, such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     - Options -- The Series may purchase and write call and put options. When the Series writes an option, an amount equal to the premium received by the Series is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

          Written and purchased options are non-income producing investments.

          (c) Income taxes

          The Series is classified as a partnership for federal income tax purposes. As such, each investor in the Series is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Series' assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code.

          (d) Security transactions and investment income

          Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

MASTER SMALL CAP INDEX SERIES
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

          (e) Securities lending

          The Series may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an mount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Series and any additional required collateral is delivered to the Series on the next business day. Where the Series receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Series typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Series receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Series may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Series could experience delays and costs in gaining access to the collateral. The Series also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

          (f) Bank overdraft

          The Series recorded a bank overdraft which resulted from failed trades.

          (g) Recent accounting pronouncements

          Effective June 29, 2007, the Master LLC implemented Financial Accounting Standards Board ("FASB") Interpretation No.48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No.109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Series, and has determined that the adoption of FIN 48 does not have a material impact on the Series' financial statements. The Series files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Series' U.S. federal tax returns remains open for the years ended December 31, 2004 through December 31, 2006. The statute of limitations on the Series' state and local tax returns may remain open for an additional year depending upon the jurisdiction.

          In September 2006, Statement of Financial Accounting Standards No.157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Series' financial statement disclosures, if any, is currently being assessed.

          In addition, in February 2007, Statement of Financial Accounting Standards No.159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The impact on the Series' financial statement disclosures, if any, is currently being assessed.

MASTER SMALL CAP INDEX SERIES
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

          The Master LLC, on behalf of the Series, has entered into an Investment Advisory Agreement with the Manager. Merrill Lynch & Co., Inc. ("Merrill Lynch") and The PNC Financial Services Group, Inc. are the principal owners of BlackRock, Inc.

          The Manager is responsible for the management of the Series' investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pays a monthly fee at an annual rate of 0.01% of the average daily value of the Series' net assets. The Manager has entered into a contractual arrangement with the Series under which all expenses incurred by the Series will not exceed 0.08%. This arrangement has a one-year term and is renewable. For the year ended December 31, 2007, the Manager earned $64,480, of which $4,886 was waived.

          In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays the sub-adviser for services it provides a fee that is a percentage of the management fee paid by the Series to the Manager.

          The Master LLC, on behalf of the Series, has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, or its affiliates. As of December 31, 2007, the Series loaned securities with a value of $336,134 to MLPF&S or its affiliates. Pursuant to that order, the Master LLC has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Master LLC and the Series, invest cash collateral received by the Series for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended December 31, 2007, BIM received $251,767 in securities lending agent fees. Merrill Lynch Trust Co., an indirect, wholly owned subsidiary of Merrill Lynch, was the Series' custodian. Effective July 17, 2007, State Street Bank and Trust Co. became the Series' custodian. For the year ended December 31, 2007, the Series reimbursed the Manager $11,726 for certain accounting services. Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock, Inc. or its affiliates.

3. INVESTMENTS:

          Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2007 were $322,261,614, and$150,670,484.

4. SHORT-TERM BORROWINGS:

          The Master LLC, on behalf of the Series, along with certain other funds managed by the Manager and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Series may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Series may borrow up to the maximum amount allowable under the Series' current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Series pays a commitment fee of 0.06% per annum based on the Series' pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus 0.35%or a base rate as defined in the credit agreement. The Series did not borrow under the credit agreement during the year ended December 31, 2007. On November 21, 2007, the credit agreement was renewed for one year under substantially the same terms.

MASTER SMALL CAP INDEX SERIES
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Investors and Board of Directors of Quantitative Master Series LLC:

          We have audited the accompanying statement of assets and liabilities, including the summary schedule of investments, of Master Small Cap Index Series, one of the portfolios constituting Quantitative Master Series LLC(the "Master LLC") (formerly Quantitative Master Series Trust) as of December 31,2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master LLC's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Small Cap Index Series of Quantitative Master Series LLC as of December 31,2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
February 22, 2008

MASTER SMALL CAP INDEX SERIES
PROXY RESULTS (UNAUDITED)

During the six-month period ended December 31, 2007, the holders of interests of Master Small Cap Index Series of Quantitative Master Series LLC voted on the following proposal, which was approved at a special meeting on September 7, 2007. This proposal was a part of the reorganization of the Board of Directors of Quantitative Master Series LLC that took effect on November 1, 2007. A description of the proposal and number of shares voted for each Director are as follows:

                                                                                  UNITS OF INTEREST     UNITS OF INTEREST
                                                                                      VOTED FOR       WITHHELD FROM VOTING
                                                                                  -----------------   --------------------
To elect the Board of Directors of   David O. Beim, Richard S. Davis, Ronald W.
Quantitative master Series LLC:      Forbes, Henry Gabbay, Dr. Matina Horner,
                                     Rodney D. Johnson, Herbert I. London,
                                     Cynthia A. Montgomery, Joseph P. Platt,
                                     Jr., Robert C. Robb, Jr., Toby Rosenblatt,
                                     Kenneth L. Urish and Frederick W. Winter           125,557,799                      0

MASTER SMALL CAP INDEX SERIES
OFFICERS AND DIRECTORS (UNAUDITED)

                                                                                                       NUMBER OF
                                                                                                       BLACKROCK-
                                                                                                        ADVISED
                          POSITION(S)  LENGTH OF                                                       FUNDS AND
NAME, ADDRESS              HELD WITH      TIME                                                         PORTFOLIOS        PUBLIC
AND YEAR OF BIRTH         MASTER LLC     SERVED     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS      OVERSEEN     DIRECTORSHIPS
-----------------        ------------  ---------  -------------------------------------------------  -------------  ---------------
NON-INTERESTED DIRECTORS*

DAVID O. BEIM            Director      2007 to    Professor of Finance and Economics at the          35 Funds       None
40 East 52nd Street New                present    Columbia University Graduate School of Business    81 Portfolios
York, NY 10022 1940                               since 1991; Chairman of Outward Bound USA from
                                                  1997 to 2001; Chairman of Wave Hill, Inc. from
                                                  1990 to 2006; Trustee of Phillips Exeter Academy
                                                  from 2002 to present.

RONALD W. FORBES         Director and  2007 to    Professor Emeritus of Finance, School of Business, 35 Funds       None
40 East 52nd Street      Co-Chairman   present    State University of New York at Albany since 2000  81 Portfolios
New York, NY 10022 1940  of the Board             and Professor thereof from 1989 to 2000;
                         of Directors             International Consultant, Urban Institute,
                                                  Washington, D.C. from 1995 to 1999.

DR. MATINA HORNER        Director      2007 to    Executive Vice President of Teachers Insurance     35 Funds       NSTAR (electric
40 East 52nd Street                    present    and Annuity Association and College Retirement     81 Portfolios  and gas utility)
New York, NY 10022                                Equities Fund from 1989 to 2003.
1939

RODNEY D. JOHNSON        Director and  2007 to    President, Fairmount Capital Advisors, Inc. since  35 Funds       None
40 East 52nd Street      Co-Chairman   present    1987; Director, Fox Chase Cancer Center since      81 Portfolios
New York, NY 10022 1941  of the Board             2002; Member of the Archdiocesan Investment
                         of Directors             Committee of the Archdiocese of Philadelphia
                                                  since 2003.

HERBERT I. LONDON        Director and  2007 to    Professor Emeritus, New York University since      35 Funds       AIMS Worldwide,
40 East 52nd Street New  Member of     present    2005; John M. Olin Professor of Humanities, New    81 Portfolios  Inc.
York, NY 10022 1939      the Audit                York University from 1993 to 2005 and Professor                   (marketing)
                         Committee                thereof from 1980 to 2005; President, Hudson
                                                  Institute since 1997 and Director thereof since
                                                  1980; Dean, Gallatin Division of New York
                                                  University from 1976 to 1993; Distinguished
                                                  Fellow, Herman Kahn Chair, Hudson Institute from
                                                  1984 to 1985; Chairman of the Board of Directors
                                                  of Vigilant Research, Inc. since 2006; Member of
                                                  the Board of Directors for Grantham University
                                                  since 2006; Director of AIMS Worldwide, Inc.
                                                  since 2006; Director of Reflex Security since
                                                  2006; Director of InnoCentive, Inc. since 2006;
                                                  Director of Cerego, LLC since 2005; Director,
                                                  Damon Corp. from 1991 to 1995; Overseer, Center
                                                  for Naval Analyses from 1983 to 1993.

CYNTHIA A. MONTGOMERY    Director      2007 to    Professor, Harvard Business School since 1989;     35 Funds       Newell
40 East 52nd Street New                present    Associate Professor, J.L. Kellogg Graduate School  81 Portfolios  Rubbermaid,
York, NY 10022 1952                               of Management, Northwestern University from 1985                  Inc.
                                                  to 1989; Associate Professor, Graduate School of                  (manufacturing)
                                                  Business Administration, University of Michigan
                                                  from 1979 to 1985; Director, Harvard Business
                                                  School Publishing since 2005; Director, McLean
                                                  Hospital since 2005.

JOSEPH P. PLATT, JR.      Director     2007 to    Partner, Amarna Corporation, LLC (private          35 Funds       Greenlight
40 East 52nd Street                    present    investment company) since 2002; Director, Jones    81 Portfolios  Capital Re,
New York, NY 10022                                and Brown (Canadian insurance broker) since 1998;                 Ltd.
1947                                              Director, Greenlight Capital Re, Ltd.                             (reinsurance
                                                  (reinsurance company) since 2004; Partner, Amarna                 company)
                                                  Financial Company (private investment company)
                                                  since 2005; Director and Executive Vice
                                                  President, Johnson and Higgins (insurance
                                                  brokerage) from 1990 to 1997.

* Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

MASTER SMALL CAP INDEX SERIES
OFFICERS AND DIRECTORS (UNAUDITED)

                                                                                                       NUMBER OF
                                                                                                       BLACKROCK-
                                                                                                        ADVISED
                          POSITION(S)  LENGTH OF                                                       FUNDS AND
NAME, ADDRESS              HELD WITH      TIME                                                         PORTFOLIOS        PUBLIC
AND YEAR OF BIRTH         MASTER LLC     SERVED     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS      OVERSEEN     DIRECTORSHIPS
-----------------        ------------  ---------  -------------------------------------------------  -------------  ---------------
NON-INTERESTED DIRECTORS* (CONCLUDED)

ROBERT C. ROBB, JR.      Director      2007 to    Partner, Lewis, Eckert, Robb and Company           35 Funds       None
40 East 52nd Street                    present    (management and financial consulting firm) since   81 Portfolios
New York, NY 10022 1945                           1981; Trustee, Medical College of Pennsylvania/
                                                  Hahnemann University from 1998 to 2002; Trustee,
                                                  EQK Realty Investors from 1994 to 2000; Director,
                                                  Tamaqua Cable Products Company from 1981 to 1998;
                                                  Director, Brynwood Partners from 1984 to 1998;
                                                  Director, The PNC Bank from 1994 to 1998;
                                                  Director, Provident National Bank from 1983 to
                                                  1993; Director Brinks, Inc. from 1981 to 1986.

TOBY ROSENBLATT          Director and  2007 TO    President since 1999 and Vice President --         35 Funds       A.P. Pharma,
40 East 52nd Street      Vice          present    General Partner since 1990, Founders Investments   81 Portfolios  Inc.(speciality
New York, NY 10022 1938  Chairman of              Ltd. (private investments); Director, Forward                     pharmaceuticals)
                         the                      Management, LLC since 2007; Trustee, SSR Funds
                         Performance              from 1990 to 2005; Trustee, Metropolitan Series
                         Oversight                Funds, Inc. from 2001 to 2005.
                         Committee

KENNETH L. URISH         Director and  2007 to    Managing Partner, Urish Popeck & Co., LLC          35 Funds       None
40 East 52nd Street New  Chairman of   present    (certified public accountants and consultants)     81 Portfolios
York, NY 10022 1951      the Audit                since 1976; External Advisory Board, The
                         Committee                Pennsylvania State University Accounting
                                                  Department since 2001; Trustee, The Holy Family
                                                  Foundation since 2001; President and Trustee,
                                                  Pittsburgh Catholic Publishing Associates since
                                                  2003; Former Trustee, Inter-Tel from 2006 to
                                                  2007.

FREDERICK W. WINTER      Director and  2007 to    Professor and Dean Emeritus of the Joseph M. Katz  35 Funds       None
40 East 52nd Street      Member of     present    School of Business-- University of Pittsburgh      81 Portfolios
New York, NY 10022       the Audit                since 2005 and Dean thereof from 1997 to 2005;
1945                     Committee                Director, Alkon Corporation (pneumatics) since
                                                  1992; Director, Indotronix International (IT
                                                  service) since 2004; Director, Tippman Sports
                                                  (recreation) since 2005.

* Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

INTERESTED DIRECTORS*

RICHARD S. DAVIS         Director      2007 to    Managing Director, BlackRock, Inc. since 2005;     184 Funds      None
40 East 52nd Street New                present    Chief Executive Officer, State Street Research &   289
York, NY 10022 1945                               Management Company from 2000 to 2005; Chairman of  Portfolios the Board of Trustees, State Street Research
                                                  mutual funds ("SSR Funds") from 2000 to 2005;
                                                  Senior Vice President, Metropolitan Life
                                                  Insurance Company from 1999 to 2000; Chairman,
                                                  SSR Realty from 2000 to 2004.

HENRY GABBAY             Director      2007 to    Consultant, BlackRock, Inc. since 2007; Managing   183 Funds      None
40 East 52nd Street New                present    Director, BlackRock, Inc. from 1989 to June 2007;  288
York, NY 10022 1947                               Chief Administrative Officer, BlackRock Advisors,  Portfolios
                                                  LLC from 1998 to 2007; President of BlackRock
                                                  Funds and BlackRock Bond Allocation Target Shares
                                                  from 2005 to 2007; Treasurer of certain
                                                  closed-end funds in the BlackRock Fund complex
                                                  from 1989 to 2006.

* Messrs. Davis and Gabbay are both "interested persons," as defined in the Investment Company Act of 1940, of the Master LLC based on their positions with BlackRock, Inc. and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

MASTER SMALL CAP INDEX SERIES
OFFICERS AND DIRECTORS (UNAUDITED)

                                                                                                       NUMBER OF
                                                                                                       BLACKROCK-
                                                                                                        ADVISED
                          POSITION(S)  LENGTH OF                                                       FUNDS AND
NAME, ADDRESS              HELD WITH      TIME                                                         PORTFOLIOS        PUBLIC
AND YEAR OF BIRTH         MASTER LLC     SERVED     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS      OVERSEEN     DIRECTORSHIPS
-----------------        ------------  ---------  -------------------------------------------------  -------------  ---------------
ADVISORY BOARD MEMBER

DAVID R.WILMERDING, JR.* Advisory      2007       Chairman, Wilmerding & Associates, Inc.            35 Funds       Chestnut Street
40 East 52nd Street New  Board Member             (investment advisers) from1989 to 2005; Chairman,  81 Portfolios  Exchange Fund,
York, NY 10022  1935                              Coho Partners, Ltd. (investment advisers) from                    (open-end
                                                  2003 to 2005; Director, Beaver Management                         investment
                                                  Corporation.                                                      company)

* David R.Wilmerding, Jr. resigned from the Advisory Board of the Master LLC, effective December 31, 2007.

                          POSITION(S)  LENGTH OF
NAME, ADDRESS              HELD WITH      TIME
AND YEAR OF BIRTH         MASTER LLC     SERVED                     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------        ------------  ---------  ----------------------------------------------------------------------------------

MASTER LLC OFFICERS*

DONALD C. BURKE          Fund          2007 to    Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of
40 East 52nd Street New  President     present    Merrill Lynch Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P.
York, NY 10022 1960      and Chief                ("FAM") in 2006; First Vice President thereof from 1997 to 2005; Treasurer thereof
                         Executive                from 1999 to 2006 and Vice President thereof from 1990 to 1997.
                         Officer

ANNE F. ACKERLEY         Vice          2007 to    Managing Director of BlackRock, Inc. since 2000 and First Vice President and Chief
40 East 52nd Street New  President     present    Operating Officer of Mergers and Acquisitions Group from 1997 to 2000; First Vice
York, NY 10022 1962                               President and Chief Operating Officer of Public Finance Group thereof from 1995 to
                                                  1997; First Vice President of Emerging Markets Fixed Income Research of Merrill
                                                  Lynch & Co., Inc. from 1994 to 1995.

NEAL J. ANDREWS          Chief         2007 to    Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President
40 East 52nd Street New  Financial     present    and Line of Business Head of Fund Accounting and Administration at PFPC Inc. from
York, NY 10022 1966      Officer                  1992 to 2006.

JAY M. FIFE              Treasurer     2007 to    Managing Director of BlackRock, Inc. since 2007 and Director since 2006; Formerly
40 East 52nd Street New                present    Assistant Treasurer of the MLIM/FAM advised funds from 2005 to 2006; Director of
York, NY 10022                                    MLIM Fund Services Group from 2001 to 2006.
1970

BRIAN P. KINDELAN        Chief         2007 to    Chief Compliance Officer of the Funds since 2007; Managing Director and Senior
40 East 52nd Street New  Compliance    present    Counsel thereof since January 2005; Director and Senior Counsel of BlackRock
York, NY 10022 1959      Officer                  Advisors, Inc. from 2001 to 2004 and Vice President and Senior Counsel thereof from 1998 to 2000; Senior Counsel of The PNC Bank Corp. from 1995 to 1998.

HOWARD SURLOFF           Secretary     2007 to    Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at
40 East 52nd Street New                present    BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of Goldman Sachs Asset
York, NY 10022                                    Management, L.P. from 1993 to 2006.
1965

*    Officers of the Master LLC serve at the pleasure of the Board of Directors.

     Further information about the Master LLC's Officers and Directors is available in the Master LLC's Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

                                                 INDEPENDENT REGISTERED
CUSTODIAN                   ACCOUNTING AGENT     PUBLIC ACCOUNTING FIRM      LEGAL COUNSEL
---------                   ----------------     ----------------------      -------------
State Street Bank and    State Street Bank and   Deloitte & Touche LLP    Sidley Austin LLP
Trust Company            Trust Company           Princeton, NJ 08540      New York, NY 10019
North Quincy, MA 02171   Princeton, NJ 08540

MASTER INTERNATIONAL INDEX SERIES
SUMMARY SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007

This summary schedule of investments is presented to help investors focus on the Series' principal holdings. It includes the Series' 50 largest holdings, each investment of any issuer that exceeds 1% of the Series' net assets and affiliated issues. "Other Securities" represent all issues not required to be disclosed under the rules adopted by the Securities and Exchange Commission. A complete schedule of investments is available without charge, upon request, by calling 800-441-7762 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                                                                                                                      PERCENT OF
INDUSTRY                                  SHARES HELD   COMMON STOCKS                                    VALUE        NET ASSETS
---------------------------------------   -----------   ------------------------------------------   --------------   ----------
Aerospace & Defense                                     Other Securities                              $  7,692,434        0.7%
Air Freight & Logistics                                 Other Securities                                 4,572,587        0.4
Airlines                                                Other Securities                                 2,996,203        0.3
                                                        Other Securities                                 8,898,372        0.8
Automobiles                                  71,898     DaimlerChrysler AG                               6,968,357        0.6
                                            214,000     Toyota Motor Corp.                              11,397,364        1.0
                                                        Other Securities                                16,882,011        1.5
                                                                                                      ------------       ----
                                                                                                        35,247,732        3.1
                                                                                                      ------------       ----
Beverages                                               Other Securities                                15,712,051        1.4
Biotechnology                                           Other Securities                                 1,782,724        0.2
Building Products                                       Other Securities                                 6,666,148        0.6
Capital Markets                              84,380     Credit Suisse Group                              5,079,301        0.4
                                             39,145     Deutsche Bank AG Registered Shares               5,111,363        0.4
                                            162,085     UBS AG                                           7,473,367        0.7
                                                        Other Securities                                10,905,634        1.0
                                                                                                      ------------       ----
                                                                                                        28,569,665        2.5
                                                                                                      ------------       ----
Chemicals                                    37,627     BASF AG                                          5,579,794        0.5
                                             55,633     Bayer AG                                         5,087,673        0.4
                                                        Other Securities                                25,275,281        2.2
                                                                                                      ------------       ----
                                                                                                        35,942,748        3.1
                                                                                                      ------------       ----
Commercial Banks                             64,161     BNP Paribas SA                                   6,961,475        0.6
                                            285,794     Banco Bilbao Vizcaya Argentaria SA               6,957,420        0.6
                                            480,675     Banco Santander SA                              10,381,617        0.9
                                            527,057     Barclays Plc                                     5,322,917        0.4
                                            104,821     Commonwealth Bank of Australia Ltd.              5,404,442        0.5
                                            922,258     HSBC Holdings Plc                               15,535,003        1.4
                                            687,629     Mitsubishi UFJ Financial Group, Inc.             6,484,291        0.6
                                            784,325     Royal Bank of Scotland Group Plc                 6,925,178        0.6
                                            701,256     UniCredito Italiano SpA                          5,767,100        0.5
                                                        Other Securities                                85,062,747        7.4
                                                                                                      ------------       ----
                                                                                                       154,802,190       13.5
                                                                                                      ------------       ----
Commercial Services & Supplies                          Other Securities                                 9,168,267        0.8
Communications Equipment                    301,553     Nokia Oyj                                       11,584,870        1.0
                                                        Other Securities                                 4,359,164        0.4
                                                                                                      ------------       ----
                                                                                                        15,944,034        1.4
                                                                                                      ------------       ----
Computers & Peripherals                                 Other Securities                                 4,503,778        0.4
Construction & Engineering                              Other Securities                                10,251,987        0.9
Construction Materials                                  Other Securities                                 7,131,517        0.6
Consumer Finance                                        Other Securities                                 2,321,598        0.2
Containers & Packaging                                  Other Securities                                 1,126,356        0.1
Distributors                                            Other Securities                                 1,291,365        0.1
Diversified Consumer Services                           Other Securities                                   425,682        0.0
Diversified Financial Services              143,436     ING Group NV CVA                                 5,589,044        0.5
                                                        Other Securities                                14,188,976        1.2
                                                                                                      ------------       ----
                                                                                                        19,778,020        1.7
                                                                                                      ------------       ----
Diversified Telecommunication Services      217,200     Deutsche Telekom AG                              4,780,446        0.4
                                            138,273     France Telecom SA                                4,959,959        0.4
                                            329,719     Telefonica SA                                   10,688,282        1.0
                                                        Other Securities                                24,226,418        2.1
                                                                                                      ------------       ----
                                                                                                        44,655,105        3.9
                                                                                                      ------------       ----
Electric Utilities                           47,712     E.ON AG                                         10,143,245        0.9
                                                        Other Securities                                26,904,874        2.3
                                                                                                      ------------       ----
                                                                                                        37,048,119        3.2
                                                                                                      ------------       ----

                        See notes to Financial Statements

MASTER INTERNATIONAL INDEX SERIES
SUMMARY SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007

                                                                                                                      PERCENT OF
INDUSTRY                                  SHARES HELD   COMMON STOCKS                                    VALUE        NET ASSETS
--------                                  -----------   -------------                                --------------   ----------
Electrical Equipment                          170,320   ABB Ltd.                                        $ 4,910,631       0.4%
                                                        Other Securities                                 11,546,907       1.0
                                                                                                        -----------       ---
                                                                                                         16,457,538       1.4
                                                                                                        -----------       ---
Electronic Equipment & Instruments                      Other Securities                                 12,341,464       1.1
Energy Equipment & Services                             Other Securities                                  4,436,496       0.4
Food & Staples Retailing                      616,389   Tesco Plc                                         5,863,427       0.5
                                                        Other Securities                                 17,350,760       1.5
                                                                                                        -----------       ---
                                                                                                         23,214,187       2.0
                                                                                                        -----------       ---
Food Products                                  31,297   Nestle SA Registered Shares                      14,371,279       1.3
                                              131,620   Unilever NV                                       4,835,823       0.4
                                                        Other Securities                                 13,611,876       1.2
                                                                                                        -----------       ---
                                                                                                         32,818,978       2.9
                                                                                                        -----------       ---
Gas Utilities                                           Other Securities                                  4,554,983       0.4
Health Care Equipment & Supplies                        Other Securities                                  6,516,002       0.6
Health Care Providers & Services                        Other Securities                                  2,321,644       0.2
Health Care Technology                                  Other Securities                                    178,539       0.0
Hotels, Restaurants & Leisure                           Other Securities                                 10,366,424       0.9
Household Durables                                      Other Securities                                 13,856,878       1.2
Household Products                                      Other Securities                                  4,494,104       0.4
IT Services                                             Other Securities                                  3,090,596       0.3
Independent Power Producers &
   Energy Traders                                       Other Securities                                  1,544,297       0.1
Industrial Conglomerates                       65,334   Siemens AG                                       10,388,270       0.9
                                                        Other Securities                                 11,066,650       1.0
                                                                                                        -----------       ---
                                                                                                         21,454,920       1.9
                                                                                                        -----------       ---
Insurance                                     117,504   AXA SA                                            4,684,764       0.4
                                               34,467   Allianz AG Registered Shares                      7,425,560       0.6
                                                        Other Securities                                 39,812,467       3.5
                                                                                                        -----------       ---
                                                                                                         51,922,791       4.5
                                                                                                        -----------       ---
Internet & Catalog Retail                               Other Securities                                    766,398       0.1
Internet Software & Services                            Other Securities                                  1,135,845       0.1
Leisure Equipment & Products                            Other Securities                                  2,131,639       0.2
Life Sciences Tools & Services                          Other Securities                                    722,212       0.1
Machinery                                               Other Securities                                 23,293,341       2.0
Marine                                                  Other Securities                                  4,309,972       0.4
Media                                                   Other Securities                                 19,929,650       1.7
Metals & Mining                               103,812   Anglo American Plc                                6,301,536       0.5
                                               69,987   ArcelorMittal                                     5,434,698       0.5
                                              265,166   BHP Billiton Ltd.                                 9,269,681       0.8
                                              180,451   BHP Billiton Plc                                  5,502,561       0.5
                                               78,068   Rio Tinto Plc Registered Shares                   8,216,068       0.7
                                                        Other Securities                                 25,784,432       2.3
                                                                                                        -----------       ---
                                                                                                         60,508,976       5.3
                                                                                                        -----------       ---
Multi-Utilities                                34,092   RWE AG                                            4,780,056       0.4
                                               77,516   Suez SA                                           5,276,207       0.5
                                                        Other Securities                                  9,423,851       0.8
                                                                                                        -----------       ---
                                                                                                         19,480,114       1.7
                                                                                                        -----------       ---
Multiline Retail                                        Other Securities                                  4,869,160       0.4
Office Electronics                                      Other Securities                                  5,869,228       0.5
Oil, Gas & Consumable Fuels                   263,695   BG Group Plc                                      6,050,102       0.5
                                            1,493,200   BP Plc                                           18,247,282       1.6
                                              200,844   Eni SpA                                           7,330,081       0.6
                                              284,525   Royal Dutch Shell Plc                            12,011,215       1.1
                                              216,157   Royal Dutch Shell Plc Class B                     9,010,661       0.8
                                              161,867   Total SA                                         13,402,661       1.2
                                                        Other Securities                                 13,960,652       1.2
                                                                                                        -----------       ---
                                                                                                         80,012,654       7.0
                                                                                                        -----------       ---
Paper & Forest Products                                 Other Securities                                  3,411,709       0.3
Personal Products                                       Other Securities                                  3,951,119       0.3

                        See notes to Financial Statements

MASTER INTERNATIONAL INDEX SERIES
SUMMARY SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007

                                                                                                                      PERCENT OF
INDUSTRY                                  SHARES HELD   COMMON STOCKS                                    VALUE        NET ASSETS
--------                                  -----------   -------------                                --------------   ----------
Pharmaceuticals                               116,048   AstraZeneca Plc                              $    4,995,039        0.4%
                                              441,993   GlaxoSmithKline Plc                              11,225,109        1.0
                                              183,604   Novartis AG Registered Shares                    10,040,813        0.9
                                               55,612   Roche Holding AG                                  9,613,411        0.8
                                               76,807   Sanofi-Aventis                                    7,030,945        0.6
                                                        Other Securities                                 14,963,589        1.3
                                                                                                     --------------      -----
                                                                                                         57,868,906        5.0
                                                                                                     --------------      -----
Real Estate Investment Trusts (REITs)                   Other Securities                                 13,208,339        1.2
Real Estate Management & Development                    Other Securities                                 18,971,417        1.7
Road & Rail                                             Other Securities                                  9,076,814        0.8
Semiconductors &Semiconductor Equipment                 Other Securities                                  5,843,567        0.5
Software                                                Other Securities                                 10,091,154        0.9
Specialty Retail                                        Other Securities                                  8,086,335        0.7
Textiles, Apparel & Luxury Goods                        Other Securities                                 10,170,591        0.9
Tobacco                                       119,338   British American Tobacco Plc                      4,665,295        0.4
                                                        Other Securities                                  7,158,604        0.6
                                                                                                     --------------      -----
                                                                                                         11,823,899        1.0
                                                                                                     --------------      -----
Trading Companies & Distributors                        Other Securities                                 11,335,508        1.0
Transportation Infrastructure                           Other Securities                                  4,272,958        0.4
Water Utilities                                         Other Securities                                  1,140,308        0.1
Wireless Telecommunication Services         4,153,856   Vodafone Group Plc                               15,593,248        1.4
                                                        Other Securities                                  6,801,333        0.6
                                                                                                     --------------      -----
                                                                                                         22,394,581        2.0
                                                                                                     --------------      -----
                                                        TOTAL COMMON STOCKS
                                                        (COST -- $797,004,493)                        1,080,774,917       94.5
                                                                                                     --------------      -----
                                                        EXCHANGE TRADED FUNDS
                                              288,947   iShares MSCI EAFE Index Fund (c)                 22,708,345        2.0
                                                        Total Exchange-Traded Funds
                                                        (Cost -- $19,661,875)                            22,708,345        2.0
                                                                                                     --------------      -----
                                                        PREFERRED STOCKS
Automobiles                                             Other Securities                                  1,246,695        0.1
Household Products                                      Other Securities                                    886,330        0.1
Media                                                   Other Securities                                    119,809        0.0
Multi-Utilities                                         Other Securities                                    314,051        0.0
                                                        Total Preferred Stocks
                                                        (Cost -- $1,272,423)                              2,566,885        0.2
                                                                                                     --------------      -----
                                                        RIGHTS
Metals & Mining                                         Other Securities                                          0        0.0
Real Estate Management & Development                    Other Securities                                     14,770        0.0
                                                        Total Rights (Cost -- $0)                            14,770        0.0
                                                                                                     --------------      -----
                                           BENEFICIAL
                                            INTEREST    SHORT-TERM SECURITIES
                                               USD      BlackRock Liquidity Series, LLC Cash Sweep
                                           13,529,338   Series, 5.04% (a)(b)                             13,529,338        1.2
                                                        Total Short-Term Securities
                                                        (Cost -- $13,529,338)                            13,529,338        1.2
                                                                                                     --------------      -----
TOTAL INVESTMENTS
(COST -- $831,468,129*)                                                                               1,119,594,255       97.9
OTHER ASSETS LESS LIABILITIES                                                                            23,577,306        2.1
                                                                                                     --------------      -----
NET ASSETS                                                                                           $1,143,171,561      100.0%
                                                                                                     ==============      =====

                        See notes to Financial Statements

MASTER INTERNATIONAL INDEX SERIES
SUMMARY SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2007, as computed for federal income tax purposes, were as follows:

Aggregate cost ................................................   $ 844,409,619
                                                                  --------------
Gross unrealized appreciation .................................     305,352,070
Gross unrealized depreciation .................................     (30,167,434)
                                                                  --------------
Net unrealized appreciation ...................................   $ 275,184,636
                                                                  ==============

(a) Investments in companies considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                                        INTEREST
AFFILIATE                                                NET ACTIVITY    INCOME
---------                                                ------------   --------
BlackRock Liquidity Series, LLC Cash Sweep Series        $(12,221,959)  $981,689

(b)  Represents the current yield as of December 31, 2007.

(c) All or a portion of security held as collateral in connection with open financial futures contracts.

     - "Other Securities" represent issues that are not identified as the 50 largest holdings of the Series and issues not exceeding 1% of net assets. Some securities, or a portion of, in this category are held in connection with open financial futures contracts.

     - For Series compliance purposes, the Series' industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

     - Financial futures contracts purchased as of December 31, 2007 were as follows:

                                                                                   UNREALIZED
NUMBER OF                                                                         APPRECIATION
CONTRACTS           ISSUE             EXCHANGE   EXPIRATION DATE    FACE VALUE   (DEPRECIATION)
---------   ----------------------   ---------   ---------------   -----------   --------------
        4   Hang Seng Index Future   Hong Kong   January 2008      $   703,945      $  11,935
       49   OMX Stock Index Future   Stockholm   January 2008      $   812,340          9,293
       30   CAC40 10 Euro Future     MATIF       March 2008        $ 2,458,577         26,400
      311   DJ Euro Stoxx 50         Eurex       March 2008        $19,949,983        215,887
       63   FTSE 100 Index Future    LIFFE       March 2008        $ 7,980,053        115,038
       10   SPI 200 Index Future     Sydney      March 2008        $ 1,379,492         13,970
       58   TOPIX Index Future       Tokyo       March 2008        $ 7,885,858       (253,938)
                                                                                    ---------
TOTAL UNREALIZED APPRECIATION -- NET                                                $ 138,585
                                                                                    =========

                        See notes to Financial Statements

MASTER INTERNATIONAL INDEX SERIES
SUMMARY SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007

-    Forward foreign exchange contracts as of December 31, 2007 were as follows:

                                                 UNREALIZED
FOREIGN CURRENCY  FOREIGN CURRENCY  SETTLEMENT   APPRECIATION
PURCHASED              SOLD            DATE     (DEPRECIATION)
----------------  ----------------  ----------  --------------
AUD    3,668,400  USD    3,216,436    2/12/08      $ (3,449)
CHF    3,317,500  USD    2,951,653    2/12/08       (13,477)
DKK    1,549,100  USD      304,230    2/12/08          (315)
EUR    8,296,000  USD   12,139,443    2/12/08        (2,413)
GBP    3,709,300  USD    7,504,118    2/12/08      (129,329)
HKD    5,901,300  USD      758,953    2/12/08          (837)
JPY  562,900,000  USD    5,081,239    2/12/08       (18,293)
NOK    2,334,500  USD      426,560    2/12/08          2,873
NZD       18,200  USD       13,887    2/12/08             47
SEK    5,898,000  USD      918,736    2/12/08        (5,817)
SGD      398,800  USD      276,923    2/12/08            983
USD    1,945,468  AUD    2,204,000    2/12/08         15,084
USD    1,471,670  CHF    1,644,000    2/12/08         15,645
USD      117,544  DKK      595,800    2/12/08            655
USD    5,029,644  EUR    3,424,000    2/12/08         20,340
USD    3,643,681  GBP    1,794,000    2/12/08         76,870
USD      481,051  HKD    3,742,000    2/12/08            331
USD    1,751,762  JPY  195,050,000    2/12/08        (2,595)
USD      143,367  NOK      780,000    2/12/08          (114)
USD       11,599  NZD       15,000    2/12/08            115
USD      345,843  SEK    2,204,358    2/12/08          4,642
USD      122,039  SGD      175,300    2/12/08          (120)
                                                   --------
TOTAL UNREALIZED DEPRECIATION ON FORWARD
FOREIGN EXCHANGE CONTRACTS -- NET                  $(39,174)
                                                   --------

     -    Currency Abbreviations:

AUD   Australian Dollar
CHF   Swiss Franc
DKK   Danish Krone
EUR   Euro
GBP   British Pound
HKD   Hong Kong Dollar
JPY   Japanese Yen
NOK   Norwegian Krone
NZD   New Zealand Dollar
SEK   Swedish Krona
SGD   Singapore Dollar
USD   U.S. Dollar

                        See notes to Financial Statements

MASTER INTERNATIONAL INDEX SERIES
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2007

ASSETS:
Investments in unaffiliated securities, at value (identified
   cost -- $817,938,791).........................................               $1,106,064,917
Investments in affiliated securities, at value (identified
   cost -- $13,529,338)..........................................                   13,529,338
Foreign cash (cost -- $17,212,445)...............................                   17,263,524
Unrealized appreciation on forward foreign exchange contracts....                     137,585
Receivables:
   Contributions.................................................  $13,818,236
   Securities sold...............................................    5,915,884
   Dividends ....................................................    3,168,772
   Investment adviser............................................        8,666      22,911,558
                                                                   -----------
Prepaid expenses and other assets................................                       32,122
                                                                                --------------
TOTAL ASSETS.....................................................                1,159,939,044
                                                                                --------------
LIABILITIES:
Unrealized depreciation on forward foreign exchange contracts....                      176,759
Bank overdraft ..................................................                    1,156,797
Payables:
   Securities purchased..........................................    9,098,125
   Withdrawals...................................................    5,647,739
   Variation margin..............................................      304,540
   Other affiliates..............................................       10,356      15,060,760
                                                                   -----------
Accrued expenses and other liabilities...........................                      373,167
                                                                                --------------
TOTAL LIABILITIES................................................                   16,767,483
                                                                                --------------
NET ASSETS:
Net Assets.......................................................               $1,143,171,561
                                                                                ==============
NET ASSETS CONSIST OF
Investors' capital...............................................               $  854,669,789
Unrealized appreciation -- net...................................                  288,501,772
                                                                                --------------
NET ASSETS.......................................................               $1,143,171,561
                                                                                ==============

                        See notes to Financial Statements

MASTER INTERNATIONAL INDEX SERIES
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2007

INVESTMENT INCOME:
   Dividends (net of $2,925,220 foreign withholding tax).........               $ 32,791,613
   Interest (including $981,689 from affiliates..................                    985,172
                                                                                ------------
TOTAL INCOME.....................................................                 33,776,785
                                                                                ------------
EXPENSES:
   Custodian fees................................................  $   610,971
   Accounting services...........................................      184,231
   Investment advisory fees......................................      114,233
   Professional fees.............................................       87,698
   Pricing fees..................................................       76,438
   Directors' fees and expenses..................................       12,834
   Printing and shareholder reports..............................        1,574
   Other.........................................................       25,036
                                                                   -----------
Total expenses before reimbursement..............................    1,113,015
   Reimbursement of expenses.....................................      (38,870)
                                                                   -----------
TOTAL EXPENSES AFTER REIMBURSEMENT...............................                  1,074,145
                                                                                ------------
INVESTMENT INCOME -- NET.........................................                 32,702,640
                                                                                ------------
REALIZED & UNREALIZED GAIN (LOSS) -- NET:
Realized gain on:
   Investments -- net............................................   18,774,995
   Financial futures contracts -- net............................      734,254
   Foreign currency transactions -- net..........................    1,833,471    21,342,720
                                                                   -----------
Change in unrealized appreciation/depreciation on:
   Investments -- net............................................   61,219,919
   Financial futures contracts -- net............................     (526,818)
   Foreign currency transactions -- net..........................     (231,704)   60,461,397
                                                                   -----------  ------------
TOTAL REALIZED AND UNREALIZED LOSS -- NET........................                 81,804,117
                                                                                ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.............               $114,506,757
                                                                                ============

                        See notes to Financial Statements

MASTER INTERNATIONAL INDEX SERIES
STATEMENT OF CHANGES IN NET ASSETS

                                                                        For the Year Ended
                                                                            December 31,
                                                                   -----------------------------
                                                                         2007           2006
                                                                   --------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS
   Investment income -- net......................................  $   32,702,640  $  17,659,987
   Realized gain -- net..........................................      21,342,720     12,066,140
   Change in unrealized appreciation/depreciation -- net.........      60,461,397    126,438,123
                                                                   --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS..     114,506,757    156,164,250
                                                                   --------------  -------------
CAPITAL TRANSACTIONS
   Proceeds from contributions...................................     740,944,038    517,743,669
   Fair value of withdrawals.....................................    (542,265,015)  (367,077,433)
                                                                   --------------  -------------
NET INCREASE IN NET ASSETS DERIVED FROM CAPITAL TRANSACTIONS.....     198,679,023    150,666,236
                                                                   --------------  -------------
NET ASSETS
   Total increase in net assets..................................     313,185,780    306,830,486
   Beginning of year.............................................     829,985,781    523,155,295
                                                                   --------------  -------------
   END OF YEAR...................................................  $1,143,171,561  $ 829,985,781
                                                                   ==============  =============

                        See notes to Financial Statements

MASTER INTERNATIONAL INDEX SERIES
FINANCIAL HIGHLIGHTS

THE FOLLOWING RATIOS HAVE BEEN DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.

                                                                               For the Year Ended December 31,
                                                                   ---------------------------------------------------
                                                                      2007       2006      2005       2004       2003
                                                                   ----------  --------  --------  ---------  --------
TOTAL INVESTMENT RETURN..........................................       10.80%    26.61%    13.64%    20.32%     38.97%
                                                                   ----------  --------  --------  ---------  --------
Ratios to Average Net Assets
   Expenses, net of reimbursement................................         .09%      .10%      .10%      .09%       .09%
                                                                   ----------  --------  --------  ---------  --------
   Expenses......................................................         .10%      .11%      .10%      .10%       .10%
                                                                   ----------  --------  --------  ---------  --------
   Investment income -- net......................................        2.86%     2.70%     2.53%     2.55%      2.23%
                                                                   ----------  --------  --------  ---------  --------
Supplemental Data
   Net assets, end of year (in thousands)........................  $1,143,172  $829,986  $523,155  $322,067   $553,129
                                                                   ----------  --------  --------  ---------  --------
   Portfolio turnover............................................          30%       23%       11%       14%         9%
                                                                   ----------  --------  --------  ---------  --------

MASTER INTERNATIONAL INDEX SERIES
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

1. SIGNIFICANT ACCOUNTING POLICIES:

          Master International Index Series (the "Series"), a non-diversified management investment company, is part of Quantitative Master Series LLC (the "Master LLC"). The Master LLC is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware limited liability company. Prior to June 15, 2007, the Master LLC was organized as a Delaware statutory trust (the "Trust"). The Limited Liability Company Agreement permits the Directors (and prior to June 15, 2007, the Declaration of Trust permitted the Trustees) to issue non-transferable interests in the Series, subject to certain limitations. Throughout this report the Trust and the Master LLC are referred to as the Master LLC and the Board of Trustees of the Trust and the Board of Directors of the Master LLC are referred to as the Board of Directors. The financial statements of the Series are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Series.

          (a)  Valuation of investments

          Equity securities that are held by the Series that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors. Long positions traded in the over-the-counter ("OTC") market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

          Effective September 4, 2007, exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade and previously were valued at the last sales price as of the close of options trading on applicable exchanges. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Series from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

          Repurchase agreements are valued at cost plus accrued interest. The Series employs pricing services to provide certain securities prices for the Series. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors, including valuations furnished by the pricing services retained by the Master LLC, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Master LLC under the general supervision of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors.

          Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Series are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Series' net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that

MASTER INTERNATIONAL INDEX SERIES
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Board of Directors or by BlackRock Advisors, LLC ("the Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Board of Directors.

          (b)  Derivative financial instruments

          The Series may engage in various portfolio investment strategies to provide liquidity or as a proxy for a direct investment in securities underlying the Series' Index. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract. The counterparty, for certain instruments, may pledge cash or securities as collateral.

     - Financial futures contracts -- The Series may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Series deposits, and maintains as collateral, such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     - Options -- The Series may purchase and write call and put options. When the Series writes an option, an amount equal to the premium received by the Series is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

     Written and purchased options are non-income producing investments.

     - Forward foreign exchange contracts -- The Series may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Series as an unrealized gain or loss. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

     - Foreign currency options and futures -- The Series may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Series, sold by the Series but not yet delivered, or committed or anticipated to be purchased by the Series.

          (c)  Foreign currency transactions

          Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets

MASTER INTERNATIONAL INDEX SERIES
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Series invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

          (d)  Income taxes

          The Series is classified as a partnership for federal income tax purposes. As such, each investor in the Series is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Series' assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code.

          (e)  Security transactions and investment income

          Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Series has determined the ex-dividend date. Interest income is recognized on the accrual basis.

          (f)  Securities lending

          The Series may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Series and any additional required collateral is delivered to the Series on the next business day. Where the Series receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Series typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Series receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Series may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Series also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

          (g)  Recent accounting pronouncements

          Effective June 29, 2007, the Series implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Series, and has determined that the adoption of FIN 48 does not have a material impact on the Series' financial statements. The Series files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Series' U.S. federal tax returns remains open for the years ended December 31, 2004 through December 31, 2006. The statute of limitations on the Series' state and local tax returns may remain open for an additional year depending upon the jurisdiction.

MASTER INTERNATIONAL INDEX SERIES
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

          In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Series' financial statement disclosures, if any, is currently being assessed.

          In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The impact on the Series' financial statement disclosures, if any, is currently being assessed.

          (h)  Bank overdraft

          The Series recorded a bank overdraft which resulted from management estimates of available cash.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

          The Master LLC, on behalf of the Series, has entered into an Investment Advisory Agreement with the Manager. Merrill Lynch & Co., Inc. ("Merrill Lynch") and The PNC Financial Services Group, Inc. are the principal owners of BlackRock, Inc.

          The Manager is responsible for the management of the Series' investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pays a monthly fee at an annual rate of 0.01% of the average daily value of the Series' net assets. The Manager has entered into a contractual arrangement with the Series under which the expenses incurred by the Series will not exceed 0.12%. This arrangement has a one-year term and is renewable. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC, an affiliate of the Manager, under which the Manager pays the sub-adviser for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Series to the Manager.

          For the year ended December 31, 2007, the Series reimbursed the Manager $20,941 for certain accounting services.

          In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch, received $69,153 in commissions on the execution of portfolio security transactions for the Series for the year ended December 31, 2007.

          Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock, Inc. or its affiliates.

3. INVESTMENTS:

          Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2007 were $556,679,431 and $329,787,155, respectively.

MASTER INTERNATIONAL INDEX SERIES
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

4. SHORT-TERM BORROWINGS:

          The Master LLC, on behalf of the Series, along with certain other funds managed by the Manager and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders. The Series may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Series may borrow up to the maximum amount allowable under the Series' current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Series pays a commitment fee of 0.06% per annum based on the Series' pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus 0.35% or a base rate as defined in the credit agreement. The Series did not borrow under the credit agreement during the year ended December 31, 2007. On November 21, 2007, the credit agreement was renewed for one year under substantially the same terms.

MASTER INTERNATIONAL INDEX SERIES
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Investors and Board of Directors of Quantitative Master Series LLC:

          We have audited the accompanying statement of assets and liabilities, including the summary schedule of investments, of Master International Index Series, one of the portfolios constituting Quantitative Master Series LLC (formerly Quantitative Master Series Trust) (the "Master LLC") as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master LLC's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master International Index Series of Quantitative Master Series LLC as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 22, 2008

MASTER INTERNATIONAL INDEX SERIES
OFFICERS AND DIRECTORS (UNAUDITED)

                                                                                            NUMBER OF
                                                                                           BLACKROCK-
                                                                                         ADVISED FUNDS
                        POSITION(S)     LENGTH OF                                              AND
NAME, ADDRESS AND       HELD WITH         TIME        PRINCIPAL OCCUPATION(S) DURING       PORTFOLIOS          PUBLIC
YEAR OF BIRTH           MASTER LLC       SERVED              PAST FIVE YEARS                OVERSEEN        DIRECTORSHIPS
--------------------  ----------------  ---------  -----------------------------------  --------------  --------------------
NON-INTERESTED
DIRECTORS*

DAVID O. BEIM         Director          2007 to    Professor of Finance and Economics   35 Funds        None
40 East 52nd Street                     present    at the Columbia University           81 Portfolios
New York, NY 10022                                 Graduate School of Business since
1940                                               1991; Chairman of Outward Bound
                                                   USA from 1997 to 2001;
                                                   Chairman of Wave Hill, Inc.
                                                   from 1990 to 2006; Trustee
                                                   of Phillips Exeter Academy
                                                   from 2002 to present.

RONALD W. FORBES      Director and      2007 to    Professor Emeritus of Finance,       35 Funds        None
40 East 52nd Street   Co-Chairman of    present    School of Business, State            81 Portfolios
New York, NY          the Board of                 University of New York at Albany
10022 1940            Directors                    since 2000 and Professor
                                                   thereof from 1989 to 2000;
                                                   International Consultant,
                                                   Urban Institute,
                                                   Washington, D.C. from 1995
                                                   to 1999.

DR. MATINA HORNER     Director          2007 to    Executive Vice President of          35 Funds        NSTAR (electric and
40 East 52nd Street                     present    Teachers Insurance and Annuity       81 Portfolios   gas utility)
New York, NY 10022                                 Association and College Retirement
1939                                               Equities Fund from 1989 to 2003.

RODNEY D. JOHNSON     Director and      2007 to    President, Fairmount Capital         35 Funds        None
40 East 52nd Street   Co-Chairman of    present    Advisors, Inc. since 1987;           81 Portfolios
New York, NY 10022    the Board of                 Director, Fox Chase Cancer Center
1941                  Directors                    since 2002; Member of the
                                                   Archdiocesan Investment
                                                   Committee of the
                                                   Archdiocese of Philadelphia
                                                   since 2003.

HERBERT I. LONDON     Director and      2007 to    Professor Emeritus, New York         35 Funds        AIMS Worldwide, Inc.
40 East 52nd Street   Member of         present    University since 2005; John M.       81 Portfolios   (marketing)
New York, NY 10022    the Audit                    Olin Professor of Humanities, New
1939                  Committee                    York University from 1993 to 2005
                                                   and Professor thereof from
                                                   1980 to 2005; President,
                                                   Hudson Institute since 1997
                                                   and Director thereof since
                                                   1980; Dean, Gallatin
                                                   Division of New York
                                                   University from 1976 to
                                                   1993; Distinguished Fellow,
                                                   Herman Kahn Chair, Hudson
                                                   Institute from 1984 to
                                                   1985; Chairman of the Board
                                                   of Directors of Vigilant
                                                   Research, Inc. since 2006;
                                                   Member of the Board of
                                                   Directors for Grantham
                                                   University since 2006;
                                                   Director of AIMS Worldwide,
                                                   Inc. since 2006; Director
                                                   of Reflex Security since
                                                   2006; Director of
                                                   InnoCentive, Inc. since
                                                   2006; Director of Cerego,
                                                   LLC since 2005; Director,
                                                   Damon Corp. from 1991 to
                                                   1995; Overseer, Center for
                                                   Naval Analyses from 1983 to
                                                   1993.

CYNTHIA A.            Director          2007 to    Professor, Harvard Business School   35 Funds        Newell Rubbermaid,
MONTGOMERY                              present    since 1989; Associate Professor,     81 Portfolios   Inc. (manufacturing)
40 East 52nd Street                                J.L. Kellogg Graduate School of
New York, NY 10022                                 Management, Northwestern
1952                                               University from 1985 to
                                                   1989; Associate Professor,
                                                   Graduate School of Business
                                                   Administration, University
                                                   of Michigan from 1979 to
                                                   1985; Director, Harvard
                                                   Business School Publishing
                                                   since 2005; Director,
                                                   McLean Hospital since 2005.

JOSEPH P. PLATT, JR.  Director          2007 to    Partner, Amarna Corporation, LLC     35 Funds        Greenlight Capital
40 East 52nd Street                     present    (private investment company) since   81 Portfolios   Re, Ltd.
New York, NY 10022                                 2002; Director, Jones and Brown                      (reinsurance
1947                                               (Canadian insurance broker) since                    company)
                                                   1998; Director, Greenlight
                                                   Capital Re, Ltd.
                                                   (reinsurance company) since
                                                   2004; Partner, Amarna
                                                   Financial Company (private
                                                   investment company) since
                                                   2005; Director and
                                                   Executive Vice President,
                                                   Johnson and Higgins
                                                   (insurance brokerage) from
                                                   1990 to 1997.


* Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

MASTER INTERNATIONAL INDEX SERIES
OFFICERS AND DIRECTORS (UNAUDITED)

                                                                                            NUMBER OF
                                                                                           BLACKROCK-
                                                                                         ADVISED FUNDS
                        POSITION(S)     LENGTH OF                                              AND
NAME, ADDRESS AND       HELD WITH         TIME        PRINCIPAL OCCUPATION(S) DURING       PORTFOLIOS          PUBLIC
YEAR OF BIRTH           MASTER LLC       SERVED             PAST FIVE YEARS                 OVERSEEN        DIRECTORSHIPS
--------------------  ----------------  ---------  -----------------------------------  --------------  --------------------
NON-INTERESTED DIRECTORS* (CONCLUDED)

ROBERT C. ROBB, JR.   Director          2007 to    Partner, Lewis, Eckert, Robb and     35 Funds        None
40 East 52nd Street                     present    Company (management and financial    81 Portfolios
New York, NY 10022                                 consulting firm) since 1981;
1945                                               Trustee, Medical College of
                                                   Pennsylvania/ Hahnemann
                                                   University from 1998 to
                                                   2002; Trustee, EQK Realty
                                                   Investors from 1994 to
                                                   2000; Director, Tamaqua
                                                   Cable Products Company from
                                                   1981 to 1998; Director,
                                                   Brynwood Partners from 1984
                                                   to 1998; Director, The PNC
                                                   Bank from 1994 to 1998;
                                                   Director, Provident
                                                   National Bank from 1983 to
                                                   1993; Director Brinks, Inc.
                                                   from 1981 to 1986.

TOBY ROSENBLATT       Director and      2007 TO    President since 1999 and Vice         35 Funds       A.P. Pharma,
40 East 52nd Street   Vice Chairman     present    President -- General Partner since    81 Portfolios  Inc.(speciality
New York, NY 10022    of the                       1990, Founders Investments Ltd.                      pharmaceuticals)
1938                  Performance                  (private investments); Director,
                      Oversight                    Forward Management, LLC since
                      Committee                    2007; Trustee, SSR Funds from 1990
                                                   to 2005; Trustee, Metropolitan
                                                   Series Funds, Inc. from 2001 to
                                                   2005.

KENNETH L. URISH      Director and      2007 to    Managing Partner, Urish Popeck &       35 Funds        None
40 East 52nd Street   Chairman of the   present    Co., LLC (certified public             81 Portfolios
New York, NY 10022    Audit Committee              accountants and consultants) since
1951                                               1976; External Advisory
                                                   Board, The Pennsylvania
                                                   State University Accounting
                                                   Department since 2001;
                                                   Trustee, The Holy Family
                                                   Foundation since 2001;
                                                   President and Trustee,
                                                   Pittsburgh Catholic
                                                   Publishing Associates since
                                                   2003; Former Trustee,
                                                   Inter-Tel from 2006 to
                                                   2007.

FREDERICK W. WINTER   Director and      2007 to    Professor and Dean Emeritus of the     35 Funds        None
40 East 52nd Street   Member of the     present    Joseph M. Katz School of Business--    81 Portfolios
New York, NY 10022    Audit Committee              University of Pittsburgh since
1945                                               2005 and Dean thereof from 1997 to
                                                   2005; Director, Alkon
                                                   Corporation (pneumatics)
                                                   since 1992; Director,
                                                   Indotronix International
                                                   (IT service) since 2004;
                                                   Director, Tippman Sports
                                                   (recreation) since 2005.

INTERESTED DIRECTORS*

RICHARD S. DAVIS      Director          2007 to    Managing Director, BlackRock, Inc.   184 Funds       None
40 East 52nd Street                     present    since 2005; Chief Executive          289
New York, NY 10022                                 Officer, State Street Research &     Portfolios
1945                                               Management Company from 2000 to
                                                   2005; Chairman of the Board
                                                   of Trustees, State Street
                                                   Research mutual funds ("SSR
                                                   Funds") from 2000 to 2005;
                                                   Senior Vice President,
                                                   Metropolitan Life Insurance
                                                   Company from 1999 to 2000;
                                                   Chairman, SSR Realty from
                                                   2000 to 2004.

HENRY GABBAY          Director          2007 to    Consultant, BlackRock, Inc. since    183 Funds       None
40 East 52nd Street                     present    2007; Managing Director,             288 Portfolios
New York, NY 10022                                 BlackRock, Inc. from 1989 to June
1947                                               2007; Chief Administrative
                                                   Officer, BlackRock
                                                   Advisors, LLC from 1998 to
                                                   2007; President of
                                                   BlackRock Funds and
                                                   BlackRock Bond Allocation
                                                   Target Shares from 2005 to
                                                   2007; Treasurer of certain
                                                   closed-end funds in the
                                                   BlackRock Fund complex from
                                                   1989 to 2006.


* Messrs. Davis and Gabbay are both "interested persons," as defined in the Investment Company Act of 1940, of the Master LLC based on their positions with BlackRock, Inc. and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

MASTER INTERNATIONAL INDEX SERIES
PROXY RESULTS  (UNAUDITED)

                                                                                            NUMBER OF
                                                                                           BLACKROCK-
                                                                                         ADVISED FUNDS
                        POSITION(S)     LENGTH OF                                              AND
NAME, ADDRESS AND       HELD WITH         TIME        PRINCIPAL OCCUPATION(S) DURING       PORTFOLIOS          PUBLIC
YEAR OF BIRTH           MASTER LLC       SERVED             PAST FIVE YEARS                 OVERSEEN        DIRECTORSHIPS
--------------------  ----------------  ---------  -----------------------------------  --------------  --------------------
ADVISORY BOARD MEMBER

DAVID R. WILMERDING,  Advisory Board    2007       Chairman, Wilmerding & Associates,   35 Funds        Chestnut Street
JR.*                  Member                       Inc. (investment advisers)           81 Portfolios   Exchange Fund,
40 East 52nd Street                                from1989 to 2005; Chairman, Coho                     (open-end investment
New York, NY 10022                                 Partners, Ltd. (investment                           company)
1935                                               advisers) from 2003 to 2005;
                                                   Director, Beaver Management
                                                   Corporation.


* David R.Wilmerding, Jr. resigned from the Advisory Board of the Master LLC, effective December 31, 2007.

                        POSITION(S)     LENGTH OF
NAME, ADDRESS AND       HELD WITH         TIME
YEAR OF BIRTH           MASTER LLC       SERVED                PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
--------------------  ----------------  ---------  -------------------------------------------------------------------------------
MASTER LLC OFFICERS*

DONALD C. BURKE       Fund President    2007 to    Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of
40 East 52nd Street   and Chief         present    Merrill Lynch Investment Managers, L.P. ("MLIM") and Fund Asset Management,
New York, NY 10022    Executive                    L.P. ("FAM") in 2006; First Vice President thereof from 1997 to 2005;
1960                  Officer                      Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to1997.

ANNE F. ACKERLEY      Vice President    2007 to    Managing Director of BlackRock, Inc. since 2000 and First Vice President and
40 East 52nd Street                     present    Chief Operating Officer of Mergers and Acquisitions Group from 1997 to 2000;
New York, NY 10022                                 First Vice President and Chief Operating Officer of Public Finance Group
1962                                               thereof from 1995 to 1997; First Vice President of Emerging Markets Fixed
                                                   Income Research of Merrill Lynch & Co., Inc. from 1994 to 1995.

NEAL J. ANDREWS       Chief             2007 to    Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice
40 East 52nd Street   Financial         present    President and Line of Business Head of Fund Accounting and Administration at
New York, NY 10022    Officer                      PFPC Inc. from 1992 to 2006.
1966

JAY M. FIFE           Treasurer         2007 to    Managing Director of BlackRock, Inc. since 2007 and Director since 2006;
40 East 52nd Street                     present    Formerly Assistant Treasurer of the MLIM/FAM advised funds from 2005 to 2006;
New York, NY 10022                                 Director of MLIM Fund Services Group from 2001 to 2006.
1970

BRIAN P. KINDELAN     Chief             2007 to    Chief Compliance Officer of the Funds since 2007; Managing Director and Senior
40 East 52nd Street   Compliance        present    Counsel thereof since January 2005; Director and Senior Counsel of BlackRock
New York, NY 10022    Officer                      Advisors, Inc. from 2001 to 2004 and Vice President and Senior Counsel thereof
1959                                               from 1998 to 2000; Senior Counsel of The PNC Bank Corp. from 1995 to 1998.

HOWARD SURLOFF        Secretary         2007 to    Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at
40 East 52nd Street                     present    BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of Goldman Sachs
New York, NY 10022                                 Asset Management, L.P. from 1993 to 2006.
1965

*    Officers of the Master LLC serve at the pleasure of the Board of Directors.

Further information about the Master LLC's Officers and Directors is available in the Master LLC's Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

                                                               INDEPENDENT REGISTERED PUBLIC
CUSTODIAN                                  ACCOUNTING AGENT           ACCOUNTING FIRM                     LEGAL COUNSEL
--------------------------------------  ---------------------  -----------------------------  --------------------------------
JPMorgan Chase Bank, N.A.               State Street Bank and  Deloitte & Touche LLP          Sidley Austin LLP
Brooklyn, NY 11245                      Trust Company          Princeton, NJ 08540            New York, NY 10019 Princeton, NJ
                                                                                              08540

MASTER INTERNATIONAL INDEX SERIES
PROXY RESULTS  (UNAUDITED)

During the six-month period ended December 31, 2007, the holders of interest of Master International Index Series of Quantitative Master Series LLC voted on the following proposal, which was approved at a special meeting on September 7, 2007.This proposal was a part of the reorganization of the Board of Directors of Quantitative Master Series LLC that took effect on November 1, 2007.A description of the proposal and number of shares voted are\as follows:

                                                                                         UNITS OF
                                                                                     INTEREST VOTED    UNITS OF INTEREST
                                                                                           FOR       WITHHELD FROM VOTING
                                                                                     --------------  --------------------
To elect the Board of Directors  David O. Beim, Richard S. Davis, Ronald W. Forbes,     377,583,324           0
of Quantitative Master Series    Henry Gabbay, Dr. Matina  Horner, Rodney D.
LLC:                             Johnson, Herbert I. London, Cynthia A. Montgomery,
                                 Joseph P. Platt, Jr., Robert C. Robb, Jr., Toby
                                 Rosenblatt, Kenneth L. Uris and Frederick W.
                                 Winter

                      [This page intentionally left blank.]

                      [This page intentionally left blank.]

                        (AMERICAN BEACON FUNDS(SM) LOGO)

DELIVERY OF DOCUMENTS

To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

If you invest in the Fund through a financial institution, you may be able to receive the Fund's regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution's name or contact your financial institution directly.

TO OBTAIN MORE INFORMATION ABOUT THE FUND:

             (GRAPHIC)                                   (GRAPHIC)

             BY E-MAIL:                               ON THE INTERNET:
 american_beacon.funds@ambeacon.com                Visit our website at
                                               www.americanbeaconfunds.com

             (GRAPHIC)                                   (GRAPHIC)

           BY TELEPHONE:                                  BY MAIL:
        Institutional Class                        American Beacon Funds
        Call (800) 658-5811                           P.O. Box 219643
         PlanAhead Class(R)                         Kansas City, MO 64121
          (800) 388-3344

      AVAILABILITY OF QUARTERLY                  AVAILABILITY OF PROXY
         PORTFOLIO SCHEDULES                   VOTING POLICY AND RECORDS

In addition to the Schedule of          A description of the policies and
Investments provided in each            procedures that the Funds use to
semi-annual and annual report, each     determine how to vote proxies relating
Fund files a complete schedule of its   to portfolio securities is available in
portfolio holdings with the             each Fund's Statement of Additional
Securities and Exchange Commission      Information, which may be obtained free
("SEC") on Form N-Q as of the first     of charge by calling 1-800-967-9009 or
and third fiscal quarters. The Fund's   by accessing the SEC's website at
Forms N-Q are available on the SEC's    www.sec.gov. Each Fund's proxy voting
website at www.sec.gov. The Forms N-Q   record for the most recent year ended
may also be reviewed and copied at      June 30 is filed annually with the SEC
the SEC's Public Reference Room, 450    on Form N-PX. The Fund's Forms N-PX are
Fifth Street, NW, Washington, DC        available on the SEC's website at
20549. Information regarding the        www.sec.gov. The Fund's proxy voting
operation of the SEC's Public           record may also be obtained by calling
Reference Room may be obtained by       1-800-967-9009.
calling 1-800-SEC-0330. A complete
schedule of the Fund's portfolio
holdings is also available on the
Funds' website
(www.americanbeaconfunds.com)
approximately thirty days after the
end of each fiscal quarter.

FUND SERVICE PROVIDERS:

CUSTODIAN                     TRANSFER AGENT                   INDEPENDENT REGISTERED   DISTRIBUTOR
STATE STREET BANK AND TRUST   BOSTON FINANCIAL DATA SERVICES   PUBLIC ACCOUNTING FIRM   FORESIDE FUND SERVICES
Boston, Massachusetts         Kansas City, Missouri            ERNST & YOUNG LLP        Portland, Maine
                                                               Dallas, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current prospectus.

American Airlines, Inc. is not responsible for investments made in the American Beacon Funds. American Beacon Funds is a service mark of AMR Corporation. American Beacon Small Cap Index Fund and American Beacon International Equity Index Fund are service marks of American Beacon Advisors, Inc.

                                                                        AR 12/07
                                                                          541486

GUIDANCE             -               VISION              -            EXPERIENCE

(AMERICAN BEACON FUNDS (SM) LOGO)

                                  ANNUAL REPORT

December 31, 2007

TREASURY INFLATION PROTECTED SECURITIES FUND

About American Beacon

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Contents

President's Message................................................            1
Market and Performance Overview....................................            2
Schedule of Investments............................................            7
Financial Highlights...............................................           16

Additional Information.............................................   Back Cover

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor's strategies and the Fund's portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds                                          December 31, 2007

                          (PHOTO OF DOUGLAS G. HERRING)

FELLOW SHAREHOLDERS,

     I am pleased to present to you the American Beacon Treasury Inflation Protected Securities Fund Annual Report for the twelve months ended December 31, 2007. Please review the enclosed material carefully, as it includes important information about the Fund.

Renewed volatility affected the fixed income markets during the second half of the year. The change in the investment environment was led by a crisis in the housing sector, due to several years of lax lending standards, which then spilled over into the financial sector during the summer months. U.S. inflation concerns and a flight to quality during the year due to the heightened economic uncertainty led to strong performance in the TIPS sector.

For 2007, the American Beacon Treasury Inflation Protected Securities Fund returned 11.22%, outperforming the Lipper TIPS Index by 70 basis points (0.70%).

The turmoil in the U.S. markets continued after the close of the Fund's fiscal year and is likely to continue over the shorter term. However, we believe the Fund's fundamental investment philosophy and lower than average expense ratio will continue to provide inflation protection over the longer term.

As always, we appreciate the opportunity to serve your financial needs. To obtain further details about the American Beacon Funds family or to access your account information, please visit our website at www.americanbeaconfunds.com. Thank you for your continued confidence in the American Beacon Treasury Inflation Protected Securities Fund.

                                        Sincerely,


                                        /s/ Douglas G. Herring
                                        ----------------------------------------
                                        Douglas G. Herring
                                        President
                                        American Beacon Funds

Investing in debt securities entails interest rate risk which is the risk that debt securities will decrease in value with increases in market interest rates.

MARKET OVERVIEW
DECEMBER 31, 2007 (UNAUDITED)

          It was a tale of two fixed income markets in 2007. Early in the year, Treasury yields stayed within relatively narrow ranges, credit spreads were stable, and Federal Reserve ("Fed") policymakers left their target federal funds interest rate unchanged at 5.25%. From about mid-June through year-end, however, Treasury yields declined sharply, credit spreads widened, and the Federal Open Market Committee ("FOMC") lowered the overnight lending rate by 100 basis points (1.00%), while making it clear it was prepared to lower the rate further in 2008. An economic slowdown, precipitated in no small part by problems in the housing market, and a sharp contraction in market liquidity, led to the increased volatility and monetary policy action by the Fed.

          While the economy was slowing, inflation as measured by the Consumer Price Index ("CPI") remained higher than the FOMC would have liked. Sharp increases in the price of crude oil, as well as increases in the prices of agricultural and other commodities, suggested that unwanted inflationary pressures had likely not yet been purged. For example, in December, CPI increased at a 4.1% year-over-year pace, while Core CPI (CPI excluding food and energy) increased at a 2.4% year-over-year pace. Fed officials have repeatedly expressed a desire for Core CPI to be in the 1% to 2% annual range.

          Declining real Treasury interest rates and higher-than-expected CPI readings contributed to strong positive total returns for treasury inflation protected securities ("TIPS"). The Lehman Brothers U.S. TIPS Index returned 11.63% in 2007, while the Lehman Brothers 1-10 Year U.S. TIPS Index returned 11.45%.

          Inflation expectations as evidenced by breakeven inflation rates (the spread between similar maturity nominal and inflation-protected securities) ranged approximately 35 basis points (0.35%) from high to low in 2007. In early April, breakevens peaked for the year at 2.48%, while in late August they troughed, at 2.16%. At year-end, 10-year breakevens were approximately 2.30%.

          The U.S. Treasury appears committed to the TIPS market, with $57 billion of new supply auctioned in 2007. At year-end, the total outstanding market value of TIPS was approximately $463 billion.

PERFORMANCE OVERVIEW
AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND(SM)
DECEMBER 31, 2007 (UNAUDITED)

          The Institutional Class of the Fund returned 11.22% for the period from January 1, 2007 through December 31, 2007, trailing the Lehman Brothers 1-10 Yr U.S. TIPS Index (the "Index") return of 11.45%. The Fund outperformed the Lipper TIPS Funds Index return of 10.52% for the same time period.

                          COMPARISON OF CHANGE IN VALUE
                             OF A $10,000 INVESTMENT
                  FOR THE PERIOD FROM 6/30/04 THROUGH 12/31/07

                                  (LINE GRAPH)

                            ANNUALIZED TOTAL RETURNS
                             PERIODS ENDED 12/31/07

                                                                               VALUE OF
                                                                     SINCE      $10,000
                                                                   INCEPTION   6/30/04-
                                                1 YEAR   3 YEARS    6/30/04    12/31/07
                                                ------   -------   ---------   --------
Institutional Class(1,3) ....................   11.22%    4.61%      5.09%      $11,899
Lehman Bros. 1-10 Yr. U.S. TIPS Index(2) ....   11.45%    4.87%      5.61%      $12,104
Lehman Bros. U.S. TIPS Index(2) .............   11.63%    4.85%      6.02%      $12,271
Lipper TIPS Funds Index(2) ..................   10.52%    4.29%      5.66%      $12,126

1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2. The Lehman Bros. 1-10 Yr. U.S. TIPS Index is an unmanaged market index comprising U.S. Treasury inflation-indexed securities with maturities between one and ten years while the Lehman Bros. U.S. TIPS Index includes all maturities. The Lipper TIPS Funds Index tracks the results of the 30 largest mutual funds in the Lipper TIPS Fund category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

3. The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Fund was 0.49%. After contractual expense reimbursements through February 28, 2008, the net expense ratio disclosed in the most recent prospectus was 0.35%. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

          The Fund underperformed the Index for the twelve-month period by 23 basis points (0.23%). The underperformance can be attributed to Fund expenses and sub-advisor performance in the first three quarters of the year, although a large cash flow into the Fund in late November allowed the Fund to outperform its Index in the fourth quarter (the cash was deployed after the TIPS market had fallen a significant amount).

          Three factors contributed to most of the value lost relative to the Index in the first three quarters: 1) exposure to non-Index securities (U.S. corporate inflation-linked bonds and German and French government inflation-linked bonds) hurt performance as spreads between corporate and government yields widened early in the year and non-U.S. government inflation-linked bonds continued to underperform the Index; 2) an overweight position in intermediate-term TIPS subtracted value as the TIPS yield curve flattened during the second quarter; and 3) lastly, the Fund held a position in the inflation-linked debt of the Student Loan Marketing Association ("SLMA"). This position was negatively impacted by the structure of a pending private equity transaction which would subordinate current SLMA unsecured bondholders.

          The Fund remains focused on investing primarily in TIPS to provide inflation protection and income to its shareholders.

MARKET OVERVIEW
DECEMBER 31, 2007 (UNAUDITED)

TOP TEN HOLDINGS

                                               % OF
                                            NET ASSETS
                                            ----------
U.S. Treasury Note, 2.000%, Due 1/15/2014      14.3%
U.S. Treasury Note, 0.875%, Due 4/15/2010      11.9%
U.S. Treasury Note, 2.500%, Due 7/15/2016      10.7%
U.S. Treasury Note, 3.375%, Due 1/15/2012      10.4%
U.S. Treasury Note, 1.625%, Due 1/15/2015      10.3%
U.S. Treasury Note, 1.875%, Due 7/15/2015       6.6%
U.S. Treasury Note, 2.375%, Due 4/15/2011       5.8%
U.S. Treasury Note, 3.000%, Due 7/15/2012       5.3%
U.S. Treasury Note, 2.375%, Due 1/15/2017       3.9%
U.S. Treasury Note, 4.250%, Due 1/15/2010       3.4%

PORTFOLIO DIVERSIFICATION

                                                % OF
                                            FIXED INCOME
                                            ------------
A                                                0.0%
AA                                               0.0%
AAA                                            100.0%

                                   (BAR GRAPH)

FUND EXPENSES
AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND(SM)
DECEMBER 31, 2007 (UNAUDITED)

FUND EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 through December 31, 2007.

ACTUAL EXPENSES

     The "Actual" line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. Shareholders of the Institutional Class that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The "Hypothetical" line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Institutional Class that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

                                                            Expenses Paid
                      Beginning Account   Ending Account    During Period*
                         Value 7/1/07     Value 12/31/07   7/1/07-12/31/07
                      -----------------   --------------   ---------------
INSTITUTIONAL CLASS
Actual                    $1,000.00         $1,089.34           $2.37
Hypothetical              $1,000.00         $1,022.94           $2.29

     (5% return before expenses)

* Expenses are equal to the Fund's annualized expense ratios for the six-month period of 0.45% for the Institutional Class, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half year period.

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of American Beacon Treasury Inflation Protected Securities Fund:

We have audited the accompanying statement of assets and liabilities of American Beacon Treasury Inflation Protected Securities Fund (the "Fund"), a separate fund comprising the American Beacon Funds, including the schedule of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Treasury Inflation Protected Securities Fund as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                      /s/ Ernst & Young LLP

Dallas, Texas
February 27, 2008

                             See accompanying notes

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007

                                                         PAR
                                                       AMOUNT       VALUE
                                                     ----------   --------
                                                     (DOLLARS IN THOUSANDS)
U.S. TREASURY OBLIGATIONS - 95.56%
      3.875%, Due 1/15/2009 ++ ...................   $    4,108   $  4,230
      4.25%, Due 1/15/2010 ++ ....................        7,196      7,678
      0.875%, Due 4/15/2010 ++ ...................       26,820     26,730
      3.50%, Due 1/15/2011 ++ ....................        2,119      2,279
      2.375%, Due 4/15/2011 ++ ...................       12,505     13,034
      3.375%, Due 1/15/2012 ++ ...................       21,332     23,270
      2.00%, Due 4/15/2012 ++ ....................        1,699      1,761
      3.00%, Due 7/15/2012 ++ ....................       10,876     11,779
      1.875%, Due 7/15/2013 ++ ...................        4,277      4,407
      2.00%, Due 1/15/2014 ++ ....................       31,009     32,029
      2.00%, Due 7/15/2014 ++ ....................        6,883      7,112
      1.625%, Due 1/15/2015 ++ ...................       23,010     23,102
      1.875%, Due 7/15/2015 ++ ...................       14,420     14,698
      2.00%, Due 1/15/2016 ++ ....................        5,368      5,509
      2.50%, Due 7/15/2016 ++ ....................       22,407     23,896
      2.375%, Due 1/15/2017 ++ ...................        8,262      8,718
      2.625%, Due 7/15/2017 ++ ...................        3,271      3,529
                                                                  --------
   TOTAL U.S. TREASURY OBLIGATIONS ...............                 213,761
                                                                  --------

                                                       SHARES
                                                     ----------
SHORT TERM INVESTMENTS - 2.00%
   American Beacon Money Market Select Fund # ....    4,476,103      4,476
                                                                  --------
TOTAL INVESTMENTS - 97.56% (COST $216,593) .......                $218,237
OTHER ASSETS, NET OF LIABILITIES - 2.44% .........                   5,460
                                                                  --------
TOTAL NET ASSETS - 100.00% .......................                $223,697
                                                                  ========

     Percentages are stated as a percent of net assets.

++   Inflation-Indexed Note.

#    The Fund/Trust is affiliated by having the same investment advisor.

                             See accompanying notes

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2007 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

ASSETS:
   Investments in unaffiliated securities, at value (A) ................................   $   213,761
   Investments in affiliated securities, at value (B) ..................................         4,476
   Dividends and interest receivable ...................................................         1,995
   Receivable for fund shares sold .....................................................         4,835
                                                                                           -----------
      TOTAL ASSETS .....................................................................       225,067
                                                                                           -----------
LIABILITIES:
   Payable for fund shares redeemed ....................................................         1,239
   Payable under excess expense reimbursement plan .....................................            28
   Management and investment advisory fees payable (Note 2) ............................            47
   Administrative service and service fees payable .....................................            16
   Other liabilities ...................................................................            40
                                                                                           -----------
      TOTAL LIABILITIES ................................................................         1,370
                                                                                           -----------
NET ASSETS .............................................................................   $   223,697
                                                                                           ===========
ANALYSIS OF NET ASSETS:
   Paid-in-capital .....................................................................       223,567
   Accumulated net realized loss .......................................................        (1,514)
   Unrealized appreciation of investments, futures contracts, and foreign currency .....         1,644
                                                                                           -----------
NET ASSETS .............................................................................   $   223,697
                                                                                           ===========
SHARES OUTSTANDING (NO PAR VALUE):
   Institutional Class .................................................................    21,971,512
                                                                                           ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
   Institutional Class .................................................................   $     10.18
                                                                                           ===========
----------
(A) Cost of investments in unaffiliated securities .....................................   $   212,117
(B) Cost of investments in affiliated securities .......................................   $     4,476

                             See accompanying notes

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2007 (IN THOUSANDS)

INVESTMENT INCOME:
   Dividend income from affiliated securities .................   $   64
   Interest income ............................................    2,820
                                                                  ------
      TOTAL INVESTMENT INCOME .................................    2,884
                                                                  ------
EXPENSES:
   Management and investment advisory fees (Note 2) ...........      122
   Administrative service fees (Note 2):
      Institutional Class .....................................       55
   Transfer agent fees:
      Institutional Class .....................................        2
   Custody and fund accounting fees ...........................        6
   Professional fees ..........................................       32
   Registration fees and expenses .............................       12
   Prospectus and shareholder reports .........................        4
   Other expenses .............................................        8
                                                                  ------
      TOTAL EXPENSES ..........................................      241
                                                                  ------
NET INVESTMENT INCOME .........................................    2,643
                                                                  ------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
      Net realized gain (loss) from:
      Investments .............................................      (74)
      Foreign currency transactions ...........................        2
   Change in net unrealized appreciation or depreciation of:
      Investments .............................................    1,889
                                                                  ------
         NET GAIN ON INVESTMENTS ..............................    1,817
                                                                  ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........   $4,460
                                                                  ======

                             See accompanying notes

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
STATEMENT OF CHANGES IN NET ASSETS
(IN THOUSANDS)

                                                                                   Year Ended   Year Ended
                                                                                    December     December
                                                                                    31, 2007     31, 2006
                                                                                   ----------   ----------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income .......................................................    $  2,643     $    926
   Net realized loss on investments, futures contracts, and foreign
      currency transactions ....................................................         (72)        (975)
   Change in net unrealized appreciation or (depreciation) of investments,
      futures contracts, and foreign currency translations .....................       1,889          357
                                                                                    --------     --------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....................       4,460          308
                                                                                    --------     --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
      Institutional Class ......................................................      (2,630)        (952)
   Tax return of capital:
      Institutional Class ......................................................         (19)         (95)
                                                                                    --------     --------
         NET DISTRIBUTIONS TO SHAREHOLDERS .....................................      (2,649)      (1,047)
                                                                                    --------     --------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares ...............................................     207,597       16,407
   Reinvestment of dividends and distributions .................................       2,649        1,048
   Cost of shares redeemed .....................................................     (22,152)     (13,508)
                                                                                    --------     --------
      NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ...............     188,094        3,947
                                                                                    --------     --------
NET INCREASE IN NET ASSETS .....................................................     189,905        3,208
                                                                                    --------     --------
NET ASSETS:
   Beginning of period .........................................................      33,792       30,584
                                                                                    --------     --------
   END OF PERIOD * .............................................................    $223,697     $ 33,792
                                                                                    ========     ========
* Includes undistributed net investment income of ..............................    $     --     $     --
                                                                                    ========     ========

                             See accompanying notes

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

          American Beacon Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a no load, diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Treasury Inflation Protected Securities Fund (the "Fund"), a series of the Trust.

          American Beacon Advisors, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

     Security Valuation

          Investments are valued at the close of the New York Stock Exchange (the "Exchange"), normally 4 p.m. ET, each day that the Exchange is open for business.

          Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. When a price is unavailable from a pricing service or when the price provided by the pricing service is deemed not to represent fair value, the prices of debt securities may be determined using quotes obtained from brokers.

          Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates market value.

          Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board of Trustees (the "Board").

     Security Transactions and Investment Income

          Security transactions are recorded on the trade date of the security purchase or sale. The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations.

          Dividend income, net of foreign taxes, is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

          Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recorded as interest income, even though principal is not received until maturity.

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

     Dividends to Shareholders

          Dividends from net investment income of the Fund normally will be declared and paid semi-annually. Distributions, if any, of net realized capital gains are generally paid annually and recorded on the ex-dividend date.

     Currency Translation

          All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses and purchases and sales of investments are translated in U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

     Forward Foreign Currency Exchange Contracts

          The Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of Fund securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract.

     Use of Estimates

          The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

     Recently Issued Accounting Pronouncements

          In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2007, the Manager does not believe the adoption of FAS 157 will materially impact the amounts represented in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of the fair value.

     Other

          Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

2. TRANSACTIONS WITH AFFILIATES

     Management Agreement

          The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all administrative, investment advisory, and fund management. Investment assets of the Fund are managed by multiple investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Fund an annualized fee equal to 0.10% of the average daily net assets plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Fund. Management fees paid during the year ended December 31, 2007 were as follows:

                                        AMOUNTS PAID   NET AMOUNTS
                                       TO INVESTMENT   RETAINED BY
MANAGEMENT FEE RATE   MANAGEMENT FEE      ADVISORS       MANAGER
-------------------   --------------   -------------   -----------
    0.15%-0.25%          $121,667         $66,456        $55,211

     Administrative Services Agreement

          The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative and management services to the Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.10% of the average daily net assets of the Fund.

     Investment in Affiliated Funds

          The Fund is permitted, pursuant to an exemptive order by the Securities and Exchange Commission ("SEC") and procedures approved by the Board, to invest up to 25% of its total assets in the American Beacon Money Market Select Fund (the "Select Fund"). The Fund and the Select Fund have the same investment advisor and, therefore, are considered to be affiliated. The Manager serves as investment advisor to the Select Fund and receives from the Select Fund an annualized fee equal to 0.10% of the Select Fund's average daily net assets. During the year ended December 31, 2007, fees earned by the Manager from the Select Fund were $1,263.

     Interfund Lending Program

          Pursuant to an exemptive order by the SEC, the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Fund to borrow from other participating Funds. For the year ended December 31, 2007, the Fund did not utilize the credit facility.

     Reimbursement of Expenses

          The Manager contractually agreed to reimburse the Fund to the extent that total annual fund operating expenses exceed the Fund's expense cap of 0.35%. For the year ended December 31, 2007, the Manager waived or reimbursed expenses of $31,833.

          The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class's average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit.

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

          As a result of the significant increase in the Class's average net assets during the year ended December 31, 2007, it was determined that all of the previously reimbursed expenses noted above will likely be recouped by the Manager. As of December 31, 2007, $3,904 was recouped. The remaining reimbursed expenses of $27,929 are subject to potential recovery through 2010 and are recorded as a liability.

3. FEDERAL INCOME TAXES

          It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required.

          The Fund adopted the provisions of FASB Interpretation No. 48, "Accounting for Uncertainties in Income Taxes" ("FIN 48"), on January 1, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the three year period ended December 31, 2007, remains subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in "Other expenses" on the Statement of Operations.

          Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

          The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

          The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 were as follows (in thousands):

                                                      YEAR ENDED     YEAR ENDED
                                                     DECEMBER 31,   DECEMBER 31,
                                                         2007           2006
                                                     ------------   ------------
DISTRIBUTIONS PAID FROM:
   Ordinary income*...............................      $2,630         $  952
   Tax return of capital..........................          19             95
                                                        ------         ------
TOTAL TAXABLE DISTRIBUTIONS.......................      $2,649         $1,047
                                                        ======         ======

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

          As of December 31, 2007, the components of distributable earnings on a tax basis were as follows (in thousands):

Cost basis of investments for federal income tax purposes ..........   $216,878
Unrealized appreciation ............................................      1,377
Unrealized depreciation ............................................        (18)
                                                                       --------
Net unrealized appreciation/(depreciation) .........................      1,359
Undistributed ordinary income ......................................         --
Undistributed long-term gain/(loss) ................................     (1,228)
                                                                       --------
Distributable earnings .............................................   $    131
                                                                       ========

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

          Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation/ (depreciation) are attributable primarily to the tax deferral of losses from wash sales.

          Due to inherent differences in the recognition of income, expenses and realized gains/(losses) under U.S. generally accepted accounting principles and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

          Accordingly, the following amounts represent current year permanent differences derived from foreign currency transactions and return of capital that have been reclassified as of December 31, 2007 (in thousands):

Paid-in-capital .......................................................   $(19)
Undistributed net investment income ...................................      6
Accumulated net realized gain (loss) ..................................     13
Unrealized appreciation (depreciation) of investments, futures
   contracts and foreign currency .....................................     --

          At December 31, 2007, the capital loss carry forward positions for federal income tax purposes were $144,311, $974,237 and $110,477, expiring in 2013, 2014 and 2015, respectively.

4. INVESTMENT TRANSACTIONS

          Purchases and proceeds from sales of Investment transactions for the year ended December 31, 2007, excluding short-term investments, were $264,293,811 and $85,886,075, respectively. The Fund had purchases and sales of U.S. Government securities of $263,728,468 and $84,411,089, respectively.

          A summary of the Fund's transactions in the Select Fund for the year ended December 31, 2007 is set forth below:

                                     DECEMBER 31, 2006                                 DECEMBER 31, 2007
AFFILIATE                           SHARES/MARKET VALUE    PURCHASES       SALES      SHARES/MARKET VALUE
---------                           -------------------   -----------   -----------   -------------------
Select Fund......................        $1,430,704       $40,557,963   $37,512,564        $4,476,103

5. CAPITAL SHARE TRANSACTIONS

          The tables below summarize the activity in capital shares (dollars and shares in thousands):

Year Ended December 31, 2007

                                           INSTITUTIONAL CLASS
                                           -------------------
                                            SHARES    AMOUNT
                                            ------   --------
Shares sold ............................    20,422   $207,597
Reinvestment of dividends ..............       271      2,649
Shares redeemed ........................    (2,267)   (22,152)
                                            ------   --------
Net increase in shares outstanding .....    18,426   $188,094
                                            ======   ========

Year Ended December 31, 2006

                                           INSTITUTIONAL CLASS
                                           -------------------
                                            SHARES    AMOUNT
                                           -------   --------
Shares sold ............................     1,696   $ 16,407
Reinvestment of dividends ..............       109      1,048
Shares redeemed ........................    (1,397)   (13,508)
                                            ------   --------
Net increase in shares outstanding .....       408   $  3,947
                                            ======   ========

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                          Institutional Class
                                                          ---------------------------------------------------
                                                               Year Ended December 31,             June 30 to
                                                          -----------------------------------       December
                                                           2007(F)         2006         2005      31, 2004(A)
                                                          --------       -------      -------     -----------
Net asset value, beginning of period ..................   $   9.53       $  9.75      $ 10.16     $ 10.00
                                                          --------       -------      -------     -------
Income from investment operations:
   Net investment income ..............................       0.45          0.29         0.56(B)     0.18(B)
   Net gains (losses) on securities (both realized
      and unrealized) .................................       0.59         (0.19)       (0.37)       0.21
                                                          --------       -------      -------     -------
Total income (loss) from investment operations ........       1.04          0.10         0.19        0.39
                                                          --------       -------      -------     -------
Less distributions:
   Dividends from net investment income ...............      (0.39)        (0.29)       (0.55)      (0.23)
   Distributions from net realized gains on
      securities ......................................                       --        (0.05)       0.00(C)
   Tax return of capital ..............................       0.00(C,D)    (0.03)(D)       --          --
                                                          --------       -------      -------     -------
Total distributions ...................................      (0.39)        (0.32)       (0.60)      (0.23)
                                                          --------       -------      -------     -------
Net asset value, end of period ........................   $  10.18       $  9.53      $  9.75     $ 10.16
                                                          ========       =======      =======     =======
Total return ..........................................      11.22%         1.05%        1.86%       3.94%(E)
                                                          ========       =======      =======     =======
Ratios and supplemental data:
   Net assets, end of period (in thousands) ...........   $223,697       $33,792      $30,584     $20,943
   Ratios to average net assets (annualized):
      Expenses, after expense reimbursements
         (recoupments) ................................       0.43%         0.49%        0.44%       0.46%
      Expenses, before expense reimbursements
         (recoupments) ................................       0.43%         0.49%        0.39%       0.62%
      Net investment income, after expense
         reimbursements (recoupements) ................       4.74%         2.94%        5.45%       3.34%
      Net investment income, before expense
         reimbursements (recoupments) .................       4.74%         2.94%        5.50%       3.18%
   Portfolio turnover rate ............................        139%          259%         355%       190%(E)

(A) The American Beacon Treasury Inflation Protected Securities Fund commenced active operations on June 30, 2004.

(B)  Based on average shares outstanding.

(C)  Amount represents less than $0.01 per share.

(D) The tax return of capital is calculated based on outstanding shares at the time of distribution.

(E)  Not annualized.

(F) Brown Brothers Harriman & Co. was removed as an investment advisor to the Treasury Inflation Protected Securities Fund on November 30, 2007.

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
PRIVACY POLICY & FEDERAL TAX INFORMATION
(UNAUDITED)

PRIVACY POLICY

          The American Beacon Funds recognizes and respects the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

          We may collect nonpublic personal information about you from one or more of the following sources:

               - information we receive from you on applications or other forms;

               - information about your transactions with us or our service providers; and

               -    information we receive from third parties.

          We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

          We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

FEDERAL TAX INFORMATION

          We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those in other areas of this report because of differences between tax and financial reporting requirements.

          The Fund's distributions to shareholders did not include any short-term capital gains.

          Of the ordinary dividends paid to shareholders during the tax year ended December 31, 2007, 97.11% were derived from U.S. Treasury Obligations.

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

          The Trustees and officers of the American Beacon Funds (the "Trust") are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-seven funds in the fund complex that includes the Trust, the American Beacon Master Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds. The Trust's Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

                                  POSITION, TERM OF
                                  OFFICE AND LENGTH
                                    OF TIME SERVED                       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
   NAME, AGE AND ADDRESS            WITH THE TRUST                                  AND CURRENT DIRECTORSHIPS
   ---------------------     ---------------------------   ------------------------------------------------------------------------
INTERESTED TRUSTEES
                                       Term
                                 Lifetime of Trust
                                   until removal,
                                  resignation or
                                    retirement*

Douglas G. Herring** (50)         Trustee since 2006       President (2006-Present) and CEO (2008-Present), American Beacon
                                    Executive Vice         Advisors, Inc.; Vice President and Controller, American Airlines, Inc.
                             President from 2006 to 2007   (1998-2006); Chairman (2003-Present) and Director (1995-Present),
                                 President since 2007      American Airlines Federal Credit Union; Trustee, American Beacon Mileage
                                                           Funds (2006-Present); Trustee, American Beacon Select Funds
                                                           (2006-Present); Trustee, American Beacon Master Trust (2006-Present);
                                                           Director, American Beacon Global Funds SPC (2006-Present); Director,
                                                           American Beacon Global Funds plc (2007-Present).

William F. Quinn** (59)                Trustee             Chairman (2006-Present), CEO (2006-2007), President (1986-2006), and
                                      since 1987           Director (2003-Present), American Beacon Advisors, Inc.; Chairman
                                    President from         (1989-2003) and Director (1979-1989, 2003-Present), American Airlines
                                     1987 to 2007          Federal Credit Union; Director, Hicks Acquisition I, Inc. (2007-Present);
                                    Executive Vice         Director, Crescent Real Estate Equities, Inc.(1994-2007); Director,
                                      President            Pritchard, Hubble & Herr, LLC (investment advisor) (2001-2006); Director
                                      since 2007           of Investment Committee, Southern Methodist University Endowment Fund
                                                           (1996-Present); Member, Southern Methodist University Cox School of
                                                           Business Advisory Board (1999-2002); Member, New York Stock Exchange
                                                           Pension Manager Committee (1997-1998, 2000-2002, 2006-Present); Chairman
                                                           (2007-Present) and Vice Chairman (2004-2007), Committee for the
                                                           Investment of Employee Benefits; Director, United Way of Metropolitan
                                                           Tarrant County (1988-2000, 2004-Present); Trustee, American Beacon
                                                           Mileage Funds (1995-Present); Trustee, American Beacon Select Funds
                                                           (1999-Present); Trustee, American Beacon Master Trust (1995-Present);
                                                           Director, American Beacon Global Funds SPC (2002-Present); Director,
                                                           American Beacon Global Funds plc (2007-Present).

Alan D. Feld** (71)              Trustee since 1996        Partner, Akin, Gump, Strauss, Hauer & Feld, LLP (law firm)
                                                           (1960-Present); Director, Clear Channel Communications (1984-Present);
                                                           Trustee, CenterPoint Properties (1994-2006); Member Board of Trustees,
                                                           Southern Methodist University; Member, Board of Visitors, The University
                                                           of Texas M.D. Anderson Cancer Center; Member, Board of Visitors, Zale
                                                           Lipshy Hospital; Trustee, American Beacon Mileage Funds (1996-Present);
                                                           Trustee, American Beacon Select Funds (1999-Present); Trustee, American
                                                           Beacon Master Trust (1996-Present).

NON-INTERESTED TRUSTEES                  Term
                                  Lifetime of Trust
                                    until removal,
                                    resignation or
                                     retirement*

W. Humphrey Bogart (63)           Trustee since 2004       Consultant, New River Canada Ltd. (mutual fund servicing company)
                                                           (1998-2003); Board Member, Baylor University Medical Center Foundation
                                                           (1992-2004); President and CEO, Allmerica Trust Company, NA (1996-1997);
                                                           President and CEO, Fidelity Investments Southwest Company (1983-1995);
                                                           Senior Vice President of Regional Centers, Fidelity Investments
                                                           (1988-1995); Trustee, American Beacon Mileage Funds (2004-Present);
                                                           Trustee, American Beacon Select Funds (2004-Present); Trustee, American
                                                           Beacon Master Trust (2004-Present).

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

                                  POSITION, TERM OF
                                  OFFICE AND LENGTH
                                    OF TIME SERVED                       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
   NAME, AGE AND ADDRESS            WITH THE TRUST                                  AND CURRENT DIRECTORSHIPS
   ---------------------     ---------------------------   ------------------------------------------------------------------------
NON-INTERESTED TRUSTEES (CONT.)

Brenda A. Cline (47)              Trustee since 2004       Executive Vice President, Chief Financial Officer, Treasurer and
                                                           Secretary, Kimbell Art Foundation (1993-Present); Trustee, Texas
                                                           Christian University (1998-Present); Trustee, W.I. Cook Foundation, Inc.
                                                           (d/b/a Cook Children's Health Foundation) (2001-2006); Director,
                                                           Christian Church Foundation (1999-2007); Trustee, American Beacon Mileage
                                                           Funds (2004-Present); Trustee, American Beacon Select Funds
                                                           (2004-Present); Trustee, American Beacon Master Trust (2004-Present).

Richard A. Massman (64)           Trustee since 2004       Senior Vice President and General Counsel, Hunt Consolidated, Inc.
                                                           (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching, and venture capital activities)
                                                           (1994-Present); Trustee, American Beacon Mileage Funds (2004-Present);
                                                           Trustee, American Beacon Select Funds (2004-Present); Trustee, American
                                                           Beacon Master Trust (2004-Present).

Stephen D. O'Sullivan (72)        Trustee since 1987       Consultant (1994-Present); Trustee, American Beacon Mileage Funds
                                                           (1995-Present); Trustee, American Beacon Select Funds (1999-Present);
                                                           Trustee, American Beacon Master Trust (1995-Present).

R. Gerald Turner (62)             Trustee since 2001       President, Southern Methodist University (1995-Present); Director,
225 Perkins Admin. Bldg.                                   ChemFirst (1986-2002); Director, J.C. Penney Company, Inc.
Southern Methodist Univ.                                   (1996-Present); Director, California Federal Preferred Capital Corp.
Dallas, Texas 75275                                        (2001-2003); Director, Kronus Worldwide Inc. (chemical manufacturing)
                                                           (2003-Present); Director, First Broadcasting Investment Partners, LLC
                                                           (2003-2007); Member, Salvation Army of Dallas Board of Directors; Member,
                                                           Methodist Hospital Advisory Board; Co-Chair, Knight Commission on
                                                           Intercollegiate Athletics; Trustee, American Beacon Mileage Funds
                                                           (2001-Present); Trustee, American Beacon Select Funds (2001-Present);
                                                           Trustee, American Beacon Master Trust (2001-Present).

Kneeland Youngblood (52)          Trustee since 1996       Managing Partner, Pharos Capital Group, LLC (a private equity firm)
100 Crescent Court                  Chairman since         (1998-Present); Director, Energy Future Holdings Corp. (2007-Present);
Suite 1740                               2005              Director, Burger King Corporation (2004-Present); Director, Gap, Inc.
Dallas, Texas 75201                                        (2006-Present); Trustee, City of Dallas, Texas Employee Retirement Fund
                                                           (2004-Present); Director, Starwood Hotels and Resorts (2001-Present);
                                                           Member, Council on Foreign Relations (1995-Present); Trustee, St. Mark's
                                                           School of Texas (2002-Present); Trustee, American Beacon Mileage Funds
                                                           (1996- Present); Trustee, American Beacon Select Funds (1999-Present);
                                                           Trustee, American Beacon Master Trust (1996-Present).

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

                                  POSITION, TERM OF
                                  OFFICE AND LENGTH
                                    OF TIME SERVED                       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
   NAME, AGE AND ADDRESS            WITH THE TRUST                                  AND CURRENT DIRECTORSHIPS
   ---------------------     ---------------------------   ------------------------------------------------------------------------

OFFICERS
                                        Term
                                      One Year

Rosemary K. Behan (48)            VP, Secretary and        Vice President, Legal and Compliance, American Beacon Advisors, Inc.
                                     Chief Legal           (2006-Present); Assistant General Counsel, First Command Financial
                                 Officer since 2006        Planning, Inc. (2004-2006); Enforcement Attorney (1995-2004), Securities
                                                           and Exchange Commission.

Brian E. Brett (47)                 VP since 2004          Vice President, Director of Sales and Marketing, American Beacon
                                                           Advisors, Inc. (2004-Present); Regional Vice President, Neuberger Berman,
                                                           LLC (investment advisor) (1996-2004).

Wyatt Crumpler (41)                 VP since 2007          Vice President, Trust Investments, American Beacon Advisors, Inc.
                                                           (2007-Present); Managing Director of Corporate Accounting (2004-2007),
                                                           Director of IT Strategy and Finance (2002-2004), American Airlines, Inc.

Michael W. Fields (53)              VP since 1989          Vice President, Fixed Income Investments, American Beacon Advisors, Inc.
                                                           (1988-Present); Director, American Beacon Global Funds SPC
                                                           (2002-Present); Director, American Beacon Global Funds plc
                                                           (2007-Present).

Rebecca L. Harris (41)             Treasurer since         Vice President, Finance, American Beacon Advisors, Inc. (1995-Present).
                                        1995

Christina E. Sears (36)           Chief Compliance         Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present);
                                 Officer since 2004        Senior Compliance Analyst, American Beacon Advisors, Inc. (1998-2004).
                                      and Asst.
                                   Secretary since
                                        1999

* The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, with the exception of Messrs. Quinn and O'Sullivan.

** Messrs. Quinn, Feld and Herring are deemed to be "interested persons" of the Trust, as defined by the 1940 Act. Mr. Quinn is Chairman of the Manager. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to one or more of the Trust's Investment advisors. Mr. Herring is President and CEO of the Manager.

                      [This page intentionally left blank.]

                        (AMERICAN BEACON FUNDS (SM) LOGO)

DELIVERY OF DOCUMENTS

To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

If you invest in the Fund through a financial institution, you may be able to receive the Fund's regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution's name or contact your financial institution directly.

TO OBTAIN MORE INFORMATION ABOUT THE FUND:

              (GRAPHIC)                               (GRAPHIC)

              BY E-MAIL:                           ON THE INTERNET:
  american_beacon.funds@ambeacon.com            Visit our website at
                                             www.americanbeaconfunds.com

              (GRAPHIC)                               (GRAPHIC)

            BY TELEPHONE:                             BY MAIL:
         Call (800) 658-5811                    American Beacon Funds
                                                   P.O. Box 219643
                                              Kansas City, MO 64121-9643

           AVAILABILITY OF                          AVAILABILITY OF
    QUARTERLY PORTFOLIO SCHEDULES           PROXY VOTING POLICY AND RECORDS

In addition to the Schedule of          A description of the policies and
Investments provided in each            procedures the Fund uses to determine
semi-annual and annual report, the      how to vote proxies relating to
Fund files a complete schedule of its   portfolio securities is available in the
portfolio holdings with the             Fund's Statement of Additional
Securities and Exchange Commission      Information, is available free of charge
("SEC") on Form N-Q as of the first     on the Fund's website
and third fiscal quarters. The Fund's   (www.americanbeaconfunds.com) and by
Forms N-Q are available on the SEC's    calling 1-800-967-9009 or by accessing
website at www.sec.gov. The Forms N-Q   the SEC's website at www.sec.gov. The
may also be reviewed and copied at      Fund's proxy voting record for the most
the SEC's Public Reference Room, 450    recent year ended June 30 is filed
Fifth Street, NW, Washington, DC        annually with the SEC on Form N-PX. The
20549. Information regarding the        Fund's Forms N-PX are available on the
operation of the SEC's Public           SEC's website at www.sec.gov. The Fund's
Reference Room may be obtained by       proxy voting record may also be obtained
calling 1-800-SEC-0330. A complete      by calling 1-800-967-9009.
schedule of the Fund's portfolio
holdings is also available on the
Funds' website
(www.americanbeaconfunds.com)
approximately thirty days after the
end of each month.

FUND SERVICE PROVIDERS:

CUSTODIAN
STATE STREET BANK AND
TRUST
Boston, Massachusetts

TRANSFER AGENT
BOSTON FINANCIAL DATA
SERVICES
Kansas City, Missouri

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
ERNST & YOUNG LLP
Dallas, Texas

DISTRIBUTOR
FORESIDE FUND SERVICES
Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current prospectus.

American Airlines, Inc. is not responsible for investments made in the American Beacon Funds. American Beacon Funds is a service mark of AMR Corporation. American Beacon Treasury Inflation Protected Securities Fund is a service mark of American Beacon Advisors, Inc

                                                                        AR 12/07
                                                                          541500

                         GUIDANCE | VISION | EXPERIENCE

(AMERICAN BEACON FUNDS(SM) LOGO)

                                  Annual Report

December 31, 2007

MONEY MARKET FUND
U.S. GOVERNMENT MONEY MARKET FUND

ABOUT AMERICAN BEACON ADVISORS

          Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

          Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

CONTENTS

President's Message...............................................        1
Financial Highlights
   Money Market Fund..............................................       17
   U.S. Government Money Market Fund..............................       21
Schedule of Investments
   Money Market Portfolio.........................................       24
   U.S. Government Money Market Portfolio.........................       28
Additional Information............................................   Back Cover

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor's strategies and each Fund's portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

                                                               December 31, 2007

American Beacon Funds

(PHOTO OF DOUGLAS G. HERRING)

Fellow Shareholders,

          I am pleased to present to you the American Beacon Money Market Funds Annual Report for the twelve months ended December 31, 2007. Please review the enclosed material carefully, as it includes important information about the Funds.

          Renewed volatility affected the fixed income markets during the second half of the year. The change in the investment environment was led by a crisis in the housing sector, due to several years of lax lending standards, which then spilled over into the financial sector during the summer months. By design, American Beacon's conservative credit review process allowed us to avoid many of the pitfalls of the more toxic asset classes.

          Even with this conservative approach, both the Institutional Class and Cash Management Class of the American Beacon Money Market Fund posted one-year returns of 5.24% and 5.28%, outperforming the Lipper Institutional Money Market Average by 26 basis points (0.26%) and 30 basis points (0.30%), respectively. The American Beacon U.S. Government Money Market Fund - Cash Management Class also outperformed its benchmark, with a one-year total return of 5.13% versus the Lipper Institutional U.S. Government Money Market Average of 4.86%.

          The turmoil in the U.S. credit markets continued after the close of the Funds' fiscal year and is likely to continue over the shorter term. However, we believe the Funds' fundamental investment philosophy, proven credit selection process and lower than average expense ratio will continue to serve the Funds well over the longer term.

          As always, we appreciate the opportunity to serve your financial needs. To obtain further details about the American Beacon Funds family or to access your account information, please visit our website at www.americanbeaconfunds.com. Thank you for your continued confidence in the American Beacon Money Market Funds.

                                        Sincerely,

                                        /s/ Douglas G. Herring
                                        Douglas G. Herring
                                        President
                                        American Beacon Funds

PERFORMANCE OVERVIEW
AMERICAN BEACON MONEY MARKET FUND(SM)
DECEMBER 31, 2007 (UNAUDITED)

          The year of 2007 began with a slowdown in U.S. growth occurring following Federal Reserve Board ("Fed") credit tightening, rising oil prices, and the beginning of concerns around credit and slowing U.S. consumer spending. Earnings growth remained strong on the back of strong export growth, a declining dollar and share buybacks. A transition in leadership from small, value and domestic to large, growth and multinational became evident as the year began. During the second half of the year, the benign fundamentals of 2003-2006--namely strong global growth, rising profitability levels and falling risk premiums--were replaced by credit stress, pressures on the capital position of the financial system, questions about the sustainability of the business cycle, and rising energy and food prices. Reflecting these woes, market prices moved considerably. U.S. Government bond yields plummeted, the dollar fell faster than in earlier years, credit spreads widened and equities turned volatile. The financials and consumer discretionary sectors experienced drops of one-quarter to one-third. Commodity and industrial related multinational companies performed best.

          In 2007, the Fed moved from an attitude of vigilance about inflation to one of providing liquidity and lowering rates to shore up the functioning of credit markets and fight economic weakness. During the year, the Fed lowered the target federal funds rate by 100 basis points (1.00%), bringing the target rate from 5.25% to 4.25%. In a statement issued following its meeting on December 11, 2007, the Federal Open Market Committee ("FOMC") noted: "Incoming information suggests that economic growth is slowing, reflecting the intensification of the housing correction and some softening in business and consumer spending. Moreover, strains in financial markets have increased in recent weeks." The FOMC also stated its opinion that the rate reduction "combined with the [monetary] policy actions taken earlier, should help promote moderate growth over time." In a cautionary note, however, the FOMC indicated that "[r]eadings on core inflation have improved modestly this year, but elevated energy and commodity prices, among other factors, may put upward pressure on inflation. In this context, the Committee judges that some inflation risks remain, and it will continue to monitor inflation developments carefully."

          The most recent data from the U.S. Department of Labor's Bureau of Labor Statistics indicated that the U.S. unemployment rate rose to 5.0% in December after holding steady at 4.7% in each of the previous three months. Non-farm payroll employment posted a small increase of 18,000 for the month, and total employment, at 146.2 million, was down following an increase in November. Job declines in manufacturing and construction largely offset job growth in several service industries.

          The Consumer Price Index ("CPI") increased at a seasonally-adjusted rate of 0.8% in November 2007, according to the Department of Labor, its largest advance since a 1.2% rise in September 2005. The index for energy was up 5.7%, led by a 9.5% rise in petroleum-based energy prices. The index for all items less food and energy increased 0.3% in November, following advances of 0.2% in each of the preceding five months. The overall CPI rose at an unadjusted rate of 2.3% over the previous 12 months.

          The U.S. gross domestic product ("GDP") grew at an annualized rate of 4.9% in the third quarter of 2007 up significantly from the 3.8% annualized growth rate for the second quarter of the year. According to the U.S. Department of Commerce, the increase in real GDP during the quarter resulted from positive contributions from exports, personal consumption expenditures, private inventory investment, nonresidential structures, federal government spending, equipment and software, and state and local government spending. A decrease in residential fixed investment (purchases of private residential structures and residential equipment that landlords rent to tenants) had a negative effect on the GDP. Additionally, there was an increase in imports, which are a subtraction in the calculation of the GDP.

PERFORMANCE OVERVIEW
AMERICAN BEACON MONEY MARKET FUND(SM)
DECEMBER 31, 2007 (UNAUDITED)


          As the economy began to show signs of weakening during the year, the Federal Reserve ("Fed") started its series of easing monetary policy in September. Since then the Fed has reduced the fed funds rate at each Federal Open Market Committee ("FOMC") meeting, resulting in a 4.25% fed funds rate by year end. These were moves of 50 basis points (0.50%) for the September FOMC meeting followed by 25 basis points (0.25%) at each of the remaining two meetings of the year. In response to the events that caused the Fed to ease, the American Beacon Money Market Fund's weighted-average maturity was maintained around 30 days towards the end of the year. The primary strategy of the Fund for the year was to buy variable-rate securities, short-dated commercial paper and overnight investments. The strategies implemented during the year enabled the Fund to outperform its Lipper peer group.

          For the twelve months ended December 31, 2007, the total return of the Cash Management Class of the American Beacon Money Market Fund was 5.28%. The Fund outperformed the Lipper Institutional Money Market Average return of 4.98% by 30 basis points (0.30%). Based on annualized total returns, Lipper Inc. ranked the Cash Management Class of the Fund 41 among 382, 25 among 321 and 19 among 264 Institutional Money Market Funds for the one-year, three-year, and five-year periods ended December 31, 2007, respectively.

                                  (BAR CHART)

                                        ANNUALIZED TOTAL RETURNS
                                            AS OF 12/31/2007
                                      ---------------------------
                                      1 YEAR   5 YEARS   10 YEARS
                                      ------   -------   --------
Cash Mgmt Class(1, 2, 5).........      5.28%    3.17%      3.88%
Institutional Class (1, 3, 5)....      5.24%    3.08%      3.83%
PlanAhead Class (1, 5)...........      4.94%    2.80%      3.54%
BBH Comset Class (1, 4, 5).......      5.28%    3.17%      3.88%

1. Performance shown is historical and may not be indicative of future returns. Investment returns will vary, and shares may be worth more or less at redemption than at original purchase. An investment in this Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share it is possible to lose money by investing in the Fund. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2. Fund performance for the five and ten-year periods represents the total returns achieved by the Institutional Class from 1/1/98 to 12/1/01, the inception date of the Cash Management Class, and the returns of the Cash Management Class thereafter. Expenses of the Cash Management Class are lower than those of the Institutional Class. Therefore, total returns shown are lower than they would have been had the Cash Management Class been in place since 1/1/98. A portion of the fees charged to the Cash Management Class of the Fund has been waived. Performance prior to waiving fees was lower than the actual returns shown.

3. A portion of the fees charged to the Institutional Class of the Fund has been waived since 2006. Performance prior to waiving fees was lower than the actual returns shown for periods since 2006.

4. Fund performance represents the total returns achieved by the Institutional Class from 1/1/98 to 12/1/01, the total returns achieved by the Cash Management Class from 12/1/01 up to 4/2/07, the inception date of the BBH Comset Class, and the returns of the BBH Comset Class thereafter. Expenses of the BBH Comset Class are lower than those of the Institutional and Cash Management Classes through 12/31/03. Therefore, total returns shown through 12/31/03 are lower than they would have been had the BBH Comset Class been in place during that period. Expenses of the BBH Comset Class have been the same as those of the Cash Management Class since 1/1/04.

5. The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Cash Management, Institutional, PlanAhead and the BBH Comset Class shares was 0.20%, 0.23%, 0.49% and 0.19%, respectively. After expense reimbursement, the net expense ratio set forth in the most recent Fund prospectus for the Cash Management, Institutional and BBH Comset Class shares was 0.15%, 0.18% and 0.15%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

PERFORMANCE OVERVIEW
AMERICAN BEACON MONEY MARKET FUND(SM)
DECEMBER 31, 2007 (UNAUDITED)

PORTFOLIO STATISTICS AS OF DECEMBER 31, 2007

                            CASH                                    BBH
                         MANAGEMENT   INSTITUTIONAL   PLANAHEAD    COMSET
                            CLASS         CLASS         CLASS      CLASS
                         ----------   -------------   ---------   -------
7-day Current Yield*        4.78%         4.75%         4.47%      4.78%
7-day Effective Yield*      4.89%         4.86%         4.57%      4.89%
30-day Yield*               4.78%         4.75%         4.47%      4.78%
Weighted Avg. Maturity     26 Days       26 Days       26 Days    26 Days
Moody's Rating               Aaa           N/A           N/A        Aaa
S&P Rating                  AAAm           N/A           N/A        AAAm

* Annualized. You may call 1-800-388-3344 to obtain the Fund's current seven day yield. Yield is a more accurate reflection of the Fund's current earnings than total returns.

TOP TEN ISSUERS AS OF DECEMBER 31, 2007

                                     % OF
                                 NET ASSETS**
                                 ------------
General Electric Capital Corp.       5.8%
Royal Bank of Scotland plc           4.8%
Bank of America                      4.5%
Deutsche Bank                        4.5%
Goldman Sachs                        4.5%
Lehman Brothers                      4.5%
Barclays Capital, Inc.               4.5%
Citigroup                            4.5%
Societe Generale NA, Inc.            4.2%
BNP Paribas                          3.4%

**   Percent of net assets of American Beacon Master Money Market Portfolio.

                    ASSET ALLOCATION AS OF DECEMBER 31, 2007

                                       % OF
                                   NET ASSETS**
                                   ------------
Corporate Notes                        30.0%
Bank CDs, TDs and Notes                22.2%
Repurchase Agreements                  19.4%
Commercial Paper                       18.4%
S/T Investments                         9.6%
Liabilities, Net of Other Assets        0.4%

**   Percent of net assets of American Beacon Master Money Market Portfolio.

PERFORMANCE OVERVIEW
AMERICAN BEACON MONEY MARKET FUND(SM)
DECEMBER 31, 2007 (UNAUDITED)

FUND EXPENSE EXAMPLE

          As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 through December 31, 2007.

ACTUAL EXPENSES

          The "Actual" lines of the table provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading "Expenses Paid During Period" for the applicable Class to estimate the expenses you paid on your account during this period. Shareholders of the PlanAhead Class that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

          The "Hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the PlanAhead Class that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

          You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

                                              Beginning     Ending
                                               Account     Account     Expenses Paid
                                                Value       Value      During Period*
                                                7/1/07     12/31/07   7/1/07-12/31/07
                                              ---------   ---------   ---------------
CASH MANAGEMENT CLASS
Actual.....................................   $1,000.00   $1,025.92        $0.77
Hypothetical (5% return before expenses)...   $1,000.00   $1,024.45        $0.77

INSTITUTIONAL CLASS
Actual.....................................   $1,000.00   $1,025.75        $0.87
Hypothetical (5% return before expenses)...   $1,000.00   $1,024.35        $0.87

PLANAHEAD CLASS
Actual.....................................   $1,000.00   $1,024.18        $2.50
Hypothetical (5% return before expenses)...   $1,000.00   $1,022.74        $2.50

BBH COMSET CLASS
Actual.....................................   $1,000.00   $1,025.92        $0.77
Hypothetical (5% return before expenses)...   $1,000.00   $1,024.45        $0.77

* Expenses are equal to the Fund's annualized expense ratios for the six-month period of 0.15%, 0.17%, 0.49% and 0.15% for the Cash Management, Institutional, PlanAhead, and BBHComSet Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period .

PERFORMANCE OVERVIEW
AMERICAN BEACON U.S. GOVERNMENT MONEY MARKET FUND(SM)
DECEMBER 31, 2007 (UNAUDITED)

          As the economy began to show signs of weakening during the year, the Federal Reserve ("Fed") started its series of easing monetary policy in September. Since then the Fed has reduced the fed funds rate at each Federal Open Market Committee ("FOMC") meeting, resulting in a 4.25% fed funds rate by year end. These were moves of 50 basis points (0.50%) for the September FOMC meeting followed by 25 basis points (0.25%) at each of the remaining two meetings of the year. In response to the events that caused the Fed to ease, the American Beacon U.S. Government Money Market Fund's weighted-average maturity was maintained around 10 days towards the end of the year. The primary strategy of the Fund for the year was to buy variable-rate securities, short-dated fixed-rate securities and overnight investments. The strategies implemented during the year enabled the Fund to outperform its Lipper peer group.

          For the twelve months ended December 31, 2007, the total return of the Cash Management Class of the American Beacon U.S. Government Money Market Fund was 5.13%. The Fund outperformed the Lipper Institutional U.S. Government Money Market Average return of 4.86% by 27 basis points (0.27%). Based on annualized total returns, Lipper Inc. ranked the Cash Management Class of the Fund 8 among 163, 7 among 111 and 7 among 76 Institutional U.S. Government Money Market Funds for the one-year, five-year, and ten-year periods ended December 31, 2007, respectively.

                                   (BAR CHART)

                                      ANNUALIZED TOTAL RETURNS
                                          AS OF 12/31/2007
                                    ---------------------------
                                    1 YEAR   5 YEARS   10 YEARS
                                    ------   -------   --------
Cash Management Class (1, 2, 4)..    5.13%    3.08%      3.79%
PlanAhead Class (1, 3, 4)........    4.65%    2.65%      3.39%

1 Performance shown is historical and may not be indicative of future returns. Investment returns will vary, and shares may be worth more or less at redemption than at original purchase. An investment in this Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share it is possible to lose money by investing in the Fund. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2 Prior to December 1, 2001, the Cash Management Class of the Fund was known as the Institutional Class. A portion of the fees charged to the Cash Management Class of the Fund has been waived since 2002. Performance prior to waiving fees was lower than actual returns shown for periods since 2002.

3 A portion of the fees charged to the PlanAhead Class of the Fund has been waived since 2003. Performance prior to waiving fees was lower than the actual returns shown for periods since 2003.

4 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Cash Management and the PlanAhead Class shares was 0.64% and 1.02%, respectively. After expense reimbursement, the net expense ratio set forth in the most recent Fund prospectus for the Cash Management and PlanAhead shares was 0.15% and 0.63%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

                  PORTFOLIO STATISTICS AS OF DECEMBER 31, 2007

                         CASH MANAGEMENT CLASS   PLANAHEAD CLASS
                         ---------------------   ---------------
7-day Current Yield*             4.43%                4.06%
7-day Effective Yield*           4.53%                4.14%
30-day Yield*                    4.41%                4.03%
Weighted Avg. Maturity          11 Days              11 Days
Moody's Rating                    Aaa                  N/A
S&P Rating                       AAAm                  N/A

* Annualized. You may call 1-800-388-3344 to obtain the Fund's current seven day yield. Yield is a more accurate reflection of the Fund's current earnings than total returns.

PERFORMANCE OVERVIEW
AMERICAN BEACON U.S. GOVERNMENT MONEY MARKET FUND(SM)
DECEMBER 31, 2007 (UNAUDITED)

ASSET ALLOCATION AS OF DECEMBER 31, 2007

                            % OF
                        NET ASSETS**
                        ------------
Repurchase Agreements       81.0%
Government Securities       18.9%
Net Other Assets             0.1%

** Percent of net assets of the American Beacon Master U.S. Government Money Market Portfolio.

FUND EXPENSE EXAMPLE

          As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 through December 31, 2007.

ACTUAL EXPENSES

          The "Actual" lines of the table provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading "Expenses Paid During Period" for the applicable Class to estimate the expenses you paid on your account during this period. Shareholders of the PlanAhead Class that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

          The "Hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the PlanAhead Class that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

          You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

                                              Beginning     Ending
                                               Account     Account     Expenses Paid
                                                Value       Value      During Period*
                                                7/1/07     12/31/07   7/1/07-12/31/07
                                              ---------   ---------   ---------------
CASH MANAGEMENT CLASS
Actual.....................................   $1,000.00   $1,024.73        $0.77
Hypothetical (5% return before expenses)...   $1,000.00   $1,024.45        $0.77
PLANAHEAD CLASS
Actual.....................................   $1,000.00   $1,022.51        $2.96
Hypothetical (5% return before expenses)...   $1,000.00   $1,022.28        $2.96

* Expenses are equal to the Fund's annualized expense ratios for the six-month period of 0.15% and 0.58% for the Cash Management and PlanAhead Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

AMERICAN BEACON FUNDS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of American Beacon Funds:

We have audited the accompanying statements of assets and liabilities of American Beacon Funds, comprised of the American Beacon Money Market Fund and the American Beacon U.S. Government Money Market Fund (collectively, the "Funds") as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Funds as of December 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                        /s/ Ernst & Young LLP

Dallas, Texas
February 27, 2008

AMERICAN BEACON FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2007 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                     U.S. GOVERNMENT
                                                                     MONEY MARKET      MONEY MARKET
                                                                    --------------   ---------------
ASSETS:
   Investment in Portfolio, at value ............................   $    2,345,276     $    18,103
   Receivable for fund shares sold ..............................               53              --
   Receivable from Manager for expense reimbursement (Note 2) ...              117               2
   Prepaid expenses .............................................               23              19
                                                                    --------------     -----------
      TOTAL ASSETS ..............................................        2,345,469          18,124
                                                                    --------------     -----------
LIABILITIES:
   Payable for fund shares redeemed .............................                7              --
   Dividends payable ............................................            6,458              39
   Administrative service and service fees payable (Note 2) .....              172               1
   Other liabilities ............................................               56              23
                                                                    --------------     -----------
      TOTAL LIABILITIES .........................................            6,693              63
                                                                    --------------     -----------
   NET ASSETS ...................................................   $    2,338,776     $    18,061
                                                                    ==============     ===========
ANALYSIS OF NET ASSETS:
   Paid-in-capital ..............................................        2,338,776          18,061
                                                                    --------------     -----------
NET ASSETS ......................................................   $    2,338,776     $    18,061
                                                                    ==============     ===========
SHARES OUTSTANDING (NO PAR VALUE):
   Cash Management Class ........................................      349,248,723      16,432,346
                                                                    ==============     ===========
   Institutional Class ..........................................      450,661,969             N/A
                                                                    ==============     ===========
   PlanAhead Class ..............................................      112,278,266       1,628,248
                                                                    ==============     ===========
   BBH ComSet Class .............................................    1,426,587,073             N/A
                                                                    ==============     ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
   Cash Management Class ........................................   $         1.00     $      1.00
                                                                    ==============     ===========
   Institutional Class ..........................................   $         1.00             N/A
                                                                    ==============     ===========
   PlanAhead Class ..............................................   $         1.00     $      1.00
                                                                    ==============     ===========
   BBH ComSet Class .............................................   $         1.00            N/A
                                                                    ==============     ===========

                             See accompanying notes
 See accompanying Financial Statements of the American Beacon Master Portfolios

AMERICAN BEACON FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2007 (IN THOUSANDS)

                                                                                     U.S. GOVERNMENT
                                                                     MONEY MARKET      MONEY MARKET
                                                                    --------------   ---------------
INVESTMENT INCOME ALLOCATED FROM PORTFOLIO:
   Interest income ..............................................      $91,208            $ 533
   Portfolio expenses ...........................................       (1,839)             (12)
                                                                       -------            -----
      NET INVESTMENT INCOME ALLOCATED FROM PORTFOLIO ............       89,369              521
                                                                       -------            -----
FUND EXPENSES:
   Administrative service fees (Note 2):
      Cash Management Class .....................................          442                5
      Institutional Class .......................................          264               --
      PlanAhead Class ...........................................          128                2
      Platinum Class (Note 1) ...................................           80               10
      BBH ComSet Class ..........................................          552               --
   Transfer agent fees:
      Cash Management Class .....................................           51                1
      Institutional Class .......................................           18               --
      PlanAhead Class ...........................................           13                4
      Platinum Class (Note 1) ...................................           --                1
      BBH ComSet Class ..........................................            5               --
   Professional fees ............................................           29               14
   Registration fees and expenses ...............................          114               29
   Service fees - PlanAhead Class (Note 2) ......................          319                5
   Distribution fees - Platinum Class (Note 1) ..................           31                4
   Prospectus and shareholder reports ...........................           41               --
   Other expenses ...............................................           22                5
                                                                       -------            -----
      TOTAL FUND EXPENSES .......................................        2,109               80
                                                                       -------            -----
Less waiver and reimbursement of expenses (Note 2) ..............         (776)             (53)
                                                                       -------            -----
      NET FUND EXPENSES .........................................        1,333               27
                                                                       -------            -----
NET INVESTMENT INCOME ...........................................       88,036              494
                                                                       -------            -----
REALIZED GAIN ALLOCATED FROM PORTFOLIO:
   Net realized gain on investments .............................           10               --
                                                                       -------            -----
      NET GAIN ON INVESTMENTS ...................................           10               --
                                                                       -------            -----
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............      $88,046            $ 494
                                                                       -------            -----

                             See accompanying notes
 See accompanying Financial Statements of the American Beacon Master Portfolios

AMERICAN BEACON FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
DECEMBER 31, 2007 (IN THOUSANDS)

                                                              MONEY MARKET          U.S. GOVERNMENT MONEY MARKET
                                                         Year Ended December 31,       Year Ended December 31,
                                                       --------------------------   ----------------------------
                                                           2007           2006            2007       2006
                                                       ------------   -----------      ---------   --------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income ...........................   $     88,036   $    36,739      $     494   $    607
   Net realized gain (loss) on investments .........             10             1             --         --
                                                       ------------   -----------      ---------   --------
      NET INCREASE IN NET ASSETS RESULTING FROM
         OPERATIONS ................................         88,046        36,740            494        607
                                                       ------------   -----------      ---------   --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
      Cash Management Class ........................        (32,696)      (21,235)          (334)      (304)
      Institutional Class ..........................        (13,567)       (4,754)            --         --
      PlanAhead Class ..............................         (6,183)       (9,290)           (94)      (114)
      Platinum Class (Note 1) ......................           (543)       (1,460)           (66)      (189)
      BBH ComSet Class .............................        (35,047)           --             --         --
   Net realized gain on investments:
      Cash Management Class ........................             (6)           --             --         --
      Institutional Class ..........................             (3)           --             --         --
      PlanAhead Class ..............................             (1)           (1)            --         --
      Platinum Class (Note 1) ......................             --            --             --         --
      BBH ComSet Class .............................             --            --             --         --
                                                       ------------   -----------      ---------   --------
         DISTRIBUTIONS TO SHAREHOLDERS .............        (88,046)      (36,740)          (494)      (607)
                                                       ------------   -----------      ---------   --------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares ...................     11,962,330     5,755,911        145,717     39,131
   Reinvestment of dividends and distributions .....         44,661        32,640            157        225
   Cost of shares redeemed .........................    (10,878,697)   (5,091,891)      (137,451)   (58,084)
                                                       ------------   -----------      ---------   --------
      NET INCREASE (DECREASE) IN NET ASSETS FROM
         CAPITAL SHARE TRANSACTIONS ................      1,128,294       696,660          8,423    (18,728)
                                                       ------------   -----------      ---------   --------
NET INCREASE (DECREASE) IN NET ASSETS ..............      1,128,294       696,660          8,423    (18,728)
                                                       ------------   -----------      ---------   --------
NET ASSETS:
   Beginning of period .............................      1,210,482       513,822          9,638     28,366
                                                       ------------   -----------      ---------   --------
   END OF PERIOD ...................................   $  2,338,776   $ 1,210,482      $  18,061   $  9,638
                                                       ============   ===========      =========   ========

                             See accompanying notes
 See accompanying Financial Statements of the American Beacon Master Portfolios

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

          American Beacon Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a diversified, no-load, open-end management investment company with separate series. The following series are included in this report:
American Beacon Money Market and American Beacon U.S. Government Money Market Funds (each a "Fund" and collectively, the "Funds").

          The BBH Comset Class of the Money Market Fund commenced operations on April 2, 2007. The Platinum Class of the Funds was fully liquidated effective May 31, 2007.

          Each Fund invests all of its investable assets in the corresponding portfolio of the American Beacon Master Trust, an open-end diversified management investment company, as follows:

AMERICAN BEACON:                   (ARROW)  invests assets in  (ARROW)  AMERICAN BEACON MASTER TRUST:
----------------                                                        -----------------------------
Money Market Fund                                                       Money Market Portfolio
U.S. Government Money Market Fund                                       U.S. Government Money Market Portfolio

          Each Fund has the same investment objectives as its corresponding American Beacon Master Trust Portfolio. The value of such investment reflects each Fund's proportionate interest in the net assets of the corresponding portfolio (17.8% and 1.3% at December 31, 2007 of the American Beacon Master Trust Money Market and U.S. Government Money Market Portfolios, respectively) (each a "Portfolio" and collectively the "Portfolios"). The financial statements of the Portfolios are included elsewhere in this report and should be read in conjunction with the Funds' financial statements.

          American Beacon Advisors, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

          The following is a summary of the significant accounting policies followed by the Funds.

Class Disclosure

          Each Fund has multiple classes of shares designed to meet the needs of different groups of investors. Please note that not all Funds offer all classes. The following table sets forth the differences amongst the classes:

CLASS:                                           OFFERED TO:                               SERVICE AND DISTRIBUTION FEES:
------                  --------------------------------------------------------------   ----------------------------------
CASH MANAGEMENT CLASS   Investors making an initial investment of $10 million for        Administrative Service Fee - 0.07%
                        Money Market and $2 million for U.S. Government Money Market, or investors investing through an intermediary

INSTITUTIONAL CLASS     Investors making an initial investment of $2 million             Administrative Service Fee - 0.10%

PLANAHEAD CLASS         General public and investors investing through an intermediary   Administrative Service Fee - 0.10%
                                                                                         Service Fee - 0.25%

BBH COMSET              Investors making an initial investment of at least $10 million   Administrative Service Fee - 0.08%
                        in BBH ComSet (SM) who meet the eligibility requirements
                        established by Brown Brothers Harriman & Co.

Valuation of Investments

          The Funds record their investment in the Portfolios at fair value. Valuation of securities by the Portfolios is discussed in Note 1 of the Portfolios' Notes to Financial Statements, which are included elsewhere in this report.

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

Investment Income and Dividends to Shareholders

          Each Fund records its share of net investment income (loss) and realized gain (loss) in the Portfolio each day. All net investment income (loss) and realized gain (loss) of each Portfolio are allocated pro rata among the corresponding Fund and other investors in each Portfolio at the time of such determination. The Funds generally declare dividends daily from net investment income and net short-term capital gain, if any, payable monthly.

          Dividends to shareholders are determined in accordance with federal income tax principles that may treat certain transactions differently than U.S. generally accepted accounting principles.

Allocation of Income, Expenses, Gains and Losses

          Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

          The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Recently Issued Accounting Pronouncements

          In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2007, the Manager does not believe the adoption of FAS 157 will materially impact the amounts represented in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

Other

          Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2. TRANSACTIONS WITH AFFILIATES

Administrative Services Agreement

          As compensation for providing administrative services to the Funds, the Manager receives an annualized fee of 0.10% of the average daily net assets of each of the Institutional and PlanAhead Classes of the Funds, 0.08% of the average daily net assets of the BBH Class of the Money Market Fund and 0.07% of the Cash Management Class of the Funds.

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

Distribution Plan

          The Trust has adopted a "defensive" Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the fees received by the Manager to be used for distribution purposes. Under this plan, the Trust does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Trust shares.

Service Agreement

          The Manager and the Trust entered into a Service Agreement which obligates the Manager to oversee additional shareholder servicing of the PlanAhead Class. As compensation for performing the duties required under the Service Agreement, the Manager receives 0.25% based on the daily net assets of the PlanAhead Class.

Reimbursement and Waiver of Expenses

          The Manager contractually agreed to reimburse the following Funds for distribution and other expenses through February 29, 2008 to the extent total annual fund operating expenses exceed the following amounts:

FUND                                                CLASS        EXPENSE CAP    AMOUNT
----                                                -----        -----------   --------
Money Market Fund...........................   Institutional        0.18%**    $ 97,463
Money Market Fund...........................   Cash Management      0.15%       253,808
U.S. Government Money Market Fund...........   Cash Management      0.15%*        5,778
U.S. Government Money Market Fund...........   PlanAhead            0.65%         1,799

*    Prior to March 1, 2007, the expense cap was 0.19%.

** Prior to March 1, 2007, fees were voluntarily waived by the Manager to arrive at expense cap.

          The Manager voluntarily agreed to reimburse the BBH ComSet Class of the Money Market Fund for other expenses through February 29, 2008 to the extent total annual fund operating expenses exceeded 0.15%. The Manager reimbursed expenses totaling $417,784 to the BBH ComSet Class of the Money Market Fund during the year ended December 31, 2007.

Expense Reimbursement Plan

          The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek recoupment of fees waived or expenses reimbursed for a period of up to three years. However, recoupment will occur only if the Class' average net assets have grown or expenses have declined sufficiently to allow recoupment without causing its expense ratio to exceed the previously agreed upon expense limit. The table below excludes amounts previously reimbursed to the Platinum Classes of the Funds. The following waived fees or reimbursed expenses are subject to potential recovery expiring in:

                                                              U.S. GOVERNMENT
YEAR                                           MONEY MARKET     MONEY MARKET
----                                           ------------   ---------------
2008........................................      293,487          54,846
2009........................................      260,591          65,678
2010........................................      769,055           7,577

          The Funds have not recorded a liability for this potential reimbursement due to the current assessment that a reimbursement is unlikely.

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

3. FEDERAL INCOME TAXES

          It is the policy of the Funds to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required.

          The Funds adopted the provisions of FASB Interpretation No. 48, "Accounting for Uncertainties in Income Taxes" ("FIN 48"), on January 1, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the three year period ended December 31, 2007, remains subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in "Other expenses" on the Statements of Operations.

          Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

          The tax character of distributions paid for the years ended December 31, 2007 and December 31, 2006 were as follows (in thousands):

                                                        MONEY MARKET         U.S. GOVERNMENT MONEY MARKET
                                               ---------------------------   ---------------------------
                                                YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED
                                               DECEMBER 31,   DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
                                                   2007           2006            2007           2006
                                               ------------   ------------    ------------   ------------
DISTRIBUTIONS PAID FROM ORDINARY INCOME:*
   Cash Management Class....................      $32,702        $21,235          $334           $304
   Institutional Class......................       13,570          4,754            --             --
   PlanAhead Class..........................        6,184          9,291            94            114
   Platinum Class...........................          543          1,460            66            189
   BBH ComSet Class.........................       35,047             --            --             --
                                                  -------        -------          ----           ----
TOTAL DISTRIBUTIONS PAID....................      $88,046        $36,740          $494           $607
                                                  =======        =======          ====           ====

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

          As of December 31, 2007, the components of distributable earnings on a tax basis were the same as book. The cost basis of investments for federal income tax purposes was also the same as the book basis.

          The Funds do not have capital loss carry forwards as of December 31, 2007.

4. CAPITAL SHARE TRANSACTIONS

          The tables below summarize the activity in capital shares for each class of the Funds (in thousands). Each share is valued at $1.00:

Year Ended December 31, 2007

                                                   Cash
                                                Management   Institutional   PlanAhead   Platinum
                                                   Class         Class         Class       Class
                                                ----------   -------------   ---------   --------
Money Market Fund
Shares sold .................................    4,891,367     1,043,210      631,312     14,014
Reinvestment of dividends ...................       28,101        12,166        3,889        502
Share redeemed ..............................   (5,072,125)   (1,109,117)    (693,440)   (48,172)
                                                ----------    ----------     --------    -------
Net (decrease) in shares outstanding ........     (152,657)      (53,741)     (58,239)   (33,656)
                                                ==========    ==========     ========    =======

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

                                                     BBH ComSet Class
                                                     ----------------
Money Market Fund
Shares sold ......................................       5,382,427
Reinvestment of dividends ........................               3
Shares redeemed ..................................      (3,955,843)
                                                        ----------
Net increase in shares outstanding ...............       1,426,587
                                                        ==========

                                                         Cash
                                                     Management   PlanAhead   Platinum
                                                        Class       Class       Class
                                                     ----------   ---------   --------
U.S. Government Money Market Fund
Shares sold ......................................     132,887      8,531       4,299
Reinvestment of dividends ........................          81         14          62
Shares redeemed ..................................    (120,104)    (8,974)     (8,373)
                                                      --------    --------     -------
Net increase (decrease) in shares outstanding ....      12,864       (429)     (4,012)
                                                      ========    ========     =======

Year Ended December 31, 2006

                                                        Cash
                                                     Management   Institutional   PlanAhead   Platinum
                                                        Class         Class         Class       Class
                                                     ----------   -------------   ---------   --------
Money Market Fund
Shares sold ......................................    3,868,924     1,325,652      515,550     45,785
Reinvestment of dividends ........................       19,760         3,586        7,834      1,460
Shares redeemed ..................................   (3,586,788)     (861,256)    (589,770)   (54,077)
                                                     ----------     ---------     --------    -------
Net increase (decrease) in shares outstanding ....      301,896       467,982      (66,386)    (6,832)
                                                     ==========     =========     ========    =======

                                                        Cash
                                                     Management   PlanAhead   Platinum
                                                        Class       Class       Class
                                                     ----------   ---------   --------
U.S. Government Money Market Fund
Shares sold ......................................     20,647       8,290      10,194
Reinvestment of dividends ........................          0          36         189
Shares redeemed ..................................    (39,597)     (8,201)    (10,286)
                                                      -------      ------     -------
Net increase (decrease) in shares outstanding ....    (18,950)        125          97
                                                      =======      ======     =======

AMERICAN BEACON MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                                                                                Cash Management Class
                                                                               Year Ended December 31,
                                                                ----------------------------------------------------
                                                                  2007       2006       2005       2004       2003
                                                                --------   --------   --------   --------   --------
Net asset value, beginning of period ........................   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                                --------   --------   --------   --------   --------
Income from investment operations:
   Net investment income(A) .................................       0.05       0.05       0.03       0.01       0.01
   Net realized gain on investments(B) ......................         --         --         --         --         --
                                                                --------   --------   --------   --------   --------
Total income from investment operations .....................       0.05       0.05       0.03       0.01       0.01
                                                                --------   --------   --------   --------   --------
Less distributions:
   Dividends from net investment income .....................      (0.05)     (0.05)     (0.03)     (0.01)     (0.01)
   Distributions from net realized gains on investments(B) ..         --         --         --         --         --
                                                                --------   --------   --------   --------   --------
Total distributions .........................................      (0.05)     (0.05)     (0.03)     (0.01)     (0.01)
                                                                --------   --------   --------   --------   --------
Net asset value, end of period ..............................   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                                ========   ========   ========   ========   ========
Total return ................................................       5.28%      5.05%      3.19%      1.30%      1.08%
                                                                ========   ========   ========   ========   ========
Ratios and supplemental data:
   Net assets, end of period (in thousands) .................   $349,249   $501,905   $200,010   $434,587   $117,395
   Ratios to average net assets (annualized):(A)
      Expenses, net of waivers ..............................       0.15%      0.15%      0.15%      0.15%      0.16%
      Expenses, before waivers ..............................       0.19%      0.20%      0.23%      0.23%      0.24%
      Net investment income, net of waivers .................       5.18%      5.04%      3.08%      1.34%      1.03%
      Net investment income, before waivers .................       5.14%      4.99%      3.00%      1.26%      0.95%

----------
(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the American Beacon Master Money Market Portfolio.

(B)  Amount is less than $0.01 per share.

AMERICAN BEACON MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                                                                                Institutional Class
                                                                              Year Ended December 31,
                                                                --------------------------------------------------
                                                                  2007       2006       2005      2004      2003
                                                                --------   --------   -------   -------   --------
Net asset value, beginning of period ........................   $   1.00   $   1.00   $  1.00   $  1.00   $   1.00
                                                                --------   --------   -------   -------   --------
Income from investment operations:
   Net investment income(A) .................................       0.05       0.05      0.03      0.01       0.01
   Net realized gain on investments(B) ......................         --         --        --        --         --
                                                                --------   --------   -------   -------   --------
Total income from investment operations .....................       0.05       0.05      0.03      0.01       0.01
                                                                --------   --------   -------   -------   --------
Less distributions:
   Dividends from net investment income .....................      (0.05)     (0.05)    (0.03)    (0.01)     (0.01)
   Distributions from net realized gains on investments(B) ..         --         --        --        --         --
                                                                --------   --------   -------   -------   --------
Total distributions .........................................      (0.05)     (0.05)    (0.03)    (0.01)     (0.01)
                                                                --------   --------   -------   -------   --------
Net asset value, end of period ..............................   $   1.00   $   1.00   $  1.00   $  1.00   $   1.00
                                                                ========   ========   =======   =======   ========
Total return ................................................       5.24%      4.99%     3.06%     1.20%      0.97%
                                                                ========   ========   =======   =======   ========
Ratios and supplemental data:
   Net assets, end of period (in thousands) .................   $450,662   $504,403   $36,421   $34,146   $159,092
   Ratios to average net assets (annualized):(A)
      Expenses, net of waivers ..............................       0.18%      0.19%     0.28%     0.24%      0.27%
      Expenses, before waivers ..............................       0.22%      0.23%     0.28%     0.24%      0.27%
      Net investment income, net of waivers .................       5.13%      5.06%     3.07%     1.05%      1.00%
      Net investment income, before waivers .................       5.10%      5.02%     3.07%     1.05%      1.00%

----------
(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the American Beacon Master Money Market Portfolio.

(B)  Amount is less than $0.01 per share.

AMERICAN BEACON MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                                                                                   PlanAhead Class
                                                                               Year Ended December 31,
                                                                ----------------------------------------------------
                                                                  2007       2006       2005       2004       2003
                                                                --------   --------   --------   --------   --------
Net asset value, beginning of period ........................   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                                --------   --------   --------   --------   --------
Income from investment operations:
   Net investment income(A) .................................      0 .05      0 .05      0 .03      0 .01      0 .01
   Net realized gain on investments(B) ......................         --         --         --         --         --
                                                                --------   --------   --------   --------   --------
Total income from investment operations .....................       0.05       0.05       0.03       0.01       0.01
                                                                --------   --------   --------   --------   --------
Less distributions:
   Dividends from net investment income .....................      (0.05)     (0.05)     (0.03)     (0.01)     (0.01)
   Distributions from net realized gains on investments(B) ..         --         --         --         --         --
                                                                --------   --------   --------   --------   --------
Total distributions .........................................      (0.05)     (0.05)     (0.03)     (0.01)     (0.01)
                                                                --------   --------   --------   --------   --------
Net asset value, end of period ..............................   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                                ========   ========   ========   ========   ========
Total return ................................................       4.94%      4.69%      2.82%      0.93%      0.70%
                                                                ========   ========   ========   ========   ========
Ratios and supplemental data:
   Net assets, end of period (in thousands) .................   $112,278   $170,518   $236,903   $132,438   $126,972
   Ratios to average net assets (annualized):(A)
      Expenses, net of waivers ..............................       0.47%      0.49%      0.51%      0.51%      0.54%
      Expenses, before waivers ..............................       0.47%      0.49%      0.51%      0.51%      0.54%
      Net investment income, net of waivers .................       4.85%      4.59%      2.83%      0.94%      0.71%
      Net investment income, before waivers .................       4.84%      4.59%      2.83%      0.94%      0.71%

----------
(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the American Beacon Master Money Market Portfolio.

(B)  Amount is less than $0.01 per share.

AMERICAN BEACON MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                                                                     BBH
                                                                ComSet Class
                                                                 April 2 to
                                                                  December
                                                                  31, 2007
                                                                ------------
Net asset value, beginning of period ........................    $     1.00
                                                                 ----------
Income from investment operations:
   Net investment income(A) .................................         0 .04
   Net realized gain on investments(B) ......................            --
                                                                 ----------
Total income from investment operations .....................          0.04
                                                                 ----------
Less distributions:
   Dividends from net investment income .....................         (0.04)
   Distributions from net realized gains on investments(B) ..            --
                                                                 ----------
Total distributions .........................................         (0.04)
                                                                 ----------
Net asset value, end of period ..............................    $     1.00
                                                                 ==========
Total return ................................................          3.92%(C)
                                                                 ==========
Ratios and supplemental data:
   Net assets, end of period (in thousands) .................    $1,426,587
   Ratios to average net assets (annualized):(A)
      Expenses, net of waivers ..............................          0.15%
      Expenses, before waivers ..............................          0.21%
      Net investment income, net of waivers .................          5.10%
      Net investment income, before waivers .................          5.03%

----------
(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the American Beacon Master Money Market Portfolio.

(B)  Amount is less than $0.01 per share.

(C)  Not annualized.

AMERICAN BEACON U.S. GOVERNMENT MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                                                                             Cash Management Class
                                                                            Year Ended December 31,
                                                                ----------------------------------------------
                                                                  2007     2006      2005      2004      2003
                                                                -------   ------   -------   -------   -------
Net asset value, beginning of period ........................   $  1.00   $ 1.00   $  1.00   $  1.00   $  1.00
                                                                -------   ------   -------   -------   -------
Income from investment operations:
   Net investment income(A) .................................      0.05     0.05      0.03      0.01      0.01
   Net realized gain on investments(B) ......................        --       --        --        --        --
                                                                -------   ------   -------   -------   -------
Total income from investment operations .....................      0.05     0.05      0.03      0.01      0.01
                                                                -------   ------   -------   -------   -------
Less distributions:
   Dividends from net investment income .....................     (0.05)   (0.05)    (0.03)    (0.01)    (0.01)
   Distributions from net realized gains on investments(B) ..        --       --        --        --        --
                                                                -------   ------   -------   -------   -------
Total distributions .........................................     (0.05)   (0.05)    (0.03)    (0.01)    (0.01)
                                                                -------   ------   -------   -------   -------
Net asset value, end of period ..............................   $  1.00   $ 1.00   $  1.00   $  1.00   $  1.00
                                                                =======   ======   =======   =======   =======
Total return ................................................      5.13%    4.97%     3.12%     1.22%     1.04%
                                                                =======   ======   =======   =======   =======
   Ratios and supplemental data:
   Net assets, end of period (in thousands) .................   $16,433   $3,568   $22,518   $28,591   $22,060
      Ratios to average net assets (annualized):(A)
      Expenses, net of waivers ..............................      0.15%    0.19%     0.19%     0.19%     0.19%
      Expenses, before waivers ..............................      0.60%    0.64%     0.38%     0.29%     0.37%
      Net investment income, net of waivers .................      4.87%    4.60%     2.99%     1.21%     1.04%
      Net investment income, before waivers .................      4.42%    4.16%     2.80%     1.11%     0.86%

----------
(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the American Beacon U.S. Government Master Money Market Portfolio.

(B)  Amount is less than $0.01 per share.

AMERICAN BEACON U.S. GOVERNMENT MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                                                                            PlanAhead Class
                                                                        Year Ended December 31,
                                                             ---------------------------------------------
                                                              2007     2006     2005     2004        2003
                                                             ------   ------   ------   ------     -------
Net asset value, beginning of period .....................   $ 1.00   $ 1.00   $ 1.00   $ 1.00     $  1.00
                                                             ------   ------   ------   ------     -------
   Income from investment operations:
   Net investment income(A) ..............................     0.05     0.04     0.03     0.00(B)    0 .01
Net realized gain on investments(B) ......................       --       --       --       --          --
                                                             ------   ------   ------   ------     -------
Total income from investment operations ..................     0.05     0.04     0.03       --        0.01
                                                             ------   ------   ------   ------     -------
   Less distributions:
   Dividends from net investment income ..................    (0.05)   (0.04)   (0.03)    0.00(B)    (0.01)
Distributions from net realized gains on investments(B) ..       --       --       --       --          --
                                                             ------   ------   ------   ------     -------
Total distributions ......................................    (0.05)   (0.04)   (0.03)      --       (0.01)
                                                             ------   ------   ------   ------     -------
Net asset value, end of period ...........................   $ 1.00   $ 1.00   $ 1.00   $ 1.00     $  1.00
                                                             ======   ======   ======   ======     =======
Total return .............................................     4.65%    4.51%    2.71%    0.85%       0.61%
                                                             ======   ======   ======   ======     =======
Ratios and supplemental data:
   Net assets, end of period (in thousands) ..............   $1,628   $2,058   $1,933   $5,370     $26,785
   Ratios to average net assets (annualized):(A)
      Expenses, net of waivers ...........................     0.61%    0.63%    0.58%    0.56%       0.58%
      Expenses, before waivers ...........................     1.20%    1.02%    0.61%    0.57%       0.62%
      Net investment income, net of waivers ..............     4.56%    4.39%    2.47%    0.68%       0.72%
      Net investment income, before waivers ..............     3.97%    4.00%    2.44%    0.67%       0.68%

----------
(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the American Beacon U.S. Government Master Money Market Portfolio.

(B)  Amount is less than $0.01 per share.

AMERICAN BEACON MASTER TRUST
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of American Beacon Master Trust:

We have audited the accompanying statements of assets and liabilities of American Beacon Master Trust, comprised of the American Beacon Money Market Portfolio and the American Beacon U.S. Government Money Market Portfolio (collectively, the "Portfolios"), including the schedules of investments, as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Master Trust as of December 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                        /s/ Ernst & Young LLP

Dallas, Texas
February 27, 2008

AMERICAN BEACON MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007

                                                                       PAR
                                                                     AMOUNT         VALUE
                                                                  ------------   -----------
                                                                    (DOLLARS IN THOUSANDS)
MEDIUM-TERM NOTES - 26.60%
   ABN Amro Bank NV, 5.259%, Due 4/18/2008 ++# ................   $    132,050   $   132,081
   American Honda Finance Corp.,
      5.171%, Due 1/23/2008 ++# ...............................         40,000        40,001
      5.075%, Due 2/22/2008 ++# ...............................         33,200        33,204
      4.866%, Due 5/9/2008 ++# ................................         15,000        15,000
   ASIF Global Financing XXI, 5.408%, Due 3/14/2008 ++ # ......         32,650        32,674
   ASIF Global Financing XXXII, 5.08%, Due 2/25/2008 ++ # .....        206,600       206,626
   Bank of America Corp., 5.308%, Due 5/5/2008 ++ .............         32,000        32,050
   Bank of New York Mellon Corp., 4.966%, Due 6/16/2008 ++ ....         17,645        17,645
   Bank of Scotland plc, 5.214%, Due 7/17/2008 ++ # ...........        125,800       125,818
   Berkshire Hathaway Finance Corp.,
      5.299%, Due 1/11/2008 ++ ................................        131,885       131,888
      4.938%, Due 5/16/2008 ++ ................................         23,750        23,760
   Citigroup, Inc., 4.944%, Due 5/2/2008 ++ ...................        199,700       199,755
   Commonwealth Bank of Australia, 4.96%, Due 1/31/2008 ++ # ..        175,000       175,005
   Credit Suisse USA, Inc., 5.234%, Due 6/2/2008 ++ ...........         27,303        27,319
   General Electric Capital Corp.,
      5.29%, Due 1/3/2008 ++ ..................................        211,500       211,501
      5.293%, Due 1/15/2008 ++ ................................        324,455       324,466
      5.171%, Due 3/4/2008 ++ .................................         40,886        40,891
      5.303%, Due 4/15/2008 ++ ................................         65,000        65,018
      4.955%, Due 5/19/2008 ++ ................................         20,000        20,007
   HSBC Finance Corp., 4.982%, Due 5/21/2008 ++ ...............        162,770       162,784
   JPMorgan Chase & Co., 5.154%, Due 1/25/2008 ++ .............        295,000       295,016
   Merrill Lynch & Co., Inc.,
      4.90%, Due 2/14/2008 ++ .................................         61,300        61,305
      5.091%, Due 6/16/2008 ++ ................................         93,350        93,404
   Morgan Stanley, 5.334%, Due 1/18/2008 ++ ...................         68,900        68,905
   Royal Bank of Scotland plc,
      5.259%, Due 4/11/2008 ++# ...............................        435,500       435,549
      5.19%, Due 4/21/2008 ++ # ...............................         50,000        50,006
      4.942%, Due 8/20/2008 ++ # ..............................        150,000       150,000
   Toyota Motor Credit Corp.,
      5.233%, Due 4/15/2008 ++ ................................        100,000       100,008
      4.961%, Due 6/17/2008 ++ ................................         24,000        24,002
      5.213%, Due 7/7/2008 ++ .................................         60,500        60,504
   Wells Fargo & Co., 5.108%, Due 8/20/2008 ++ ................        150,000       150,000
                                                                                 -----------
   TOTAL MEDIUM-TERM NOTES ....................................                    3,506,192
                                                                                 -----------
PROMISSORY NOTES - 3.41%
   Goldman Sachs Group, Inc., 4.889%, Due 5/9/2008 ++ .........        450,000       450,000
                                                                                 -----------
CERTIFICATES OF DEPOSIT AND BANK NOTES - 19.14%
   Bank of America, NA, 5.084%, Due 7/25/2008 ++ ..............         18,300        18,303

                             See accompanying notes

AMERICAN BEACON MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007

                                                                       PAR
                                                                     AMOUNT         VALUE
                                                                  ------------   -----------
                                                                    (DOLLARS IN THOUSANDS)
   Bank of Scotland N.Y., 5.05%, Due 3/14/2008 ................   $    155,600   $   155,638
   BNP Paribas N.Y.,
      5.00%, Due 3/13/2008 ....................................        200,000       200,000
      5.11%, Due 3/13/2008 ....................................         50,000        50,011
      5.00%, Due 3/17/2008 ....................................        100,000       100,000
      4.93%, Due 3/27/2008 ....................................        100,000       100,000
   Credit Suisse N.Y., 5.00%, Due 2/26/2008 ++ ................        250,000       250,000
   Deutsche Bank N.Y., 4.941%, Due 6/19/2008 ++ ...............        280,000       280,040
   HSBC Bank USA, 5.061%, Due 7/28/2008 ++ ....................         71,000        71,033
   M&I Marshall & Ilsley Bank, 4.839%, Due 2/15/2008 ++ .......        196,500       196,501
   Nordea Bank Finland N.Y., 4.991%, Due 5/28/2008 ++ .........         21,600        21,596
   Royal Bank of Canada N.Y., 4.896%, Due 3/20/2008 ++ ........         10,000        10,000
   Societe Generale N.Y.,
      5.00%, Due 3/7/2008 .....................................        250,000       250,000
      4.68%, Due 3/28/2008 ....................................        200,000       200,000
   Suntrust Bank, 5.309%, Due 4/2/2008 ++ .....................         53,020        53,035
   Toronto Dominion Bank N.Y., 4.66%, Due 3/28/2008 ...........        250,000       249,999
   US Bank, NA, 5.20%, Due 1/3/2008 ++ ........................        221,500       221,500
   Wachovia Bank, NA, 4.976%, Due 6/20/2008 ++ ................         50,000        50,020
   Westpac Bank N.Y., 5.203%, Due 1/15/2008 ++ ................         46,000        46,000
                                                                                 -----------
   TOTAL CERTIFICATES OF DEPOSIT AND BANK NOTES ...............                    2,523,676
                                                                                 -----------
COMMERCIAL PAPER - 18.39%
   Ciesco LLC, 4.92%, Due 1/28/2008 # .........................        225,000       224,170
   Danske Corp., 4.64%, Due 1/31/2008 # .......................        100,000        99,613
   Edison Asset Securitization LLC, 4.84%, Due 2/20/2008 # ....        150,000       148,992
   General Electric Capital Corp., 4.83%, Due 2/15/2008 .......        100,000        99,396
   GOVCO, Inc.,
      4.73%, Due 1/22/2008 # ..................................        100,000        99,724
      4.73%, Due 1/23/2008 # ..................................        150,000       149,566
   ING US Funding LLC,
      4.64%, Due 1/23/2008 ....................................         11,950        11,916
      4.89%, Due 1/25/2008 ....................................         35,000        34,886
      4.83%, Due 1/28/2008 ....................................        150,000       149,455
   Jupiter Securitization, LLC,
      5.80%, Due 1/18/2008 # ..................................         55,000        54,849
      5.20%, Due 1/22/2008 # ..................................        119,615       119,252
   Kitty Hawk Funding Corp.,
      4.84%, Due 1/18/2008 # ..................................         24,258        24,203
      4.78%, Due 1/28/2008 # ..................................         72,628        72,368
   Long Lane Master Trust IV,
      4.97%, Due 1/22/2008 # ..................................        120,000       119,659
      4.78%, Due 1/24/2008 # ..................................         27,000        26,918
      5.60%, Due 1/25/2008 # ..................................        110,787       110,402
      4.78%, Due 1/28/2008 # ..................................         10,297        10,260

                             See accompanying notes

AMERICAN BEACON MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007

                                                                       PAR
                                                                     AMOUNT         VALUE
                                                                  ------------   -----------
                                                                    (DOLLARS IN THOUSANDS)
   Societe Generate NA, Inc., 4.745%, Due 1/29/2008 ...........   $    100,000   $    99,631
   Three Rivers Funding Corp., 5.00%, Due 1/2/2008 # ..........        450,000       449,937
   Toyota Motor Credit Corp., 4.76%, Due 2/22/2008 ............        200,000       198,625
   UBS Finance Delaware LLC, 4.77%, Due 1/24/2008 .............         53,500        53,337
   Variable Funding Capital Corp.,
      5.35%, Due 1/17/2008 # ..................................         17,606        17,564
      5.35%, Due 1/18/2008 # ..................................         50,000        49,874
                                                                                 -----------
   TOTAL COMMERCIAL PAPER .....................................                    2,424,597
                                                                                 -----------
TIME DEPOSITS - 3.03%
   Danske Bank, 5.00%, Due 1/2/2008 ...........................        400,000       400,000
                                                                                 -----------

                                                                     SHARES
                                                                  ------------
SHORT TERM INVESTMENTS - 9.64%
   BlackRock Temp Fund ........................................    630,638,084       630,638
   Dreyfus Institutional Cash Advantage Fund ..................    640,000,000       640,000
                                                                                 -----------
   TOTAL SHORT TERM INVESTMENTS ...............................                    1,270,638
                                                                                 -----------

                                                                       PAR
                                                                     AMOUNT
                                                                  ------------
REPURCHASE AGREEMENTS - 19.42%
   Bank of America, NA, 4.68%, Due 1 /2/2008 (Held at Bank of
      New York, Collateralized by Mortgage Loan Obligations
      valued at $577,800, 2/23/2036) ..........................   $    540,000       540,000
   Barclays Bank plc, 4.65%, Due 1/2/2008 (Held at Bank of
      New York, Collateralized by Equity Securities valued at
      $619,500, 1/1/2049) .....................................        590,000       590,000
   Citigroup, Inc., 4.68%, Due 1/2/2008 (Held at Chase NYC,
      Collateralized by Mortgage Loan Obligations valued at
      $433,771, 2/28/2037 - 11/29/2037) .......................        390,000       390,000
   Deutsche Bank Securities, Inc., 4.68%, Due 1/2/2008 (Held at
      Bank of New York, Collateralized by Equity Securities
      valued at $325,500, 1/1/2049) ...........................        310,000       310,000
   Goldman Sachs Group, Inc., 4.75%, Due 1 /2/2008 (Held at
      Bank of New York, Collateralized by Mortgage Loan
      Obligations valued at $144,200, 1/1/2010 - 1/1/2020) ....        140,000       140,000
   Lehman Brothers, Inc., 4.70%, Due 1 /2/2008 (Held at Chase
      NYC, Collateralized by Corporate Obligations valued at
      $55,611, 5.125% - 6.75%, 9/13/2016 - 7/15/2027 and U.S.
      Government Agency Obligations valued at $546,108, 5.5% -
      6.5%, 11/1/2036 -9/1/2037) ..............................        590,000       590,000
                                                                                 -----------
   TOTAL REPURCHASE AGREEMENTS ................................                    2,560,000
                                                                                 -----------
TOTAL INVESTMENTS - 99.63% (COST $13,135,103) .................                  $13,135,103
OTHER ASSETS, NET OF LIABILITIES - 0.37% ......................                       48,896
                                                                                 -----------
TOTAL NET ASSETS - 100.00% ....................................                  $13,183,999
                                                                                 ===========

                             See accompanying notes

AMERICAN BEACON MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007

     Percentages are stated as a percent of net assets.

++ The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.

# Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $3,173,315 or 24.07% of net assets. The Fund has no right to demand registration of these securities.

                             See accompanying notes

AMERICAN BEACON U.S. GOVERNMENT MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007

                                                                       PAR
                                                                     AMOUNT         VALUE
                                                                  ------------   -----------
                                                                    (DOLLARS IN THOUSANDS)
U.S. AGENCY OBLIGATIONS - 18.88%
FEDERAL HOME LOAN BANK - 8.84%
      4.56%, Due 3/17/2008 ....................................   $      7,500   $     7,428
      4.27%, Due 3/26/2008 ....................................         20,000        19,798
      4.775%, Due 8/15/2008 ++ ................................         35,000        35,014
      4.841%, Due 9/17/2008 ++ ................................         25,000        24,992
      5.074%, Due 1/5/2009 ++ .................................         35,000        34,998
                                                                                 -----------
                                                                                     122,230
                                                                                 -----------
FEDERAL HOME LOAN MORTGAGE CORPORATION - 5.94%
      4.25%, Due 1/28/2008 ....................................         29,000        28,907
      4.29%, Due 3/24/2008 ....................................         18,382        18,200
      4.55%, Due 4/7/2008 .....................................         10,072         9,948
      4.767%, Due 2/11/2009 ++ ................................         25,000        24,994
                                                                                 -----------
                                                                                      82,049
                                                                                 -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 4.10%
      4.45%, Due 2/6/2008 .....................................         17,736        17,657
      4.27%, Due 3/19/2008 ....................................         15,085        14,946
      4.28%, Due 3/26/2008 ....................................         20,044        19,842
      4.47%, Due 4/9/2008 .....................................          4,199         4,147
                                                                                 -----------
                                                                                      56,592
                                                                                 -----------
   TOTAL U.S. AGENCY OBLIGATIONS ..............................                      260,871
                                                                                 -----------
REPURCHASE AGREEMENTS - 81.06%
   Banc of America Securities LLC, 4.62%, Due 1/2/2008 (Held at
      Bank New York, Collateralized by U.S. Government Agency
      Obligations valued at $408,000, 5.0%, 6/1/2035) .........        400,000       400,000
   Barclays Capital, Inc., 4.65%, Due 1/2/2008 (Held at Bank of
      New York, Collateralized by U.S. Government Agency
      Obligations valued at $306,000, 4.5% - 6.0%, 1/1/2018 -
      5/1/2047) ...............................................        300,000       300,000
   Goldman Sachs, 4.75%, Due 1/2/2008 (Held at Bank of New
      York, Collateralized by U.S. Government Agency
      Obligations valued at $428,682, 4.5% - 7.0%, 7/1/2010 -
      12/1/2037) ..............................................        420,276       420,276
                                                                                 -----------
   TOTAL REPURCHASE AGREEMENTS ................................                    1,120,276
                                                                                 -----------
TOTAL INVESTMENTS - 99.94% (COST $1,381,147) ..................                  $ 1,381,147
OTHER ASSETS, NET OF LIABILITIES - 0.06% ......................                          837
                                                                                 -----------
TOTAL NET ASSETS - 100.00% ....................................                  $ 1,381,984
                                                                                 ===========

     Percentages are stated as a percent of net assets.

++ The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.

                             See accompanying notes

AMERICAN BEACON MASTER TRUST PORTFOLIOS
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2007 (IN THOUSANDS)

                                                                                             U.S. GOVERNMENT
                                                                              MONEY MARKET     MONEY MARKET
                                                                              ------------   ---------------
ASSETS:
   Investment in securities at value (cost - $10,575,103 and $260,871,
   respectively)...........................................................    $10,575,103      $  260,871
   Repurchase agreement (cost - $2,560,000 and $1,120,276, respectively)...      2,560,000       1,120,276
   Dividends and interest receivable.......................................         50,408           1,008
   Prepaid expenses........................................................              8              --
                                                                               -----------      ----------
      TOTAL ASSETS.........................................................     13,185,519       1,382,155
                                                                               -----------      ----------
LIABILITIES:
   Management and investment advisory fees payable (Note 2)................          1,302             107
   Other liabilities.......................................................            218              64
                                                                               -----------      ----------
      TOTAL LIABILITIES....................................................          1,520             171
                                                                               -----------      ----------
NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL INTERESTS...................    $13,183,999      $1,381,984
                                                                               ===========      ==========

                             See accompanying notes

AMERICAN BEACON MASTER TRUST PORTFOLIOS
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2007 (IN THOUSANDS)

                                                                         U.S. Government
                                                          Money Market     Money Market
                                                          ------------   ---------------
INVESTMENT INCOME:
   Interest income.....................................     $841,750         $48,251
                                                            --------         -------
      TOTAL INVESTMENT INCOME..........................      841,750          48,251
                                                            --------         -------
EXPENSES:
   Management and investment advisory fees (Note 2)....       15,926             947
   Custodian fees......................................          443              27
   Professional fees...................................          177              43
   Other expenses......................................          381              31
                                                            --------         -------
      TOTAL EXPENSES...................................       16,927           1,048
                                                            --------         -------
NET INVESTMENT INCOME..................................      824,823          47,203
                                                            --------         -------
REALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments....................          127               3
                                                            --------         -------
      NET GAIN ON INVESTMENTS..........................          127               3
                                                            --------         -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...     $824,950         $47,206
                                                            ========         =======

                             See accompanying notes

AMERICAN BEACON MASTER TRUST PORTFOLIOS
STATEMENT OF CHANGES IN NET ASSETS
(IN THOUSANDS)

                                                                                      U.S. GOVERNMENT
                                                          MONEY MARKET                  MONEY MARKET
                                                     Year Ended December 31,      Year Ended December 31,
                                                  ----------------------------   -------------------------
                                                      2007            2006           2007          2006
                                                  ------------   -------------   -----------   -----------
INCREASE IN NET ASSETS:
OPERATIONS:
   Net investment income.......................   $    824,823   $     530,893   $    47,203   $    17,197
   Net realized gain on investments............            127              12             3             1
                                                  ------------   -------------   -----------   -----------
      TOTAL INCREASE IN NET ASSETS RESULTING
         FROM OPERATIONS.......................        824,950         530,905        47,206        17,198
                                                  ------------   -------------   -----------   -----------
TRANSACTIONS IN INVESTORS' BENEFICIAL
INTERESTS:
   Contributions...............................     35,059,358     131,682,048     5,041,893     3,002,184
   Withdrawals.................................    (35,428,478)   (126,270,825)   (4,270,511)   (2,695,546)
                                                  ------------   -------------   -----------   -----------
      NET INCREASE (DECREASE) IN NET ASSETS
         RESULTING FROM TRANSACTIONS IN
         INVESTORS' BENEFICIAL INTERESTS.......       (369,120)      5,411,223       771,382       306,638
                                                  ------------   -------------   -----------   -----------
      NET INCREASE IN NET ASSETS...............        455,830       5,942,128       818,588       323,836
                                                  ------------   -------------   -----------   -----------
NET ASSETS:
   Beginning of period.........................     12,728,169       6,786,041       563,396       239,560
                                                  ------------   -------------   -----------   -----------
   END OF PERIOD...............................   $ 13,183,999   $  12,728,169   $ 1,381,984   $   563,396
                                                  ============   =============   ===========   ===========

                             See accompanying notes

AMERICAN BEACON MASTER TRUST PORTFOLIOS
FINANCIAL HIGHLIGHTS

                                                          Money Market
                                                     Year Ended December 31,
                                                --------------------------------
                                                2007   2006   2005   2004   2003
                                                ----   ----   ----   ----   ----
Total return.................................   5.33%  5.09%  3.25%  1.34%  1.13%
Ratios to average net assets (annualized):...
   Expenses..................................   0.11%  0.11%  0.11%  0.11%  0.11%
   Net investment income.....................   5.19%  5.03%  3.20%  1.30%  1.14%

                                                  U.S. Government Money Market
                                                     Year Ended December 31,
                                                --------------------------------
                                                2007   2006   2005   2004   2003
                                                ----   ----   ----   ----   ----
Total return.................................   5.18%  5.04%  3.19%  1.30%  1.11%
Ratios to average net assets (annualized):...
   Expenses..................................   0.11%  0.12%  0.12%  0.11%  0.12%
   Net investment income.....................   4.98%  4.97%  3.15%  1.30%  1.13%

AMERICAN BEACON MASTER TRUST
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

          American Beacon Master Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a no load, open-end management investment company that was organized as a trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated as of November 1, 2004. Prior to November 1, 2004, the Trust was organized as a trust under the laws of the State of New York. Beneficial interests in the Trust are divided into separate series, each having distinct investment objectives and policies. These financial statements relate to the American Beacon Master Money Market Portfolio and American Beacon Master U.S. Government Money Market Portfolio (each a "Portfolio" and collectively the "Portfolios"). The objective of each Portfolio is current income, liquidity and the maintenance of a stable price of $1.00 per share. The assets of each Portfolio belong only to that Portfolio, and the liabilities of each Portfolio are borne solely by that Portfolio and no other.

          American Beacon Advisors, Inc. (the "Manager") is a wholly owned subsidiary of AMR Corporation and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services.

          The following is a summary of the significant accounting policies followed by the Portfolios.

Security Valuation

          Securities of the Portfolios are valued at amortized cost, which approximates fair value. In the event that a deviation of 1/2 of 1% or more exists between the $1.00 per share price of the Portfolios, calculated at amortized cost, and the price per share calculated by reference to market quotations, or if there is any other deviation that the Trust's Board of Trustees (the "Board") believes would result in a material dilution to shareholders or purchasers, the Board will promptly consider the appropriate action that should be initiated.

Security Transactions and Investment Income

          Security transactions are recorded on the trade date of the security purchase or sale. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for amortization of premiums or accretion of discounts on investment grade short-term securities and zero coupon instruments. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Federal Income Taxes

          The Portfolios will be treated as partnerships for federal income tax purposes. As such, each investor in a Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that each Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of subchapter M of the Internal Revenue Code.

Repurchase Agreements

          Under the terms of a repurchase agreement, securities are acquired by a Portfolio from a securities dealer or a bank that are subject to resale at a later date. Repurchase agreements are fully collateralized by government securities for the Portfolios. Additionally, repurchase agreements in the Money Market Portfolio may be collateralized by non-government securities. All collateral is valued at cost, which approximates market value and is held at the custodian bank. The collateral is monitored daily by the Manager so that the collateral's market value exceeds the carrying value of the repurchase agreement plus accrued interest.

AMERICAN BEACON MASTER TRUST
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

Use of Estimates

          The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Recently Issued Accounting Pronouncements

          On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance on how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolios' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Portfolios file tax returns with the U.S. Internal Revenue Service. Generally, the tax authorities can examine all tax returns filed for the last three years. The Portfolios may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. If applicable, the Portfolios recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in "Other expenses" on the Statements of Operations. The Portfolios adopted the provisions of FIN 48 effective January 1, 2007. Tax positions taken by the Portfolios have been deemed to meet the more likely than not threshold, and therefore there have been no adjustments to the Portfolios' net asset value per share.

          In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2007, the Manager does not believe the adoption of FAS 157 will materially impact the amounts represented in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

Other

          Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2. TRANSACTIONS WITH AFFILIATES

Management Agreement

          The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all administrative, investment advisory and portfolio management services. The Manager serves as the sole investment advisor to each of the Portfolios. As compensation for performing

AMERICAN BEACON MASTER TRUST
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

the duties required under the Management Agreement, the Manager receives from the Portfolios 0.10% of the average daily net assets of each of the Portfolios.

Interfund Lending Program

          Pursuant to an exemptive order by the Securities and Exchange Commission, the Portfolios, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Money Market Portfolio to lend money to other participating series managed by the Manager. For the year ended December 31, 2007, the Money Market Portfolio earned $8,708 under the credit facility. This amount is included in interest income on the financial statements.

AMERICAN BEACON FUNDS
PRIVACY POLICY & FEDERAL TAX INFORMATION
DECEMBER 31, 2007 (UNAUDITED)

PRIVACY POLICY

          The American Beacon Funds recognizes and respects the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

          We may collect nonpublic personal information about you from one or more of the following sources:

               - information we receive from you on applications or other forms;

               - information about your transactions with us or our service providers; and

               -    information we receive from third parties.

          We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

          We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

FEDERAL TAX INFORMATION

          We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those in other areas of this report because of differences between tax and financial reporting requirements.

          The distributions to shareholders during the tax year ended December 31, 2007 include short-term capital gains of $9,550 and $24 for the Money Market Fund and U.S. Government Money Market Fund, respectively.

          We are required by Internal Revenue Code to advise you within 60 days of the Funds' fiscal year end as to the federal tax status of dividends paid by the Funds during its fiscal year ended December 31, 2007. For purposes of preparing your annual federal income tax returns, you should report the amounts reflected on your Form 1099-DIV, Box 1a. Of the ordinary dividends paid, the percentage of income exempt from federal income taxes is 0% for both the Money Market Fund and the U.S. Government Money Market Fund.

          Of the ordinary dividends paid to shareholders of the U.S. Government Money Market Fund during the tax year ended December 31, 2007, 8.1% were derived from U.S. Treasury Obligations.

          Pursuant to Section 852 of the Internal Revenue Code, the Money Market Fund designated $621 as long-term capital gain dividends for the taxable year ended December 31, 2007.

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

          The Trustees and officers of the American Beacon Funds (the "Trust") are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-seven funds in the fund complex that includes the Trust, the American Beacon Master Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds. The Trust's Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

                               POSITION, TERM OF
                               OFFICE AND LENGTH
                                 OF TIME SERVED             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS            WITH THE TRUST                      AND CURRENT DIRECTORSHIPS
---------------------        ---------------------   ---------------------------------------------------------
INTERESTED TRUSTEES

                                     Term
                               Lifetime of Trust
                                until removal,
                                resignation or
                                  retirement*

Douglas G. Herring** (50)      Trustee since 2006    President (2006-Present) and CEO (2008-Present), American
                                 Executive Vice      Beacon Advisors, Inc.; Vice President and Controller,
                                 President from      American Airlines, Inc. (1998-2006); Chairman
                                  2006 to 2007       (2003-Present) and Director (1995-Present), American
                              President since 2007   Airlines Federal Credit Union; Trustee, American Beacon
                                                     Mileage Funds (2006-Present); Trustee, American Beacon
                                                     Select Funds (2006-Present); Trustee, American Beacon
                                                     Master Trust (2006-Present); Director, American Beacon
                                                     Global Funds SPC (2007-Present); Director, American
                                                     Beacon Global Funds plc (2007-Present).

William F. Quinn** (59)             Trustee          Chairman (2006-Present), CEO (2006-2007), President
                                   since 1987        (1986-2006), and Director (2003-Present), American Beacon
                                 President from      Advisors, Inc.; Chairman (1989-2003) and Director
                                  1987 to 2007       (1979-1989, 2003-Present), American Airlines Federal
                                 Executive Vice      Credit Union; Director, Hicks Acquisition I, Inc.
                                   President         (2007-Present); Director, Crescent Real Estate Equities,
                                   since 2007        Inc.(1994-2007); Director, Pritchard, Hubble & Herr, LLC
                                                     (investment advisor) (2001-2006); Director of Investment
                                                     Committee, Southern Methodist University Endowment Fund
                                                     (1996-Present); Member, Southern Methodist University Cox
                                                     School of Business Advisory Board (1999-2002); Member,
                                                     New York Stock Exchange Pension Manager Committee
                                                     (1997-1998, 2000-2002, 2006-Present); Chairman
                                                     (2007-Present) and Vice Chairman (2004-2007), Committee
                                                     for the Investment of Employee Benefits; Director, United
                                                     Way of Metropolitan Tarrant County (1988-2000,
                                                     2004-Present); Trustee, American Beacon Mileage Funds
                                                     (1995-Present); Trustee, American Beacon Select Funds
                                                     (1999-Present); Trustee, American Beacon Master Trust
                                                     (1995-Present); Director, American Beacon Global Funds
                                                     SPC (2002-Present); Director, American Beacon Global
                                                     Funds plc (2007-Present).

Alan D. Feld** (71)            Trustee since 1996    Partner, Akin, Gump, Strauss, Hauer & Feld, LLP (law
                                                     firm) (1960-Present); Director, Clear Channel
                                                     Communications (1984-Present); Trustee, CenterPoint
                                                     Properties (1994-2006); Member Board of Trustees,
                                                     Southern Methodist University; Member, Board of Visitors,
                                                     The University of Texas M.D. Anderson Cancer Center;
                                                     Member, Board of Visitors, Zale Lipshy Hospital; Trustee,
                                                     American Beacon Mileage Funds (1996-Present); Trustee,
                                                     American Beacon Select Funds (1999-Present); Trustee,
                                                     American Beacon Master Trust (1996-Present).

NON-INTERESTED TRUSTEES               Term
                               Lifetime of Trust
                                 until removal,
                                 resignation or
                                  retirement*

W. Humphrey Bogart (63)        Trustee since 2004    Consultant, New River Canada Ltd. (mutual fund servicing
                                                     company) (1998-2003); Board Member, Baylor University
                                                     Medical Center Foundation (1992-2004); President and CEO,
                                                     Allmerica Trust Company, NA (1996-1997); President and
                                                     CEO, Fidelity Investments Southwest Company (1983-1995);
                                                     Senior Vice President of Regional Centers, Fidelity
                                                     Investments (1988-1995); Trustee, American Beacon Mileage
                                                     Funds (2004-Present); Trustee, American Beacon Select
                                                     Funds (2004-Present); Trustee, American Beacon Master
                                                     Trust (2004-Present).

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

                               POSITION, TERM OF
                               OFFICE AND LENGTH
                                 OF TIME SERVED             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS            WITH THE TRUST                      AND CURRENT DIRECTORSHIPS
---------------------        ---------------------   ---------------------------------------------------------
NON-INTERESTED TRUSTEES
(CONT.)

Brenda A. Cline (47)           Trustee since 2004    Executive Vice President, Chief Financial Officer,
                                                     Treasurer and Secretary, Kimbell Art Foundation
                                                     (1993-Present); Trustee, Texas Christian University
                                                     (1998-Present); Trustee, W.I. Cook Foundation, Inc.
                                                     (d/b/a Cook Children's Health Foundation) (2001-2006);
                                                     Director, Christian Church Foundation (1999-2007);
                                                     Trustee, American Beacon Mileage Funds (2004-Present);
                                                     Trustee, American Beacon Select Funds (2004-Present);
                                                     Trustee, American Beacon Master Trust (2004-Present).

Richard A. Massman (64)        Trustee since 2004    Senior Vice President and General Counsel, Hunt
                                                     Consolidated, Inc. (holding company engaged in oil and
                                                     gas exploration and production, refining, real estate,
                                                     farming, ranching, and venture capital activities)
                                                     (1994-Present); Trustee, American Beacon Mileage Funds
                                                     (2004-Present); Trustee, American Beacon Select Funds
                                                     (2004-Present); Trustee, American Beacon Master Trust
                                                     (2004-Present).

Stephen D. O'Sullivan (72)     Trustee since 1987    Consultant (1994-Present); Trustee, American Beacon
                                                     Mileage Funds (1995-Present); Trustee, American Beacon
                                                     Select Funds (1999-Present); Trustee, American Beacon
                                                     Master Trust (1995-Present).

R. Gerald Turner (62)          Trustee since 2001    President, Southern Methodist University (1995-Present);
225 Perkins Admin. Bldg.                             Director, ChemFirst (1986-2002); Director, J.C. Penney
Southern Methodist Univ.                             Company, Inc. (1996-Present); Director, California
Dallas, Texas 75275                                  Federal Preferred Capital Corp. (2001-2003); Director,
                                                     Kronus Worldwide Inc. (chemical manufacturing)
                                                     (2003-Present); Director, First Broadcasting Investment
                                                     Partners, LLC (2003-2007); Member, Salvation Army of
                                                     Dallas Board of Directors; Member, Methodist Hospital
                                                     Advisory Board; Co-Chair, Knight Commission on
                                                     Intercollegiate Athletics; Trustee, American Beacon
                                                     Mileage Funds (2001-Present); Trustee, American Beacon
                                                     Select Funds (2001-Present); Trustee, American Beacon
                                                     Master Trust (2001-Present).

Kneeland Youngblood (52)       Trustee since 1996    Managing Partner, Pharos Capital Group, LLC (a private
100 Crescent Court               Chairman since      equity firm) (1998-Present); Director, Energy Future
Suite 1740                            2005           Holdings Corp. (2007-Present); Director, Burger King
Dallas, Texas 75201                                  Corporation (2004-Present); Director, Gap, Inc.
                                                     (2006-Present); Trustee, City of Dallas, Texas Employee
                                                     Retirement Fund (2004-Present); Director, Starwood Hotels
                                                     and Resorts (2001-Present); Member, Council on Foreign
                                                     Relations (1995-Present); Trustee, St. Mark's School of
                                                     Texas (2002-Present); Trustee, American Beacon Mileage
                                                     Funds (1996- Present); Trustee, American Beacon Select
                                                     Funds (1999-Present); Trustee, American Beacon Master
                                                     Trust (1996-Present).

TRUSTEES AND OFFICERS OF THE AMERICAN BEACON FUNDS
(UNAUDITED)

                               POSITION, TERM OF
                               OFFICE AND LENGTH
                                 OF TIME SERVED             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS            WITH THE TRUST                      AND CURRENT DIRECTORSHIPS
---------------------        ---------------------   ---------------------------------------------------------
OFFICERS

                                      Term
                                    One Year

Rosemary K. Behan (48)         VP, Secretary and     Vice President, Legal and Compliance, American Beacon
                                  Chief Legal        Advisors, Inc. (2006-Present); Assistant General Counsel,
                               Officer since 2006    First Command Financial Planning, Inc. (2004-2006);
                                                     Enforcement Attorney (1995-2004), Securities and Exchange
                                                     Commission.

Brian E. Brett (47)              VP since 2004       Vice President, Director of Sales and Marketing, American
                                                     Beacon Advisors, Inc. (2004-Present); Regional Vice
                                                     President, Neuberger Berman, LLC (investment advisor)
                                                     (1996-2004).

Wyatt Crumpler (41)              VP since 2007       Vice President, Trust Investments, American Beacon
                                                     Advisors, Inc. (2007-Present); Managing Director of
                                                     Corporate Accounting (2004-2007), Director of IT Strategy
                                                     and Finance (2002-2004), American Airlines, Inc.

Michael W. Fields (53)           VP since 1989       Vice President, Fixed Income Investments, American Beacon
                                                     Advisors, Inc. (1988-Present); Director, American Beacon
                                                     Global Funds SPC (2002-Present); Director, American
                                                     Beacon Global Funds plc (2007-Present).

Rebecca L. Harris (41)        Treasurer since 1995   Vice President, Finance, American Beacon Advisors, Inc.
                                                     (1995-Present).

Christina E. Sears (36)         Chief Compliance     Chief Compliance Officer, American Beacon Advisors, Inc.
                               Officer since 2004    (2004-Present); Senior Compliance Analyst, American
                              and Asst. Secretary    Beacon Advisors, Inc. (1998-2004).
                                   since 1999

* The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, with the exception of Messrs. Quinn and O'Sullivan.

** Messrs. Quinn, Feld and Herring are deemed to be "interested persons" of the Trust, as defined by the 1940 Act. Mr. Quinn is Chairman of the Manager. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to one or more of the Trust's Investment advisors. Mr. Herring is President and CEO of the Manager.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                        (AMERICAN BEACON FUNDS(SM) LOGO)

DELIVERY OF DOCUMENT

To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request. If you invest in the Fund through a financial institution, you may be able to receive the Fund's regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution's name or contact your financial institution directly.

TO OBTAIN MORE INFORMATION ABOUT THE FUND:

              (GRAPHIC)                                 (GRAPHIC)
              BY E-MAIL:                            ON THE INTERNET:
american_beacon.funds@ambeacon.com                Visit our website at
                                               www.americanbeaconfunds.com


              (GRAPHIC)                                 (GRAPHIC)
             BY TELEPHONE:                              BY MAIL:
         Institutional Class                     American Beacon Funds
         Call (800) 658-5811                 4151 Amon Carter Blvd., MD 2450
           PlanAhead Class                        Fort Worth, TX 76155
         Call (800) 388-3344

 AVAILABILITY OF QUARTERLY PORTFOLIO     AVAILABILITY OF PROXY VOTING POLICY AND
              SCHEDULES                                  RECORDS

In addition to the Schedule of          A description of the policies and
Investments provided in each            procedures the Fund uses to determine
semi-annual and annual report, the      how to vote proxies relating to
Fund files a complete schedule of its   portfolio securities is available in the
portfolio holdings with the             Fund's Statement of Additional
Securities and Exchange Commission      Information, is available free of charge
("SEC") on Form N-Q as of the first     on the Fund's website
and third fiscal quarters. The Fund's   (www.americanbeaconfunds.com) and by
Forms N-Q are available on the SEC's    calling 1-800-967-9009 or by accessing
website at www.sec.gov. The Forms N-Q   the SEC's website at www.sec.gov. The
may also be reviewed and copied at      Fund's proxy voting record for the most
the SEC's Public Reference Room, 450    recent year ended June 30 is filed
Fifth Street, NW, Washington, DC        annually with the SEC on Form N-PX. The
20549. Information regarding the        Fund's Forms N-PX are available on the
operation of the SEC's Public           SEC's website at www.sec.gov. The Fund's
Reference Room may be obtained by       proxy voting record may also be obtained
calling 1-800-SEC-0330. A complete      by calling 1-800-967-9009.
schedule of the Fund's portfolio
holdings is also available on the
Funds' website
(www.americanbeaconfunds.com)
approximately thirty days after the
end of each month.

FUND SERVICE PROVIDERS:

CUSTODIAN
STATE STREET BANK AND TRUST
Boston, Massachusetts

TRANSFER AGENT
BOSTON FINANCIAL DATA SERVICES
Kansas City, Missouri

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
ERNST & YOUNG LLP
Dallas, Texas

DISTRIBUTOR
FORESIDE FUND SERVICES
Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current prospectus.

American Airlines, Inc. is not responsible for investments made in the American Beacon Funds. American Beacon Funds is a service mark of AMR Corporation. PlanAhead Class is a registered service mark of American Beacon Advisors, Inc. American Beacon Money Market Fund and American Beacon U.S. Government Money Market Fund are service marks of American Beacon Advisors, Inc.

                                                                        AR 12/07
                                                                          541497

ITEM 2. CODE OF ETHICS.
The Trust has adopted a code of ethics that applies to its principal executive and financial officers (the "Code"). The Trust did not amend the Code nor did it grant any waivers to the provisions of the Code during the period covered by the shareholder report presented in Item 1. The Code is filed herewith as
Exhibit 99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Trust's Board of Trustees has determined that Brenda Cline, a member of the Trust's Audit and Compliance Committee, is an "audit committee financial expert" as defined in Form N-CSR. Ms. Cline is "independent" as defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)

Audit Fees     Fiscal Year Ended
----------     -----------------
  $265,722         10/31/2006 Revised
  $92,179          12/31/2006
  $280,229         10/31/2007
  $85,006          12/31/2007

(b)

Audit-Related Fees    Fiscal Year Ended
------------------    -----------------
 $23,164*                10/31/2006
 $0                      12/31/2006
 $8,750*                 10/31/2006
 $0                      12/31/2006

* Attestation services related to Interfund Lending Program

(c)

Tax Fees     Fiscal Year Ended
--------     -----------------
 $0             10/31/2006
 $0             12/31/2006
 $29,199        10/31/2007
 $11,141        12/31/2007

(d)

All Other Fees     Fiscal Year Ended
--------------     -----------------
     $0               10/31/2006
     $0               12/31/2006
     $0               10/31/2007
     $0               12/31/2007

(e)(1) Pursuant to its charter, the Trust's Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust's principal accountant:

        - to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts' financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;
        - to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser ("adviser affiliate") that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;
        - to consider whether the non-audit services provided by a Trust's auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor's independence;
        - to review the arrangements for and scope of the annual audit and any special audits; and
        - to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     Not applicable.

(g)

Aggregate Non-Audit Fees for Services Rendered to the:
------------------------------------------------------
                        Adviser's Affiliates Providing
Registrant   Adviser    Ongoing Services to Registrant     Fiscal Year Ended
----------   -------    ------------------------------     -----------------
  $23,164      $0                   N/A                       10/31/2006
  $0           $0                   N/A                       12/31/2006
  $29,199      $0                   N/A                       10/31/2007
  $11,141      $0                   N/A                       12/31/2007

(h)     Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
The schedules of investments for each series of the Trust are included in the shareholder report presented in Item 1. The shareholder report for the S&P 500 Index Fund, the Small Cap Index Fund and the International Equity Index Fund presented in Item 1 includes a summary schedule of investments for the Master International Index Series and the Master Small Cap Index Series, both of which are series of the Master Quantitative Series Trust. A complete schedule of investments for each of these two series follows.

Master Small Cap Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007

                                       Shares
Industry                                 Held  Common Stocks                                                             Value
----------------------------------------------------------------------------------------------------------------------------------
Advertising Agencies - 0.4%             7,600  DG FastChannel, Inc. (a)                                              $     194,864
                                       11,700  Greenfield Online, Inc. (a)                                                 170,937
                                       14,600  inVentiv Health, Inc. (a)                                                   452,016
                                       12,200  Marchex, Inc. Class B (i)                                                   132,492
                                       19,770  National CineMedia, Inc.                                                    498,402
                                       22,600  Valassis Communications, Inc. (a)                                           264,194
                                       46,380  ValueClick, Inc. (a)                                                      1,015,722
                                                                                                                   ---------------
                                                                                                                         2,728,627
----------------------------------------------------------------------------------------------------------------------------------
Aerospace - 0.8%                        3,000  AeroVironment, Inc. (a)                                                      72,600
                                        6,400  Argon ST, Inc. (a)                                                          118,784
                                       20,568  Curtiss-Wright Corp.                                                      1,032,514
                                       11,726  Heico Corp. (i)                                                             638,832
                                        6,900  Ladish Co., Inc. (a)                                                        298,011
                                        3,500  MTC Technologies, Inc. (a)                                                   82,250
                                       16,713  Moog, Inc. Class A (a)                                                      765,623
                                       27,735  Orbital Sciences Corp. (a)                                                  680,062
                                       16,334  Teledyne Technologies, Inc. (a)                                             871,092
                                        4,500  TransDigm Group, Inc. (a)                                                   203,265
                                                                                                                   ---------------
                                                                                                                         4,763,033
----------------------------------------------------------------------------------------------------------------------------------
Agriculture, Fishing &                  1,200  Alico, Inc. (i)                                                              43,800
Ranching - 0.1%                         6,500  The Andersons, Inc.                                                         291,200
                                        4,000  Cadiz, Inc. (a)                                                              84,000
                                                                                                                   ---------------
                                                                                                                           419,000
----------------------------------------------------------------------------------------------------------------------------------
Air Transport - 0.7%                   16,368  AAR Corp. (a)(g)                                                            622,475
                                       23,100  ABX Holdings, Inc. (a)                                                       96,558
                                       39,820  AirTran Holdings, Inc. (a)                                                  285,111
                                       18,398  Alaska Air Group, Inc. (a)                                                  460,134
                                        1,600  Allegiant Travel Co. (a)                                                     51,424
                                        6,500  Atlas Air Worldwide Holdings, Inc. (a)                                      352,430
                                        9,185  Bristow Group, Inc. (a)                                                     520,330
                                       17,500  ExpressJet Holdings, Inc. (a)                                                43,400
                                       83,400  JetBlue Airways Corp. (a)(i)                                                492,060
                                        9,800  Midwest Air Group, Inc. (a)                                                 145,040
                                        7,100  PHI, Inc. (a)                                                               220,242
                                       10,200  Pinnacle Airlines Corp. (a)                                                 155,550
                                       14,700  Republic Airways Holdings, Inc. (a)                                         287,973
                                       28,400  SkyWest, Inc.                                                               762,540
                                                                                                                   ---------------
                                                                                                                         4,495,267
----------------------------------------------------------------------------------------------------------------------------------
Aluminum - 0.2%                        13,692  Century Aluminum Co. (a)                                                    738,546
                                        7,100  Kaiser Aluminum Corp.                                                       564,308
                                                                                                                   ---------------
                                                                                                                         1,302,854
----------------------------------------------------------------------------------------------------------------------------------
Auto Parts: After                      10,343  Aftermarket Technology Corp. (a)                                            281,950
Market - 0.1%                           8,450  Commercial Vehicle Group, Inc. (a)                                          122,525
                                        4,800  Standard Motor Products, Inc.                                                39,168
                                       10,999  Superior Industries International, Inc. (i)                                 199,852
                                                                                                                   ---------------
                                                                                                                           643,495
----------------------------------------------------------------------------------------------------------------------------------
Auto Parts: Original                   21,100  American Axle & Manufacturing Holdings, Inc.                                392,882
Equipment - 0.5%                       10,800  Amerigon Inc. (a)                                                           227,448
                                       33,600  ArvinMeritor, Inc.                                                          394,128
                                       47,500  Hayes Lemmerz International, Inc. (a)                                       217,075
                                       35,680  Lear Corp. (a)                                                              986,909

Master Small Cap Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007

                                       Shares
Industry                                 Held  Common Stocks                                                             Value
----------------------------------------------------------------------------------------------------------------------------------
                                        6,900  Noble International Ltd.                                              $     112,539
                                        3,873  Sauer-Danfoss, Inc.                                                          97,019
                                        3,900  Stoneridge, Inc. (a)                                                         31,356
                                       20,200  Tenneco, Inc. (a)                                                           526,614
                                       61,200  Visteon Corp. (a)                                                           268,668
                                                                                                                   ---------------
                                                                                                                         3,254,638
----------------------------------------------------------------------------------------------------------------------------------
Auto, Trucks & Parts - 0.1%             8,400  Accuride Corp. (a)                                                           66,024
                                       31,900  Force Protection, Inc. (a)(i)                                               148,973
                                        4,000  Miller Industries, Inc. (a)                                                  54,760
                                       13,394  Modine Manufacturing Co.                                                    221,135
                                       15,400  Spartan Motors, Inc. (i)                                                    117,656
                                       13,245  Wabash National Corp.                                                       101,854
                                                                                                                   ---------------
                                                                                                                           710,402
----------------------------------------------------------------------------------------------------------------------------------
Banks: New York City - 0.1%             6,600  Northfield Bancorp, Inc. (a)                                                 71,412
                                       14,000  Signature Bank (a)                                                          472,500
                                                                                                                   ---------------
                                                                                                                           543,912
----------------------------------------------------------------------------------------------------------------------------------
Banks: Outside                          4,684  1st Source Corp.                                                             81,080
New York City - 5.1%                    7,480  Abington Bancorp, Inc.                                                       70,312
                                        7,421  Alabama National Bancorp.                                                   577,428
                                       11,718  Amcore Financial, Inc.                                                      265,998
                                        8,350  AmericanWest Bancorp (i)                                                    147,210
                                        5,900  Ameris Bancorp                                                               99,415
                                        2,990  Bancfirst Corp.                                                             128,121
                                       10,600  Banco Latinoamericano de Exportaciones, SA                                  172,886
                                        6,915  The Bancorp, Inc. (a)                                                        93,076
                                        6,700  Bank of the Ozarks, Inc.                                                    175,540
                                       10,100  BankFinancial Corp.                                                         159,782
                                        8,013  Banner Corp.                                                                230,213
                                       13,600  Beneficial Mutual Bancorp, Inc. (a)                                         132,192
                                       17,233  Boston Private Financial Holdings, Inc.                                     466,669
                                       31,365  CVB Financial Corp.                                                         324,314
                                        4,821  Capital City Bank Group, Inc. (i)                                           136,048
                                        4,800  Capital Corp. of the West                                                    93,264
                                        7,000  Capitol Bancorp Ltd.                                                        140,840
                                       12,025  Cascade Bancorp (i)                                                         167,388
                                       23,944  Cathay General Bancorp                                                      634,276
                                       24,000  Centennial Bank Holdings, Inc. (a)                                          138,720
                                        5,700  Center Financial Corp.                                                       70,224
                                       14,648  Central Pacific Financial Corp.                                             270,402
                                       11,748  Chemical Financial Corp.                                                    279,485
                                       20,282  Chittenden Corp.                                                            722,445
                                       35,687  Citizens Banking Corp.                                                      517,818
                                        8,593  City Holding Co.                                                            290,787
                                        6,598  CityBank                                                                    147,135
                                        2,400  Clifton Savings Bancorp, Inc.                                                23,520
                                       10,426  CoBiz Financial, Inc.                                                       155,035
                                        8,541  Columbia Banking System, Inc.                                               253,924
                                        5,200  Community Bancorp (a)                                                        90,324
                                       14,300  Community Bank System, Inc.                                                 284,141
                                        7,323  Community Trust Bancorp, Inc.                                               201,602
                                       18,604  Corus Bankshares, Inc. (i)                                                  198,505

Master Small Cap Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007

                                       Shares
Industry                                 Held  Common Stocks                                                             Value
----------------------------------------------------------------------------------------------------------------------------------
                                        3,500  Enterprise Financial Services Corp. (i)                               $      83,335
                                       39,200  First BanCorp                                                               285,768
                                        4,136  First Bancorp                                                                78,129
                                       13,214  First Busey Corp. (i)                                                       262,430
                                       15,123  First Charter Corp.                                                         451,573
                                       34,840  First Commonwealth Financial Corp. (i)                                      371,046
                                       11,111  First Community Bancorp, Inc.                                               458,218
                                        3,694  First Community Bancshares, Inc.                                            117,802
                                       14,387  First Financial Bancorp                                                     164,012
                                        9,753  First Financial Bankshares, Inc.                                            367,200
                                        5,744  First Financial Corp.                                                       162,785
                                        7,046  First Merchants Corp.                                                       153,885
                                       21,800  First Midwest Bancorp, Inc.                                                 667,080
                                        3,600  First Regional Bancorp (a)                                                   68,004
                                        2,600  First South Bancorp, Inc. (i)                                                57,694
                                       11,500  First State Bancorp.                                                        159,850
                                       35,400  FirstMerit Corp.                                                            708,354
                                       14,300  Franklin Bank Corp. (a)                                                      61,633
                                       18,466  Frontier Financial Corp. (i)                                                342,914
                                       24,764  Glacier Bancorp, Inc. (i)                                                   464,077
                                        5,500  Greene County Bancshares, Inc.                                              105,600
                                       12,554  Hancock Holding Co.                                                         479,563
                                       19,504  Hanmi Financial Corp.                                                       168,124
                                       14,736  Harleysville National Corp.                                                 214,704
                                        4,300  Heartland Financial USA, Inc. (i)                                            79,851
                                        4,700  Heritage Commerce Corp.                                                      86,433
                                        3,900  Home Bancshares, Inc.                                                        81,783
                                        7,545  Independent Bank Corp./MA                                                   205,375
                                       13,345  Independent Bank Corp./MI                                                   126,778
                                       10,774  Integra Bank Corp.                                                          152,021
                                       22,010  International Bancshares Corp.                                              460,889
                                       21,300  Investors Bancorp, Inc. (a)                                                 301,182
                                       10,148  Irwin Financial Corp.                                                        74,588
                                        6,705  Lakeland Bancorp, Inc.                                                       77,711
                                        4,100  Lakeland Financial Corp.                                                     85,690
                                       17,083  MB Financial, Inc.                                                          526,669
                                        7,827  Macatawa Bank Corp. (i)                                                      67,234
                                        6,719  MainSource Financial Group, Inc.                                            104,548
                                       10,780  Midwest Banc Holdings, Inc.                                                 133,888
                                       15,513  NBT Bancorp, Inc.                                                           354,007
                                       10,900  Nara Bancorp, Inc.                                                          127,203
                                       23,147  National Penn Bancshares, Inc. (i)                                          350,446
                                       31,395  Old National Bancorp                                                        469,669
                                        5,922  Old Second Bancorp, Inc.                                                    158,650
                                        6,141  Omega Financial Corp. (i)                                                   179,686
                                       11,318  Oriental Financial Group                                                    151,774
                                       22,162  Pacific Capital Bancorp                                                     446,121
                                        5,715  Park National Corp. (i)                                                     368,618
                                        4,110  Peoples Bancorp, Inc.                                                       102,298
                                        6,800  Pinnacle Financial Partners, Inc. (a)                                       172,856
                                        8,600  Piper Jaffray Cos. (a)                                                      398,352

Master Small Cap Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007

                                       Shares
Industry                                 Held  Common Stocks                                                             Value
----------------------------------------------------------------------------------------------------------------------------------
                                        4,550  Preferred Bank                                                        $     118,391
                                        9,496  PrivateBancorp, Inc. (i)                                                    310,044
                                       16,700  Prosperity Bancshares, Inc.                                                 490,813
                                       15,724  Provident Bankshares Corp.                                                  336,336
                                       10,198  Renasant Corp.                                                              219,971
                                        2,954  Republic Bancorp, Inc. Class A                                               48,830
                                        1,333  Royal Bancshares of Pennsylvania Class A                                     14,663
                                       11,663  S&T Bancorp, Inc.                                                           322,365
                                        3,263  SCBT Financial Corp.                                                        103,339
                                       15,100  SVB Financial Group (a)                                                     761,040
                                        4,430  SY Bancorp, Inc.                                                            106,054
                                        7,514  Sandy Spring Bancorp, Inc.                                                  209,039
                                        1,403  Santander BanCorp                                                            12,150
                                        8,858  Seacoast Banking Corp. of Florida (i)                                        91,060
                                        8,200  Security Bank Corp. (i)                                                      74,948
                                        3,800  Sierra Bancorp                                                               94,582
                                        5,400  Simmons First National Corp. Class A                                        143,100
                                       34,700  The South Financial Group, Inc.                                             542,361
                                        4,680  Southside Bancshares, Inc.                                                   95,753
                                        8,200  Southwest Bancorp, Inc.                                                     150,306
                                       35,814  Sterling Bancshares, Inc.                                                   399,684
                                       13,302  Sterling Financial Corp.                                                    218,419
                                        4,900  Suffolk Bancorp                                                             150,479
                                        5,270  Sun Bancorp, Inc. (a)                                                        83,161
                                       19,700  Superior Bancorp (a)                                                        105,789
                                       39,756  Susquehanna Bancshares, Inc.                                                733,097
                                        3,000  Taylor Capital Group, Inc.                                                   61,200
                                       11,961  Texas Capital Bancshares, Inc. (a)                                          218,288
                                        2,840  Tompkins Trustco, Inc.                                                      110,192
                                        4,978  Trico Bancshares                                                             96,075
                                       36,461  TrustCo Bank Corp. NY (i)                                                   361,693
                                       22,927  Trustmark Corp.                                                             581,429
                                       43,700  UCBH Holdings, Inc.                                                         618,792
                                       13,652  UMB Financial Corp.                                                         523,691
                                       28,780  Umpqua Holdings Corp.                                                       441,485
                                        4,700  Union Bankshares Corp.                                                       99,358
                                       18,000  United Bankshares, Inc.                                                     504,360
                                       19,600  United Community Banks, Inc.                                                309,680
                                        2,200  United Security Bancshares (i)                                               33,616
                                        4,550  Univest Corp. of Pennsylvania (i)                                            96,051
                                        7,554  Virginia Commerce Bancorp (a)(i)                                             88,608
                                        5,000  Washington Trust Bancorp, Inc.                                              126,150
                                       11,963  WesBanco, Inc.                                                              246,438
                                        7,600  West Coast Bancorp                                                          140,600
                                       13,083  Westamerica Bancorp. (i)                                                    582,848
                                        9,100  Western Alliance Bancorp (a)(i)                                             170,807
                                        7,300  Wilshire Bancorp, Inc.                                                       57,305
                                       11,600  Wintrust Financial Corp.                                                    384,308
                                                                                                                   ---------------
                                                                                                                        32,026,967
----------------------------------------------------------------------------------------------------------------------------------
Beverage: Brewers                       4,700  Boston Beer Co., Inc. Class A (a)                                           176,955
(Wineries) - 0.0%
----------------------------------------------------------------------------------------------------------------------------------

Master Small Cap Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007

                                       Shares
Industry                                 Held  Common Stocks                                                             Value
----------------------------------------------------------------------------------------------------------------------------------
Beverage: Soft Drinks - 0.1%            2,287  Coca-Cola Bottling Co. Consolidated                                   $     134,659
                                        1,810  Farmer Bros. Co.                                                             41,612
                                        8,400  Green Mountain Coffee Roasters, Inc. (a)                                    341,880
                                       12,900  Jones Soda Co. (a)(i)                                                        95,976
                                        3,108  National Beverage Corp.                                                      24,988
                                        7,300  Peet's Coffee & Tea, Inc. (a)(i)                                            212,211
                                                                                                                   ---------------
                                                                                                                           851,326
----------------------------------------------------------------------------------------------------------------------------------
Biotechnology Research &                7,860  AMAG Pharmaceuticals, Inc. (a)                                              472,622
Production - 2.6%                      15,600  Acadia Pharmaceuticals, Inc. (a)                                            172,692
                                       10,500  Acorda Therapeutics, Inc. (a)                                               230,580
                                       11,587  Albany Molecular Research, Inc. (a)                                         166,621
                                       16,980  Alexion Pharmaceuticals, Inc. (a)                                         1,274,009
                                       22,200  Allos Therapeutics, Inc. (a)                                                139,638
                                       16,300  Alnylam Pharmaceuticals, Inc. (a)(i)                                        474,004
                                       10,300  Altus Pharmaceuticals, Inc. (a)                                              53,354
                                       22,700  American Oriental Bioengineering, Inc. (a)(i)                               251,516
                                        2,900  Amicus Therapeutics, Inc. (a)                                                31,175
                                       35,800  Applera Corp. - Celera Genomics Group (a)(g)                                568,146
                                       34,000  Arena Pharmaceuticals, Inc. (a)                                             266,220
                                       34,819  Ariad Pharmaceuticals, Inc. (a)                                             147,981
                                       18,800  Arqule, Inc. (a)                                                            109,040
                                       22,200  Array Biopharma, Inc. (a)                                                   186,924
                                       12,120  ArthroCare Corp. (a)(i)                                                     582,366
                                        1,400  Biodel, Inc. (a)                                                             32,522
                                       12,700  Bionovo, Inc. (a)(i)                                                         21,717
                                       38,424  Cell Genesys, Inc. (a)                                                       88,375
                                       25,867  Cubist Pharmaceuticals, Inc. (a)                                            530,532
                                       17,500  Cypress Bioscience, Inc. (a)                                                193,200
                                       11,800  Cytokinetics, Inc. (a)                                                       55,814
                                       41,000  Discovery Laboratories, Inc. (a)                                             88,150
                                       38,096  Encysive Pharmaceuticals, Inc. (a)(i)                                        32,382
                                       22,100  Enzon Pharmaceuticals, Inc. (a)                                             210,613
                                       48,718  Exelixis, Inc. (a)                                                          420,436
                                       40,500  GenVec, Inc. (a)                                                             59,535
                                        5,300  Genomic Health, Inc. (a)(i)                                                 119,992
                                       34,429  Geron Corp. (a)(i)                                                          195,557
                                       26,800  Halozyme Therapeutics, Inc. (a)                                             190,548
                                       62,600  Human Genome Sciences, Inc. (a)                                             653,544
                                        6,800  Idenix Pharmaceuticals, Inc. (a)(i)                                          18,360
                                       18,200  Immunomedics, Inc. (a)                                                       42,224
                                       39,324  Incyte Corp. (a)                                                            395,206
                                        8,500  Integra LifeSciences Holdings Corp. (a)                                     356,405
                                       14,214  InterMune, Inc. (a)                                                         189,473
                                        6,200  Kendle International, Inc. (a)                                              303,304
                                        6,200  Kensey Nash Corp. (a)                                                       185,504
                                       20,700  Keryx Biopharmaceuticals, Inc. (a)(i)                                       173,880
                                       14,700  Kosan Biosciences, Inc. (a)                                                  52,920
                                       21,750  MannKind Corp. (a)(i)                                                       173,130
                                       15,100  Martek Biosciences Corp. (a)(i)                                             446,658
                                        9,901  Maxygen, Inc. (a)                                                            79,505
                                       10,500  Medivation, Inc. (a)                                                        151,200

Master Small Cap Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007

                                       Shares
Industry                                 Held  Common Stocks                                                             Value
----------------------------------------------------------------------------------------------------------------------------------
                                        6,900  Metabolix, Inc. (a)                                                   $     164,220
                                       11,900  Momenta Pharmaceuticals, Inc. (a)                                            84,966
                                       20,000  Myriad Genetics, Inc. (a)                                                   928,400
                                       26,354  Nabi Biopharmaceuticals (a)                                                  95,138
                                        1,800  Nanosphere, Inc. (a)                                                         25,182
                                       13,200  Nastech Pharmaceutical Co., Inc. (a)(i)                                      50,160
                                       19,200  Neurocrine Biosciences, Inc. (a)(i)                                          87,168
                                        8,900  Neurogen Corp. (a)                                                           30,705
                                        7,200  Novacea, Inc. (a)                                                            21,456
                                       26,800  OSI Pharmaceuticals, Inc. (a)                                             1,300,068
                                        6,500  Omrix Biopharmaceuticals, Inc. (a)                                          225,810
                                        3,700  Orexigen Therapeutics, Inc. (a)                                              52,725
                                        4,600  Osiris Therapeutics, Inc. (a)(i)                                             55,292
                                        8,950  PharmaNet Development Group, Inc. (a)                                       350,930
                                       14,800  Poniard Pharmaceuticals, Inc. (a)(i)                                         65,268
                                       12,100  Progenics Pharmaceuticals, Inc. (a)                                         218,647
                                        5,260  Protalix BioTherapeutics, Inc. (a)                                           17,884
                                       15,600  Regeneration Technologies, Inc. (a)                                         135,408
                                       13,070  Rigel Pharmaceuticals, Inc. (a)(i)                                          331,847
                                       23,428  Savient Pharmaceuticals, Inc. (a)                                           538,141
                                       23,000  Seattle Genetics, Inc. (a)                                                  262,200
                                          800  Sucampo Pharmaceuticals, Inc. Class A (a)                                    14,672
                                        2,900  Synta Pharmaceuticals Corp. (a)                                              19,430
                                       24,932  Telik, Inc. (a)(i)                                                           86,514
                                       12,400  Tercica, Inc. (a)(i)                                                         84,072
                                       13,900  Vanda Pharmaceuticals, Inc. (a)                                              95,632
                                       32,800  ViroPharma, Inc. (a)                                                        260,432
                                       62,300  XOMA Ltd. (a)                                                               211,197
                                       18,400  ZymoGenetics, Inc. (a)                                                      214,728
                                                                                                                   ---------------
                                                                                                                        16,615,866
----------------------------------------------------------------------------------------------------------------------------------
Building Materials - 0.5%               4,300  Ameron International Corp.                                                  396,245
                                        3,200  BlueLinx Holdings, Inc. (i)                                                  12,576
                                       14,600  Building Material Holding Corp. (i)                                          80,738
                                        9,712  LSI Industries, Inc.                                                        176,758
                                        9,568  NCI Building Systems, Inc. (a)                                              275,463
                                        1,300  PGT, Inc. (a)                                                                 6,188
                                       15,832  Simpson Manufacturing Co., Inc. (i)                                         420,973
                                       12,705  Texas Industries, Inc.                                                      890,621
                                        5,209  Trex Co., Inc. (a)(i)                                                        44,329
                                       10,765  Watsco, Inc.                                                                395,721
                                       11,700  Zoltek Cos., Inc. (a)(i)                                                    501,579
                                                                                                                   ---------------
                                                                                                                         3,201,191
----------------------------------------------------------------------------------------------------------------------------------
Building: Cement - 0.0%                17,200  U.S. Concrete, Inc. (a)                                                      57,276
----------------------------------------------------------------------------------------------------------------------------------
Building: Heating &                     6,850  Aaon, Inc.                                                                  135,767
Plumbing - 0.1%                        11,300  Interline Brands, Inc. (a)                                                  247,583
                                                                                                                   ---------------
                                                                                                                           383,350
----------------------------------------------------------------------------------------------------------------------------------
Building: Miscellaneous - 0.2%          7,800  Builders FirstSource, Inc. (a)(i)                                            56,316
                                       17,800  Comfort Systems USA, Inc.                                                   227,484
                                        8,600  Drew Industries, Inc. (a)                                                   235,640

Master Small Cap Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007

                                       Shares
Industry                                 Held  Common Stocks                                                             Value
----------------------------------------------------------------------------------------------------------------------------------
                                       16,000  Goodman Global, Inc. (a)                                              $     392,640
                                       15,347  Griffon Corp. (a)                                                           191,070
                                                                                                                   ---------------
                                                                                                                         1,103,150
- ---------------------------------------------------------------------------------------------------------------------------------
Building: Roofing &                    22,250  Beacon Roofing Supply, Inc. (a)(i)                                          187,345
Wallboard - 0.0%                          200  China Architectural Engineering, Inc. (a)                                     1,730
                                                                                                                   ---------------
                                                                                                                           189,075
----------------------------------------------------------------------------------------------------------------------------------
Cable Television                      193,000  Charter Communications, Inc. Class A (a)(i)                                 225,810
Services - 0.1%                         6,998  Crown Media Holdings, Inc. Class A (a)(i)                                    45,487
                                       45,694  TiVo, Inc. (a)(i)                                                           381,088
                                                                                                                   ---------------
                                                                                                                           652,385
----------------------------------------------------------------------------------------------------------------------------------
Casinos & Gambling - 0.6%              11,900  Ameristar Casinos, Inc.                                                     327,726
                                       24,500  Bally Technologies, Inc. (a)                                              1,218,140
                                        3,832  Churchill Downs, Inc.                                                       206,813
                                        7,805  Dover Downs Gaming & Entertainment, Inc.                                     87,806
                                        6,875  Isle of Capri Casinos, Inc. (a)                                              94,669
                                       11,200  Lakes Entertainment, Inc. (a)                                                77,616
                                       11,300  MTR Gaming Group, Inc. (a)                                                   76,727
                                       17,474  Magna Entertainment Corp. Class A (a)(i)                                     16,950
                                        5,300  Monarch Casino & Resort, Inc. (a)                                           127,624
                                       13,100  Multimedia Games, Inc. (a)(i)                                               109,254
                                       26,194  Pinnacle Entertainment, Inc. (a)                                            617,131
                                        3,900  Riviera Holdings Corp. (a)                                                  120,120
                                       17,500  Shuffle Master, Inc. (a)(i)                                                 209,825
                                       16,500  Trump Entertainment Resorts, Inc. (a)(i)                                     70,950
                                       18,418  WMS Industries, Inc. (a)                                                    674,836
                                                                                                                   ---------------
                                                                                                                         4,036,187
----------------------------------------------------------------------------------------------------------------------------------
Chemicals - 2.0%                       13,506  A. Schulman, Inc.                                                           291,054
                                        7,033  American Vanguard Corp. (i)                                                 122,022
                                       11,456  Arch Chemicals, Inc.                                                        421,008
                                        6,900  Balchem Corp.                                                               154,422
                                       25,500  CF Industries Holdings, Inc.                                              2,806,530
                                       11,200  Cabot Microelectronics Corp. (a)(i)                                         402,192
                                       19,401  Calgon Carbon Corp. (a)(i)                                                  308,282
                                       12,485  Cambrex Corp.                                                               104,624
                                       11,100  EnerSys (a)                                                                 277,056
                                       17,364  Energy Conversion Devices, Inc. (a)(i)                                      584,299
                                       31,800  Exide Technologies (a)(i)                                                   254,400
                                       17,537  Georgia Gulf Corp. (i)                                                      116,095
                                       54,300  Hercules, Inc.                                                            1,050,705
                                       10,000  Innophos Holdings, Inc.                                                     148,800
                                       10,400  Innospec, Inc.                                                              178,464
                                        7,700  LSB Industries, Inc. (a)(i)                                                 217,294
                                       10,500  Landec Corp. (a)                                                            140,700
                                       11,741  Medis Technologies Ltd. (a)(i)                                              181,164
                                        3,134  NL Industries, Inc.                                                          35,822
                                        7,000  NewMarket Corp.                                                             389,830
                                        6,665  Nuco2, Inc. (a)                                                             165,959
                                       13,400  OM Group, Inc. (a)                                                          771,036
                                       39,267  PolyOne Corp. (a)                                                           258,377
                                        6,600  Polypore International, Inc. (a)                                            115,500
                                       15,200  Rockwood Holdings, Inc. (a)                                                 504,944

Master Small Cap Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007

                                       Shares
Industry                                 Held  Common Stocks                                                             Value
----------------------------------------------------------------------------------------------------------------------------------
                                       16,100  Senomyx, Inc. (a)                                                     $     120,589
                                       11,700  ShengdaTech, Inc. (a)(i)                                                    169,065
                                        3,155  Stepan Co.                                                                  102,632
                                        9,400  Tronox, Inc. Class A (i)                                                     83,660
                                        6,800  Tronox, Inc. Class B                                                         58,820
                                       23,300  UAP Holding Corp.                                                           899,380
                                       31,300  W.R. Grace & Co. (a)                                                        819,434
                                       10,480  Zep, Inc. (a)                                                               145,358
                                                                                                                   ---------------
                                                                                                                        12,399,517
----------------------------------------------------------------------------------------------------------------------------------
Coal - 0.2%                            30,200  Alpha Natural Resources, Inc. (a)                                           980,896
                                       54,400  International Coal Group, Inc. (a)(i)                                       291,584
                                        8,100  US BioEnergy Corp. (a)                                                       94,851
                                                                                                                   ---------------
                                                                                                                         1,367,331
----------------------------------------------------------------------------------------------------------------------------------
Commercial Information                 12,258  Arbitron, Inc.                                                              509,565
Services - 0.2%                         2,600  HSW International, Inc. (a)                                                  16,198
                                       12,061  infoUSA, Inc.                                                               107,705
                                       13,100  LECG Corp. (a)                                                              197,286
                                       12,900  LoopNet, Inc. (a)(i)                                                        181,245
                                                                                                                   ---------------
                                                                                                                         1,011,999
----------------------------------------------------------------------------------------------------------------------------------
Communications &                       32,900  Entravision Communications Corp. Class A (a)                                257,607
Media - 0.1%                          116,800  Gemstar-TV Guide International, Inc. (a)                                    555,968
                                       10,300  Knology, Inc. (a)                                                           131,634
                                                                                                                   ---------------
                                                                                                                           945,209
----------------------------------------------------------------------------------------------------------------------------------
Communications                        173,300  3Com Corp. (a)                                                              783,316
Technology - 2.6%                      10,700  Acme Packet, Inc. (a)                                                       134,713
                                       27,600  Adtran, Inc.                                                                590,088
                                        8,922  Anaren, Inc. (a)                                                            147,124
                                       13,672  Anixter International, Inc. (a)                                             851,355
                                        4,300  Aruba Networks, Inc. (a)                                                     64,113
                                       25,700  Atheros Communications, Inc. (a)                                            784,878
                                       93,500  Avanex Corp. (a)(i)                                                          93,500
                                       23,650  Avocent Corp. (a)                                                           551,281
                                        5,159  Bel Fuse, Inc.                                                              151,004
                                        6,600  BigBand Networks, Inc. (a)                                                   33,924
                                        8,588  Black Box Corp.                                                             310,628
                                        1,800  CPI International, Inc. (a)                                                  30,780
                                       18,100  CSG Systems International, Inc. (a)                                         266,432
                                        9,100  Cbeyond Communications, Inc. (a)                                            354,809
                                       23,300  Cogent Communications Group, Inc. (a)                                       552,443
                                        9,400  Comtech Group, Inc. (a)                                                     151,434
                                       10,825  Comtech Telecommunications Corp. (a)                                        584,658
                                            8  CycleLogic, Inc.                                                                  0
                                        9,700  Digi International, Inc. (a)                                                137,643
                                       13,900  Ditech Networks, Inc. (a)                                                    48,233
                                        7,400  EMS Technologies, Inc. (a)                                                  223,776
                                       14,313  Echelon Corp. (a)(i)                                                        295,420
                                       56,200  Extreme Networks, Inc. (a)                                                  198,948
                                      111,100  Finisar Corp. (a)(i)                                                        161,095
                                       67,500  Foundry Networks, Inc. (a)                                                1,182,600
                                        8,300  GeoEye, Inc. (a)                                                            279,295
                                       40,896  Harmonic, Inc. (a)                                                          428,590

Master Small Cap Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007

                                       Shares
Industry                                 Held  Common Stocks                                                             Value
----------------------------------------------------------------------------------------------------------------------------------
                                       10,050  Harris Stratex Networks, Inc. Class A (a)                             $     167,835
                                        2,400  Hughes Communications, Inc. (a)                                             131,064
                                        6,100  Infinera Corp. (a)                                                           90,524
                                       21,900  InterDigital, Inc. (a)                                                      510,927
                                       18,500  InterVoice, Inc. (a)                                                        147,815
                                       17,029  Ixia (a)                                                                    161,435
                                       23,100  j2 Global Communications, Inc. (a)                                          489,027
                                        4,500  Loral Space & Communications Ltd. (a)                                       154,125
                                       16,200  NETGEAR, Inc. (a)                                                           577,854
                                       10,000  Network Equipment Technologies, Inc. (a)                                     84,200
                                        9,800  Nextwave Wireless, Inc. (a)                                                  52,724
                                       14,600  Novatel Wireless, Inc. (a)                                                  236,520
                                       10,702  Oplink Communications, Inc. (a)                                             164,276
                                        7,900  Optium Corp. (a)(i)                                                          62,252
                                       10,900  SeaChange International, Inc. (a)                                            78,807
                                       22,138  Secure Computing Corp. (a)                                                  212,525
                                        2,600  Shoretel, Inc. (a)                                                           36,322
                                      124,400  Sonus Networks, Inc. (a)(i)                                                 725,252
                                       10,910  Standard Microsystems Corp. (a)                                             426,254
                                        6,300  Starent Networks Corp. (a)                                                  114,975
                                        6,200  Switch and Data Facilities Co., Inc. (a)                                     99,324
                                       87,300  Sycamore Networks, Inc. (a)                                                 335,232
                                       13,100  Syniverse Holdings, Inc. (a)                                                204,098
                                       88,900  TIBCO Software, Inc. (a)                                                    717,423
                                       28,900  Tekelec (a)                                                                 361,250
                                       25,830  Terremark Worldwide, Inc. (a)(i)                                            167,895
                                       50,900  UTStarcom, Inc. (a)(i)                                                      139,975
                                       11,401  Viasat, Inc. (a)                                                            392,536
                                       31,400  Vonage Holdings Corp. (a)(i)                                                 72,220
                                                                                                                   ---------------
                                                                                                                        16,506,746
----------------------------------------------------------------------------------------------------------------------------------
Computer Services                       1,700  3PAR, Inc. (a)                                                               21,760
Software & Systems - 5.8%              17,485  ACI Worldwide, Inc. (a)                                                     332,914
                                       28,700  Actuate Corp. (a)                                                           222,999
                                       14,100  American Reprographics Co. (a)                                              232,368
                                        8,100  Ansoft Corp. (a)                                                            209,385
                                       36,064  Ansys, Inc. (a)                                                           1,495,213
                                       36,680  Ariba, Inc. (a)                                                             408,982
                                       60,400  Art Technology Group, Inc. (a)                                              260,928
                                       15,000  AsiaInfo Holdings, Inc. (a)                                                 165,000
                                       38,988  Aspen Technology, Inc. (a)                                                  632,385
                                       95,100  BearingPoint, Inc. (a)                                                      269,133
                                       20,626  Blackbaud, Inc.                                                             578,353
                                       13,400  Blackboard, Inc. (a)                                                        539,350
                                        1,900  BladeLogic, Inc. (a)                                                         56,183
                                       14,400  Blue Coat Systems, Inc. (a)                                                 473,328
                                       35,767  Borland Software Corp. (a)                                                  107,658
                                       10,500  Bottomline Technologies, Inc. (a)                                           147,000
                                       14,400  CACI International, Inc. Class A (a)                                        644,688
                                       22,880  CMGI, Inc. (a)                                                              299,499
                                        8,500  COMSYS IT Partners, Inc. (a)                                                134,130
                                       16,240  Chordiant Software, Inc. (a)                                                138,852

Master Small Cap Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007

                                       Shares
Industry                                 Held  Common Stocks                                                             Value
----------------------------------------------------------------------------------------------------------------------------------
                                       23,602  Ciber, Inc. (a)                                                       $     144,208
                                        2,100  ComScore, Inc. (a)                                                           68,523
                                       17,000  Commvault Systems, Inc. (a)                                                 360,060
                                        1,500  Compellent Technologies, Inc. (a)                                            18,045
                                        2,900  Comverge, Inc. (a)                                                           91,321
                                       20,000  Concur Technologies, Inc. (a)                                               724,200
                                        2,400  Constant Contact, Inc. (a)                                                   51,600
                                       16,700  DealerTrack Holdings, Inc. (a)                                              558,949
                                        2,500  Deltek, Inc.                                                                 38,075
                                       19,100  Digital River, Inc. (a)                                                     631,637
                                       11,100  DivX, Inc. (a)(i)                                                           155,400
                                        4,100  Double-Take Software, Inc. (a)                                               89,052
                                       12,917  EPIQ Systems, Inc. (a)                                                      224,885
                                       26,639  Electronics for Imaging, Inc. (a)                                           598,845
                                       27,400  Epicor Software Corp. (a)                                                   322,772
                                       16,700  Equinix, Inc. (a)(i)                                                      1,687,869
                                       32,279  Gartner, Inc. Class A (a)                                                   566,819
                                        7,500  i2 Technologies, Inc. (a)(i)                                                 94,500
                                        7,400  iGate Corp. (a)                                                              62,678
                                        3,800  Imergent, Inc. (i)                                                           40,242
                                       40,900  Informatica Corp. (a)                                                       737,018
                                       15,400  Information Services Group, Inc. (a)(i)                                     105,490
                                        3,191  Integral Systems, Inc.                                                       74,223
                                        6,200  Interactive Intelligence, Inc. (a)                                          163,370
                                       15,900  Internet Capital Group, Inc. (a)                                            186,666
                                       20,625  Interwoven, Inc. (a)                                                        293,288
                                       12,108  JDA Software Group, Inc. (a)                                                247,730
                                       11,900  Kenexa Corp. (a)                                                            231,098
                                        5,000  Keynote Systems, Inc. (a)                                                    70,250
                                       57,800  Lawson Software, Inc. (a)                                                   591,872
                                        5,700  Limelight Networks, Inc. (a)                                                 39,273
                                       29,500  Lionbridge Technologies, Inc. (a)                                           104,725
                                       14,900  LivePerson, Inc. (a)                                                         79,417
                                       19,200  MSC.Software Corp. (a)                                                      249,408
                                       22,800  Macrovision Corp. (a)                                                       417,924
                                       19,700  Magma Design Automation, Inc. (a)                                           240,537
                                       12,739  Manhattan Associates, Inc. (a)                                              335,800
                                        9,200  Mantech International Corp. Class A (a)                                     403,144
                                       41,900  Mentor Graphics Corp. (a)                                                   451,682
                                        7,100  Mercadolibre, Inc. (a)                                                      524,548
                                       10,856  Mercury Computer Systems, Inc. (a)                                          174,890
                                        4,100  MicroStrategy, Inc. Class A (a)                                             389,910
                                       18,798  Micros Systems, Inc. (a)                                                  1,318,868
                                        3,500  Monotype Imaging Holdings, Inc. (a)                                          53,095
                                       14,900  Ness Technologies, Inc. (a)                                                 137,527
                                        3,200  Netezza Corp. (a)                                                            44,160
                                       67,495  Nuance Communications, Inc. (a)                                           1,260,807
                                       16,000  Omniture, Inc. (a)                                                          532,640
                                       65,500  On2 Technologies, Inc. (a)(i)                                                66,810
                                       28,400  OpenTV Corp. (a)(i)                                                          37,488
                                       42,733  Openwave Systems, Inc. (i)                                                  111,106

Master Small Cap Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007

                                       Shares
Industry                                 Held  Common Stocks                                                             Value
----------------------------------------------------------------------------------------------------------------------------------
                                       11,100  PDF Solutions, Inc. (a)                                               $     100,011
                                        2,400  PROS Holdings, Inc. (a)                                                      47,088
                                       18,907  Packeteer, Inc. (a)                                                         116,467
                                       53,460  Parametric Technology Corp. (a)                                             954,261
                                        3,900  Pegasystems, Inc.                                                            46,527
                                       19,008  Progress Software Corp. (a)                                                 640,189
                                        3,600  QAD, Inc.                                                                    33,624
                                       32,000  Quest Software, Inc. (a)                                                    590,080
                                       45,300  RealNetworks, Inc. (a)                                                      275,877
                                        8,600  RightNow Technologies, Inc. (a)                                             136,310
                                       75,339  SAIC, Inc. (a)                                                            1,515,821
                                       12,880  SAVVIS, Inc. (a)                                                            358,966
                                        5,700  SI International, Inc. (a)                                                  156,579
                                        8,689  SPSS, Inc. (a)                                                              312,022
                                       19,400  SRA International, Inc. Class A (a)                                         571,330
                                       14,361  SYKES Enterprises, Inc. (a)                                                 258,498
                                        5,900  SYNNEX Corp. (a)                                                            115,640
                                       40,192  Sapient Corp. (a)                                                           354,092
                                       13,200  Sigma Designs, Inc. (a)                                                     728,640
                                       12,700  Smith Micro Software, Inc. (a)                                              107,569
                                       12,100  Solera Holdings, Inc. (a)                                                   299,838
                                       30,441  SonicWALL, Inc. (a)                                                         326,328
                                          700  Sourcefire, Inc. (a)                                                          5,838
                                       39,700  Sourceforge, Inc. (a)                                                        97,265
                                        2,900  Stanley, Inc. (a)                                                            92,858
                                        2,900  SuccessFactors, Inc. (a)                                                     34,278
                                       42,500  Sybase, Inc. (a)                                                          1,108,825
                                        8,700  Synchronoss Technologies, Inc. (a)                                          308,328
                                        5,983  Syntel, Inc.                                                                230,465
                                        8,100  Taleo Corp. Class A (a)                                                     241,218
                                        2,200  TechTarget, Inc. (a)                                                         32,516
                                       21,408  The TriZetto Group, Inc. (a)                                                371,857
                                       16,900  Tyler Technologies, Inc. (a)                                                217,841
                                       11,700  Ultimate Software Group, Inc. (a)                                           368,199
                                        2,400  Unica Corp. (a)                                                              22,200
                                       12,500  VASCO Data Security International, Inc. (a)                                 349,000
                                          200  Veraz Networks, Inc. (a)                                                        964
                                       13,180  Vignette Corp. (a)                                                          192,560
                                          700  Virtusa Corp. (a)                                                            12,131
                                        9,800  Visual Sciences, Inc. (a)                                                   181,104
                                       21,202  Websense, Inc. (a)                                                          360,010
                                       35,200  Wind River Systems, Inc. (a)                                                314,336
                                       23,208  Zoran Corp. (a)                                                             522,412
                                                                                                                   ---------------
                                                                                                                        36,684,514
----------------------------------------------------------------------------------------------------------------------------------
Computer Technology - 0.9%             56,600  Adaptec, Inc. (a)                                                           191,308
                                       16,800  Advanced Analogic Technologies, Inc. (a)                                    189,504
                                       18,200  Cray, Inc. (a)                                                              109,018
                                        3,300  Data Domain, Inc. (a)                                                        86,922
                                       39,900  Emulex Corp. (a)                                                            651,168
                                       16,009  FalconStor Software, Inc. (a)                                               180,261
                                       11,017  Hutchinson Technology, Inc. (a)                                             289,967

Master Small Cap Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007

                                       Shares
Industry                                 Held  Common Stocks                                                             Value
----------------------------------------------------------------------------------------------------------------------------------
                                       16,600  Imation Corp.                                                         $     348,600
                                       14,300  Immersion Corp. (a)                                                         185,185
                                       28,309  Intermec, Inc. (a)(i)                                                       574,956
                                        1,800  Isilon Systems, Inc. (a)                                                      9,144
                                       44,188  Palm, Inc. (i)                                                              280,152
                                       37,900  Perot Systems Corp. Class A (a)                                             511,650
                                       81,700  Quantum Corp. (a)                                                           219,773
                                       14,500  Rackable Systems, Inc. (a)(i)                                               145,000
                                       12,600  Radiant Systems, Inc. (a)                                                   217,098
                                       10,942  Radisys Corp. (a)                                                           146,623
                                        4,900  Rimage Corp. (a)                                                            127,155
                                       15,500  STEC, Inc. (a)                                                              135,470
                                       44,600  Safeguard Scientifics, Inc. (a)                                              80,280
                                        1,800  Silicon Graphics, Inc. (a)                                                   32,904
                                       10,300  Stratasys, Inc. (a)                                                         266,152
                                       11,200  Synaptics, Inc. (a)                                                         460,992
                                       27,700  Trident Microsystems, Inc. (a)                                              181,712
                                                                                                                   ---------------
                                                                                                                         5,620,994
----------------------------------------------------------------------------------------------------------------------------------
Construction - 0.3%                     5,251  Brookfield Homes Corp. (i)                                                   82,966
                                       29,672  EMCOR Group, Inc. (a)                                                       701,149
                                       15,971  Granite Construction, Inc.                                                  577,831
                                        2,700  Great Lakes Dredge & Dock Corp.                                              23,544
                                       11,800  Perini Corp. (a)                                                            488,756
                                                                                                                   ---------------
                                                                                                                         1,874,246
----------------------------------------------------------------------------------------------------------------------------------
Consumer Electronics - 0.9%            70,700  CNET Networks, Inc. (a)                                                     646,198
                                        8,600  DTS, Inc. (a)                                                               219,902
                                       57,800  EarthLink, Inc. (a)                                                         408,646
                                          200  Glu Mobile, Inc. (a)                                                          1,044
                                       15,600  InfoSpace, Inc.                                                             293,280
                                       23,090  Internap Network Services Corp. (a)                                         192,340
                                       21,800  Ipass, Inc. (a)(i)                                                           88,508
                                        9,100  LoJack Corp. (a)                                                            152,971
                                       11,274  Midway Games, Inc. (a)(i)                                                    31,116
                                       15,300  NIC, Inc.                                                                   129,132
                                       21,900  NetFlix, Inc. (a)(i)                                                        582,978
                                        1,000  Protection One, Inc. (a)                                                     11,890
                                       12,200  Sohu.com, Inc. (a)                                                          665,144
                                       29,537  THQ, Inc. (a)                                                               832,648
                                       31,900  Take-Two Interactive Software, Inc. (a)(i)                                  588,555
                                       31,350  United Online, Inc.                                                         370,557
                                        6,886  Universal Electronics, Inc. (a)                                             230,268
                                                                                                                   ---------------
                                                                                                                         5,445,177
----------------------------------------------------------------------------------------------------------------------------------
Consumer Products - 0.5%               23,900  American Greetings Corp. Class A                                            485,170
                                       12,400  Blyth, Inc.                                                                 272,056
                                        3,791  CSS Industries, Inc.                                                        139,130
                                        7,200  Citi Trends, Inc. (a)(i)                                                    111,168
                                        7,100  Mannatech, Inc. (i)                                                          44,872
                                       13,873  Matthews International Corp. Class A                                        650,228
                                       15,663  Nautilus, Inc. (i)                                                           75,966
                                        9,013  RC2 Corp. (a)                                                               252,995
                                       14,200  Smith & Wesson Holding Corp. (a)(i)                                          86,620

Master Small Cap Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007

                                       Shares
Industry                                 Held  Common Stocks                                                             Value
----------------------------------------------------------------------------------------------------------------------------------
                                       21,100  Spectrum Brands, Inc. (a)(i)                                          $     112,463
                                       27,574  Tupperware Corp.                                                            910,769
                                        3,300  USANA Health Sciences, Inc. (a)(i)                                          122,364
                                                                                                                   ---------------
                                                                                                                         3,263,801
----------------------------------------------------------------------------------------------------------------------------------
Containers & Packaging:                32,200  AptarGroup, Inc.                                                          1,317,302
Metals & Glass - 0.5%                  14,750  Greif, Inc.                                                                 964,208
                                       17,142  Mobile Mini, Inc. (a)                                                       317,813
                                       11,600  Silgan Holdings, Inc.                                                       602,504
                                                                                                                   ---------------
                                                                                                                         3,201,827
----------------------------------------------------------------------------------------------------------------------------------
Containers & Packaging:                 2,800  AEP Industries, Inc. (a)                                                     89,628
Paper & Plastic - 0.1%                 25,300  Graphic Packaging Corp. (a)                                                  93,357
                                       14,052  Myers Industries, Inc.                                                      203,332
                                                                                                                   ---------------
                                                                                                                           386,317
----------------------------------------------------------------------------------------------------------------------------------
Copper - 0.1%                          16,082  Mueller Industries, Inc.                                                    466,217
----------------------------------------------------------------------------------------------------------------------------------
Cosmetics - 0.2%                       11,593  Elizabeth Arden, Inc. (a)                                                   235,918
                                       14,900  Helen of Troy Ltd. (a)                                                      255,386
                                        2,800  Inter Parfums, Inc.                                                          50,316
                                       23,726  Nu Skin Enterprises, Inc. Class A                                           389,818
                                       79,475  Revlon, Inc. Class A (a)                                                     93,781
                                        4,800  Ulta Salon Cosmetics & Fragrance, Inc. (a)                                   82,320
                                                                                                                   ---------------
                                                                                                                         1,107,539
----------------------------------------------------------------------------------------------------------------------------------
Diversified Financial                  22,000  Aldabra 2 Acquisition Corp. (a)                                             214,280
Services - 0.7%                         2,700  Clayton Holdings, Inc. (a)                                                   13,959
                                        3,400  Duff & Phelps Corp. (a)                                                      66,912
                                       21,450  Euronet Worldwide, Inc. (a)(i)                                              643,500
                                        3,200  Evercore Partners, Inc. Class A                                              68,960
                                       28,400  F.N.B. Corp. (i)                                                            417,480
                                        4,500  FCStone Group, Inc. (a)                                                     207,135
                                        8,000  Greenhill & Co., Inc. (i)                                                   531,840
                                       21,000  Heckmann Corp. (a)                                                          154,350
                                       22,500  Hicks Acquisition Co. I, Inc. (a)                                           206,775
                                        8,700  Huron Consulting Group, Inc. (a)                                            701,481
                                       17,400  Interactive Brokers Group, Inc. Class A (a)                                 562,368
                                       13,900  Marathon Acquisition Corp. (a)                                              108,142
                                       16,100  NRDC Acquisition Corp. (a)                                                  147,637
                                        3,400  Oritani Financial Corp. (a)                                                  41,820
                                       19,100  Triplecrown Acquisition Corp. (a)                                           174,574
                                                                                                                   ---------------
                                                                                                                         4,261,213
-----------------------------------------------------------------------------------------------------------------------------------
Diversified Materials &                19,260  Acuity Brands, Inc.                                                         866,700
Processing - 0.9%                      21,514  Barnes Group, Inc.                                                          718,352
                                       22,294  Brady Corp.                                                                 782,296
                                       23,710  Clarcor, Inc.                                                               900,269
                                       43,862  Hexcel Corp. (a)                                                          1,064,969
                                        8,300  Koppers Holdings, Inc.                                                      358,892
                                       34,414  Olin Corp.                                                                  665,223
                                       13,345  Tredegar Corp.                                                              214,588
                                        3,000  Valhi, Inc.                                                                  47,820
                                                                                                                   ---------------
                                                                                                                         5,619,109
-----------------------------------------------------------------------------------------------------------------------------------
Drug & Grocery                            432  Arden Group, Inc. Class A                                                    66,826
Store Chains - 0.6%                    23,607  Casey's General Stores, Inc.                                                699,003
                                        9,927  The Great Atlantic & Pacific Tea Co., Inc. (a)                              311,013

Master Small Cap Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007

                                       Shares
Industry                                 Held  Common Stocks                                                             Value
----------------------------------------------------------------------------------------------------------------------------------
                                        6,364  Ingles Markets, Inc. Class A                                          $     161,582
                                       15,083  Longs Drug Stores Corp.                                                     708,901
                                        6,577  Nash Finch Co.                                                              232,037
                                       19,169  Ruddick Corp.                                                               664,589
                                       10,800  Spartan Stores, Inc.                                                        246,780
                                        1,000  Village Super Market, Inc. Class A                                           50,890
                                        5,400  Weis Markets, Inc.                                                          215,676
                                       16,100  Winn-Dixie Stores, Inc. (a)                                                 271,607
                                                                                                                   ---------------
                                                                                                                         3,628,904
----------------------------------------------------------------------------------------------------------------------------------
Drugs & Pharmaceuticals - 3.2%         16,600  Adams Respiratory Therapeutics, Inc. (a)                                    991,684
                                        1,100  Affymax, Inc. (a)                                                            24,596
                                       27,500  Akorn, Inc. (a)                                                             201,850
                                        6,900  Alexza Pharmaceuticals, Inc. (a)                                             55,821
                                       46,900  Alkermes, Inc. (a)(g)                                                       731,171
                                       20,325  Alpharma, Inc. Class A (a)                                                  409,549
                                       14,700  Auxilium Pharmaceuticals, Inc. (a)                                          440,853
                                       16,000  Beijing Med-Pharm Corp. (a)(i)                                              175,680
                                        7,400  Bentley Pharmaceuticals, Inc. (a)                                           111,666
                                        2,200  BioForm Medical, Inc. (a)                                                    15,026
                                       43,048  BioMarin Pharmaceuticals, Inc. (a)                                        1,523,899
                                        5,500  Bradley Pharmaceuticals, Inc. (a)                                           108,350
                                       28,200  CV Therapeutics, Inc. (a)                                                   255,210
                                        7,900  Cadence Pharmaceuticals, Inc. (a)                                           117,394
                                        3,600  Caraco Pharmaceutical Laboratories Ltd. (a)                                  61,740
                                        7,500  Chattem, Inc. (a)                                                           566,550
                                       41,600  CytRx Corp. (a)(i)                                                          117,728
                                       35,200  Dendreon Corp. (a)(i)                                                       218,944
                                       31,000  Durect Corp. (a)                                                            199,330
                                          100  Emergent Biosolutions, Inc. (a)                                                 506
                                       12,695  Enzo Biochem, Inc. (a)                                                      161,734
                                        6,400  GTx, Inc. (a)(i)                                                             91,840
                                       29,000  Indevus Pharmaceuticals, Inc. (a)                                           201,550
                                       40,489  Isis Pharmaceuticals, Inc. (a)(i)                                           637,702
                                       22,600  Javelin Pharmaceuticals, Inc. (a)                                            84,524
                                        4,000  Jazz Pharmaceuticals, Inc. (a)                                               58,800
                                       16,600  K-V Pharmaceutical Co. Class A (a)                                          473,764
                                       35,300  Ligand Pharmaceuticals, Inc. Class B                                        170,499
                                        1,500  MAP Pharmaceuticals, Inc. (a)                                                26,265
                                       37,000  MGI Pharma, Inc. (a)                                                      1,499,610
                                       58,600  Medarex, Inc. (a)                                                           610,612
                                       24,227  Medicines Co. (a)                                                           464,189
                                       24,400  Medicis Pharmaceutical Corp. Class A                                        633,668
                                          100  Molecular Insight Pharmaceuticals, Inc. (a)                                     906
                                       43,200  Nektar Therapeutics (a)                                                     289,872
                                       12,631  Noven Pharmaceuticals, Inc. (a)                                             175,318
                                        2,800  Obagi Medical Products, Inc. (a)                                             51,212
                                       24,820  Onyx Pharmaceuticals, Inc. (a)                                            1,380,488
                                       17,600  Pain Therapeutics, Inc. (a)(i)                                              186,560
                                       14,500  Par Pharmaceutical Cos., Inc. (a)                                           348,000
                                       13,600  Penwest Pharmaceuticals Co. (a)                                              79,560
                                       35,715  Perrigo Co.                                                               1,250,382

Master Small Cap Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007

                                       Shares
Industry                                 Held  Common Stocks                                                             Value
----------------------------------------------------------------------------------------------------------------------------------
                                       11,700  Pharmion Corp. (a)                                                    $     735,462
                                       13,300  Pozen, Inc. (a)(i)                                                          159,600
                                       12,500  Quidel Corp. (a)                                                            243,375
                                       29,619  Regeneron Pharmaceuticals, Inc. (a)                                         715,299
                                       22,700  Salix Pharmaceuticals Ltd. (a)(i)                                           178,876
                                       31,400  Santarus, Inc. (a)                                                           86,350
                                       16,500  Sciele Pharma, Inc. (a)(i)                                                  337,425
                                        3,200  Sirtris Pharmaceuticals, Inc. (a)                                            43,808
                                        8,200  Somaxon Pharmaceuticals, Inc. (a)(i)                                         42,722
                                       26,882  SuperGen, Inc. (a)                                                           98,119
                                        2,000  Trubion Pharmaceuticals, Inc. (a)(i)                                         20,000
                                        9,246  United Therapeutics Corp. (a)                                               902,872
                                       44,400  Valeant Pharmaceuticals International (a)                                   531,468
                                       23,000  Vivus, Inc. (a)(i)                                                          119,140
                                       10,100  Xenoport, Inc. (a)                                                          564,388
                                                                                                                   ---------------
                                                                                                                        19,983,506
----------------------------------------------------------------------------------------------------------------------------------
Education Services - 0.7%               1,900  American Public Education, Inc. (a)                                          79,382
                                       12,304  Bright Horizons Family Solutions, Inc. (a)                                  424,980
                                        5,100  Capella Education Co. (a)                                                   333,846
                                       40,400  Corinthian Colleges, Inc. (a)                                               622,160
                                       27,800  DeVry, Inc.                                                               1,444,488
                                          300  Lincoln Educational Services Corp. (a)                                        4,416
                                        2,349  Renaissance Learning, Inc.                                                   32,886
                                        6,720  Strayer Education, Inc.                                                   1,146,298
                                       11,200  Universal Technical Institute, Inc. (a)                                     190,400
                                                                                                                   ---------------
                                                                                                                         4,278,856
----------------------------------------------------------------------------------------------------------------------------------
Electrical & Electronics - 0.3%        32,829  Benchmark Electronics, Inc. (a)                                             582,058
                                        5,300  Coleman Cable, Inc. (a)                                                      50,085
                                        7,000  OSI Systems, Inc. (a)                                                       185,290
                                       21,598  Plexus Corp. (a)                                                            567,163
                                       20,000  TTM Technologies, Inc. (a)                                                  233,200
                                       12,907  Universal Display Corp. (a)(i)                                              266,788
                                                                                                                   ---------------
                                                                                                                         1,884,584
----------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment &                  9,381  A.O. Smith Corp.                                                            328,804
Components - 1.0%                       4,600  AZZ Inc. (a)                                                                130,410
                                       18,800  American Superconductor Corp. (a)(i)                                        513,992
                                       21,401  Baldor Electric Co.                                                         720,357
                                       16,768  CTS Corp.                                                                   166,506
                                       11,018  Cohu, Inc.                                                                  168,575
                                        9,160  Franklin Electric Co., Inc. (i)                                             350,553
                                       12,816  Genlyte Group, Inc. (a)                                                   1,220,083
                                       10,760  Littelfuse, Inc. (a)                                                        354,650
                                       23,800  MKS Instruments, Inc. (a)                                                   455,532
                                        3,531  Powell Industries, Inc. (a)                                                 155,611
                                       30,500  Power-One, Inc. (a)                                                         121,695
                                       11,100  Sonic Solutions, Inc. (a)                                                   115,329
                                       29,000  Taser International, Inc. (a)(i)                                            415,860
                                       17,661  Technitrol, Inc.                                                            504,751
                                        7,679  Triumph Group, Inc.                                                         632,366
                                                                                                                   ---------------
                                                                                                                         6,355,074
----------------------------------------------------------------------------------------------------------------------------------

Master Small Cap Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007

                                       Shares
Industry                                 Held  Common Stocks                                                             Value
----------------------------------------------------------------------------------------------------------------------------------
Electrical: Household                   1,950  National Presto Industries, Inc.                                      $     102,687
Appliance - 0.0%
----------------------------------------------------------------------------------------------------------------------------------
Electronics - 0.8%                     13,063  Agilysys, Inc.                                                              197,512
                                       20,800  Arrowhead Research Corp. (a)                                                 78,624
                                       19,400  Avid Technology, Inc. (a)                                                   549,796
                                       14,898  Daktronics, Inc. (g)                                                        336,248
                                       61,400  Flir Systems, Inc. (a)(i)                                                 1,921,820
                                       11,172  II-VI, Inc. (a)                                                             341,305
                                       63,966  MRV Communications, Inc. (a)                                                148,401
                                       18,380  Methode Electronics, Inc.                                                   302,167
                                        2,700  Multi-Fineline Electronix, Inc. (a)                                          46,818
                                        9,549  Park Electrochemical Corp.                                                  269,664
                                       26,900  Semtech Corp. (a)                                                           417,488
                                        5,967  Supertex, Inc. (a)                                                          186,707
                                                                                                                   ---------------
                                                                                                                         4,796,550
----------------------------------------------------------------------------------------------------------------------------------
Electronics: Instruments,               7,900  Faro Technologies, Inc. (a)                                                 214,722
Gauges & Meters - 0.3%                 13,602  Itron, Inc. (a)(i)                                                        1,305,384
                                        5,500  Measurement Specialties, Inc. (a)                                           121,550
                                        1,900  OYO Geospace Corp. (a)                                                      143,184
                                        8,100  Zygo Corp. (a)                                                              100,926
                                                                                                                   ---------------
                                                                                                                         1,885,766
----------------------------------------------------------------------------------------------------------------------------------
Electronics: Medical                    7,900  Accuray, Inc. (a)                                                           120,238
Systems - 1.6%                         30,300  Affymetrix, Inc. (a)(i)                                                     701,142
                                        5,672  Analogic Corp.                                                              384,108
                                        8,500  Aspect Medical Systems, Inc. (a)(i)                                         119,000
                                       28,387  Bruker BioSciences Corp. (a)                                                377,547
                                        2,900  Cynosure, Inc. Class A (a)                                                   76,734
                                        5,570  Datascope Corp.                                                             202,748
                                       19,850  eResearch Technology, Inc. (a)                                              234,627
                                        9,700  Greatbatch, Inc. (a)                                                        193,903
                                       12,372  Haemonetics Corp. (a)                                                       779,683
                                       55,720  Hologic, Inc. (a)                                                         3,824,621
                                       24,864  Illumina, Inc. (a)                                                        1,473,441
                                       17,051  Luminex Corp. (a)(i)                                                        276,908
                                        5,700  Masimo Corp. (a)                                                            224,865
                                       27,600  Minrad International, Inc. (a)                                               89,700
                                       11,300  Natus Medical, Inc. (a)                                                     218,655
                                       10,800  NxStage Medical, Inc. (a)                                                   163,836
                                        8,100  Quality Systems, Inc.                                                       246,969
                                        7,300  Sirona Dental Systems, Inc. (a)(i)                                          244,404
                                        5,700  Tomotherapy, Inc. (a)                                                       111,492
                                        6,800  Visicu, Inc. (a)                                                             80,716
                                        8,322  Zoll Medical Corp. (a)                                                      222,364
                                                                                                                   ---------------
                                                                                                                        10,367,701
----------------------------------------------------------------------------------------------------------------------------------
Electronics: Semi-                     31,800  AMIS Holdings, Inc. (a)                                                     318,636
Conductors/Components - 2.0%           11,516  Actel Corp. (a)                                                             157,309
                                       46,100  Amkor Technology, Inc. (a)(g)                                               393,233
                                       27,700  Anadigics, Inc. (a)                                                         320,489
                                       33,300  Applied Micro Circuits Corp. (a)                                            291,042
                                        2,200  AuthenTec, Inc. (a)                                                          31,966
                                        3,400  Cavium Networks, Inc. (a)                                                    78,268

Master Small Cap Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007

                                       Shares
Industry                                 Held  Common Stocks                                                             Value
----------------------------------------------------------------------------------------------------------------------------------
                                       41,900  Cirrus Logic, Inc. (a)                                                $     221,232
                                      231,400  Conexant Systems, Inc. (a)(i)                                               192,062
                                       15,583  DSP Group, Inc. (a)                                                         190,113
                                       14,012  Diodes, Inc. (a)                                                            421,341
                                       21,327  Exar Corp. (a)                                                              169,976
                                        6,273  Excel Technology, Inc. (a)                                                  169,998
                                       22,300  Formfactor, Inc. (a)                                                        738,130
                                       14,700  Genesis Microchip, Inc. (a)                                                 125,979
                                        6,900  Hittite Microwave Corp. (a)                                                 329,544
                                        3,300  IPG Photonics Corp. (a)                                                      65,967
                                       14,493  IXYS Corp. (a)                                                              116,234
                                       56,600  Lattice Semiconductor Corp. (a)                                             183,950
                                       21,000  MIPS Technologies, Inc. (a)                                                 104,160
                                       26,900  Micrel, Inc.                                                                227,305
                                       35,590  Microsemi Corp. (a)(i)                                                      787,963
                                       23,800  Microtune, Inc. (a)                                                         155,414
                                       11,300  Monolithic Power Systems, Inc. (a)                                          242,611
                                        8,000  Netlogic Microsystems, Inc. (a)(i)                                          257,600
                                      112,800  ON Semiconductor Corp. (a)(i)                                             1,001,664
                                       23,700  Omnivision Technologies, Inc. (a) (i)                                       370,905
                                       10,400  PLX Technology, Inc. (a)                                                     96,720
                                       99,600  PMC-Sierra, Inc. (a)                                                        651,384
                                       12,393  Pericom Semiconductor Corp. (a)                                             231,749
                                      123,184  RF Micro Devices, Inc. (a)                                                  703,381
                                        2,000  Rubicon Technology, Inc. (a)                                                 47,500
                                       26,700  SiRF Technology Holdings, Inc. (a)(i)                                       670,971
                                       42,676  Silicon Image, Inc. (a)                                                     192,896
                                       39,458  Silicon Storage Technology, Inc. (a)                                        117,979
                                       74,633  Skyworks Solutions, Inc. (a)                                                634,381
                                       43,100  Spansion LLC Class A (a)                                                    169,383
                                       19,700  Syntax-Brillian Corp. (a)(i)                                                 60,676
                                        5,200  Techwell, Inc. (a)                                                           57,252
                                       22,300  Tessera Technologies, Inc. (a)                                              927,680
                                       65,336  TriQuint Semiconductor, Inc. (a)                                            433,178
                                       10,300  Volterra Semiconductor Corp. (a)                                            113,609
                                                                                                                   ---------------
                                                                                                                        12,771,830
----------------------------------------------------------------------------------------------------------------------------------
Electronics: Technology - 0.5%          7,400  3D Systems Corp. (a)(i)                                                     114,256
                                       14,400  Acacia Research - Acacia Technologies (a)                                   129,312
                                        3,900  American Science & Engineering, Inc.                                        221,325
                                       17,123  Checkpoint Systems, Inc. (a)                                                444,855
                                       20,600  Cogent, Inc. (a)                                                            229,690
                                        6,552  Cubic Corp.                                                                 256,838
                                        4,500  Eagle Test Systems, Inc. (a)                                                 57,510
                                       11,400  Gerber Scientific, Inc. (a)                                                 123,120
                                       36,346  ION Geophysical Corp. (a)                                                   573,540
                                        6,450  Innovative Solutions & Support, Inc. (a)(i)                                  62,501
                                       15,500  Ionatron, Inc. (a)(i)                                                        44,330
                                       39,900  Kemet Corp. (a)                                                             264,537
                                       12,100  ScanSource, Inc. (a)                                                        391,435

Master Small Cap Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007

                                       Shares
Industry                                 Held  Common Stocks                                                             Value
----------------------------------------------------------------------------------------------------------------------------------
                                       21,000  Smart Modular Technologies WWH, Inc. (a)                              $     213,780
                                        1,600  Super Micro Computer, Inc. (a)                                               12,272
                                                                                                                   ---------------
                                                                                                                         3,139,301
----------------------------------------------------------------------------------------------------------------------------------
Energy Miscellaneous - 0.7%             5,600  Alon USA Energy, Inc.                                                       152,208
                                        1,900  Approach Resources, Inc. (a)                                                 24,434
                                       14,440  Aventine Renewable Energy Holdings, Inc. (a)(i)                             184,254
                                        8,200  CVR Energy, Inc. (a)                                                        204,508
                                        5,800  Clean Energy Fuels Corp. (a)                                                 87,812
                                        9,100  Concho Resources, Inc. (a)                                                  187,551
                                       16,100  Crosstex Energy, Inc. (i)                                                   599,564
                                        3,100  Dawson Geophysical Co. (a)                                                  221,526
                                        2,000  EnerNOC, Inc. (a)                                                            98,200
                                       43,000  Evergreen Energy, Inc. (a)(i)                                                95,890
                                       38,000  Evergreen Solar, Inc. (a)(i)                                                656,260
                                       28,426  FuelCell Energy, Inc. (a)(i)                                                281,986
                                        3,600  GeoMet, Inc. (a)                                                             18,720
                                        2,420  MarkWest Hydrocarbon, Inc.                                                  151,613
                                       12,500  Matrix Service Co. (a)                                                      272,750
                                        7,200  Nova Biosource Fuels, Inc. (a)(i)                                            20,880
                                        6,500  Ormat Technologies, Inc.                                                    357,565
                                       14,100  Pacific Ethanol, Inc. (a)(i)                                                115,479
                                       18,116  Penn Virginia Corp.                                                         790,401
                                       83,400  Rentech, Inc. (a)(i)                                                        150,954
                                       15,078  Verenium Corp. (a)(i)                                                        75,239
                                                                                                                   ---------------
                                                                                                                         4,747,794
----------------------------------------------------------------------------------------------------------------------------------
Engineering & Contracting              18,900  Aecom Technology Corp. (a)                                                  539,973
Services - 0.3%                         7,000  Clean Harbors, Inc. (a)                                                     361,900
                                       18,002  Dycom Industries, Inc. (a)                                                  479,753
                                        9,300  ENGlobal Corp. (a)(i)                                                       105,648
                                        7,000  Integrated Electrical Services, Inc. (a)                                    131,530
                                        7,900  Layne Christensen Co. (a)                                                   388,759
                                        3,700  Michael Baker Corp. (a)                                                     152,070
                                                                                                                   ---------------
                                                                                                                         2,159,633
----------------------------------------------------------------------------------------------------------------------------------
Entertainment - 0.3%                    7,000  Carmike Cinemas, Inc.                                                        50,820
                                       11,000  Cinemark Holdings, Inc.                                                     187,000
                                       19,155  Gaylord Entertainment Co. (a)                                               775,203
                                       34,300  Live Nation, Inc. (a)                                                       498,036
                                       10,872  Lodgenet Entertainment Corp. (a)                                            189,608
                                        5,455  Speedway Motorsports, Inc.                                                  169,541
                                                                                                                   ---------------
                                                                                                                         1,870,208
----------------------------------------------------------------------------------------------------------------------------------
Fertilizers - 0.3%                     43,000  Terra Industries, Inc. (a)                                                2,053,680
----------------------------------------------------------------------------------------------------------------------------------
Finance Companies - 0.1%                5,800  Asta Funding, Inc. (i)                                                      153,352
                                        2,169  Credit Acceptance Corp. (a)(i)                                               44,833
                                       12,600  MVC Capital, Inc. (i)                                                       203,364
                                        5,400  NewStar Financial, Inc. (a)                                                  44,712
                                        8,700  World Acceptance Corp. (a)                                                  234,726
                                                                                                                   ---------------
                                                                                                                           680,987
----------------------------------------------------------------------------------------------------------------------------------
Finance: Small Loan - 0.1%             28,400  Advance America, Cash Advance Centers, Inc.                                 288,544
                                        7,600  Dollar Financial Corp. (a)                                                  233,244
                                        9,400  Encore Capital Group, Inc. (a)                                               90,992

Master Small Cap Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007

                                       Shares
Industry                                 Held  Common Stocks                                                             Value
----------------------------------------------------------------------------------------------------------------------------------
                                        6,400  Nelnet, Inc. Class A                                                  $      81,344
                                        1,300  QC Holdings, Inc.                                                            14,625
                                                                                                                   ---------------
                                                                                                                           708,749
----------------------------------------------------------------------------------------------------------------------------------
Financial Data Processing               8,200  Advent Software, Inc. (a)(i)                                                443,620
Services & Systems - 0.8%               2,315  Cass Information Systems, Inc.                                               77,344
                                        9,889  CompuCredit Corp. (a)(i)                                                     98,692
                                       29,964  CyberSource Corp. (a)                                                       532,460
                                       24,200  Deluxe Corp.                                                                795,938
                                       11,623  eSpeed, Inc. Class A (a)                                                    131,340
                                        9,400  ExlService Holdings, Inc. (a)                                               216,952
                                        6,400  Heartland Payment Systems, Inc. (i)                                         171,520
                                       29,200  Hypercom Corp. (a)                                                          145,416
                                       36,700  Jack Henry & Associates, Inc.                                               893,278
                                       14,100  Online Resources Corp. (a)                                                  168,072
                                       12,000  TNS, Inc.                                                                   213,000
                                       15,200  TradeStation Group, Inc. (a)                                                215,992
                                       18,700  Wright Express Corp. (a)                                                    663,663
                                                                                                                   ---------------
                                                                                                                         4,767,287
----------------------------------------------------------------------------------------------------------------------------------
Financial Information                   4,700  Bankrate, Inc. (a)(i)                                                       226,023
Services - 0.3%                        24,540  INVESTools, Inc. (a)                                                        435,340
                                       15,600  Interactive Data Corp.                                                      514,956
                                        5,800  Morningstar, Inc. (a)                                                       450,950
                                       45,400  Move, Inc. (a)                                                              111,230
                                       26,922  S1 Corp. (a)                                                                196,531
                                       10,500  TheStreet.com, Inc.                                                         167,160
                                          400  Value Line, Inc.                                                             16,104
                                                                                                                   ---------------
                                                                                                                         2,118,294
----------------------------------------------------------------------------------------------------------------------------------
Financial Miscellaneous - 0.6%         17,750  Advanta Corp. Class B                                                       143,242
                                        7,400  Asset Acceptance Capital Corp.                                               77,034
                                       12,919  Cash America International, Inc.                                            417,284
                                        5,000  Federal Agricultural Mortgage Corp. Class B                                 131,600
                                       13,100  Financial Federal Corp.                                                     291,999
                                       12,100  First Cash Financial Services, Inc. (a)                                     177,628
                                       17,100  Global Cash Access, Inc. (a)                                                103,626
                                        6,499  LandAmerica Financial Group, Inc. (i)                                       217,392
                                        7,700  Portfolio Recovery Associates, Inc. (i)                                     305,459
                                       11,700  RAM Holdings Ltd. (a)                                                        57,798
                                        5,900  Sanders Morris Harris Group, Inc.                                            60,475
                                       29,736  Sotheby's Holdings, Inc. Class A                                          1,132,942
                                       10,816  Sterling Bancorp                                                            147,530
                                        8,222  Stewart Information Services Corp.                                          214,512
                                        6,433  Stifel Financial Corp. (a)                                                  338,183
                                        3,176  Triad Guaranty, Inc. (a)(i)                                                  31,125
                                        3,091  WSFS Financial Corp.                                                        155,168
                                        2,300  Wauwatosa Holdings, Inc. (a)                                                 29,486
                                                                                                                   ---------------
                                                                                                                         4,032,483
----------------------------------------------------------------------------------------------------------------------------------
Foods - 1.1%                            1,800  American Dairy, Inc. (a)                                                     23,310
                                        6,500  Cal-Maine Foods, Inc. (i)                                                   172,445
                                       19,900  Chiquita Brands International, Inc. (a)(i)                                  365,961
                                       35,776  Flowers Foods, Inc.                                                         837,516
                                       14,400  Fresh Del Monte Produce, Inc. (a)                                           483,552

Master Small Cap Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007

                                       Shares
Industry                                 Held  Common Stocks                                                             Value
----------------------------------------------------------------------------------------------------------------------------------
                                       18,557  Hain Celestial Group, Inc. (a)                                        $     593,824
                                        5,400  J&J Snack Foods Corp.                                                       168,912
                                       14,700  Lance, Inc.                                                                 300,174
                                        5,300  M&F Worldwide Corp. (a)                                                     285,405
                                        2,463  Maui Land & Pineapple Co., Inc. (a)                                          71,698
                                       16,600  Performance Food Group Co. (a)                                              446,042
                                       17,600  Pilgrim's Pride Corp. (i)                                                   509,520
                                       12,295  Ralcorp Holdings, Inc. (a)                                                  747,413
                                        6,950  Sanderson Farms, Inc.                                                       234,771
                                          142  Seaboard Corp.                                                              208,740
                                       21,957  Sensient Technologies Corp.                                                 620,944
                                        1,400  Synutra International, Inc. (a)(i)                                           42,280
                                       16,803  Tootsie Roll Industries, Inc.                                               460,738
                                       14,700  TreeHouse Foods, Inc. (a)                                                   337,953
                                                                                                                   ---------------
                                                                                                                         6,911,198
----------------------------------------------------------------------------------------------------------------------------------
Forest Products - 0.1%                  4,609  Deltic Timber Corp.                                                         237,317
                                        7,934  Universal Forest Products, Inc.                                             233,736
                                                                                                                   ---------------
                                                                                                                           471,053
- ---------------------------------------------------------------------------------------------------------------------------------
Forms & Bulk Printing                  10,100  Ennis, Inc.                                                                 181,800
Services - 0.1%                        11,100  Innerworkings, Inc. (a)(i)                                                  191,586
                                        7,645  The Standard Register Co.                                                    89,141
                                                                                                                   ---------------
                                                                                                                           462,527
----------------------------------------------------------------------------------------------------------------------------------
Funeral Parlors &                      45,024  Stewart Enterprises, Inc. Class A                                           400,714
Cemeteries - 0.1%
----------------------------------------------------------------------------------------------------------------------------------
Glass - 0.0%                           14,000  Apogee Enterprises, Inc.                                                    239,540
----------------------------------------------------------------------------------------------------------------------------------
Gold - 0.2%                           211,900  Coeur d'Alene Mines Corp. (a)(i)                                          1,046,786
                                       12,000  Royal Gold, Inc. (i)                                                        366,240
                                       25,600  US Gold Corp. (a)                                                            75,776
                                                                                                                   ---------------
                                                                                                                         1,488,802
----------------------------------------------------------------------------------------------------------------------------------
Health Care Facilities - 0.6%          28,600  Assisted Living Concepts, Inc. (a)                                          214,500
                                       10,800  Capital Senior Living Corp. (a)                                             107,244
                                        4,600  Emeritus Corp. (a)                                                          115,690
                                          400  The Ensign Group, Inc.                                                        5,760
                                       12,190  Kindred Healthcare, Inc. (a)                                                304,506
                                        9,250  LCA-Vision, Inc. (i)                                                        184,723
                                        5,600  MedCath Corp. (a)                                                           137,536
                                        2,600  National Healthcare Corp.                                                   134,420
                                       25,300  Psychiatric Solutions, Inc. (a)                                             822,250
                                        6,500  Radiation Therapy Services, Inc. (a)                                        200,915
                                       11,200  Res-Care, Inc. (a)                                                          281,792
                                       11,800  Skilled Healthcare Group, Inc. Class A (a)                                  172,634
                                       20,300  Sun Healthcare Group, Inc. (a)                                              348,551
                                       19,574  Sunrise Senior Living, Inc. (a)                                             600,530
                                                                                                                   ---------------
                                                                                                                         3,631,051
----------------------------------------------------------------------------------------------------------------------------------
Health Care Management                 24,600  AMERIGROUP Corp. (a)                                                        896,670
Services - 0.9%                        24,641  Allscripts Healthcare Solutions, Inc. (a)(i)                                478,528
                                        3,200  American Dental Partners, Inc. (a)                                           32,096
                                       14,700  Amsurg Corp. (a)                                                            397,782
                                        2,700  athenahealth, Inc. (a)                                                       97,200
                                       20,400  Centene Corp. (a)                                                           559,776
                                        5,000  Computer Programs & Systems, Inc.                                           113,700

Master Small Cap Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007

                                       Shares
Industry                                 Held  Common Stocks                                                             Value
----------------------------------------------------------------------------------------------------------------------------------
                                        3,785  Corvel Corp. (a)                                                      $      87,131
                                       21,431  Eclipsys Corp. (a)                                                          542,419
                                        9,900  HMS Holdings Corp. (a)                                                      328,779
                                       13,500  HealthExtras, Inc. (a)                                                      352,080
                                       20,600  HealthSpring, Inc. (a)                                                      392,430
                                        6,500  Molina Healthcare, Inc. (a)                                                 251,550
                                       15,800  Omnicell, Inc. (a)                                                          425,494
                                       19,300  Phase Forward, Inc. (a)                                                     419,775
                                        8,200  Vital Images, Inc. (a)                                                      148,174
                                                                                                                   ---------------
                                                                                                                         5,523,584
----------------------------------------------------------------------------------------------------------------------------------
Health Care Services - 0.8%            12,300  Alliance Imaging, Inc. (a)                                                  118,326
                                       11,566  Amedisys, Inc. (a)                                                          561,182
                                       18,600  Apria Healthcare Group, Inc. (a)                                            401,202
                                        5,500  Bio-Reference Labs, Inc. (a)                                                179,740
                                        3,600  Emergency Medical Services Corp. (a)                                        105,408
                                       14,012  Gentiva Health Services, Inc. (a)                                           266,788
                                       36,600  HealthSouth Corp. (a)(i)                                                    768,600
                                       19,837  Healthcare Services Group, Inc.                                             420,148
                                       16,300  Healthways, Inc. (a)                                                        952,572
                                       18,800  Hythiam, Inc. (a)(i)                                                         55,084
                                        7,000  LHC Group, Inc. (a)                                                         174,860
                                       10,500  Matria Healthcare, Inc. (a)                                                 249,585
                                       10,000  Nighthawk Radiology Holdings, Inc. (a)(i)                                   210,500
                                       14,700  Odyssey HealthCare, Inc. (a)                                                162,582
                                       12,969  PharMerica Corp. (a)                                                        180,010
                                        1,000  Virtual Radiologic Corp. (a)                                                 20,280
                                                                                                                   ---------------
                                                                                                                         4,826,867
----------------------------------------------------------------------------------------------------------------------------------
Homebuilding - 0.1%                    18,700  Beazer Homes USA, Inc. (i)                                                  138,941
                                       17,300  Hovnanian Enterprises, Inc. Class A (a)(i)                                  124,041
                                        6,100  M/I Homes, Inc. (i)                                                          64,050
                                       12,500  Meritage Homes Corp. (a)(i)                                                 182,125
                                       31,600  Standard-Pacific Corp. (i)                                                  105,860
                                       15,800  WCI Communities, Inc. (a)(i)                                                 59,724
                                                                                                                   ---------------
                                                                                                                           674,741
----------------------------------------------------------------------------------------------------------------------------------
Hotel/Motel - 0.1%                      6,600  Lodgian, Inc. (a)                                                            74,316
                                        7,779  Marcus Corp.                                                                120,186
                                        8,900  Morgans Hotel Group Co. (a)                                                 171,592
                                                                                                                   ---------------
                                                                                                                           366,094
----------------------------------------------------------------------------------------------------------------------------------
Household Furnishings - 0.4%            6,100  American Woodmark Corp. (i)                                                 110,898
                                       11,100  Ethan Allen Interiors, Inc.                                                 316,350
                                       22,100  Furniture Brands International, Inc. (i)                                    222,326
                                        9,936  Haverty Furniture Cos., Inc.                                                 89,325
                                        2,800  hhgregg, Inc. (a)                                                            38,528
                                        5,500  Hooker Furniture Corp.                                                      110,550
                                       21,100  La-Z-Boy, Inc. (i)                                                          167,323
                                        7,000  Libbey, Inc.                                                                110,880
                                        6,500  Lifetime Brands, Inc. (i)                                                    84,370
                                       18,000  Sealy Corp. (i)                                                             201,420
                                       22,200  Select Comfort Corp. (a)                                                    155,622
                                       35,300  Tempur-Pedic International, Inc. (i)                                        916,741
                                                                                                                   ---------------
                                                                                                                         2,524,333
----------------------------------------------------------------------------------------------------------------------------------

Master Small Cap Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007

                                       Shares
Industry                                 Held  Common Stocks                                                             Value
----------------------------------------------------------------------------------------------------------------------------------
Identification Control &               16,912  Advanced Energy Industries, Inc. (a)                                  $     221,209
Filter Devices - 0.6%                  21,441  Asyst Technologies, Inc. (a)                                                 69,897
                                        5,900  Badger Meter, Inc.                                                          265,205
                                       12,032  ESCO Technologies, Inc. (a)                                                 480,558
                                        5,697  The Gorman-Rupp Co.                                                         177,746
                                       27,028  L-1 Identity Solutions, Inc. (a)(g)                                         485,153
                                       13,126  Mine Safety Appliances Co. (i)                                              680,846
                                        6,612  Robbins & Myers, Inc.                                                       500,066
                                        5,650  Sun Hydraulics, Inc.                                                        142,550
                                       14,827  Veeco Instruments, Inc. (a)                                                 247,611
                                        7,096  Vicor Corp.                                                                 110,627
                                       14,836  Watts Water Technologies, Inc. Class A                                      442,113
                                       14,017  X-Rite, Inc. (a)                                                            162,878
                                                                                                                   ---------------
                                                                                                                         3,986,459
----------------------------------------------------------------------------------------------------------------------------------
Industrial Products - 0.0%              6,300  TAL International Group, Inc.                                               143,451
----------------------------------------------------------------------------------------------------------------------------------
Insurance: Life - 0.4%                 27,200  American Equity Investment Life Holding Co.                                 225,488
                                       18,400  Citizens, Inc. (a)(i)                                                       101,752
                                       20,305  Delphi Financial Group, Inc. Class A                                        716,360
                                        1,442  Kansas City Life Insurance Co.                                               62,338
                                          862  National Western Life Insurance Co. Class A                                 178,753
                                       52,100  The Phoenix Cos., Inc.                                                      618,426
                                       11,593  Presidential Life Corp.                                                     202,993
                                       25,300  Scottish Re Group Ltd. (a)                                                   18,343
                                       22,900  Universal American Financial Corp. (a)                                      586,011
                                                                                                                   ---------------
                                                                                                                         2,710,464
----------------------------------------------------------------------------------------------------------------------------------
Insurance: Multi-Line - 1.1%           13,640  Alfa Corp.                                                                  295,579
                                       35,700  Assured Guaranty Ltd.                                                       947,478
                                        6,186  CNA Surety Corp. (a)                                                        122,421
                                       11,009  Crawford & Co. Class B (a)                                                   45,687
                                        6,400  eHealth, Inc. (a)                                                           205,504
                                        2,600  EMC Insurance Group, Inc.                                                    61,542
                                        5,725  FBL Financial Group, Inc. Class A                                           197,684
                                        4,100  Flagstone Reinsurance Holdings Ltd.                                          56,990
                                       17,206  Hilb Rogal & Hobbs Co.                                                      698,047
                                       20,368  Horace Mann Educators Corp.                                                 385,770
                                        1,240  Independence Holding Co.                                                     15,686
                                       28,100  Max Capital Group Ltd.                                                      786,519
                                       11,600  Meadowbrook Insurance Group, Inc. (a)                                       109,156
                                       48,000  Montpelier Re Holdings Ltd.                                                 816,480
                                        7,297  Pico Holdings, Inc. (a)                                                     245,325
                                       27,200  Platinum Underwriters Holdings Ltd.                                         967,232
                                       17,800  Primus Guaranty Ltd. (a)(i)                                                 124,778
                                       11,800  Security Capital Assurance Ltd. (i)                                          45,902
                                       17,355  Zenith National Insurance Corp.                                             776,289
                                                                                                                   ---------------
                                                                                                                         6,904,069
----------------------------------------------------------------------------------------------------------------------------------
Insurance:                             13,200  AmTrust Financial Services, Inc.                                            181,764
Property-Casualty - 1.8%                4,856  American Physicians Capital, Inc.                                           201,329
                                       10,400  Amerisafe, Inc. (a)                                                         161,304
                                       12,679  Argo Group International Holdings Ltd. (a)                                  534,166
                                       41,000  Aspen Insurance Holdings Ltd.                                             1,182,440
                                        4,032  Baldwin & Lyons, Inc. Class B                                               110,718

Master Small Cap Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007

                                       Shares
Industry                                 Held  Common Stocks                                                             Value
----------------------------------------------------------------------------------------------------------------------------------
                                        1,100  CastlePoint Holdings, Ltd.                                            $      13,200
                                       23,100  Commerce Group, Inc.                                                        831,138
                                        3,400  Darwin Professional Underwriters, Inc. (a)                                   82,178
                                        4,344  Donegal Group, Inc. Class A                                                  74,586
                                       23,280  Employers Holdings, Inc.                                                    389,009
                                        3,000  Enstar Group Ltd. (a)                                                       367,260
                                        4,800  FPIC Insurance Group, Inc. (a)                                              206,304
                                        3,977  First Acceptance Corp. (a)                                                   16,783
                                        6,900  First Mercury Financial Corp. (a)                                           168,360
                                       32,500  Fremont General Corp. (a)(i)                                                113,750
                                        6,400  Greenlight Capital Re Ltd. (a)                                              133,056
                                        3,600  Hallmark Financial Services, Inc. (a)                                        57,096
                                        5,962  Harleysville Group, Inc.                                                    210,936
                                       28,200  IPC Holdings, Ltd.                                                          814,134
                                        6,700  Infinity Property & Casualty Corp.                                          242,071
                                        4,058  The Midland Co.                                                             262,512
                                        3,700  NYMAGIC, Inc.                                                                85,581
                                        3,300  National Interstate Corp.                                                   109,230
                                        6,400  Navigators Group, Inc. (a)                                                  416,000
                                       12,200  Odyssey Re Holdings Corp.                                                   447,862
                                       14,206  PMA Capital Corp. Class A (a)                                               116,773
                                       15,123  ProAssurance Corp. (a)                                                      830,555
                                        9,854  RLI Corp.                                                                   559,609
                                        7,700  Safety Insurance Group, Inc.                                                281,974
                                       11,400  SeaBright Insurance Holdings, Inc. (a)                                      171,912
                                       25,708  Selective Insurance Group, Inc.                                             591,027
                                        5,512  State Auto Financial Corp.                                                  144,966
                                        9,900  Tower Group, Inc.                                                           330,660
                                        9,800  United America Indemnity, Ltd. (a)                                          195,216
                                       10,400  United Fire & Casualty Co.                                                  302,536
                                        6,100  Validus Holdings Ltd. (a)                                                   158,478
                                                                                                                   ---------------
                                                                                                                        11,096,473
-----------------------------------------------------------------------------------------------------------------------------------
Investment Management                  22,100  Alternative Asset Management Acquisition Corp. (a)                          202,215
Companies - 0.9%                        6,100  Ampal-American Israel Corp. Class A (a)                                      45,079
                                       55,546  Apollo Investment Corp.                                                     947,059
                                       32,639  Ares Capital Corp.                                                          477,509
                                       10,600  Calamos Asset Management, Inc. Class A                                      315,668
                                        1,300  Capital Southwest Corp.                                                     153,920
                                        7,200  Cohen & Steers, Inc. (i)                                                    215,784
                                        7,600  Cowen Group, Inc. (a)                                                        72,276
                                        5,600  Epoch Holding Corp.                                                          81,984
                                       11,700  FBR Capital Markets Corp. (a)                                               112,086
                                        2,496  GAMCO Investors, Inc. Class A                                               172,723
                                        6,200  Kohlberg Capital Corp.                                                       74,400
                                       27,200  MCG Capital Corp.                                                           315,248
                                        9,923  NGP Capital Resources Co. (i)                                               155,096
                                       16,800  National Financial Partners Corp.                                           766,248
                                       17,000  NexCen Brands, Inc. (a)                                                      82,280
                                        1,000  Pzena Investment Management, Inc. Class A                                    11,400
                                        9,400  TICC Capital Corp.                                                           86,762

Master Small Cap Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007

                                       Shares
Industry                                 Held  Common Stocks                                                             Value
----------------------------------------------------------------------------------------------------------------------------------
                                        4,300  U.S. Global Investors, Inc. (i)                                       $      71,638
                                        9,600  W.P. Stewart & Co. Ltd. (i)                                                  49,056
                                       39,200  Waddell & Reed Financial, Inc. Class A                                    1,414,728
                                                                                                                   ---------------
                                                                                                                         5,823,159
----------------------------------------------------------------------------------------------------------------------------------
Jewelry, Watches &                      3,500  FGX International Holdings Ltd. (a)                                          41,475
Gemstones - 0.2%                       20,300  Fossil, Inc. (a)                                                            852,194
                                        7,500  Movado Group, Inc.                                                          189,675
                                                                                                                   ---------------
                                                                                                                         1,083,344
----------------------------------------------------------------------------------------------------------------------------------
Leisure Time - 0.4%                    32,100  Callaway Golf Co. (g)                                                       559,503
                                       14,900  Great Wolf Resorts, Inc. (a)                                                146,169
                                       14,700  Life Time Fitness, Inc. (a)(i)                                              730,296
                                       15,100  Premier Exhibitions, Inc. (a)(i)                                            165,194
                                       34,900  Six Flags, Inc. (a)(i)                                                       70,847
                                        3,800  Steinway Musical Instruments, Inc.                                          104,766
                                       11,100  Sturm Ruger & Co., Inc. (a)                                                  91,908
                                        9,500  Town Sports International Holdings, Inc. (a)                                 90,820
                                       14,156  Vail Resorts, Inc. (a)                                                      761,734
                                        9,100  West Marine, Inc. (a)                                                        81,718
                                                                                                                   ---------------
                                                                                                                         2,802,955
----------------------------------------------------------------------------------------------------------------------------------
Machine Tools - 0.0%                    2,700  Hurco Companies, Inc. (a)                                                   117,855
----------------------------------------------------------------------------------------------------------------------------------
Machinery &                            18,790  Applied Industrial Technologies, Inc.                                       545,286
Engineering - 0.1%
----------------------------------------------------------------------------------------------------------------------------------
Machinery: Agricultural - 0.1%          4,550  Gehl Co. (a)                                                                 72,982
                                        5,013  Lindsay Manufacturing Co. (i)                                               354,369
                                                                                                                   ---------------
                                                                                                                           427,351
- ---------------------------------------------------------------------------------------------------------------------------------
Machinery: Construction &               8,800  A.S.V., Inc. (a)(d)(i)                                                      121,880
Handling - 0.1%                         8,817  Astec Industries, Inc. (a)                                                  327,904
                                        2,387  NACCO Industries, Inc. Class A                                              237,960
                                                                                                                   ---------------
                                                                                                                           687,744
----------------------------------------------------------------------------------------------------------------------------------
Machinery: Engines - 0.1%              23,200  Briggs & Stratton Corp. (i)                                                 525,712
                                       13,000  Raser Technologies, Inc. (a)(i)                                             193,050
                                                                                                                   ---------------
                                                                                                                           718,762
----------------------------------------------------------------------------------------------------------------------------------
Machinery:                             24,700  Actuant Corp. Class A                                                       840,047
Industrial/Specialty - 0.8%             3,500  Altra Holdings, Inc. (a)                                                     58,205
                                        6,800  Chart Industries, Inc. (a)                                                  210,120
                                        9,000  Columbus McKinnon Corp. (a)                                                 293,580
                                        9,700  EnPro Industries, Inc. (a)                                                  297,305
                                        5,500  Hardinge, Inc.                                                               92,290
                                        7,270  Kadant, Inc. (a)                                                            215,701
                                        6,400  Middleby Corp. (a)                                                          490,368
                                       15,710  Nordson Corp.                                                               910,552
                                        7,928  Tecumseh Products Co. Class A (a)                                           185,594
                                        7,274  Tennant Co.                                                                 322,165
                                        2,500  Twin Disc, Inc.                                                             176,925
                                       13,979  Woodward Governor Co.                                                       949,873
                                                                                                                   ---------------
                                                                                                                         5,042,725
---------------------------------------------------------------------------------------------------------------------------------
Machinery: Oil Well                    10,200  Allis-Chalmers Energy, Inc. (a)                                             150,450
Equipment & Services - 1.6%            17,400  Basic Energy Services, Inc. (a)(i)                                          381,930
                                        9,602  CARBO Ceramics, Inc.                                                        357,194
                                       17,375  Cal Dive International, Inc. (a)(i)                                         230,045
                                       20,200  Complete Production Services, Inc. (a)                                      362,994

Master Small Cap Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007

                                       Shares
Industry                                 Held  Common Stocks                                                             Value
----------------------------------------------------------------------------------------------------------------------------------
                                       12,476  Dril-Quip, Inc. (a)                                                   $     694,414
                                       27,972  Exterran Holdings, Inc. (a)                                               2,288,110
                                        8,600  Flotek Industries, Inc. (a)(i)                                              309,944
                                        5,817  Gulf Island Fabrication, Inc.                                               184,457
                                        9,940  Hornbeck Offshore Services, Inc. (a)                                        446,803
                                        7,100  Lufkin Industries, Inc.                                                     406,759
                                        8,700  NATCO Group, Inc. Class A (a)                                               471,105
                                       42,820  Newpark Resources, Inc. (a)                                                 233,369
                                       23,000  Oil States International, Inc. (a)                                          784,760
                                       49,481  Parker Drilling Co. (a)                                                     373,582
                                       14,000  RPC, Inc. (i)                                                               163,940
                                       16,100  Sulphco, Inc. (a)(i)                                                         84,042
                                        5,500  Superior Offshore International, Inc. (a)                                    27,610
                                        7,600  Superior Well Services, Inc. (a)                                            161,272
                                        2,900  T-3 Energy Services, Inc. (a)                                               136,329
                                        4,600  Trico Marine Services, Inc. (a)                                             170,292
                                        6,000  Union Drilling, Inc. (a)                                                     94,620
                                       14,257  W-H Energy Services, Inc. (a)                                               801,386
                                       17,300  Willbros Group, Inc. (a)                                                    662,417
                                                                                                                   ---------------
                                                                                                                         9,977,824
----------------------------------------------------------------------------------------------------------------------------------
Machinery: Specialty - 0.4%            17,400  Bucyrus International, Inc.                                               1,729,386
                                        5,100  Cascade Corp.                                                               236,946
                                       17,800  Flow International Corp. (a)                                                165,896
                                        9,641  Semitool, Inc. (a)(i)                                                        83,684
                                       10,000  TurboChef Technologies, Inc. (a)                                            165,000
                                                                                                                   ---------------
                                                                                                                         2,380,912
- ---------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing - 0.1%            36,127  Champion Enterprises, Inc. (a)                                              340,316
                                        4,205  Palm Harbor Homes, Inc. (a)(i)                                               44,363
                                        4,001  Skyline Corp.                                                               117,429
                                                                                                                   ---------------
                                                                                                                           502,108
----------------------------------------------------------------------------------------------------------------------------------
Manufacturing - 0.1%                   22,759  Federal Signal Corp.                                                        255,356
                                        5,431  Standex International Corp.                                                  94,771
                                                                                                                   ---------------
                                                                                                                           350,127
----------------------------------------------------------------------------------------------------------------------------------
Medical & Dental                        9,900  Abaxis, Inc. (a)                                                            355,014
Instruments & Supplies - 3.0%          12,600  Abiomed, Inc. (a)                                                           195,804
                                       27,700  Align Technology, Inc. (a)                                                  462,036
                                       33,700  American Medical Systems Holdings, Inc. (a)(i)                              487,302
                                        9,100  AngioDynamics, Inc. (a)                                                     173,264
                                        8,300  Bio-Rad Laboratories, Inc. Class A (a)                                      860,046
                                        6,100  BioMimetic Therapeutics, Inc. (a)                                           105,957
                                       13,428  CONMED Corp. (a)                                                            310,321
                                        3,700  Cantel Medical Corp. (a)                                                     53,946
                                       25,700  Cepheid, Inc. (a)                                                           677,195
                                       13,900  Conceptus, Inc. (a)(i)                                                      267,436
                                        8,800  CryoLife, Inc. (a)                                                           69,960
                                        6,200  Cutera, Inc. (a)                                                             97,340
                                       10,669  Cyberonics, Inc. (a)(i)                                                     140,404
                                       21,932  ev3, Inc. (a)                                                               278,756
                                        4,600  Hansen Medical, Inc. (a)(i)                                                 137,724
                                        8,300  I-Flow Corp. (a)(i)                                                         130,974
                                        6,550  ICU Medical, Inc. (a)                                                       235,866

Master Small Cap Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007

                                       Shares
Industry                                 Held  Common Stocks                                                             Value
----------------------------------------------------------------------------------------------------------------------------------
                                       32,043  Immucor, Inc. (a)                                                     $   1,089,142
                                        3,900  Insulet Corp. (a)                                                            91,572
                                       13,622  Invacare Corp.                                                              343,274
                                       31,230  Inverness Medical Innovations, Inc. (a)                                   1,754,501
                                        4,378  Landauer, Inc.                                                              226,999
                                       15,800  LifeCell Corp. (a)                                                          681,138
                                        6,050  Medical Action Industries, Inc. (a)                                         126,143
                                       14,744  Mentor Corp. (i)                                                            576,490
                                       18,600  Meridian Bioscience, Inc.                                                   559,488
                                       13,110  Merit Medical Systems, Inc. (a)                                             182,229
                                        7,900  Micrus Endovascular Corp. (a)                                               155,472
                                        9,600  Northstar Neuroscience, Inc. (a)                                             89,280
                                       16,100  NuVasive, Inc. (a)                                                          636,272
                                       22,059  OraSure Technologies, Inc. (a)                                              196,105
                                        7,800  Orthofix International NV (a)                                               452,166
                                       18,898  Owens & Minor, Inc.                                                         801,842
                                       31,473  PSS World Medical, Inc. (a)                                                 615,927
                                        8,800  Palomar Medical Technologies, Inc. (a)                                      134,816
                                       14,400  Sonic Innovations, Inc. (a)                                                 111,168
                                        7,915  SonoSite, Inc. (a)                                                          266,498
                                       15,300  Spectranetic Corp. (a)                                                      234,549
                                       12,500  Stereotaxis, Inc. (a)                                                       152,750
                                       30,400  Steris Corp.                                                                876,736
                                        7,283  SurModics, Inc. (a)(i)                                                      395,248
                                       14,500  Symmetry Medical, Inc. (a)                                                  252,735
                                       25,147  Thoratec Corp. (a)                                                          457,424
                                        1,900  Trans1, Inc (a)                                                              31,293
                                       12,060  Ventana Medical Systems, Inc. (a)                                         1,051,994
                                        4,324  Vital Signs, Inc.                                                           221,043
                                       11,600  Volcano Corp. (a)                                                           145,116
                                       15,476  West Pharmaceutical Services, Inc.                                          628,171
                                       15,200  Wright Medical Group, Inc. (a)                                              443,384
                                                                                                                   ---------------
                                                                                                                        19,020,310
----------------------------------------------------------------------------------------------------------------------------------
Medical Services - 0.3%                 5,100  Air Methods Corp. (a)                                                       253,317
                                        2,000  Genoptix, Inc. (a)                                                           61,400
                                       18,200  Magellan Health Services, Inc. (a)                                          848,666
                                       12,997  Parexel International Corp. (a)                                             627,755
                                        8,395  RehabCare Group, Inc. (a)                                                   189,391
                                                                                                                   ---------------
                                                                                                                         1,980,529
----------------------------------------------------------------------------------------------------------------------------------
Metal Fabricating - 1.0%                3,500  Ampco-Pittsburgh Corp.                                                      133,455
                                        7,700  CIRCOR International, Inc.                                                  356,972
                                          300  Compx International, Inc.                                                     4,386
                                        5,700  Dynamic Materials Corp.                                                     336,072
                                       11,150  Encore Wire Corp.                                                           177,508
                                        5,000  Haynes International, Inc. (a)                                              347,500
                                        9,000  Insteel Industries, Inc.                                                    105,570
                                       12,426  Kaydon Corp.                                                                677,714
                                        4,400  L.B. Foster Co. Class A (a)                                                 227,612
                                       53,660  Mueller Water Products, Inc. Series A (i)                                   510,843
                                        4,900  Northwest Pipe Co. (a)                                                      191,786
                                       16,510  Quanex Corp.                                                                856,869

Master Small Cap Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007

                                       Shares
Industry                                 Held  Common Stocks                                                             Value
----------------------------------------------------------------------------------------------------------------------------------
                                       10,000  RBC Bearings, Inc. (a)                                                $     434,600
                                       10,513  RTI International Metals, Inc. (a)                                          724,661
                                        9,700  Superior Essex, Inc. (a)                                                    232,800
                                        4,400  Trimas Corp. (a)                                                             46,596
                                        8,658  Valmont Industries, Inc.                                                    771,601
                                                                                                                   ---------------
                                                                                                                         6,136,545
----------------------------------------------------------------------------------------------------------------------------------
Metals & Minerals                       5,600  A.M. Castle & Co.                                                           152,264
Miscellaneous - 0.7%                   10,973  AMCOL International Corp.                                                   395,357
                                       27,500  Apex Silver Mines Ltd. (a)(i)                                               419,100
                                        9,211  Brush Engineered Materials, Inc. (a)                                        340,991
                                       15,100  Compass Minerals International, Inc.                                        619,100
                                       23,800  General Moly, Inc. (a)                                                      277,746
                                       46,644  GrafTech International Ltd. (a)                                             827,931
                                       56,100  Hecla Mining Co. (a)                                                        524,535
                                        1,400  Horsehead Holding Corp. (a)                                                  23,758
                                        8,953  Minerals Technologies, Inc.                                                 599,403
                                       17,064  Stillwater Mining Co. (a)                                                   164,838
                                       24,500  Uranium Resources, Inc. (a)                                                 305,760
                                                                                                                   ---------------
                                                                                                                         4,650,783
----------------------------------------------------------------------------------------------------------------------------------
Milling: Fruit & Grain                  5,300  MGP Ingredients, Inc. (i)                                                    49,926
Processing - 0.0%
----------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Business &                4,500  Core-Mark Holdings Co., Inc. (a)                                            129,240
Consumer Discretionary - 0.0%
----------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Consumer                  9,500  Reddy Ice Holdings, Inc.                                                    240,445
Staples - 0.0%
----------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Health                    3,700  Animal Health International, Inc. (a)                                        45,510
Care - 0.0%
----------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Materials &              12,050  Ceradyne, Inc. (a)                                                          565,506
Commodities - 0.2%                     17,379  Symyx Technologies Inc. (a)                                                 133,471
                                        8,689  WD-40 Co.                                                                   329,921
                                                                                                                   ---------------
                                                                                                                         1,028,898
----------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Materials &              14,038  Insituform Technologies, Inc. Class A (a)                                   207,762
Processing - 0.3%                      12,000  Metal Management, Inc.                                                      546,360
                                        7,655  Rogers Corp. (a)                                                            331,997
                                       50,259  USEC, Inc. (a)(i)                                                           452,331
                                       10,000  Xerium Technologies, Inc.                                                    52,000
                                                                                                                   ---------------
                                                                                                                         1,590,450
----------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Producer                 19,200  Blount International, Inc. (a)                                              236,352
Durables - 0.1%                         4,600  Park-Ohio Holdings Corp. (a)                                                115,460
                                                                                                                   ---------------
                                                                                                                           351,812
----------------------------------------------------------------------------------------------------------------------------------
Miscellaneous                           5,300  Dice Holdings, Inc. (a)                                                      42,347
Technology - 0.2%                      14,500  IHS, Inc. Class A (a)                                                       878,120
                                        6,700  iRobot Corp. (a)(i)                                                         121,136
                                        6,400  Vocus, Inc. (a)                                                             220,992
                                                                                                                   ---------------
                                                                                                                         1,262,595
----------------------------------------------------------------------------------------------------------------------------------
Multi-Sector Companies - 0.4%          11,600  Compass Diversified Holdings                                                172,840
                                       26,571  GenCorp, Inc. (a)                                                           309,818
                                        3,700  GenTek Inc. (a)                                                             108,299
                                       11,594  Kaman Corp. Class A                                                         426,775
                                       10,699  Lancaster Colony Corp.                                                      424,750

Master Small Cap Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007

                                       Shares
Industry                                 Held  Common Stocks                                                             Value
----------------------------------------------------------------------------------------------------------------------------------
                                        6,900  Raven Industries, Inc.                                                $     264,891
                                       24,200  Walter Industries, Inc.                                                     869,506
                                                                                                                   ---------------
                                                                                                                         2,576,879
----------------------------------------------------------------------------------------------------------------------------------
Office Furniture &                     25,300  ACCO Brands Corp. (a)                                                       405,812
Business Equipment - 0.3%              29,600  Herman Miller, Inc.                                                         958,744
                                       10,674  Kimball International, Inc. Class B                                         146,234
                                       23,400  Knoll, Inc.                                                                 384,462
                                                                                                                   ---------------
                                                                                                                         1,895,252
----------------------------------------------------------------------------------------------------------------------------------
Offshore Drilling - 0.4%               12,254  Atwood Oceanics, Inc. (a)                                                 1,228,341
                                        6,800  Bois d'Arc Energy, Inc. (a)                                                 134,980
                                       38,720  Hercules Offshore, Inc. (a)                                                 920,762
                                                                                                                   ---------------
                                                                                                                         2,284,083
----------------------------------------------------------------------------------------------------------------------------------
Oil: Crude Producers - 2.7%             1,365  APCO Argentina, Inc.                                                         37,455
                                       11,100  ATP Oil & Gas Corp. (a)(g)                                                  560,994
                                       14,300  Arena Resources, Inc. (a)                                                   596,453
                                       10,525  Atlas America, Inc.                                                         622,869
                                       24,700  BPZ Resources, Inc. (a)(i)                                                  276,146
                                       18,402  Berry Petroleum Co. Class A                                                 817,969
                                       14,500  Bill Barrett Corp. (a)                                                      607,115
                                       22,100  Brigham Exploration Co. (a)                                                 166,192
                                       12,500  Bronco Drilling Co., Inc. (a)                                               185,625
                                        9,800  Callon Petroleum Co. (a)                                                    161,210
                                       11,400  Carrizo Oil & Gas, Inc. (a)                                                 624,150
                                        3,300  Clayton Williams Energy, Inc. (a)                                           102,828
                                       20,757  Comstock Resources, Inc. (a)                                                705,738
                                        6,500  Contango Oil & Gas Co. (a)                                                  330,785
                                        4,200  Delek US Holdings, Inc.                                                      84,966
                                       26,300  EXCO Resources, Inc. (a)                                                    407,124
                                       15,500  Edge Petroleum Corp. (a)(i)                                                  91,915
                                       24,800  Encore Acquisition Co. (a)                                                  827,576
                                       13,000  Energy Infrastructure Acquisition Corp. (a)                                 131,820
                                       15,037  Energy Partners Ltd. (a)                                                    177,587
                                       19,600  FX Energy, Inc. (a)                                                         111,328
                                       19,400  GeoGlobal Resources, Inc. (a)(i)                                             96,030
                                        4,200  Geokinetics, Inc. (a)                                                        81,690
                                        7,800  Goodrich Petroleum Corp. (a)(i)                                             176,436
                                       87,043  Grey Wolf, Inc. (a)                                                         463,939
                                       10,100  Gulfport Energy Corp. (a)                                                   184,426
                                       16,700  Harvest Natural Resources, Inc. (a)(i)                                      208,750
                                       38,600  Mariner Energy, Inc. (a)                                                    883,168
                                       17,600  McMoRan Exploration Co. (a)                                                 230,384
                                       38,911  Meridian Resource Corp. (a)                                                  70,429
                                       10,600  NTR Acquisition Co. (a)                                                     100,700
                                       59,400  Oilsands Quest, Inc. (a)(i)                                                 242,352
                                       18,200  Parallel Petroleum Corp. (a)                                                320,866
                                       76,062  PetroHawk Energy Corp. (a)                                                1,316,633
                                        7,100  Petroleum Development Corp. (a)                                             419,823
                                       19,800  Petroquest Energy, Inc. (a)                                                 283,140
                                       21,700  Pioneer Drilling Co. (a)                                                    257,796
                                        5,249  Resource America, Inc. Class A                                               77,003
                                        6,500  Rex Energy Corp. (a)                                                         77,545

Master Small Cap Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007

                                       Shares
Industry                                 Held  Common Stocks                                                             Value
----------------------------------------------------------------------------------------------------------------------------------
                                       23,900  Rosetta Resources, Inc. (a)                                           $     473,937
                                       12,378  Stone Energy Corp. (a)                                                      580,652
                                       14,017  Swift Energy Co. (a)                                                        617,169
                                       16,700  TXCO Resources, Inc. (a)                                                    201,402
                                        9,600  Toreador Resources Corp. (a)(i)                                              67,104
                                        5,200  Venoco, Inc. (a)                                                            103,636
                                       18,910  VeraSun Energy Corp. (a)(i)                                                 288,945
                                       27,600  Warren Resources, Inc. (a)                                                  389,988
                                       19,610  Whiting Petroleum Corp. (a)                                               1,130,713
                                                                                                                   ---------------
                                                                                                                        16,972,501
----------------------------------------------------------------------------------------------------------------------------------
Oil: Integrated                        30,700  Delta Petroleum Corp. (a)(i)                                                578,695
Domestic - 0.1%                         5,800  GMX Resources Inc. (a)(i)                                                   187,224
                                                                                                                   ---------------
                                                                                                                           765,919
----------------------------------------------------------------------------------------------------------------------------------
Oil: Integrated                        25,700  Vaalco Energy, Inc. (a)                                                     119,505
International - 0.0%
----------------------------------------------------------------------------------------------------------------------------------
Paints & Coatings - 0.2%               20,676  Ferro Corp.                                                                 428,613
                                       26,580  H.B. Fuller Co.                                                             596,721
                                        1,693  Kronos Worldwide, Inc.                                                       29,543
                                                                                                                   ---------------
                                                                                                                         1,054,877
----------------------------------------------------------------------------------------------------------------------------------
Paper - 0.4%                           25,144  AbitibiBowater, Inc. (i)                                                    518,218
                                       13,074  Albany International Corp. Class A                                          485,045
                                       15,598  Buckeye Technologies, Inc. (a)                                              194,975
                                        8,892  Chesapeake Corp.                                                             46,149
                                       11,700  Mercer International, Inc.-Sbi (a)(i)                                        91,611
                                        2,650  Multi-Color Corp.                                                            72,796
                                        7,600  Neenah Paper, Inc.                                                          221,540
                                       21,301  P.H. Glatfelter Co.                                                         326,118
                                       15,580  Rock-Tenn Co. Class A                                                       395,888
                                       19,342  Wausau Paper Corp.                                                          173,885
                                                                                                                   ---------------
                                                                                                                         2,526,225
----------------------------------------------------------------------------------------------------------------------------------
Photography - 0.0%                      2,600  CPI Corp.                                                                    61,230
----------------------------------------------------------------------------------------------------------------------------------
Plastics - 0.0%                        15,254  Spartech Corp.                                                              215,081
----------------------------------------------------------------------------------------------------------------------------------
Pollution Control &                     7,800  American Ecology Corp.                                                      183,144
Environmental Services - 0.2%          34,600  Darling International, Inc. (a)                                             399,976
                                       12,600  EnergySolutions, Inc. (a)                                                   340,074
                                        7,000  Fuel Tech, Inc. (a)(i)                                                      158,550
                                       18,746  Headwaters, Inc. (a)(i)                                                     220,078
                                        7,500  Team, Inc. (a)                                                              274,350
                                                                                                                   ---------------
                                                                                                                         1,576,172
----------------------------------------------------------------------------------------------------------------------------------
Power Transmission                     14,451  Regal-Beloit Corp.                                                          649,572
Equipment - 0.1%
----------------------------------------------------------------------------------------------------------------------------------
Printing & Copying                     14,282  Bowne & Co., Inc.                                                           251,363
Services - 0.3%                        25,200  Cenveo, Inc. (a)                                                            440,244
                                        6,400  Schawk, Inc.                                                                 99,328
                                       20,100  VistaPrint Ltd. (a)                                                         861,285
                                                                                                                   ---------------
                                                                                                                         1,652,220
----------------------------------------------------------------------------------------------------------------------------------
Production Technology                  16,157  ATMI, Inc. (a)(g)                                                           521,063
Equipment - 1.1%                       44,200  Axcelis Technologies, Inc. (a)                                              203,320
                                       33,178  Brooks Automation, Inc. (a)                                                 438,281
                                       20,856  Cognex Corp.                                                                420,248
                                       40,468  Credence Systems Corp. (a)                                                   97,933

Master Small Cap Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007

                                       Shares
Industry                                 Held  Common Stocks                                                             Value
----------------------------------------------------------------------------------------------------------------------------------
                                       15,000  Cymer, Inc. (a)(g)                                                    $     583,950
                                        8,931  Dionex Corp. (a)                                                            740,023
                                       12,661  Electro Scientific Industries, Inc. (a)                                     251,321
                                       54,399  Entegris, Inc. (a)                                                          469,463
                                       13,690  Esterline Technologies Corp. (a)                                            708,458
                                       17,655  FEI Co. (a)                                                                 438,374
                                       10,900  Intevac, Inc. (a)                                                           158,486
                                       27,656  Kulicke & Soffa Industries, Inc. (a)                                        189,720
                                       33,103  LTX Corp. (a)                                                               105,268
                                        8,600  MTS Systems Corp.                                                           366,962
                                       22,899  Mattson Technology, Inc. (a)                                                196,015
                                       17,479  Photronics, Inc. (a)                                                        217,963
                                       14,200  Rofin-Sinar Technologies, Inc. (a)                                          683,162
                                       13,973  Rudolph Technologies, Inc. (a)                                              158,174
                                        9,300  Ultra Clean Holdings, Inc. (a)                                              113,460
                                       12,590  Ultratech, Inc. (a)                                                         142,771
                                                                                                                   ---------------
                                                                                                                         7,204,415
----------------------------------------------------------------------------------------------------------------------------------
Publishing:                             4,600  Consolidated Graphics, Inc. (a)                                             219,972
Miscellaneous - 0.2%                    4,050  Courier Corp.                                                               133,691
                                       11,040  GateHouse Media, Inc. (i)                                                    96,931
                                       13,782  Martha Stewart Living Omnimedia, Inc. Class A (a)(i)                        127,759
                                       11,207  Playboy Enterprises, Inc. Class B (a)                                       102,208
                                       22,300  Primedia, Inc.                                                              189,550
                                       13,260  Scholastic Corp. (a)                                                        462,641
                                                                                                                   ---------------
                                                                                                                         1,332,752
----------------------------------------------------------------------------------------------------------------------------------
Publishing:                            39,600  Belo Corp. Class A                                                          690,624
Newspapers - 0.3%                       4,300  Dolan Media Co. (a)                                                         125,431
                                       21,100  Journal Communications, Inc. Class A                                        188,634
                                       22,400  Lee Enterprises, Inc.                                                       328,160
                                       10,600  Media General, Inc. Class A                                                 225,250
                                       38,829  Sun-Times Media Group, Inc. (a)                                              85,424
                                                                                                                   ---------------
                                                                                                                         1,643,523
----------------------------------------------------------------------------------------------------------------------------------
Radio & TV                             18,600  CKX, Inc. (a)                                                               223,200
Broadcasters - 0.3%                    86,430  Citadel Broadcasting Corp. (i)                                              178,046
                                       14,400  Cox Radio, Inc. Class A (a)                                                 174,960
                                       16,600  Cumulus Media, Inc. Class A (a)                                             133,464
                                       19,200  Emmis Communications Corp. Class A (a)                                       73,920
                                       15,600  Entercom Communications Corp.                                               213,564
                                        2,200  Fisher Communications, Inc. (a)                                              83,512
                                       18,200  Gray Television, Inc.                                                       145,964
                                       11,800  Lin TV Corp. Class A (a)                                                    143,606
                                        5,600  Nexstar Broadcasting Group, Inc. Class A (a)                                 51,184
                                       38,000  Radio One, Inc. Class D (a)                                                  90,060
                                        3,383  Salem Communications Corp. Class A                                           22,294
                                       23,564  Sinclair Broadcast Group, Inc. Class A (i)                                  193,460
                                       17,484  Spanish Broadcasting System, Inc. Class A (a)(i)                             32,345
                                       35,400  Westwood One, Inc.                                                           70,446
                                       10,896  World Wrestling Entertainment, Inc.                                         160,825
                                                                                                                   ---------------
                                                                                                                         1,990,850
----------------------------------------------------------------------------------------------------------------------------------
Railroad Equipment - 0.2%               3,800  American Railcar Industries, Inc. (i)                                        73,150
                                        5,800  Freightcar America, Inc.                                                    203,000

Master Small Cap Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007

                                       Shares
Industry                                 Held  Common Stocks                                                             Value
----------------------------------------------------------------------------------------------------------------------------------
                                        7,000  Greenbrier Cos., Inc. (i)                                             $     155,820
                                       21,439  Westinghouse Air Brake Technologies Corp.                                   738,359
                                                                                                                   ---------------
                                                                                                                         1,170,329
----------------------------------------------------------------------------------------------------------------------------------
Railroads - 0.1%                       15,275  Genesee & Wyoming, Inc. Class A (a)                                         369,197
----------------------------------------------------------------------------------------------------------------------------------
Real Estate - 0.2%                        800  AMREP Corp. (i)                                                              24,440
                                        2,800  Avatar Holdings, Inc. (a)(i)                                                117,096
                                        7,000  Bluegreen Corp. (a)                                                          50,330
                                        2,500  Consolidated-Tomoka Land Co.                                                156,700
                                       15,000  Dupont Fabros Technology, Inc.                                              294,000
                                       10,300  Grubb & Ellis Co.                                                            66,023
                                        7,100  HFF, Inc. Class A (a)                                                        54,954
                                       22,672  Hilltop Holdings, Inc. (a)                                                  247,578
                                        4,700  Quadra Realty Trust, Inc.                                                    37,788
                                        8,100  Resource Capital Corp.                                                       75,411
                                        1,500  Stratus Properties, Inc. (a)                                                 50,910
                                        4,415  Tejon Ranch Co. (a)                                                         180,353
                                       13,200  Thomas Properties Group, Inc.                                               142,296
                                                                                                                   ---------------
                                                                                                                         1,497,879
----------------------------------------------------------------------------------------------------------------------------------
Real Estate Investment                 15,501  Acadia Realty Trust                                                         396,981
Trusts (REITs) - 5.3%                   3,800  Agree Realty Corp.                                                          114,380
                                       22,700  Alesco Financial, Inc. (i)                                                   74,456
                                          867  Alexander's, Inc. (a)                                                       306,268
                                       14,876  Alexandria Real Estate Equities, Inc.                                     1,512,443
                                       12,850  American Campus Communities, Inc.                                           345,023
                                       56,600  American Financial Realty Trust (g)                                         453,932
                                       29,600  Anthracite Capital, Inc. (c)(g)                                             214,304
                                       22,600  Anworth Mortgage Asset Corp.                                                186,676
                                        7,000  Arbor Realty Trust, Inc.                                                    112,770
                                       49,980  Ashford Hospitality Trust, Inc. (g)                                         359,356
                                        9,900  Associated Estates Realty Corp.                                              93,456
                                        3,800  BRT Realty Trust (i)                                                         58,140
                                       28,720  BioMed Realty Trust, Inc. (i)                                               665,442
                                       10,100  CBRE Realty Finance, Inc.                                                    53,934
                                       17,400  CapLease, Inc.                                                              146,508
                                        6,000  Capital Trust, Inc. (i)                                                     183,900
                                       21,100  Cedar Shopping Centers, Inc.                                                215,853
                                       13,900  Chimera Investment Corp.                                                    248,532
                                       18,300  Corporate Office Properties Trust (g)                                       576,450
                                       19,100  Cousins Properties, Inc. (i)                                                422,110
                                        9,900  Crystal River Capital, Inc.(i)                                              142,956
                                       76,010  DCT Industrial Trust, Inc.                                                  707,653
                                       20,900  Deerfield Capital Corp. (i)                                                 167,200
                                       44,150  DiamondRock Hospitality Co.                                                 661,367
                                       26,340  Digital Realty Trust, Inc.                                                1,010,666
                                       11,127  Eastgroup Properties, Inc.                                                  465,665
                                       15,300  Education Realty Trust, Inc.                                                171,972
                                       13,080  Entertainment Properties Trust                                              614,760
                                        9,494  Equity Lifestyle Properties, Inc.                                           433,591
                                       17,200  Equity One, Inc.                                                            396,116
                                       30,350  Extra Space Storage, Inc.                                                   433,702
                                       29,270  FelCor Lodging Trust, Inc.                                                  456,319

Master Small Cap Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007

                                       Shares
Industry                                 Held  Common Stocks                                                             Value
----------------------------------------------------------------------------------------------------------------------------------
                                       21,200  First Industrial Realty Trust, Inc. (i)                               $     733,520
                                       12,500  First Potomac Realty Trust                                                  216,125
                                       25,300  Franklin Street Properties Corp.                                            374,440
                                       63,600  Friedman Billings Ramsey Group, Inc. Class A                                199,704
                                       15,690  GMH Communities Trust                                                        86,609
                                        6,800  Getty Realty Corp.                                                          181,424
                                       17,856  Glimcher Realty Trust                                                       255,162
                                       10,550  Gramercy Capital Corp. (i)                                                  256,471
                                       23,700  Healthcare Realty Trust, Inc.                                               601,743
                                       17,700  Hersha Hospitality Trust                                                    168,150
                                       26,500  Highwoods Properties, Inc.                                                  778,570
                                       15,520  Home Properties, Inc.                                                       696,072
                                       40,300  IMPAC Mortgage Holdings, Inc. (i)                                            22,568
                                       27,400  Inland Real Estate Corp.                                                    387,984
                                       23,100  Investors Real Estate Trust (i)                                             207,207
                                       12,700  JER Investors Trust, Inc. (i)                                               136,779
                                        9,940  Kite Realty Group Trust                                                     151,784
                                        9,600  LTC Properties, Inc.                                                        240,480
                                       18,720  LaSalle Hotel Properties                                                    597,168
                                       30,992  Lexington Corporate Properties Trust                                        450,624
                                       20,300  Luminent Mortgage Capital, Inc. (i)                                          15,834
                                       57,300  MFA Mortgage Investments, Inc.                                              530,025
                                       16,600  Maguire Properties, Inc. (i)                                                489,202
                                       24,700  Medical Properties Trust, Inc.                                              251,693
                                       16,480  Meruelo Maddux Properties, Inc. (a)                                          65,920
                                       11,929  Mid-America Apartment Communities, Inc.                                     509,965
                                        6,000  Mission West Properties, Inc.                                                57,060
                                        9,629  National Health Investors, Inc.                                             268,649
                                       32,375  National Retail Properties, Inc.                                            756,928
                                       41,859  Nationwide Health Properties, Inc.                                        1,313,117
                                       20,300  Newcastle Investment Corp. (i)                                              263,088
                                       26,700  NorthStar Realty Finance Corp. (i)                                          238,164
                                          100  Novastar Financial, Inc. (a)(i)                                                 289
                                       29,200  Omega Healthcare Investors, Inc.                                            468,660
                                        6,708  PS Business Parks, Inc.                                                     352,505
                                        7,504  Parkway Properties, Inc.                                                    277,498
                                       15,132  Pennsylvania Real Estate Investment Trust                                   449,118
                                       19,186  Post Properties, Inc.                                                       673,812
                                       18,247  Potlatch Corp.                                                              810,897
                                       29,810  RAIT Investment Trust (i)                                                   256,962
                                        9,400  Ramco-Gershenson Properties Trust                                           200,878
                                       45,300  Realty Income Corp. (i)                                                   1,224,006
                                       10,795  Redwood Trust, Inc. (i)                                                     369,621
                                        5,422  Saul Centers, Inc.                                                          289,697
                                       39,414  Senior Housing Properties Trust                                             893,910
                                        9,180  Sovran Self Storage, Inc.                                                   368,118
                                       34,800  Strategic Hotel Capital, Inc.                                               582,204
                                        8,343  Sun Communities, Inc.                                                       175,787
                                       29,200  Sunstone Hotel Investors, Inc.                                              534,068
                                       14,622  Tanger Factory Outlet Centers, Inc.                                         551,396
                                        2,875  Tarragon Corp. (a)(i)                                                         4,313

Master Small Cap Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007

                                       Shares
Industry                                 Held  Common Stocks                                                             Value
----------------------------------------------------------------------------------------------------------------------------------
                                       22,170  U-Store-It Trust                                                      $     203,077
                                        5,727  Universal Health Realty Income Trust                                        202,965
                                        9,200  Urstadt Biddle Properties, Inc. Class A                                     142,600
                                       21,065  Washington Real Estate Investment Trust                                     661,652
                                       17,900  Winthrop Realty Trust, Inc.                                                  94,691
                                                                                                                   ---------------
                                                                                                                        33,693,834
----------------------------------------------------------------------------------------------------------------------------------
Recreational Vehicles &                 6,043  Arctic Cat, Inc.                                                             72,153
Boats - 0.2%                           27,799  Fleetwood Enterprises, Inc. (a)(i)                                          166,238
                                        2,075  Marine Products Corp.                                                        14,546
                                       13,024  Monaco Coach Corp.                                                          115,653
                                       15,800  Polaris Industries, Inc. (i)                                                754,766
                                       13,490  Winnebago Industries, Inc. (i)                                              283,560
                                                                                                                   ---------------
                                                                                                                         1,406,916
- ---------------------------------------------------------------------------------------------------------------------------------
Rental & Leasing Services:              5,853  Electro Rent Corp.                                                           86,917
Commercial - 0.1%                       8,600  H&E Equipment Services, Inc. (a)                                            162,368
                                       11,910  McGrath RentCorp                                                            306,683
                                                                                                                   ---------------
                                                                                                                           555,968
----------------------------------------------------------------------------------------------------------------------------------
Rental & Leasing Services:             19,693  Aaron Rents, Inc. (g)                                                       378,893
Consumer - 0.2%                         4,600  Amerco, Inc. (a)(i)                                                         302,128
                                       10,695  Dollar Thrifty Automotive Group, Inc. (a)                                   253,258
                                        9,500  RSC Holdings, Inc. (a)                                                      119,225
                                       33,000  Rent-A-Center, Inc. (a)                                                     479,160
                                                                                                                   ---------------
                                                                                                                         1,532,664
----------------------------------------------------------------------------------------------------------------------------------
Restaurants - 1.3%                     13,400  AFC Enterprises, Inc. (a)                                                   151,688
                                        7,900  BJ's Restaurants, Inc. (a)                                                  128,454
                                        3,400  Benihana, Inc. Class A (a)                                                   43,350
                                       16,280  Bob Evans Farms, Inc.                                                       438,420
                                        7,550  Buffalo Wild Wings, Inc. (a)                                                175,311
                                       10,400  CBRL Group, Inc.                                                            336,856
                                       13,050  CEC Entertainment, Inc. (a)                                                 338,778
                                       26,200  CKE Restaurants, Inc.                                                       345,840
                                       14,950  California Pizza Kitchen, Inc. (a)                                          232,771
                                        4,300  Carrols Restaurant Group, Inc. (a)                                           41,194
                                       14,800  Chipotle Mexican Grill, Inc. Class B (a)                                  1,821,140
                                       47,100  Denny's Corp. (a)                                                           176,625
                                       20,850  Domino's Pizza, Inc.                                                        275,846
                                        7,148  IHOP Corp. (i)                                                              261,474
                                       27,536  Jack in the Box, Inc. (a)                                                   709,603
                                       27,500  Jamba, Inc. (a)(i)                                                          101,750
                                       28,200  Krispy Kreme Doughnuts, Inc. (a)(i)                                          89,112
                                        6,096  Landry's Restaurants, Inc. (i)                                              120,091
                                        7,200  McCormick & Schmick's Seafood Restaurants, Inc. (a)                          85,896
                                        5,500  Morton's Restaurant Group, Inc. (a)                                          51,315
                                       12,184  O'Charleys, Inc.                                                            182,516
                                       10,508  P.F. Chang's China Bistro, Inc. (a)(i)                                      240,003
                                       10,896  Papa John's International, Inc. (a)                                         247,339
                                        6,800  Red Robin Gourmet Burgers, Inc. (a)                                         217,532
                                       24,700  Ruby Tuesday, Inc.                                                          240,825
                                        9,500  Ruth's Chris Steak House, Inc. (a)                                           84,930
                                       29,220  Sonic Corp. (a)                                                             639,918
                                       10,728  The Steak n Shake Co. (a)                                                   116,935

Master Small Cap Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007

                                       Shares
Industry                                 Held  Common Stocks                                                             Value
----------------------------------------------------------------------------------------------------------------------------------
                                       21,500  Texas Roadhouse, Inc. Class A (a)                                     $     237,790
                                       26,550  Triarc Cos.                                                                 232,578
                                                                                                                   ---------------
                                                                                                                         8,365,880
----------------------------------------------------------------------------------------------------------------------------------
Retail - 2.9%                          13,024  1-800-FLOWERS.COM, Inc. Class A (a)                                         113,700
                                       22,400  99 Cents Only Stores (a)                                                    178,304
                                        9,800  A.C. Moore Arts & Crafts, Inc. (a)                                          134,750
                                       12,300  Asbury Automotive Group, Inc.                                               185,115
                                       31,375  Aeropostale, Inc. (a)                                                       831,438
                                       10,900  Big 5 Sporting Goods Corp.                                                  157,178
                                        9,600  bebe Stores, Inc.                                                           123,456
                                       86,200  Blockbuster, Inc. Class A (a)(i)                                            336,180
                                        5,800  Blue Nile, Inc. (a)(i)                                                      394,748
                                        5,200  The Bon-Ton Stores, Inc. (i)                                                 49,348
                                        8,800  Books-A-Million, Inc.                                                       104,896
                                       24,700  Borders Group, Inc.                                                         263,055
                                       19,127  Brown Shoe Co., Inc.                                                        290,156
                                        5,673  The Buckle, Inc.                                                            187,209
                                        6,300  Build-A-Bear Workshop, Inc. (a)                                              87,885
                                       20,334  CSK Auto Corp. (a)                                                          101,873
                                       18,400  Cabela's, Inc. Class A (a)(i)                                               277,288
                                        7,050  Cache, Inc. (a)                                                              65,847
                                       15,700  Casual Male Retail Group, Inc. (a)                                           81,326
                                       12,995  The Cato Corp. Class A                                                      203,501
                                       33,234  Central Garden & Pet Co. Class A (a)                                        178,134
                                       12,000  Charlotte Russe Holding, Inc. (a)                                           193,800
                                       57,240  Charming Shoppes, Inc. (a)                                                  309,668
                                        9,585  The Children's Place Retail Stores, Inc. (a)                                248,539
                                       15,728  Christopher & Banks Corp.                                                   180,086
                                       30,200  Collective Brands, Inc. (a)                                                 525,178
                                        5,900  Conn's, Inc. (a)(i)                                                         100,949
                                       22,890  Dress Barn, Inc. (a)                                                        286,354
                                       10,900  Eddie Bauer Holdings, Inc. (a)                                               69,215
                                       16,100  Ezcorp, Inc. (a)                                                            181,769
                                        9,400  FTD Group, Inc.                                                             121,072
                                       19,135  Fred's, Inc.                                                                184,270
                                        9,700  GSI Commerce, Inc. (a)                                                      189,150
                                        8,200  Gaiam, Inc. (a)                                                             243,376
                                        5,800  Gander Mountain Co. (a)(i)                                                   28,594
                                       10,738  Genesco, Inc. (a)                                                           405,896
                                       11,132  Group 1 Automotive, Inc.                                                    264,385
                                       12,258  Gymboree Corp. (a)                                                          373,379
                                       15,175  Hibbett Sports, Inc. (a)                                                    303,197
                                       23,181  Hot Topic, Inc. (a)                                                         134,913
                                       22,598  Insight Enterprises, Inc. (a)                                               412,188
                                       12,205  Jo-Ann Stores, Inc. (a)                                                     159,641
                                        7,533  Jos. A. Bank Clothiers, Inc. (a)(i)                                         214,314
                                        1,788  Lawson Products, Inc.                                                        67,801
                                        6,800  Lithia Motors, Inc. Class A                                                  93,364
                                        7,700  MarineMax, Inc. (a)(i)                                                      119,350
                                       25,300  Men's Wearhouse, Inc.                                                       682,594
                                       10,800  New York & Co. (a)                                                           68,904

Master Small Cap Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007

                                       Shares
Industry                                 Held  Common Stocks                                                             Value
----------------------------------------------------------------------------------------------------------------------------------
                                        7,800  Overstock.com, Inc. (a)(i)                                            $     121,134
                                        2,600  PC Connection, Inc. (a)                                                      29,510
                                       30,600  Pacific Sunwear of California, Inc. (a)                                     431,766
                                       10,800  The Pantry, Inc. (a)                                                        282,204
                                       19,310  The Pep Boys - Manny, Moe & Jack                                            221,679
                                       11,500  PetMed Express, Inc. (a)                                                    139,150
                                       42,199  Pier 1 Imports, Inc. (a)                                                    220,701
                                        5,400  PriceSmart, Inc.                                                            162,324
                                       17,516  Priceline.com, Inc. (a)                                                   2,011,888
                                        9,000  Retail Ventures, Inc. (a)                                                    45,810
                                       14,500  Rush Enterprises, Inc. Class A (a)                                          263,610
                                        6,647  Russ Berrie & Co., Inc. (a)                                                 108,745
                                       40,000  Sally Beauty Co., Inc. (a)                                                  362,000
                                       10,054  School Specialty, Inc. (a)                                                  347,366
                                        6,900  Shutterfly, Inc. (a)                                                        176,778
                                       14,700  Sonic Automotive, Inc.                                                      284,592
                                       18,250  Stage Stores, Inc.                                                          270,100
                                        8,803  Stamps.com, Inc. (a)                                                        107,221
                                       13,724  Stein Mart, Inc.                                                             65,052
                                        1,500  Syms Corp.                                                                   22,650
                                        3,800  Systemax, Inc. (i)                                                           77,216
                                       11,100  The Talbots, Inc. (i)                                                       131,202
                                       14,590  Tuesday Morning Corp.                                                        73,971
                                       10,766  Tween Brands, Inc. (a)                                                      285,084
                                       20,080  United Natural Foods, Inc. (a)                                              636,938
                                       17,256  ValueVision Media, Inc. Class A (a)                                         108,540
                                        7,000  Volcom, Inc. (a)                                                            154,210
                                       41,200  The Wet Seal, Inc. Class A (a)                                               95,996
                                       18,700  Zale Corp. (a)(i)                                                           300,322
                                        8,200  Zumiez, Inc. (a)(i)                                                         199,752
                                                                                                                   ---------------
                                                                                                                        18,244,844
----------------------------------------------------------------------------------------------------------------------------------
Savings & Loan - 1.1%                   9,337  Anchor Bancorp Wisconsin, Inc.                                              219,606
                                       26,738  Bank Mutual Corp.                                                           282,620
                                       21,542  BankAtlantic Bancorp, Inc. Class A                                           88,322
                                       16,973  BankUnited Financial Corp. Class A (i)                                      117,114
                                        5,300  Berkshire Hills Bancorp, Inc.                                               137,800
                                       31,387  Brookline Bancorp, Inc.                                                     318,892
                                       13,649  Dime Community Bancshares, Inc.                                             174,298
                                       10,000  Downey Financial Corp. (i)                                                  311,100
                                        5,826  First Financial Holdings, Inc.                                              159,749
                                        6,600  First Indiana Corp.                                                         211,200
                                       49,053  First Niagara Financial Group, Inc.                                         590,598
                                        8,600  First Place Financial Corp.                                                 120,314
                                        5,900  FirstFed Financial Corp. (a)(i)                                             211,338
                                       21,350  Flagstar Bancorp, Inc. (i)                                                  148,810
                                       10,275  Flushing Financial Corp.                                                    164,914
                                        3,378  Great Southern Bancorp, Inc.                                                 74,181
                                        6,150  Horizon Financial Corp.                                                     107,256
                                        5,850  IBERIABANK Corp.                                                            273,488
                                        3,700  Imperial Capital Bancorp, Inc.                                               67,710
                                       11,000  KNBT Bancorp, Inc.                                                          169,620

Master Small Cap Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007

                                       Shares
Industry                                 Held  Common Stocks                                                             Value
----------------------------------------------------------------------------------------------------------------------------------
                                        7,400  Kearny Financial Corp.                                                $      88,134
                                          700  NASB Financial, Inc.                                                         18,214
                                       53,000  NewAlliance Bancshares, Inc.                                                610,560
                                        7,267  Northwest Bancorp, Inc.                                                     193,084
                                       13,965  Ocwen Financial Corp. (a)                                                    77,366
                                       11,011  PFF Bancorp, Inc.                                                           132,572
                                       29,058  Provident Financial Services, Inc.                                          419,016
                                       18,789  Provident New York Bancorp                                                  242,754
                                        3,500  Rockville Financial, Inc.                                                    42,700
                                        2,700  Roma Financial Corp.                                                         42,363
                                       24,343  Sterling Financial Corp.                                                    408,719
                                        9,300  TierOne Corp.                                                               205,995
                                        9,061  United Community Financial Corp.                                             50,017
                                        5,800  ViewPoint Financial Group                                                    95,874
                                       39,633  W Holding Co., Inc. (i)                                                      47,956
                                        4,512  Westfield Financial, Inc.                                                    43,766
                                                                                                                   ---------------
                                                                                                                         6,668,020
----------------------------------------------------------------------------------------------------------------------------------
Scientific Equipment &                 17,635  Newport Corp. (a)                                                           225,552
Suppliers - 0.2%                       14,235  Varian, Inc. (a)                                                            929,546
                                                                                                                   ---------------
                                                                                                                         1,155,098
----------------------------------------------------------------------------------------------------------------------------------
Securities Brokerage &                 22,145  Centerline Holding Co. (i)                                                  168,745
Services - 0.5%                         7,300  GFI Group, Inc. (a)                                                         698,756
                                       12,400  KBW, Inc. (a)                                                               317,316
                                       46,500  Knight Capital Group, Inc. Class A (a)(g)                                   669,600
                                       20,500  LaBranche & Co., Inc. (a)                                                   103,320
                                       49,900  Ladenburg Thalmann Financial Services, Inc. (a)(i)                          105,788
                                       13,500  MarketAxess Holdings, Inc. (a)                                              173,205
                                       20,400  optionsXpress Holdings, Inc.                                                689,928
                                        5,200  Penson Worldwide, Inc. (a)                                                   74,620
                                        9,706  SWS Group, Inc.                                                             122,975
                                       10,100  Thomas Weisel Partners Group, Inc. (a)                                      138,673
                                                                                                                   ---------------
                                                                                                                         3,262,926
----------------------------------------------------------------------------------------------------------------------------------
Services: Commercial - 3.3%            20,370  ABM Industries, Inc.                                                        415,344
                                       16,405  AMN Healthcare Services, Inc. (a)                                           281,674
                                       10,961  Administaff, Inc.                                                           309,977
                                        8,500  The Advisory Board Co. (a)                                                  545,615
                                        8,300  Ambassadors Group, Inc.                                                     151,973
                                        5,400  Ambassadors International, Inc. (i)                                          78,732
                                        4,400  Barrett Business Services, Inc.                                              79,244
                                       22,753  CBIZ, Inc. (a)                                                              223,207
                                        7,001  CDI Corp.                                                                   169,844
                                        5,600  CRA International, Inc. (a)                                                 266,616
                                       10,978  Casella Waste Systems, Inc. (a)                                             143,153
                                       11,172  Chemed Corp.                                                                624,291
                                        9,050  CoStar Group, Inc. (a)                                                      427,613
                                       13,092  Coinstar, Inc. (a)                                                          368,540
                                        5,200  Cornell Cos., Inc. (a)                                                      121,264
                                       16,000  Cross Country Healthcare, Inc. (a)                                          227,840
                                       13,800  Diamond Management & Technology
                                                  Consultants, Inc.                                                        100,326
                                       12,200  DynCorp. International, Inc. (a)                                            327,936

Master Small Cap Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007

                                       Shares
Industry                                 Held  Common Stocks                                                             Value
----------------------------------------------------------------------------------------------------------------------------------
                                        7,704  Exponent, Inc. (a)                                                    $     208,316
                                       21,741  FTI Consulting, Inc. (a)                                                  1,340,115
                                        4,200  First Advantage Corp. Class A (a)                                            69,174
                                        5,881  Forrester Research, Inc. (a)                                                164,786
                                       10,177  G&K Services, Inc. Class A                                                  381,841
                                       23,500  The Geo Group, Inc. (a)                                                     658,000
                                       13,300  Gevity HR, Inc.                                                             102,277
                                        9,620  Global Sources Ltd. (a)                                                     271,476
                                       23,700  Harris Interactive, Inc. (a)                                                100,962
                                        8,558  Heidrick & Struggles International, Inc.                                    317,587
                                       21,200  Home Solutions of America, Inc. (a)(i)                                       21,200
                                       12,300  Hudson Highland Group, Inc. (a)                                             103,443
                                        4,400  ICT Group, Inc. (a)                                                          52,580
                                       47,000  IKON Office Solutions, Inc.                                                 611,940
                                       14,000  Jackson Hewitt Tax Service, Inc.                                            444,500
                                       11,168  Kelly Services, Inc. Class A                                                208,395
                                       13,100  Kforce, Inc. (a)                                                            127,725
                                       13,200  The Knot, Inc. (a)                                                          210,408
                                       20,968  Korn/Ferry International (a)                                                394,618
                                        4,600  Liquidity Services, Inc. (a)                                                 59,340
                                        7,604  MAXIMUS, Inc.                                                               293,590
                                       44,605  MPS Group, Inc. (a)                                                         487,979
                                        7,242  Midas, Inc. (a)                                                             106,168
                                        8,750  Monro Muffler, Inc.                                                         170,538
                                       22,523  Navigant Consulting, Inc. (a)                                               307,889
                                       19,100  Net 1 UEPS Technologies, Inc. (a)                                           560,776
                                       17,100  On Assignment, Inc. (a)                                                     119,871
                                       13,400  Orbitz Worldwide, Inc. (a)                                                  113,900
                                       23,164  PHH Corp. (a)                                                               408,613
                                       11,300  People Support, Inc. (a)                                                    154,584
                                       13,900  Perficient, Inc. (a)                                                        218,786
                                        4,560  Pre-Paid Legal Services, Inc. (a)                                           252,396
                                        5,600  The Providence Service Corp. (a)                                            157,584
                                       20,700  Regis Corp.                                                                 578,772
                                       23,032  Resources Connection, Inc.                                                  418,261
                                       18,453  Rollins, Inc.                                                               354,298
                                       23,000  Source Interlink Cos., Inc. (a)(i)                                           66,240
                                       24,529  Spherion Corp. (a)                                                          178,571
                                        1,700  Standard Parking Corp. (a)                                                   82,433
                                        7,800  Steiner Leisure Ltd. (a)                                                    344,448
                                       19,589  TeleTech Holdings, Inc. (a)                                                 416,658
                                       27,231  Tetra Tech, Inc. (a)                                                        585,467
                                        3,700  Travelzoo, Inc. (a)                                                          50,616
                                       21,122  TrueBlue, Inc. (a)                                                          305,847
                                        5,800  Unifirst Corp.                                                              220,400
                                        9,600  Viad Corp.                                                                  303,168
                                        6,138  Volt Information Sciences, Inc. (a)                                         112,080
                                       32,027  Waste Connections, Inc. (a)                                                 989,634
                                        2,600  Waste Industries USA, Inc.                                                   94,380
                                        8,233  Waste Services, Inc. (a)                                                     70,557

Master Small Cap Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007

                                       Shares
Industry                                 Held  Common Stocks                                                             Value
----------------------------------------------------------------------------------------------------------------------------------
                                       19,915  Watson Wyatt Worldwide, Inc.                                          $     924,255
                                       13,400  World Fuel Services Corp.                                                   389,002
                                                                                                                   ---------------
                                                                                                                        20,549,633
----------------------------------------------------------------------------------------------------------------------------------
Shipping - 0.7%                        24,200  American Commercial Lines, Inc. (a)(g)                                      393,008
                                        4,700  Arlington Tankers Ltd. (i)                                                  104,011
                                       10,400  Double Hull Tankers, Inc.                                                   127,296
                                       21,900  Eagle Bulk Shipping, Inc.                                                   581,445
                                        9,400  Genco Shipping & Trading Ltd.                                               514,744
                                       12,000  General Maritime Corp. (i)                                                  293,400
                                       16,400  Golar LNG Ltd.                                                              362,768
                                       10,800  Gulfmark Offshore, Inc. (a)                                                 505,332
                                       15,800  Horizon Lines, Inc. Class A                                                 294,512
                                        9,000  Knightsbridge Tankers Ltd. (i)                                              217,350
                                       12,900  Nordic American Tanker Shipping Ltd. (i)                                    423,378
                                       14,500  Ship Finance International Ltd. (i)                                         401,795
                                        2,100  TBS International Ltd. (a)                                                   69,426
                                                                                                                   ---------------
                                                                                                                         4,288,465
----------------------------------------------------------------------------------------------------------------------------------
Shoes - 0.5%                            6,500  DSW, Inc. Class A (a)(i)                                                    121,940
                                        5,700  Deckers Outdoor Corp. (a)                                                   883,842
                                       20,966  The Finish Line, Inc. Class A                                                50,738
                                        2,800  Heelys, Inc. (a)(i)                                                          19,488
                                       23,700  Iconix Brand Group, Inc. (a)                                                465,942
                                       12,296  K-Swiss, Inc. Class A                                                       222,558
                                        4,992  Kenneth Cole Productions, Inc. Class A                                       87,310
                                        5,400  Shoe Carnival, Inc. (a)                                                      76,194
                                        9,355  Skechers U.S.A., Inc. Class A (a)                                           182,516
                                        9,968  Steven Madden Ltd. (a)                                                      199,360
                                       20,600  Timberland Co. Class A (a)                                                  372,448
                                        2,400  Weyco Group, Inc.                                                            66,000
                                       23,808  Wolverine World Wide, Inc.                                                  583,772
                                                                                                                   ---------------
                                                                                                                         3,332,108
----------------------------------------------------------------------------------------------------------------------------------
Steel - 0.3%                            5,100  Claymont Steel, Inc. (a)                                                    119,085
                                        4,400  Esmark, Inc. (a)                                                             62,172
                                        9,834  Gibraltar Industries, Inc.                                                  151,640
                                        3,300  Olympic Steel, Inc.                                                         104,643
                                       10,250  Schnitzer Steel Industries, Inc. Class A                                    708,583
                                        3,600  Universal Stainless & Alloy Products, Inc. (a)                              128,052
                                       32,300  Worthington Industries, Inc.                                                577,524
                                                                                                                   ---------------
                                                                                                                         1,851,699
----------------------------------------------------------------------------------------------------------------------------------
Sugar - 0.0%                            4,800  Imperial Sugar Co. New Shares (i)                                            90,096
----------------------------------------------------------------------------------------------------------------------------------
Telecommunications                        400  Airvana, Inc. (a)                                                             2,172
Equipment - 0.6%                       70,190  Arris Group, Inc. (a)                                                       700,502
                                        7,285  Audiovox Corp. Class A (a)                                                   90,334
                                       20,961  Belden, Inc.                                                                932,764
                                       17,500  Mastec, Inc. (a)                                                            177,975
                                        6,300  OpNext, Inc. (a)                                                             55,755
                                       22,499  Plantronics, Inc.                                                           584,974
                                       40,900  Polycom, Inc. (a)                                                         1,136,202
                                       61,477  Powerwave Technologies, Inc. (a)(i)                                         247,752

Master Small Cap Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007

                                       Shares
Industry                                 Held  Common Stocks                                                             Value
----------------------------------------------------------------------------------------------------------------------------------
                                          600  Preformed Line Products Co.                                           $      35,700
                                       22,800  Symmetricom, Inc. (a)                                                       107,388
                                                                                                                   ---------------
                                                                                                                         4,071,518
----------------------------------------------------------------------------------------------------------------------------------
Textile Products - 0.1%                25,721  Interface, Inc. Class A                                                     419,767
----------------------------------------------------------------------------------------------------------------------------------
Textiles Apparel                       27,300  Carter's, Inc. (a)                                                          528,255
Manufacturers - 0.7%                    4,200  Cherokee, Inc. (i)                                                          135,534
                                        6,600  Columbia Sportswear Co.                                                     290,994
                                        7,300  G-III Apparel Group, Ltd. (a)                                               107,821
                                       18,170  J. Crew Group, Inc. (a)                                                     875,976
                                       11,282  Kellwood Co.                                                                187,732
                                        6,100  Lululemon Athletica, Inc. (a)                                               288,957
                                       11,200  Maidenform Brands, Inc. (a)                                                 151,536
                                        7,042  Oxford Industries, Inc.                                                     181,472
                                        6,450  Perry Ellis International, Inc. (a)                                          99,201
                                       54,200  Quiksilver, Inc. (a)                                                        465,036
                                        5,500  True Religion Apparel, Inc. (a)(i)                                          117,425
                                       10,700  Under Armour, Inc. Class A (a)(i)                                           467,269
                                       21,600  The Warnaco Group, Inc. (a)                                                 751,680
                                                                                                                   ---------------
                                                                                                                         4,648,888
----------------------------------------------------------------------------------------------------------------------------------
Tires & Rubber - 0.1%                  28,900  Cooper Tire & Rubber Co.                                                    479,162
                                       10,500  Titan International, Inc.                                                   328,230
                                                                                                                   ---------------
                                                                                                                           807,392
----------------------------------------------------------------------------------------------------------------------------------
Tobacco - 0.2%                         45,555  Alliance One International, Inc. (a)                                        185,409
                                        7,520  Schweitzer-Mauduit International, Inc.                                      194,843
                                       12,656  Universal Corp.                                                             648,240
                                       15,244  Vector Group Ltd. (i)                                                       305,795
                                                                                                                   ---------------
                                                                                                                         1,334,287
----------------------------------------------------------------------------------------------------------------------------------
Toys - 0.2%                            13,430  Jakks Pacific, Inc. (a)                                                     317,082
                                       16,246  Leapfrog Enterprises, Inc. (a)                                              109,336
                                       23,800  Marvel Entertainment, Inc. (a)                                              635,698
                                                                                                                   ---------------
                                                                                                                         1,062,116
----------------------------------------------------------------------------------------------------------------------------------
Transportation                         13,100  Celadon Group, Inc. (a)                                                     119,996
Miscellaneous - 0.2%                    4,600  Dynamex, Inc. (a)                                                           124,476
                                       18,200  HUB Group, Inc. Class A (a)                                                 483,756
                                       22,000  Odyssey Marine Exploration, Inc. (a)                                        136,180
                                       16,400  Pacer International, Inc.                                                   239,440
                                        1,800  Textainer Group Holdings Ltd.                                                26,154
                                        5,700  Ultrapetrol Bahamas Ltd. (a)                                                 96,957
                                                                                                                   ---------------
                                                                                                                         1,226,959
----------------------------------------------------------------------------------------------------------------------------------
Truckers - 0.4%                         9,041  Arkansas Best Corp.                                                         198,359
                                       14,132  Forward Air Corp.                                                           440,494
                                       25,173  Heartland Express, Inc. (i)                                                 356,953
                                       26,962  Knight Transportation, Inc. (i)                                             399,307
                                        5,450  Marten Transport Ltd. (a)                                                    76,028
                                       14,025  Old Dominion Freight Line, Inc. (a)                                         324,118
                                          400  Patriot Transportation Holding, Inc. (a)                                     36,892
                                        6,181  Saia, Inc. (a)                                                               82,207
                                        1,800  Universal Truckload Services, Inc. (a)                                       34,488
                                       22,200  Werner Enterprises, Inc.                                                    378,066
                                                                                                                   ---------------
                                                                                                                         2,326,912
----------------------------------------------------------------------------------------------------------------------------------

Master Small Cap Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007

                                       Shares
Industry                                 Held  Common Stocks                                                             Value
----------------------------------------------------------------------------------------------------------------------------------
Utilities: Cable                       28,500  Mediacom Communications Corp. Class A (a)(i)                          $     130,815
TV & Radio - 0.0%
----------------------------------------------------------------------------------------------------------------------------------
Utilities: Electrical - 1.7%           12,066  Allete, Inc.                                                                477,572
                                       24,775  Avista Corp.                                                                533,653
                                       17,600  Black Hills Corp.                                                           776,160
                                        7,489  CH Energy Group, Inc.                                                       333,560
                                        5,000  Central Vermont Public Service Corp.                                        154,200
                                       27,867  Cleco Corp.                                                                 774,702
                                       21,408  El Paso Electric Co. (a)                                                    547,403
                                       14,068  The Empire District Electric Co.                                            320,469
                                       20,500  IDACORP, Inc.                                                               722,010
                                       19,800  ITC Holdings Corp.                                                        1,117,116
                                        9,045  MGE Energy, Inc.                                                            320,826
                                       15,500  NorthWestern Corp.                                                          457,250
                                       12,786  Otter Tail Corp.                                                            442,396
                                       35,800  PNM Resources, Inc.                                                         767,910
                                        6,600  Pike Electric Corp. (a)                                                     110,616
                                       14,400  Portland General Electric Co.                                               400,032
                                       11,967  UIL Holdings Corp.                                                          442,181
                                       16,583  Unisource Energy Corp.                                                      523,194
                                       44,600  Westar Energy, Inc.                                                       1,156,924
                                                                                                                   ---------------
                                                                                                                        10,378,174
----------------------------------------------------------------------------------------------------------------------------------
Utilities: Gas                          2,900  EnergySouth, Inc.                                                           168,200
Distributors - 0.9%                     9,348  The Laclede Group, Inc.                                                     320,076
                                       13,074  New Jersey Resources Corp.                                                  653,961
                                       19,900  Nicor, Inc.                                                                 842,765
                                       12,599  Northwest Natural Gas Co.                                                   613,067
                                       34,800  Piedmont Natural Gas Co. (i)                                                910,368
                                       13,832  South Jersey Industries, Inc.                                               499,197
                                       19,690  Southwest Gas Corp.                                                         586,171
                                       22,400  WGL Holdings, Inc.                                                          733,824
                                                                                                                   ---------------
                                                                                                                         5,327,629
----------------------------------------------------------------------------------------------------------------------------------
Utilities: Miscellaneous - 0.1%       164,200  Aquila, Inc. (a)                                                            612,466
----------------------------------------------------------------------------------------------------------------------------------
Utilities:                             21,100  Alaska Communications Systems Group, Inc.                                   316,500
Telecommunications - 1.2%               5,200  Atlantic Tele-Network, Inc.                                                 175,656
                                       11,826  Centennial Communications Corp. (a)                                         109,863
                                      116,000  Cincinnati Bell, Inc. (a)                                                   551,000
                                        9,000  Consolidated Communications Holdings, Inc.                                  179,100
                                       15,400  FairPoint Communications, Inc.                                              200,508
                                       54,550  FiberTower Corp. (a)(i)                                                     124,374
                                       25,539  General Communication, Inc. Class A (a)                                     223,466
                                       16,700  Global Crossing Ltd. (a)(i)                                                 368,235
                                        6,300  Globalstar, Inc. (a)(i)                                                      50,400
                                        7,292  Golden Telecom, Inc. (a)(f)                                                 736,127
                                       50,500  ICO Global Communications Holdings Ltd. (a)                                 160,590
                                       22,900  IDT Corp. Class B                                                           193,505
                                       11,400  Ibasis, Inc.                                                                 58,482
                                       14,400  Iowa Telecommunications Services, Inc.                                      234,144
                                        8,100  iPCS, Inc.                                                                  291,519
                                       13,100  NTELOS Holdings Corp.                                                       388,939
                                        2,000  Neutral Tandem, Inc. (a)                                                     38,040

Master Small Cap Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007

                                       Shares
Industry                                 Held  Common Stocks                                                             Value
----------------------------------------------------------------------------------------------------------------------------------
                                        9,521  North Pittsburgh Systems, Inc.                                        $     235,105
                                        8,900  ORBCOMM, Inc. (a)                                                            55,981
                                       31,820  PAETEC Holding Corp. (a)                                                    310,245
                                       29,000  Premiere Global Services, Inc. (a)                                          430,650
                                       13,500  RCN Corp. (a)                                                               210,465
                                        5,100  Rural Cellular Corp. Class A (a)                                            224,859
                                        9,600  Shenandoah Telecom Co.                                                      230,208
                                        7,000  SureWest Communications                                                     119,700
                                       67,200  Time Warner Telecom, Inc. Class A (a)(i)                                  1,363,488
                                       11,120  USA Mobility, Inc. (a)                                                      159,016
                                       10,600  Virgin Mobile USA, Inc. (a)                                                  94,234
                                                                                                                   ---------------
                                                                                                                         7,834,399
----------------------------------------------------------------------------------------------------------------------------------
Utilities: Water - 0.2%                 8,285  American States Water Co.                                                   312,179
                                        9,296  California Water Service Group                                              344,138
                                        5,600  Consolidated Water Co., Inc.                                                141,064
                                        6,148  SJW Corp.                                                                   213,151
                                       13,483  Southwest Water Co. (i)                                                     168,807
                                                                                                                   ---------------
                                                                                                                         1,179,339
----------------------------------------------------------------------------------------------------------------------------------
Wholesale & International              16,425  Central European Distribution Corp. (a)                                     953,964
Trade - 0.2%
----------------------------------------------------------------------------------------------------------------------------------
Wholesalers - 0.4%                     23,830  Brightpoint, Inc. (a)                                                       366,029
                                        8,000  Houston Wire & Cable Co. (i)                                                113,120
                                       52,400  LKQ Corp. (a)                                                             1,101,448
                                        4,000  MWI Veterinary Supply, Inc. (a)                                             160,000
                                       16,400  Prestige Brands Holdings, Inc. (a)                                          122,672
                                       12,169  United Stationers, Inc. (a)                                                 562,329
                                                                                                                   ---------------
                                                                                                                         2,425,598
----------------------------------------------------------------------------------------------------------------------------------
                                               Total Common Stocks
                                               (Cost - $525,261,156) - 93.2%                                           587,256,036
----------------------------------------------------------------------------------------------------------------------------------

                                               Exchange-Traded Funds
----------------------------------------------------------------------------------------------------------------------------------
                                      169,590  iShares Russell 2000 Index Fund (i)                                      12,915,974
----------------------------------------------------------------------------------------------------------------------------------
                                               Total Exchange-Traded Funds (Cost - $12,334,264) - 2.0%                  12,915,974
----------------------------------------------------------------------------------------------------------------------------------

                                               Mutual Funds
----------------------------------------------------------------------------------------------------------------------------------
                                        2,900  BlackRock Kelso Capital Corp. (c)                                            44,312
                                        7,000  Gladstone Capital Corp. (i)                                                 119,000
                                       15,200  Hercules Technology Growth Capital, Inc.                                    188,784
                                        3,200  Kayne Anderson Energy Development Co.                                        73,312
                                       11,600  Patriot Capital Funding, Inc.                                               117,044
                                       11,600  Pennantpark Investment Corp.                                                116,232
                                       11,400  Prospect Capital Corp.                                                      148,770
----------------------------------------------------------------------------------------------------------------------------------
                                               Total Mutual Funds
                                               (Cost - $983,037) - 0.1%                                                    807,454
----------------------------------------------------------------------------------------------------------------------------------

                                               Rights
----------------------------------------------------------------------------------------------------------------------------------
Chemicals - 0.0%                        1,174  Medis Technologies Ltd. (a)(e)                                                    0
----------------------------------------------------------------------------------------------------------------------------------
                                               Total Rights
                                               (Cost - $0) - 0.0%                                                                0
----------------------------------------------------------------------------------------------------------------------------------

                                               Other Interests
----------------------------------------------------------------------------------------------------------------------------------
Oil: Crude Producers - 0.0%               500  PetroCorp Inc. (Escrow Shares) (b)                                                0
----------------------------------------------------------------------------------------------------------------------------------
                                               Total Other Interests
                                               (Cost - $0) - 0.0%                                                                0
----------------------------------------------------------------------------------------------------------------------------------

Master Small Cap Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007

                                   Beneficial
                                     Interest  Short-Term Securities                                                         Value
----------------------------------------------------------------------------------------------------------------------------------
                                 $ 33,226,793  BlackRock Liquidity Series, LLC Cash Sweep Series, 5.04% (c)(h)       $  33,226,793
                                   83,808,817  BlackRock Liquidity Series, LLC Money Market Series, 4.78% (c)(d)(h)     83,808,817
----------------------------------------------------------------------------------------------------------------------------------
                                               Total Short-Term Securities
                                               (Cost - $117,035,610) - 18.6%                                           117,035,610
----------------------------------------------------------------------------------------------------------------------------------
                                               Total Investments (Cost - $655,614,067*) - 113.9%                       718,015,074

                                               Liabilities in Excess of Other Assets - (13.9%)                         (87,620,790)
                                                                                                                   ---------------
                                               Net Assets - 100.0%                                                   $ 630,394,284
                                                                                                                   ---------------

* The cost and unrealized appreciation (depreciation) of investments, as of December 31, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost                                              $ 661,516,435
                                                                  =============
      Gross unrealized appreciation                               $ 122,933,165
      Gross unrealized depreciation                                 (66,434,526)
                                                                  -------------
      Net unrealized appreciation                                 $  56,498,639
                                                                  =============

(a)   Non-income producing security.
(b) "Other interests" represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.
(c) Investments in companies considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------------------------------------------------
                                                                                                                 Interest/
                                                    Purchase                  Sale             Realized           Dividend
      Affiliate                                       Cost                    Cost               Loss              Income
      --------------------------------------------------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC
           Cash Sweep Series                                  -           $(75,586,157)**              -        $ 3,154,441
      BlackRock Liquidity Series, LLC
           Money Market Series                   $   49,642,337*                     -                 -        $   828,965
      Anthracite Capital, Inc.                   $       79,398           $      8,674         $    (719)       $    30,528
      BlackRock Kelso Capital Corp.              $       42,004                      -                 -        $       946
      --------------------------------------------------------------------------------------------------------------------

      *     Represents net purchase cost.
      **    Represents net sale cost.
(d)   Security was purchased with the cash proceeds from securities loans.
(e)   The rights may be exercised until January 7, 2008.
(f)   Depositary receipts.
(g) Security held as collateral in connection with open financial futures contracts.
(h)   Represents the current yield as of December 31, 2007.
(i)   Security, or a portion of security, is on loan.
o For Series compliance purposes, the Series' industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.
o Financial futures contracts purchased as of December 31, 2007, were as follows:

      --------------------------------------------------------------------------
      Number of                        Expiration        Face        Unrealized
      Contracts          Issue            Date           Value      Appreciation
      --------------------------------------------------------------------------
          74      Russell 2000 Index   March 2008    $ 28,101,735   $  469,605
      --------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON DETAILED SCHEDULE OF INVESTMENTS

To the Investors and Board of Directors of Quantitative Master Series LLC:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Master Small Cap Index Series ("the Series"), one of the portfolios constituting Quantitative Master Series LLC (formerly Quantitative Master Series Trust) (the "Master LLC") as of December 31, 2007, and for the year then ended and have issued our report thereon dated February 22, 2008 which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Series' schedule of investments in securities (the "Schedule") as of December 31, 2007 appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Master LLC's management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Series referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP
February 22, 2008

Master International Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007                (in U.S. dollars)

                                                            Shares
Country             Industry                                  Held    Common Stocks                                        Value
----------------------------------------------------------------------------------------------------------------------------------
Australia -         Air Freight & Logistics - 0.1%          49,700    Toll Holdings Ltd.                              $      496,210
6.2%
                    ----------------------------------------------------------------------------------------------------------------
                    Airlines - 0.0%                         82,665    Qantas Airways Ltd.                                    392,769
                    ----------------------------------------------------------------------------------------------------------------
                    Beverages - 0.1%                        43,836    Coca-Cola Amatil Ltd.                                  362,482
                                                           156,558    Foster's Group Ltd.                                    895,583
                                                            15,527    Lion Nathan Ltd.                                       130,374
                                                                                                                      --------------
                                                                                                                           1,388,439
                    ----------------------------------------------------------------------------------------------------------------
                    Biotechnology - 0.1%                    43,419    CSL Ltd.                                             1,375,508
                    ----------------------------------------------------------------------------------------------------------------
                    Capital Markets - 0.1%                  20,151    Macquarie Group Ltd.                                 1,348,248
                                                             1,184    Perpetual Trustees Australia Ltd.                       68,518
                                                                                                                      --------------
                                                                                                                           1,416,766
                    ----------------------------------------------------------------------------------------------------------------
                    Chemicals - 0.1%                        27,954    Orica Ltd.                                             773,391
                    ----------------------------------------------------------------------------------------------------------------
                    Commercial Banks - 1.6%                145,546    Australia & New Zealand Banking Group Ltd.           3,483,128
                                                            21,750    Bendigo Bank Ltd.                                      280,581
                                                           104,821    Commonwealth Bank of Australia Ltd.                  5,404,442
                                                           128,876    National Australia Bank Ltd.                         4,245,113
                                                            18,349    St. George Bank Ltd.                                   504,886
                                                           148,698    Westpac Banking Corp.                                3,615,884
                                                                                                                      --------------
                                                                                                                          17,534,034
                    ----------------------------------------------------------------------------------------------------------------
                    Commercial Services &                  111,885    Brambles Ltd.                                        1,123,439
                    Supplies - 0.1%                          7,609    Downer EDI Ltd.                                         35,732
                                                                                                                      --------------
                                                                                                                           1,159,171
                    ----------------------------------------------------------------------------------------------------------------
                    Construction &                          72,939    Boart Longyear Group (b)                               148,948
                    Engineering - 0.1%                       9,875    Leighton Holdings Ltd.                                 522,518
                                                                                                                      --------------
                                                                                                                             671,466
                    ----------------------------------------------------------------------------------------------------------------
                    Construction                            32,839    Boral Ltd.                                             175,124
                    Materials - 0.0%                        33,896    James Hardie Industries NV                             190,400
                                                                                                                      --------------
                                                                                                                             365,524
                    ----------------------------------------------------------------------------------------------------------------
                    Containers &                            55,191    Amcor Ltd.                                             333,087
                    Packaging - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Distributors - 0.0%                     50,712    Pacific Brands Ltd.                                    144,018
                    ----------------------------------------------------------------------------------------------------------------
                    Diversified Consumer                    41,900    ABC Learning Centres Ltd.                              188,926
                    Services - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Diversified Financial                   12,193    Australian Stock Exchange Ltd.                         641,859
                    Services - 0.1%                         21,814    Babcock & Brown Ltd.                                   513,116
                                                            40,299    Challenger Financial Services Group Ltd.               174,556
                                                                                                                      --------------
                                                                                                                           1,329,531
                    ----------------------------------------------------------------------------------------------------------------
                    Diversified                            220,405    Telstra Corp. Ltd.                                     903,246
                    Telecommunication                      117,168    Telstra Corp. Ltd. Installment Receipts                323,995
                    Services - 0.1%                                                                                   --------------
                                                                                                                           1,227,241
                    ----------------------------------------------------------------------------------------------------------------
                    Energy Equipment                         9,755    WorleyParsons Ltd.                                     439,457
                    & Services - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Food & Staples                          13,354    Wesfarmers Ltd.                                        477,226
                    Retailing - 0.5%                        42,806    Wesfarmers Ltd. (b)                                  1,512,976
                                                            97,179    Woolworth's Ltd.                                     2,881,942
                                                                                                                      --------------
                                                                                                                           4,872,144
                    ----------------------------------------------------------------------------------------------------------------
                    Food Products - 0.0%                    61,294    Futuris Corp. Ltd.                                     114,976
                                                            82,843    Goodman Fielder Ltd.                                   136,951
                                                                                                                      --------------
                                                                                                                             251,927
                    ----------------------------------------------------------------------------------------------------------------

Master International Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007                (in U.S. dollars)

                                                            Shares
Country             Industry                                  Held    Common Stocks                                        Value
---------------------------------------------------------------------------------------------------------------------------------
                    Health Care Equipment                    6,833    Ansell Ltd.                                     $       71,947
                    & Supplies - 0.0%                        3,234    Cochlear Ltd.                                          211,428
                                                                                                                      --------------
                                                                                                                             283,375
                    ----------------------------------------------------------------------------------------------------------------
                    Health Care Providers &                 48,146    Mayne Group Ltd.                                       167,392
                    Services - 0.1%                         30,229    Sonic Healthcare Ltd.                                  441,109
                                                                                                                      --------------
                                                                                                                             608,501
                    ----------------------------------------------------------------------------------------------------------------
                    Hotels, Restaurants                     23,055    Aristocrat Leisure Ltd.                                225,893
                    & Leisure - 0.1%                        35,857    Crown Ltd. (b)                                         423,462
                                                            44,237    Tabcorp Holdings Ltd.                                  571,937
                                                           105,531    Tatts Group Ltd.                                       367,649
                                                                                                                      --------------
                                                                                                                           1,588,941
                    ----------------------------------------------------------------------------------------------------------------
                    IT Services - 0.0%                      34,681    Computershare Ltd.                                     299,175
                    ----------------------------------------------------------------------------------------------------------------
                    Industrial                              99,498    CSR Ltd.                                               269,425
                    Conglomerates - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Insurance - 0.5%                       154,726    AMP Ltd.                                             1,342,738
                                                            53,968    AXA Asia Pacific Holdings Ltd.                         347,185
                                                           149,879    Insurance Australia Group Ltd.                         539,437
                                                            68,168    QBE Insurance Group Ltd.                             1,979,106
                                                            73,294    Suncorp-Metway Ltd.                                  1,081,820
                                                                                                                      --------------
                                                                                                                           5,290,286
                    ----------------------------------------------------------------------------------------------------------------
                    Media - 0.1%                           113,673    Fairfax Media Ltd.                                     464,192
                                                            36,612    Macquarie Communications Infrastructure Group          173,274
                                                                                                                      --------------
                                                                                                                             637,466
                    ----------------------------------------------------------------------------------------------------------------
                    Metals & Mining - 1.4%                 106,550    Alumina Ltd.                                           589,853
                                                           265,166    BHP Billiton Ltd.                                    9,269,681
                                                            58,610    BlueScope Steel Ltd.                                   491,989
                                                           114,370    Fortescue Metals Group Ltd. (b)                        753,168
                                                            28,055    Iluka Resources Ltd.                                   112,697
                                                            36,312    Newcrest Mining Ltd.                                 1,047,057
                                                            42,672    OneSteel Ltd.                                          228,860
                                                            91,474    Oxiana Ltd.                                            275,571
                                                            22,206    Rio Tinto Ltd.                                       2,583,296
                                                            37,874    Zinifex Ltd.                                           406,264
                                                                                                                      --------------
                                                                                                                          15,758,436
                    ----------------------------------------------------------------------------------------------------------------
                    Multi-Utilities - 0.0%                  28,965    AGL Energy Ltd.                                        337,184
                    ----------------------------------------------------------------------------------------------------------------
                    Multiline Retail - 0.0%                 31,607    Harvey Norman Holdings Ltd.                            186,806
                    ----------------------------------------------------------------------------------------------------------------
                    Oil, Gas & Consumable                   10,809    Caltex Australia Ltd.                                  182,525
                    Fuels - 0.3%                            58,406    Origin Energy Ltd.                                     450,930
                                                            36,005    Paladin Resources Ltd. (b)                             210,386
                                                            53,148    Santos Ltd.                                            653,095
                                                            37,671    Woodside Petroleum Ltd.                              1,651,186
                                                                                                                      --------------
                                                                                                                           3,148,122
                    ----------------------------------------------------------------------------------------------------------------
                    Paper & Forest Products - 0.0%           5,919    PaperlinX Ltd.                                          13,715
                    ----------------------------------------------------------------------------------------------------------------

Master International Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007                (in U.S. dollars)

                                                            Shares
Country             Industry                                  Held    Common Stocks                                        Value
------------------------------------------------------------------------------------------------------------------------------------
                    Real Estate Investment                 114,334    CFS Retail Property Trust                       $      233,838
                    Trusts (REITs) - 0.5%                   80,903    Centro Properties Group                                 70,765
                                                            87,890    Centro Retail Trust                                     72,691
                                                           123,474    Commonwealth Property Office Fund                      166,640
                                                           174,595    DB RREEF Trust                                         304,783
                                                            99,888    Goodman Group                                          425,117
                                                            77,729    ING Industrial Fund                                    172,214
                                                           114,131    Macquarie Office Trust                                 139,535
                                                            70,450    Mirvac Group                                           368,177
                                                           122,330    Stockland Corp., Ltd.                                  897,883
                                                           138,089    Westfield Group                                      2,524,615
                                                                                                                      --------------
                                                                                                                           5,376,258
                    ----------------------------------------------------------------------------------------------------------------
                    Real Estate Management &               162,144    General Property Trust                                 570,687
                    Development - 0.1%                      22,466    Lend Lease Corp., Ltd.                                 339,235
                                                                                                                      --------------
                                                                                                                             909,922
                    ----------------------------------------------------------------------------------------------------------------
                    Road & Rail - 0.0%                      57,500    Asciano Group                                          350,479
                    ----------------------------------------------------------------------------------------------------------------
                    Textiles, Apparel &                      5,609    Billabong International Ltd.                            72,617
                    Luxury Goods - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Transportation                          30,724    Macquarie Airports Group                               108,517
                    Infrastructure - 0.1%                  184,082    Macquarie Infrastructure Group                         486,877
                                                            98,073    Transurban Group                                       585,626
                                                                                                                      --------------
                                                                                                                           1,181,020
                    ----------------------------------------------------------------------------------------------------------------
                                                                      Total Common Stocks in Australia                    70,671,337
------------------------------------------------------------------------------------------------------------------------------------
Austria - 0.6%      Building Products - 0.0%                 6,223    Wienerberger AG                                        342,876
                    ----------------------------------------------------------------------------------------------------------------
                    Commercial Banks - 0.1%                 15,184    Erste Bank der Oesterreichischen Sparkassen AG       1,072,114
                                                             2,739    Raiffeisen International Bank Holding AG               411,662
                                                                                                                      --------------
                                                                                                                           1,483,776
                    ----------------------------------------------------------------------------------------------------------------
                    Construction Materials - 0.0%            2,326    RHI AG (b)                                              95,052
                    ----------------------------------------------------------------------------------------------------------------
                    Containers &                             1,018    Mayr-Melnhof Karton AG                                 110,177
                    Packaging - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Diversified                             27,080    Telekom Austria AG                                     747,841
                    Telecommunication
                    Services - 0.1%
                    ----------------------------------------------------------------------------------------------------------------
                    Electric Utilities - 0.1%                5,222    Verbund - Oesterreichische
                                                                        Elektrizitaetswirtschafts AG                         362,995
                    ----------------------------------------------------------------------------------------------------------------
                    Hotels, Restaurants                      3,077    BetandWin.com Interactive Entertainment AG (b)         119,438
                    & Leisure - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Insurance - 0.0%                         1,596    Wiener Staedtische Allgemeine Versicherung AG          127,940
                    ----------------------------------------------------------------------------------------------------------------
                    Machinery - 0.0%                         3,531    Andritz AG                                             212,115
                    ----------------------------------------------------------------------------------------------------------------
                    Metals & Mining - 0.1%                   9,070    Voestalpine AG                                         650,035
                    ----------------------------------------------------------------------------------------------------------------
                    Oil, Gas & Consumable                   12,855    OMV AG                                               1,037,710
                    Fuels - 0.1%
                    ----------------------------------------------------------------------------------------------------------------
                    Real Estate Management &                37,119    IMMOFINANZ Immobilien Anlagen AG                       374,975
                    Development - 0.1%                      30,380    Immoeast Immobilien Anlagen AG (b)                     326,104
                                                            23,055    Meinl European Land Ltd. (b)                           317,080
                                                                                                                      --------------
                                                                                                                           1,018,159
                    ----------------------------------------------------------------------------------------------------------------
                    Transportation                           1,050    Flughafen Wien AG                                      121,286
                    Infrastructure - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                                                                      Total Common Stocks in Austria                       6,429,400
------------------------------------------------------------------------------------------------------------------------------------

Master International Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007                (in U.S. dollars)

                                                            Shares
Country             Industry                                  Held    Common Stocks                                        Value
------------------------------------------------------------------------------------------------------------------------------------
Belgium - 1.2%      Beverages - 0.1%                        14,553    InBev NV                                        $    1,209,805
                    ----------------------------------------------------------------------------------------------------------------
                    Chemicals - 0.1%                         4,760    Solvay SA                                              665,745
                                                             2,305    Umicore SA                                             571,188
                                                                                                                      --------------
                                                                                                                           1,236,933
                    ----------------------------------------------------------------------------------------------------------------
                    Commercial Banks - 0.3%                 41,350    Dexia NV                                             1,038,182
                                                            15,092    KBC Bancassurance Holding                            2,124,265
                                                                                                                      --------------
                                                                                                                           3,162,447
                    ----------------------------------------------------------------------------------------------------------------
                    Distributors - 0.0%                        204    D'ieteren SA                                            73,308
                    ----------------------------------------------------------------------------------------------------------------
                    Diversified Financial                  166,827    Fortis                                               4,367,320
                    Services - 0.5%                          6,092    Groupe Bruxelles Lambert SA                            779,104
                                                               402    KBC Ancora                                              45,692
                                                               343    Nationale A Portefeuille                                24,673
                                                                                                                      --------------
                                                                                                                           5,216,789
                    ----------------------------------------------------------------------------------------------------------------
                    Diversified                             13,195    Belgacom SA                                            650,109
                    Telecommunication
                    Services - 0.1%
                    ----------------------------------------------------------------------------------------------------------------
                    Electrical Equipment - 0.0%                927    Bekaert SA                                             124,476
                    ----------------------------------------------------------------------------------------------------------------
                    Electronic Equipment &                   1,006    Barco NV                                                76,831
                    Instruments - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Food & Staples                             921    Colruyt SA                                             216,547
                    Retailing - 0.1%                         7,045    Delhaize Group                                         618,468
                                                                                                                      --------------
                                                                                                                             835,015
                    ----------------------------------------------------------------------------------------------------------------
                    Health Care Equipment &                  1,461    Omega Pharma SA                                        100,547
                    Supplies - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Health Care                             11,702    AGFA-Gevaert NV                                        178,539
                    Technology - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Marine - 0.0%                            1,243    Compagnie Maritime Belge SA (CMB)                      107,533
                    ----------------------------------------------------------------------------------------------------------------
                    Oil, Gas & Consumable                    1,612    Euronav SA                                              57,046
                    Fuels - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Pharmaceuticals - 0.0%                   9,950    UCB SA                                                 451,717
                    ----------------------------------------------------------------------------------------------------------------
                    Real Estate Investment                     199    Cofinimmo SA                                            37,474
                    Trusts (REITs) - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Wireless Telecommunication               1,464    Mobistar SA                                            133,547
                    Services - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                                                                      Total Common Stocks in Belgium                      13,652,116
------------------------------------------------------------------------------------------------------------------------------------
Bermuda - 0.0%      Energy Equipment                        17,858    SeaDrill Ltd. (b)                                      430,989
                    & Services - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Marine - 0.0%                          105,832    Pacific Basin Shipping Ltd.                            167,928
                    ----------------------------------------------------------------------------------------------------------------
                    Paper & Forest                              69    Citic Resources Holdings Ltd. (b)                           40
                    Products - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Textiles, Apparel &                     80,289    C C Land Holdings Ltd.                                 114,838
                    Luxury Goods - 0.0%                     19,785    Yue Yuen Industrial Holdings Ltd.                       70,853
                                                                                                                      --------------
                                                                                                                             185,691
                    ----------------------------------------------------------------------------------------------------------------
                                                                      Total Common Stocks in Bermuda                         784,648
------------------------------------------------------------------------------------------------------------------------------------

Master International Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007                (in U.S. dollars)

                                                            Shares
Country             Industry                                  Held    Common Stocks                                        Value
------------------------------------------------------------------------------------------------------------------------------------
Cayman              Communications                         150,416    Foxconn International Holdings Ltd. (b)         $      334,499
Islands - 0.0%      Equipment - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Multiline Retail - 0.0%                 21,932    Lifestyle International Holdings Ltd.                   58,666
                    ----------------------------------------------------------------------------------------------------------------
                    Paper & Forest                          16,000    Lee & Man Paper Manufacturing Ltd.                      69,754
                    Products - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Real Estate Management &               195,250    Shui On Land Ltd.                                      225,426
                    Development - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Specialty Retail - 0.0%                210,518    Belle International Holdings Ltd.                      314,943
                    ----------------------------------------------------------------------------------------------------------------
                                                                      Total Common Stocks
                                                                        in the Cayman Islands                              1,003,288
------------------------------------------------------------------------------------------------------------------------------------
Denmark - 0.9%      Beverages - 0.0%                         2,762    Carlsberg A/S                                          332,508
                    ----------------------------------------------------------------------------------------------------------------
                    Building Products - 0.0%                   314    Rockwool International AS                               72,830
                    ----------------------------------------------------------------------------------------------------------------
                    Chemicals - 0.0%                         3,817    Novozymes A/S Class B                                  433,058
                    ----------------------------------------------------------------------------------------------------------------
                    Commercial Banks - 0.2%                 35,951    Danske Bank A/S                                      1,405,236
                                                             3,350    Jyske Bank (b)                                         263,063
                                                             4,339    Sydbank A/S                                            185,788
                                                                                                                      --------------
                                                                                                                           1,854,087
                    ----------------------------------------------------------------------------------------------------------------
                    Construction                             3,667    FLS Industries A/S Class B                             373,928
                    & Engineering - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Electrical Equipment - 0.2%             15,164    Vestas Wind Systems A/S (b)                          1,637,421
                    ----------------------------------------------------------------------------------------------------------------
                    Food Products - 0.1%                     4,813    Danisco A/S                                            340,074
                                                             1,960    East Asiatic Co., Ltd. A/S                             151,725
                                                                                                                      --------------
                                                                                                                             491,799
                    ----------------------------------------------------------------------------------------------------------------
                    Health Care Equipment &                  1,471    Coloplast A/S Class B                                  127,060
                    Supplies - 0.0%                         17,000    GN Store Nord A/S (b)                                  133,171
                                                             1,430    William Demant Holding (b)                             131,345
                                                                                                                      --------------
                                                                                                                             391,576
                    ----------------------------------------------------------------------------------------------------------------
                    Household Durables - 0.0%                  796    Bang & Olufsen A/S Class B                              74,393
                    ----------------------------------------------------------------------------------------------------------------
                    Insurance - 0.0%                         1,651    Topdanmark A/S (b)                                     235,888
                                                             1,391    TrygVesta A/S                                          105,476
                                                                                                                      --------------
                                                                                                                             341,364
                    ----------------------------------------------------------------------------------------------------------------
                    Machinery - 0.0%                         1,620    NKT Holding A/S                                        145,524
                    ----------------------------------------------------------------------------------------------------------------
                    Marine - 0.1%                               87    AP Moller - Maersk A/S                                 929,100
                                                                14    AP Moller - Maersk A/S                                 148,078
                                                                                                                      --------------
                                                                                                                           1,077,178
                    ----------------------------------------------------------------------------------------------------------------
                    Oil, Gas & Consumable                    1,800    D/S Torm A/S                                            62,796
                    Fuels - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Pharmaceuticals - 0.3%                   4,919    H Lundbeck A/S                                         132,181
                                                            38,452    Novo-Nordisk A/S Class B                             2,510,200
                                                                                                                      --------------
                                                                                                                           2,642,381
                    ----------------------------------------------------------------------------------------------------------------
                    Road & Rail - 0.0%                      17,794    Dsv A/S                                                389,306
                    ----------------------------------------------------------------------------------------------------------------
                                                                      Total Common Stocks in Denmark                      10,320,149
------------------------------------------------------------------------------------------------------------------------------------
Finland - 1.8%      Auto Components - 0.0%                   9,415    Nokian Renkaat Oyj                                     326,848
                    ----------------------------------------------------------------------------------------------------------------
                    Building Products - 0.0%                 3,128    Asko Oyj                                                78,149
                    ----------------------------------------------------------------------------------------------------------------
                    Communications                         301,553    Nokia Oyj                                           11,584,870
                    Equipment - 1.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Construction                            10,417    YIT Oyj                                                226,761
                    & Engineering - 0.0%
                    ----------------------------------------------------------------------------------------------------------------

Master International Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007                (in U.S. dollars)

                                                            Shares
Country             Industry                                  Held    Common Stocks                                        Value
------------------------------------------------------------------------------------------------------------------------------------
                    Diversified Financial                    4,380    OKO Bank                                        $       83,531
                    Services - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Diversified                             13,341    Elisa Corp.                                            407,994
                    Telecommunication
                    Services - 0.1%
                    ----------------------------------------------------------------------------------------------------------------
                    Electric Utilities - 0.2%               35,245    Fortum Oyj                                           1,583,226
                    ----------------------------------------------------------------------------------------------------------------
                    Food & Staples                           6,735    Kesko Oyj Class B                                      368,181
                    Retailing - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    IT Services - 0.0%                       2,895    TietoEnator Oyj                                         64,755
                    ----------------------------------------------------------------------------------------------------------------
                    Insurance - 0.1%                        34,301    Sampo Oyj                                              905,311
                    ----------------------------------------------------------------------------------------------------------------
                    Leisure Equipment &                      6,404    Amer Sports Corp.                                      172,617
                    Products - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Machinery - 0.1%                         2,051    Cargotec Corp. Class B                                  94,761
                                                             4,889    KCI Konecranes Oyj                                     166,541
                                                             5,362    Kone Oyj Class B                                       374,359
                                                            10,056    Metso Oyj                                              545,194
                                                             5,530    Wartsila Oyj                                           418,510
                                                                                                                      --------------
                                                                                                                           1,599,365
                    ----------------------------------------------------------------------------------------------------------------
                    Media - 0.0%                             3,180    SanomaWSOY Oyj (Class B)                                90,733
                    ----------------------------------------------------------------------------------------------------------------
                    Metals & Mining - 0.1%                   9,368    Outokumpu Oyj                                          287,985
                                                             6,996    Rautaruukki Oyj                                        299,018
                                                                                                                      --------------
                                                                                                                             587,003
                    ----------------------------------------------------------------------------------------------------------------
                    Oil, Gas & Consumable                   10,159    Neste Oil Oyj                                          358,803
                    Fuels - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Paper & Forest                          45,945    Stora Enso Oyj Class R                                 685,862
                    Products - 0.2%                         41,854    UPM-Kymmene Oyj                                        846,899
                                                                                                                      --------------
                                                                                                                           1,532,761
                    ----------------------------------------------------------------------------------------------------------------
                    Pharmaceuticals - 0.0%                   3,919    Orion Oyj                                               91,835
                    ----------------------------------------------------------------------------------------------------------------
                                                                      Total Common Stocks in Finland                      20,062,743
------------------------------------------------------------------------------------------------------------------------------------
France - 9.9%       Aerospace & Defense - 0.2%              27,386    European Aeronautic Defense and Space Co.              874,035
                                                             9,174    Safran SA                                              188,105
                                                             8,345    Thales SA                                              497,098
                                                             2,001    Zodiac SA                                              127,923
                                                                                                                      --------------
                                                                                                                           1,687,161
                    ----------------------------------------------------------------------------------------------------------------
                    Airlines - 0.0%                         10,781    Air France-KLM                                         376,780
                    ----------------------------------------------------------------------------------------------------------------
                    Auto Components - 0.1%                  11,399    Compagnie Generale des Etablissements Michelin       1,303,231
                                                             6,926    Valeo SA                                               284,794
                                                                                                                      --------------
                                                                                                                           1,588,025
                    ----------------------------------------------------------------------------------------------------------------
                    Automobiles - 0.3%                      13,188    Peugeot SA                                             999,321
                                                            14,608    Renault SA                                           2,071,745
                                                                                                                      --------------
                                                                                                                           3,071,066
                    ----------------------------------------------------------------------------------------------------------------
                    Beverages - 0.1%                         7,245    Pernod-Ricard SA                                     1,672,016
                    ----------------------------------------------------------------------------------------------------------------
                    Building Products - 0.2%                21,753    Cie de Saint-Gobain SA                               2,049,966
                    ----------------------------------------------------------------------------------------------------------------
                    Chemicals - 0.2%                        18,476    Air Liquide                                          2,748,754
                    ----------------------------------------------------------------------------------------------------------------
                    Commercial Banks - 1.1%                 64,161    BNP Paribas SA                                       6,961,475
                                                            50,024    Credit Agricole SA                                   1,687,626

Master International Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007                (in U.S. dollars)

                                                            Shares
Country             Industry                                  Held    Common Stocks                                        Value
------------------------------------------------------------------------------------------------------------------------------------
                                                             9,914    Natixis                                         $      190,512
                                                            27,190    Societe Generale SA                                  3,932,468
                                                                                                                      --------------
                                                                                                                          12,772,081
                    ----------------------------------------------------------------------------------------------------------------
                    Commercial Services                      1,788    Societe BIC SA                                         128,059
                    & Supplies - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Communications                         166,842    Alcatel SA                                           1,213,686
                    Equipment - 0.1%
                    ----------------------------------------------------------------------------------------------------------------
                    Construction                               931    Eiffage                                                 91,686
                    & Engineering - 0.2%                    31,742    Vinci SA                                             2,347,506
                                                                                                                      --------------
                                                                                                                           2,439,192
                    ----------------------------------------------------------------------------------------------------------------
                    Construction Materials - 0.2%            1,346    Imerys SA                                              110,822
                                                            12,053    Lafarge SA                                           2,188,677
                                                                                                                      --------------
                                                                                                                           2,299,499
                    ----------------------------------------------------------------------------------------------------------------
                    Diversified Financial                      793    Eurazeo                                                101,573
                    Services - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Diversified                            138,273    France Telecom SA                                    4,959,959
                    Telecommunication                        1,238    Neuf Cegetel                                            62,616
                    Services - 0.4%                                                                                   --------------
                                                                                                                           5,022,575
                    ----------------------------------------------------------------------------------------------------------------
                    Electric Utilities - 0.1%                7,679    Electricite de France SA                               914,664
                    ----------------------------------------------------------------------------------------------------------------
                    Electrical Equipment - 0.4%              8,259    Alstom                                               1,773,977
                                                             1,890    Legrand Promesses                                       64,511
                                                            15,858    Schneider Electric SA                                2,147,870
                                                                                                                      --------------
                                                                                                                           3,986,358
                    ----------------------------------------------------------------------------------------------------------------
                    Energy Equipment                         2,101    Compagnie Generale de Geophysique SA                   594,287
                    & Services - 0.1%                        8,034    Technip SA                                             639,035
                                                                                                                      --------------
                                                                                                                           1,233,322
                    ----------------------------------------------------------------------------------------------------------------
                    Food & Staples                          44,422    Carrefour SA                                         3,457,494
                    Retailing - 0.3%                         4,146    Casino Guichard Perrachon SA                           451,014
                                                                                                                      --------------
                                                                                                                           3,908,508
                    ----------------------------------------------------------------------------------------------------------------
                    Food Products - 0.3%                    32,461    Groupe Danone                                        2,909,278
                    ----------------------------------------------------------------------------------------------------------------
                    Gas Utilities - 0.1%                    14,651    Gaz de France SA                                       856,750
                    ----------------------------------------------------------------------------------------------------------------
                    Health Care Equipment &                 16,773    Cie Generale d'Optique Essilor
                    Supplies - 0.1%                                     International SA                                   1,069,913
                    ----------------------------------------------------------------------------------------------------------------
                    Hotels, Restaurants                     16,330    Accor SA                                             1,305,433
                    & Leisure - 0.1%                         6,609    Sodexho Alliance SA                                    405,768
                                                                                                                      --------------
                                                                                                                           1,711,201
                    ----------------------------------------------------------------------------------------------------------------
                    Household Durables - 0.0%               23,755    Thomson                                                335,891
                    ----------------------------------------------------------------------------------------------------------------
                    IT Services - 0.1%                       6,356    Atos Origin SA (b)                                     328,398
                                                            10,162    Cap Gemini SA                                          638,486
                                                                                                                      --------------
                                                                                                                             966,884
                    ----------------------------------------------------------------------------------------------------------------
                    Industrial                                 681    Wendel                                                  98,318
                    Conglomerates - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Insurance - 0.5%                       117,504    AXA SA                                               4,684,764
                                                             2,829    CNP Assurances                                         368,094
                                                            11,575    Scor SE                                                296,186
                                                                                                                      --------------
                                                                                                                           5,349,044
                    ----------------------------------------------------------------------------------------------------------------

Master International Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007                (in U.S. dollars)

                                                            Shares
Country             Industry                                  Held    Common Stocks                                        Value
------------------------------------------------------------------------------------------------------------------------------------
                    Machinery - 0.1%                         3,979    Vallourec SA                                    $    1,076,171
                    ----------------------------------------------------------------------------------------------------------------
                    Media - 0.6%                             3,127    JC Decaux SA                                           122,731
                                                            10,972    Lagardere S.C.A.                                       821,697
                                                             1,796    M6-Metropole Television SA                              47,201
                                                             7,450    PagesJaunes Groupe SA                                  149,124
                                                            13,176    Publicis Groupe                                        515,487
                                                            12,073    Societe Television Francaise 1                         321,889
                                                            87,147    Vivendi SA                                           4,001,188
                                                                                                                      --------------
                                                                                                                           5,979,317
                    ----------------------------------------------------------------------------------------------------------------
                    Metals & Mining - 0.5%                  69,987    ArcelorMittal                                        5,434,698
                    ----------------------------------------------------------------------------------------------------------------
                    Multi-Utilities - 0.7%                  77,516    Suez SA                                              5,276,207
                                                            27,914    Veolia Environnement SA                              2,542,651
                                                                                                                      --------------
                                                                                                                           7,818,858
                    ----------------------------------------------------------------------------------------------------------------
                    Multiline Retail - 0.1%                  6,575    Pinault-Printemps-Redoute                            1,056,138
                    ----------------------------------------------------------------------------------------------------------------
                    Office Electronics - 0.0%                1,892    Neopost SA                                             194,903
                    ----------------------------------------------------------------------------------------------------------------
                    Oil, Gas & Consumable                  161,867    Total SA                                            13,402,661
                    Fuels - 1.2%
                    ----------------------------------------------------------------------------------------------------------------
                    Personal Products - 0.2%                18,840    L'Oreal SA                                           2,697,842
                    ----------------------------------------------------------------------------------------------------------------
                    Pharmaceuticals - 0.6%                  76,807    Sanofi-Aventis                                       7,030,945
                    ----------------------------------------------------------------------------------------------------------------
                    Real Estate Investment                     492    Gecina SA                                               77,188
                    Trusts (REITs) - 0.1%                      987    ICADE                                                  147,126
                                                             4,302    Klepierre                                              219,883
                                                             5,475    Unibail - Rodamco                                    1,199,742
                                                                                                                      --------------
                                                                                                                           1,643,939
                    ----------------------------------------------------------------------------------------------------------------
                    Semiconductors &                        57,917    STMicroelectronics NV                                  828,448
                    Semiconductor
                    Equipment - 0.1%
                    ----------------------------------------------------------------------------------------------------------------
                    Software - 0.1%                          8,701    Business Objects SA (b)                                531,429
                                                             3,307    Dassault Systemes SA                                   195,735
                                                                                                                      --------------
                                                                                                                             727,164
                    ----------------------------------------------------------------------------------------------------------------
                    Textiles, Apparel &                      1,454    Christian Dior SA                                      191,080
                    Luxury Goods - 0.3%                      5,108    Hermes International                                   645,376
                                                            18,417    LVMH Moet Hennessy Louis Vuitton SA                  2,225,682
                                                                                                                      --------------
                                                                                                                           3,062,138
                    ----------------------------------------------------------------------------------------------------------------
                    Transportation                           2,184    Aeroports de Paris                                     223,428
                    Infrastructure - 0.0%                    1,173    Societe Des Autoroutes Paris-Rhin-Rhone                115,005
                                                                                                                      --------------
                                                                                                                             338,433
                    ----------------------------------------------------------------------------------------------------------------
                    Wireless                                18,480    Bouygues                                             1,535,561
                    Telecommunication
                    Services - 0.1%
                    ----------------------------------------------------------------------------------------------------------------
                                                                      Total Common Stocks in France                      113,337,780
------------------------------------------------------------------------------------------------------------------------------------
Germany - 8.6%      Air Freight & Logistics - 0.2%          61,925    Deutsche Post AG                                     2,126,303
                    ----------------------------------------------------------------------------------------------------------------
                    Airlines - 0.0%                         18,121    Deutsche Lufthansa AG                                  483,042
                    ----------------------------------------------------------------------------------------------------------------
                    Auto Components - 0.1%                  12,152    Continental AG                                       1,590,102
                    ----------------------------------------------------------------------------------------------------------------
                    Automobiles - 1.1%                      11,753    Bayerische Motoren Werke AG                            729,211
                                                            71,898    DaimlerChrysler AG                                   6,968,357

Master International Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007                (in U.S. dollars)

                                                            Shares
Country             Industry                                  Held    Common Stocks                                        Value
------------------------------------------------------------------------------------------------------------------------------------
                                                               681    Porsche Automobil Holding SE (Preference
                                                                      Shares) (b)                                     $    1,375,240
                                                            12,501    Volkswagen AG                                        2,873,573
                                                                                                                      --------------
                                                                                                                          11,946,381
                    ----------------------------------------------------------------------------------------------------------------
                    Capital Markets - 0.5%                  39,145    Deutsche Bank AG Registered Shares                   5,111,363
                                                             3,332    MLP AG                                                  52,696
                                                                                                                      --------------
                                                                                                                           5,164,059
                    ----------------------------------------------------------------------------------------------------------------
                    Chemicals - 1.1%                         6,338    Altana AG                                              153,217
                                                            37,627    BASF AG                                              5,579,794
                                                            55,633    Bayer AG                                             5,087,673
                                                             2,464    K+S AG                                                 587,762
                                                             9,553    Linde AG                                             1,265,795
                                                               322    Wacker Chemie AG                                        92,882
                                                                                                                      --------------
                                                                                                                          12,767,123
                    ----------------------------------------------------------------------------------------------------------------
                    Commercial Banks - 0.3%                 48,752    Commerzbank AG                                       1,854,853
                                                             7,451    Deutsche Postbank AG                                   662,919
                                                            17,581    Hypo Real Estate Holding AG                            928,691
                                                                                                                      --------------
                                                                                                                           3,446,463
                    ----------------------------------------------------------------------------------------------------------------
                    Computers &                              1,694    Wincor Nixdorf AG                                      160,408
                    Peripherals - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Construction                             2,333    Bilfinger Berger AG                                    178,404
                    & Engineering - 0.1%                     3,840    Hochtief AG                                            515,834
                                                                                                                      --------------
                                                                                                                             694,238
                    ----------------------------------------------------------------------------------------------------------------
                    Construction Materials - 0.0%              558    HeidelbergCement AG                                     85,871
                    ----------------------------------------------------------------------------------------------------------------
                    Diversified Financial                   15,284    Deutsche Boerse AG                                   3,016,518
                    Services - 0.3%
                    ----------------------------------------------------------------------------------------------------------------
                    Diversified                            217,200    Deutsche Telekom AG                                  4,780,446
                    Telecommunication
                    Services - 0.4%
                    ----------------------------------------------------------------------------------------------------------------
                    Electric Utilities - 0.9%               47,712    E.ON AG                                             10,143,245
                    ----------------------------------------------------------------------------------------------------------------
                    Electrical Equipment - 0.1%              3,319    Q-Cells AG (b)                                         471,017
                                                             7,781    Solarworld AG                                          472,319
                                                                                                                      --------------
                                                                                                                             943,336
                    ----------------------------------------------------------------------------------------------------------------
                    Food & Staples                          12,825    Metro AG                                             1,079,647
                    Retailing - 0.1%
                    ----------------------------------------------------------------------------------------------------------------
                    Food Products - 0.0%                       131    Suedzucker AG                                            3,108
                    ----------------------------------------------------------------------------------------------------------------
                    Health Care Equipment &                  1,988    Fresenius AG (Preference Shares)                       165,145
                    Supplies - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Health Care Providers &                  5,439    Celesio AG                                             336,494
                    Services - 0.1%                         16,501    Fresenius Medical Care AG                              886,056
                                                                                                                      --------------
                                                                                                                           1,222,550
                    ----------------------------------------------------------------------------------------------------------------
                    Hotels, Restaurants                     18,924    TUI AG (b)                                             528,562
                    & Leisure - 0.1%
                    ----------------------------------------------------------------------------------------------------------------
                    Household Products - 0.0%                6,982    Henkel KGaA                                            356,758
                    ----------------------------------------------------------------------------------------------------------------
                    Industrial                               3,625    Rheinmetall AG                                         288,026
                    Conglomerates - 0.9%                    65,334    Siemens AG                                          10,388,270
                                                                                                                      --------------
                                                                                                                          10,676,296
                    ----------------------------------------------------------------------------------------------------------------

Master International Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007                (in U.S. dollars)

                                                            Shares
Country             Industry                                  Held    Common Stocks                                        Value
------------------------------------------------------------------------------------------------------------------------------------
                    Insurance - 0.9%                        34,467    Allianz AG Registered Shares                    $    7,425,560
                                                            15,854    Muenchener Rueckversicherungs AG
                                                                      Registered Shares                                    3,078,988
                                                                                                                      --------------
                                                                                                                          10,504,548
                    ----------------------------------------------------------------------------------------------------------------
                    Life Sciences Tools                     10,345    Quiagen NV (b)                                         224,957
                    & Services - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Machinery - 0.2%                         2,865    Heidelberger Druckmaschinen AG                          95,680
                                                             9,538    MAN AG                                               1,583,158
                                                            10,497    MG Technologies AG (b)                                 365,950
                                                                                                                      --------------
                                                                                                                           2,044,788
                    ----------------------------------------------------------------------------------------------------------------
                    Media - 0.0%                             7,941    Premiere AG (b)                                        149,808
                    ----------------------------------------------------------------------------------------------------------------
                    Metals & Mining - 0.2%                   3,101    Salzgitter AG                                          463,461
                                                            28,502    ThyssenKrupp AG                                      1,604,238
                                                                                                                      --------------
                                                                                                                           2,067,699
                    ----------------------------------------------------------------------------------------------------------------
                    Multi-Utilities - 0.4%                  34,092    RWE AG                                               4,780,056
                    ----------------------------------------------------------------------------------------------------------------
                    Multiline Retail - 0.0%                  2,978    KarstadtQuelle AG (b)                                   71,198
                    ----------------------------------------------------------------------------------------------------------------
                    Personal Products - 0.0%                 5,837    Beiersdorf AG                                          452,318
                    ----------------------------------------------------------------------------------------------------------------
                    Pharmaceuticals - 0.1%                   5,128    Merck KGaA                                             663,192
                    ----------------------------------------------------------------------------------------------------------------
                    Real Estate Management &                 9,043    IVG Immobilien AG                                      309,101
                    Development - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Semiconductors &                        64,934    Infineon Technologies AG (b)                           765,448
                    Semiconductor
                    Equipment - 0.1%
                    ----------------------------------------------------------------------------------------------------------------
                    Software - 0.3%                         66,774    SAP AG                                               3,437,083
                    ----------------------------------------------------------------------------------------------------------------
                    Specialty Retail - 0.0%                  2,768    Douglas Holding AG                                     160,041
                    ----------------------------------------------------------------------------------------------------------------
                    Textiles, Apparel &                     16,350    Adidas-Salomon AG                                    1,215,661
                    Luxury Goods - 0.1%                        691    Puma AG Rudolf Dassler Sport                           273,254
                                                                                                                      --------------
                                                                                                                           1,488,915
                    ----------------------------------------------------------------------------------------------------------------
                    Transportation                             156    Fraport AG                                              12,284
                    Infrastructure - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                                                                      Total Common Stocks in Germany                      98,511,037
------------------------------------------------------------------------------------------------------------------------------------
Greece - 0.8%       Beverages - 0.0%                        10,280    Coca-Cola Hellenic Bottling Co. SA                     443,630
                    ----------------------------------------------------------------------------------------------------------------
                    Commercial Banks - 0.5%                 33,467    Alpha Bank AE                                        1,211,931
                                                            26,235    EFG Eurobank Ergasias SA                               920,670
                                                            32,084    National Bank of Greece SA                           2,200,165
                                                            26,167    Piraeus Bank SA                                      1,017,810
                                                                                                                      --------------
                                                                                                                           5,350,576
                    ----------------------------------------------------------------------------------------------------------------
                    Construction                             3,355    Hellenic Technodomiki Tev SA                            47,926
                    & Engineering - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Construction Materials - 0.0%            2,911    Titan Cement Co. SA                                    132,198
                    ----------------------------------------------------------------------------------------------------------------
                    Diversified Financial                    4,760    Hellenic Exchanges SA                                  166,948
                    Services - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Diversified                             23,245    Hellenic Telecommunications Organization SA            850,318
                    Telecommunication
                    Services - 0.1%
                    ----------------------------------------------------------------------------------------------------------------
                    Electric Utilities - 0.1%                9,295    Public Power Corp.                                     487,675
                    ----------------------------------------------------------------------------------------------------------------
                    Hotels, Restaurants                     17,514    OPAP SA                                                700,227
                    & Leisure - 0.1%
                    ----------------------------------------------------------------------------------------------------------------

Master International Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007                (in U.S. dollars)

                                                            Shares
Country             Industry                                  Held    Common Stocks                                        Value
------------------------------------------------------------------------------------------------------------------------------------
                    Metals & Mining - 0.0%                   4,010    Viohalco, Hellenic Copper and Aluminum
                                                                      Industry SA                                     $       57,929
                    ----------------------------------------------------------------------------------------------------------------
                    Oil, Gas & Consumable                    4,739    Hellenic Petroleum SA                                   77,717
                    Fuels - 0.0%                             3,114    Motor Oil Hellas Corinth Refineries SA                  71,866
                                                                                                                      --------------
                                                                                                                             149,583
                    ----------------------------------------------------------------------------------------------------------------
                    Textiles, Apparel &                      2,620    Folli - Follie SA Registered Shares                     97,284
                    Luxury Goods - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                                                                      Total Common Stocks in Greece                        8,484,294
------------------------------------------------------------------------------------------------------------------------------------
Hong Kong - 2.2%    Airlines - 0.0%                         86,263    Cathay Pacific Airways Ltd.                            224,597
                    ----------------------------------------------------------------------------------------------------------------
                    Commercial Banks - 0.3%                331,400    BOC Hong Kong Holdings Ltd.                            918,881
                                                           124,939    Bank of East Asia Ltd.                                 846,565
                                                            65,353    Hang Seng Bank Ltd.                                  1,337,756
                                                             9,000    Wing Hang Bank Ltd.                                    133,973
                                                                                                                      --------------
                                                                                                                           3,237,175
                    ----------------------------------------------------------------------------------------------------------------
                    Distributors - 0.1%                    195,990    Li & Fung Ltd.                                         781,358
                    ----------------------------------------------------------------------------------------------------------------
                    Diversified Financial                   86,848    Hong Kong Exchanges and Clearing Ltd.                2,434,678
                    Services - 0.2%
                    ----------------------------------------------------------------------------------------------------------------
                    Diversified                            182,195    PCCW Ltd.                                              107,685
                    Telecommunication
                    Services - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Electric Utilities - 0.1%              117,187    CLP Holdings Ltd.                                      796,171
                                                            17,500    Cheung Kong Infrastructure Holdings Ltd.                64,960
                                                            93,500    HongKong Electric Holdings Ltd.                        535,084
                                                                                                                      --------------
                                                                                                                           1,396,215
                    ----------------------------------------------------------------------------------------------------------------
                    Electronic Equipment                    34,147    Kingboard Chemical Holdings Ltd.                       201,731
                    & Instruments - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Food Products - 0.0%                    80,000    Tingyi (Cayman Islands) Holding Corp.                  127,708
                    ----------------------------------------------------------------------------------------------------------------
                    Gas Utilities - 0.1%                   322,264    The Hong Kong & China Gas Ltd.                         981,657
                    ----------------------------------------------------------------------------------------------------------------
                    Hotels, Restaurants                     64,990    Shangri-La Asia Ltd.                                   202,125
                    & Leisure - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Industrial                             173,176    Hutchison Whampoa Ltd.                               1,950,879
                    Conglomerates - 0.2%                    56,773    Melco International Development Ltd.                    84,819
                                                            12,000    NWS Holdings Ltd.                                       38,058
                                                                                                                      --------------
                                                                                                                           2,073,756
                    ----------------------------------------------------------------------------------------------------------------
                    Internet Software                       59,407    Tencent Holdings Ltd.                                  443,703
                    & Services - 0.1%
                    ----------------------------------------------------------------------------------------------------------------
                    Marine - 0.0%                            9,557    Orient Overseas International Ltd.                      70,017
                    ----------------------------------------------------------------------------------------------------------------
                    Media - 0.0%                             4,000    Television Broadcasts Ltd.                              23,909
                    ----------------------------------------------------------------------------------------------------------------
                    Metals & Mining - 0.0%                 194,741    Fosun International (b)                                180,259
                    ----------------------------------------------------------------------------------------------------------------
                    Real Estate Investment                 208,414    The Link REIT                                          448,734
                    Trusts (REITs) - 0.1%
                    ----------------------------------------------------------------------------------------------------------------
                    Real Estate Management &               120,835    Cheung Kong Holdings Ltd.                            2,207,590
                    Development - 0.8%                      10,000    Chinese Estates Holdings Limited                        18,012
                                                            17,000    Hang Lung Group Ltd.                                    91,859
                                                           184,000    Hang Lung Properties Ltd.                              822,122
                                                            78,491    Henderson Land Development Co., Ltd.                   728,956
                                                            28,791    Hysan Development Co. Ltd.                              81,317

Master International Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007                (in U.S. dollars)

                                                            Shares
Country             Industry                                  Held    Common Stocks                                        Value
------------------------------------------------------------------------------------------------------------------------------------
                                                            39,000    Kerry Properties Ltd.                           $      310,105
                                                           210,484    New World Development Ltd.                             736,907
                                                            64,000    Shun Tak Holdings Ltd.                                 100,032
                                                            88,421    Sino Land Co.                                          309,632
                                                           112,324    Sun Hung Kai Properties Ltd.                         2,359,203
                                                            72,577    Swire Pacific Ltd. Class A                             994,531
                                                            86,107    Wharf Holdings Ltd. (b)                                445,433
                                                             5,000    Wheelock and Company, Limited                           15,310
                                                                                                                      --------------
                                                                                                                           9,221,009
                    ----------------------------------------------------------------------------------------------------------------
                    Road & Rail - 0.1%                     136,000    MTR Corp.                                              495,801
                    ----------------------------------------------------------------------------------------------------------------
                    Semiconductors &                         5,004    ASM Pacific Technology Ltd.                             36,373
                    Semiconductor
                    Equipment - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Speciality Retail - 0.1%                84,600    Esprit Holdings Ltd.                                 1,245,757
                                                           230,394    Giordano International Ltd.                            109,903
                                                                                                                      --------------
                                                                                                                           1,355,660
                    ----------------------------------------------------------------------------------------------------------------
                    Transportation                           2,400    Hong Kong Aircraft Engineering Company Ltd.             64,778
                    Infrastructure - 0.0%                   36,349    Hopewell Holdings Ltd.                                 166,656
                                                                                                                      --------------
                                                                                                                             231,434
                    ----------------------------------------------------------------------------------------------------------------
                    Wireless                               169,647    Hutchison Telecommunications
                    Telecommunication                                 International Ltd.                                     255,722
                    Services - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                                                                      Total Common Stocks in Hong Kong                    24,531,306
------------------------------------------------------------------------------------------------------------------------------------
Ireland - 0.6%      Airlines - 0.0%                         35,968    Ryanair Holdings Plc (b)                               246,905
                    ----------------------------------------------------------------------------------------------------------------
                    Building Products - 0.0%                 6,310    Kingspan Group Plc                                      94,870
                    ----------------------------------------------------------------------------------------------------------------
                    Commercial Banks - 0.3%                 72,428    Allied Irish Banks Plc                               1,660,925
                                                            24,122    Anglo Irish Bank Corp. Plc                             385,089
                                                            80,768    Bank of Ireland                                      1,202,132
                                                                                                                      --------------
                                                                                                                           3,248,146
                    ----------------------------------------------------------------------------------------------------------------
                    Construction Materials - 0.1%           43,238    CRH Plc                                              1,501,628
                    ----------------------------------------------------------------------------------------------------------------
                    Containers &                             5,262    Smurfit Kappa Plc (b)                                   86,302
                    Packaging - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Food Products - 0.0%                    20,458    Greencore Group Plc                                    134,545
                                                             5,153    Iaws Group Plc                                         113,935
                                                             7,105    Kerry Group Plc                                        226,879
                                                                                                                      --------------
                                                                                                                             475,359
                    ----------------------------------------------------------------------------------------------------------------
                    Hotels, Restaurants                      2,377    Paddy Power Plc                                         77,663
                    & Leisure - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Industrial                               2,954    DCC Plc                                                 83,913
                    Conglomerates - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Insurance - 0.1%                        24,915    Irish Life & Permanent Plc                             426,246
                    ----------------------------------------------------------------------------------------------------------------
                    Pharmaceuticals - 0.1%                  37,376    Elan Corp. Plc (b)                                     817,824
                    ----------------------------------------------------------------------------------------------------------------
                                                                      Total Common Stocks in Ireland                       7,058,856
------------------------------------------------------------------------------------------------------------------------------------

Master International Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007                (in U.S. dollars)

                                                            Shares
Country             Industry                                  Held    Common Stocks                                        Value
------------------------------------------------------------------------------------------------------------------------------------
Italy - 3.7%        Aerospace & Defense - 0.1%              26,776    Finmeccanica SpA                                $      859,083
                    ----------------------------------------------------------------------------------------------------------------
                    Automobiles - 0.1%                      59,430    Fiat SpA                                             1,529,003
                    ----------------------------------------------------------------------------------------------------------------
                    Capital Markets - 0.1%                  42,528    Mediobanca SpA                                         874,004
                    ----------------------------------------------------------------------------------------------------------------
                    Commercial Banks - 1.3%                580,816    Banca Intesa SpA                                     4,570,775
                                                            64,173    Banca Intesa SpA (RNC)                                 467,855
                                                            77,015    Banca Monte dei Paschi di Siena SpA                    411,353
                                                            39,570    Banca Popolare di Milano Scrl                          536,930
                                                            57,246    Banco Popolare SPA (b)                               1,265,105
                                                           701,256    UniCredito Italiano SpA                              5,767,100
                                                            51,354    Unione Di Banche Italiane SPCA                       1,411,137
                                                                                                                      --------------
                                                                                                                          14,430,255
                    ----------------------------------------------------------------------------------------------------------------
                    Construction Materials - 0.0%            6,019    Italcementi SpA                                        128,876
                    ----------------------------------------------------------------------------------------------------------------
                    Diversified Financial                    5,710    IFIL-Investments SpA                                    53,493
                    Services - 0.0%                          2,087    Instituto Finanziario Industriale SpA
                                                                      (Preference Shares) (b)                                 70,591
                                                                                                                      --------------
                                                                                                                             124,084
                    ----------------------------------------------------------------------------------------------------------------
                    Diversified                            822,031    Telecom Italia SpA                                   2,548,549
                    Telecommunication                      478,015    Telecom Italia SpA (RNC)                             1,133,479
                    Services - 0.3%                                                                                   --------------
                                                                                                                           3,682,028
                    ----------------------------------------------------------------------------------------------------------------
                    Electric Utilities - 0.4%              328,027    Enel SpA                                             3,900,598
                                                           113,079    Terna SpA                                              455,529
                                                                                                                      --------------
                                                                                                                           4,356,127
                    ----------------------------------------------------------------------------------------------------------------
                    Electrical Equipment - 0.0%              8,179    Prysmian SpA (b)                                       202,396
                    ----------------------------------------------------------------------------------------------------------------
                    Energy Equipment                         8,542    Saipem SpA                                             340,866
                    & Services - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Food Products - 0.0%                   122,230    Parmalat SpA                                           471,932
                    ----------------------------------------------------------------------------------------------------------------
                    Gas Utilities - 0.1%                    84,550    Snam Rete Gas SpA                                      539,929
                    ----------------------------------------------------------------------------------------------------------------
                    Hotels, Restaurants                      4,375    Autogrill SpA                                           74,413
                    & Leisure - 0.0%                         8,091    Lottomatica SpA                                        296,716
                                                                                                                      --------------
                                                                                                                             371,129
                    ----------------------------------------------------------------------------------------------------------------
                    Industrial                             286,056    Pirelli & C SpA (b)                                    314,229
                    Conglomerates - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Insurance - 0.4%                        39,029    Alleanza Assicurazioni SpA                             506,965
                                                            79,204    Assicurazioni Generali SpA                           3,585,256
                                                             6,967    Fondiaria-Sai SpA                                      285,794
                                                            33,249    Mediolanum SpA                                         265,938
                                                            39,092    Unipol SpA (Preference Shares)                         123,618
                                                                                                                      --------------
                                                                                                                           4,767,571
                    ----------------------------------------------------------------------------------------------------------------
                    Media - 0.1%                            10,724    Arnoldo Mondadori Editore SpA                           88,084
                                                            68,133    Mediaset SpA                                           686,369
                                                           158,897    Seat Pagine Gialle SpA                                  62,594
                                                                                                                      --------------
                                                                                                                             837,047
                    ----------------------------------------------------------------------------------------------------------------
                    Multi-Utilities - 0.0%                  14,097    A2A SpA                                                 64,530
                    ----------------------------------------------------------------------------------------------------------------
                    Oil, Gas & Consumable                  200,844    Eni SpA                                              7,330,081
                    Fuels - 0.7%
                    ----------------------------------------------------------------------------------------------------------------
                    Textiles, Apparel &                      9,077    Bulgari SpA                                            127,476
                    Luxury Goods - 0.0%                      8,388    Luxottica Group SpA                                    266,804
                                                                                                                      --------------
                                                                                                                             394,280
                    ----------------------------------------------------------------------------------------------------------------

Master International Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007                (in U.S. dollars)

                                                            Shares
Country             Industry                                  Held    Common Stocks                                        Value
------------------------------------------------------------------------------------------------------------------------------------
                    Transportation                          21,098    Autostrade SpA                                  $      801,437
                    Infrastructure - 0.1%
                    ----------------------------------------------------------------------------------------------------------------
                                                                      Total Common Stocks in Italy                        42,418,887
------------------------------------------------------------------------------------------------------------------------------------
Japan - 18.8%       Air Freight & Logistics - 0.1%          37,000    Yamato Transport Co., Ltd.                             531,849
                    ----------------------------------------------------------------------------------------------------------------
                    Airlines - 0.0%                         31,000    All Nippon Airways Co., Ltd.                           114,235
                                                           104,000    Japan Airlines Corp. (b)                               235,847
                                                                                                                      --------------
                                                                                                                             350,082
                    ----------------------------------------------------------------------------------------------------------------
                    Auto Components - 0.4%                  17,200    Aisin Seiki Co., Ltd.                                  712,119
                                                            47,700    Bridgestone Corp.                                      842,145
                                                            38,100    Denso Corp.                                          1,550,451
                                                            15,000    NGK Spark Plug Co., Ltd.                               260,093
                                                             3,000    NHK Spring Co., Ltd.                                    27,383
                                                            11,400    NOK Corp.                                              239,863
                                                            11,900    Stanley Electric Co., Ltd.                             295,561
                                                            21,700    Sumitomo Rubber Industries, Ltd.                       190,082
                                                             2,100    Tokai Rika Co., Ltd.                                    64,745
                                                             3,100    Toyoda Gosei Co., Ltd.                                 109,258
                                                             3,100    Toyota Boshoku Corp.                                    99,726
                                                            13,700    Toyota Industries Corp.                                555,450
                                                                                                                      --------------
                                                                                                                           4,946,876
                    ----------------------------------------------------------------------------------------------------------------
                    Automobiles - 1.6%                       4,000    Fuji Heavy Industries Ltd.                              18,528
                                                           123,000    Honda Motor Co., Ltd.                                4,063,286
                                                            42,000    Isuzu Motors Ltd.                                      188,557
                                                            20,000    Mazda Motor Corp.                                       98,988
                                                           120,000    Mitsubishi Motors Corp. (b)                            201,071
                                                           181,200    Nissan Motor Co., Ltd.                               1,977,706
                                                            11,000    Suzuki Motor Corp.                                     329,782
                                                           214,000    Toyota Motor Corp.                                  11,397,364
                                                            17,800    Yamaha Motor Co., Ltd.                                 426,000
                                                                                                                      --------------
                                                                                                                          18,701,282
                    ----------------------------------------------------------------------------------------------------------------
                    Beverages - 0.2%                        32,700    Asahi Breweries Ltd.                                   551,583
                                                               200    Coca-Cola West Holdings Co., Ltd.                        4,415
                                                             6,200    Ito En, Ltd.                                           117,959
                                                            64,000    Kirin Holdings Co., Ltd.                               938,918
                                                            25,000    Sapporo Holdings Ltd.                                  201,305
                                                            20,000    Takara Holdings, Inc.                                  119,942
                                                                                                                      --------------
                                                                                                                           1,934,122
                    ----------------------------------------------------------------------------------------------------------------
                    Building Products - 0.3%                73,100    Asahi Glass Co., Ltd.                                  966,776
                                                             2,000    Central Glass Co., Ltd.                                  7,546
                                                            20,900    Daikin Industries Ltd.                               1,165,720
                                                            16,300    JS Group Corp.                                         260,066
                                                            59,000    Nippon Sheet Glass Co., Ltd.                           297,835
                                                            27,000    Sanwa Holdings Corp.                                   132,555
                                                            21,000    Toto Ltd.                                              166,348
                                                                                                                      --------------
                                                                                                                           2,996,846
                    ----------------------------------------------------------------------------------------------------------------
                    Capital Markets - 0.4%                 115,000    Daiwa Securities Group, Inc.                         1,032,430
                                                             1,000    Jafco Co., Ltd.                                         32,753
                                                            10,300    Matsui Securities Co., Ltd.                             80,443
                                                            33,000    Nikko Cordial Corp.                                    490,946

Master International Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007                (in U.S. dollars)

                                                            Shares
Country             Industry                                  Held    Common Stocks                                        Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                           136,300    Nomura Holdings, Inc.                           $    2,283,687
                                                               180    SBI E*trade Securities Co. Ltd.                        163,274
                                                               954    SBI Holdings, Inc.                                     256,521
                                                            43,300    Shinko Securities Co., Ltd.                            177,102
                                                                                                                      --------------
                                                                                                                           4,517,156
                    ----------------------------------------------------------------------------------------------------------------
                    Chemicals - 0.9%                        84,000    Asahi Kasei Corp.                                      554,356
                                                             4,000    Daicel Chemical Industries Ltd.                         23,919
                                                            32,000    Dainippon Ink and Chemicals, Inc.                      159,537
                                                            19,000    Denki Kagaku Kogyo Kabushiki Kaisha                     82,126
                                                             5,300    Hitachi Chemical Co., Ltd.                             121,788
                                                            17,100    JSR Corp.                                              437,790
                                                            13,000    Kaneka Corp.                                           107,182
                                                             4,000    Kansai Paint Co., Ltd.                                  28,873
                                                            35,000    Kuraray Co., Ltd.                                      422,251
                                                            86,500    Mitsubishi Chemical Holdings Corp.                     659,967
                                                            22,000    Mitsubishi Gas Chemicals Co., Inc.                     214,020
                                                            56,000    Mitsubishi Rayon Co., Ltd.                             269,960
                                                            41,000    Mitsui Chemicals, Inc.                                 266,166
                                                            16,000    Nippon Kayaku Co., Ltd.                                103,840
                                                            15,000    Nippon Sanso Corp.                                     140,938
                                                            17,000    Nissan Chemical Industries Ltd.                        221,742
                                                            13,110    Nitto Denko Corp.                                      689,021
                                                            32,400    Shin-Etsu Chemical Co., Ltd.                         2,014,995
                                                           111,000    Showa Denko KK                                         394,223
                                                           135,000    Sumitomo Chemical Co., Ltd.                          1,195,510
                                                            91,000    Teijin Ltd.                                            387,835
                                                            21,000    Tokuyama Corp.                                         209,529
                                                           106,700    Toray Industries, Inc.                                 830,467
                                                            53,000    Tosoh Corp.                                            225,922
                                                            95,000    Ube Industries Ltd.                                    321,554
                                                            15,000    Zeon Corp.                                              89,475
                                                                                                                      --------------
                                                                                                                          10,172,986
                    ----------------------------------------------------------------------------------------------------------------
                    Commercial Banks - 1.8%                  4,000    Aozora Bank Ltd.                                        11,615
                                                            13,000    The 77 Bank Ltd.                                        80,889
                                                            15,000    The Bank of Kyoto Ltd.                                 177,450
                                                           104,000    The Bank of Yokohama Ltd.                              724,610
                                                            52,000    The Chiba Bank Ltd.                                    418,411
                                                            54,000    Chuo Mitsui Trust Holdings, Inc.                       411,808
                                                            72,000    Fukuoka Financial Group, Inc.                          420,482
                                                            17,000    The Gunma Bank Ltd.                                    111,780
                                                            23,000    The Hachijuni Bank Ltd.                                154,537
                                                            24,000    The Hiroshima Bank Ltd.                                129,540
                                                            78,100    Hokuhoku Financial Group, Inc.                         225,777
                                                            37,000    The Joyo Bank Ltd.                                     206,787
                                                           687,629    Mitsubishi UFJ Financial Group, Inc.                 6,484,291
                                                               785    Mizuho Financial Group, Inc.                         3,739,306

Master International Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007                (in U.S. dollars)

                                                            Shares
Country             Industry                                  Held    Common Stocks                                        Value
------------------------------------------------------------------------------------------------------------------------------------
                                                            34,000    The Nishi-Nippon City Bank Ltd.                 $       84,212
                                                               481    Resona Holdings, Inc.                                  852,646
                                                                14    Sapporo Hokuyo Holdings, Inc.                          124,369
                                                           139,000    Shinsei Bank Ltd.                                      504,638
                                                            53,000    The Shizuoka Bank Ltd.                                 581,327
                                                               523    Sumitomo Mitsui Financial Group, Inc.                3,870,345
                                                            89,000    The Sumitomo Trust & Banking Co., Ltd.                 586,576
                                                             9,000    Suruga Bank Ltd.                                        97,909
                                                            13,000    The Yasuda Trust & Banking Co., Ltd.                    23,971
                                                                                                                      --------------
                                                                                                                          20,023,276
                    ----------------------------------------------------------------------------------------------------------------
                    Commercial Services                     55,000    Dai Nippon Printing Co., Ltd.                          805,568
                    & Supplies - 0.2%                           84    The Goodwill Group, Inc. (b)                            10,801
                                                             4,500    Kokuyo Co., Ltd.                                        40,663
                                                             4,100    Meitec Corp.                                           123,335
                                                            16,400    Secom Co., Ltd.                                        895,339
                                                            48,000    Toppan Printing Co., Ltd.                              470,729
                                                                                                                      --------------
                                                                                                                           2,346,435
                    ----------------------------------------------------------------------------------------------------------------
                    Computers &                            134,000    Fujitsu Ltd.                                           896,389
                    Peripherals - 0.3%                       6,300    Mitsumi Electric Co., Ltd.                             210,774
                                                           177,000    NEC Corp.                                              813,004
                                                             8,000    Seiko Epson Corp.                                      170,391
                                                           235,000    Toshiba Corp.                                        1,734,291
                                                                                                                      --------------
                                                                                                                           3,824,849
                    ----------------------------------------------------------------------------------------------------------------
                    Construction                             8,457    COMSYS Holdings Corp.                                   68,835
                    & Engineering - 0.2%                    17,000    Chiyoda Corp.                                          191,720
                                                            20,000    JGC Corp.                                              342,924
                                                            94,800    Kajima Corp.                                           307,691
                                                             8,000    Kinden Corp.                                            62,542
                                                            38,000    Nishimatsu Construction Co., Ltd.                      105,512
                                                            68,000    Obayashi Corp.                                         339,610
                                                            13,000    Okumura Corp.                                           63,102
                                                            34,000    Shimizu Corp.                                          147,582
                                                           100,000    Taisei Corp.                                           268,957
                                                             3,000    Toda Corp.                                              14,382
                                                                                                                      --------------
                                                                                                                           1,912,857
                    ----------------------------------------------------------------------------------------------------------------
                    Construction Materials - 0.0%           61,000    Sumitomo Osaka Cement Co., Ltd.                        115,326
                                                            78,000    Taiheiyo Cement Corp.                                  184,253
                                                                                                                      --------------
                                                                                                                             299,579
                    ----------------------------------------------------------------------------------------------------------------
                    Consumer Finance - 0.2%                  3,550    Acom Co., Ltd.                                          71,717
                                                            10,800    Aeon Credit Service Co., Ltd.                          159,073
                                                             4,100    Aiful Corp.                                             72,031
                                                            15,700    Credit Saison Co., Ltd.                                427,683
                                                             7,430    ORIX Corp.                                           1,249,631
                                                             3,750    Promise Co., Ltd.                                       92,332
                                                             6,920    Takefuji Corp.                                         166,209
                                                                                                                      --------------
                                                                                                                           2,238,676
                    ----------------------------------------------------------------------------------------------------------------

Master International Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007                (in U.S. dollars)

                                                            Shares
Country             Industry                                  Held    Common Stocks                                        Value
------------------------------------------------------------------------------------------------------------------------------------
                    Containers &                             7,700    Toyo Seikan Kaisha Ltd.                         $      136,532
                    Packaging - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Distributors - 0.0%                      1,500    Canon Marketing Japan Inc.                              27,871
                    ----------------------------------------------------------------------------------------------------------------
                    Diversified Consumer                     3,400    Benesse Corp.                                          143,871
                    Service - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Diversified Financial                    1,100    Diamond Lease Co., Ltd.                                 36,378
                    Services - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Diversified                                405    Nippon Telegraph & Telephone Corp.                   2,013,227
                    Telecommunication
                    Services - 0.2%
                    ----------------------------------------------------------------------------------------------------------------
                    Electric Utilities - 0.7%               55,600    Chubu Electric Power Co., Inc.                       1,445,318
                                                             6,800    Chugoku Electric Power Co                              132,193
                                                             9,900    Hokkaido Electric Power Co., Inc.                      213,405
                                                             3,000    Hokuriku Electric Power Co.                             62,379
                                                            64,000    The Kansai Electric Power Co., Inc.                  1,490,747
                                                            27,300    Kyushu Electric Power Co., Inc.                        670,185
                                                             4,000    Shikoku Electric Power Co., Inc.                       107,049
                                                            37,100    Tohoku Electric Power Co., Inc.                        834,618
                                                            97,700    The Tokyo Electric Power Co., Inc.                   2,529,087
                                                                                                                      --------------
                                                                                                                           7,484,981
                    ----------------------------------------------------------------------------------------------------------------
                    Electrical Equipment - 0.3%             18,800    Fuji Electric Holdings Co., Ltd.                        64,981
                                                            40,000    Fujikura Ltd.                                          202,100
                                                            41,000    Furukawa Electric Co., Ltd.                            157,958
                                                            21,873    Matsushita Electric Works Ltd.                         239,229
                                                           155,000    Mitsubishi Electric Corp.                            1,605,362
                                                            55,000    Sumitomo Electric Industries Ltd.                      867,435
                                                             5,600    Ushio, Inc.                                            122,235
                                                                                                                      --------------
                                                                                                                           3,259,300
                    ----------------------------------------------------------------------------------------------------------------
                    Electronic Equipment &                  19,000    Alps Electric Co., Ltd.                                245,463
                    Instruments - 1.0%                      34,700    Citizens Holding Co. Ltd.                              336,983
                                                            39,700    Fuji Photo Film Co., Ltd.                            1,661,664
                                                             1,600    Hirose Electric Co., Ltd.                              183,616
                                                           277,000    Hitachi Ltd.                                         2,057,930
                                                            35,300    Hoya Corp.                                           1,116,862
                                                            10,200    Ibiden Co., Ltd.                                       705,318
                                                             2,600    Keyence Corp.                                          638,481
                                                            12,700    Kyocera Corp.                                        1,122,353
                                                             1,100    Mabuchi Motor Co., Ltd.                                 66,033
                                                            16,800    Murata Manufacturing Co., Ltd.                         964,734
                                                             7,400    Nidec Corp.                                            534,666
                                                            30,500    Nippon Electric Glass Co.                              496,145
                                                            63,000    Oki Electric Industry Co., Ltd. (b)                     98,104
                                                            13,700    Omron Corp.                                            322,545
                                                            10,900    TDK Corp.                                              802,817
                                                            13,000    Taiyo Yuden Co., Ltd.                                  207,688
                                                            12,000    Yaskawa Electric Corp.                                 161,880
                                                             9,500    Yokogawa Electric Corp.                                104,309
                                                                                                                      --------------
                                                                                                                          11,827,591
                    ----------------------------------------------------------------------------------------------------------------

Master International Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007                (in U.S. dollars)

                                                            Shares
Country             Industry                                  Held    Common Stocks                                        Value
------------------------------------------------------------------------------------------------------------------------------------
                    Food & Staples                          53,400    Aeon Co., Ltd.                                  $      778,949
                    Retailing - 0.3%                           200    Circle K Sunkus Co., Ltd.                                2,956
                                                             3,600    FamilyMart Co., Ltd.                                   112,733
                                                             7,400    Lawson, Inc.                                           262,176
                                                             3,000    Matsumotokiyoshi Holdings Co. Ltd. (b)                  73,043
                                                            62,800    Seven & I Holdings Co. Ltd.                          1,824,493
                                                             4,000    UNY Co., Ltd.                                           33,787
                                                                                                                      --------------
                                                                                                                           3,088,137
                    ----------------------------------------------------------------------------------------------------------------
                    Food Products - 0.2%                    60,000    Ajinomoto Co., Inc.                                    679,037
                                                               100    House Foods Corp.                                        1,680
                                                            18,000    Kikkoman Corp.                                         246,214
                                                            40,000    Meiji Dairies Corp.                                    203,773
                                                            26,000    Nichirei Corp.                                         107,063
                                                             6,000    Nippon Meat Packers, Inc.                               60,553
                                                            11,000    Nisshin Seifun Group, Inc.                             110,598
                                                             8,000    Nissin Food Products Co., Ltd.                         258,064
                                                            12,500    QP Corp.                                               130,019
                                                            10,000    Toyo Suisan Kaisha, Ltd.                               179,866
                                                             5,100    Yakult Honsha Co., Ltd.                                117,203
                                                             6,000    Yamazaki Baking Co., Ltd.                               58,561
                                                                                                                      --------------
                                                                                                                           2,152,631
                    ----------------------------------------------------------------------------------------------------------------
                    Gas Utilities - 0.1%                   163,000    Osaka Gas Co., Ltd.                                    641,312
                                                           197,000    Tokyo Gas Co., Ltd.                                    920,252
                                                                                                                      --------------
                                                                                                                           1,561,564
                    ----------------------------------------------------------------------------------------------------------------
                    Health Care Equipment &                 16,000    Olympus Corp.                                          652,080
                    Supplies - 0.1%                         15,200    Terumo Corp.                                           792,418
                                                                                                                      --------------
                                                                                                                           1,444,498
                    ----------------------------------------------------------------------------------------------------------------
                    Health Care Providers &                    900    Alfresa Holdings Corp.                                  54,263
                    Services - 0.0%                          8,600    Mediceo Paltac Holdings Co., Ltd.                      126,924
                                                             2,600    Suzuken Co., Ltd.                                       92,545
                                                                                                                      --------------
                                                                                                                             273,732
                    ----------------------------------------------------------------------------------------------------------------
                    Hotels, Restaurants                      2,800    Oriental Land Co., Ltd.                                168,502
                    & Leisure - 0.0%                            39    ROUND ONE Corp.                                         77,294
                                                                                                                      --------------
                                                                                                                             245,796
                    ----------------------------------------------------------------------------------------------------------------
                    Household Durables - 1.0%               23,800    Casio Computer Co., Ltd.                               276,751
                                                             4,300    Daito Trust Construction Co., Ltd.                     235,907
                                                            38,000    Daiwa House Industry Co., Ltd.                         485,495
                                                            58,000    HASEKO Corp. (b)                                        99,043
                                                            10,800    Makita Corp.                                           451,516
                                                           154,000    Matsushita Electric Industrial Co., Ltd.             3,155,595
                                                            19,200    Pioneer Corp.                                          172,581
                                                           162,000    Sanyo Electric Co., Ltd. (b)                           222,075
                                                            21,000    Sekisui Chemical Co., Ltd.                             140,270
                                                            46,000    Sekisui House Ltd.                                     491,665
                                                            78,000    Sharp Corp.                                          1,391,376
                                                            78,400    Sony Corp.                                           4,271,457
                                                                                                                      --------------
                                                                                                                          11,393,731
                    ----------------------------------------------------------------------------------------------------------------

Master International Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007                (in U.S. dollars)

                                                            Shares
Country             Industry                                  Held    Common Stocks                                        Value
------------------------------------------------------------------------------------------------------------------------------------
                    Household Products - 0.1%               44,000    Kao Corp.                                       $    1,322,770
                                                             2,200    Uni-Charm Corp.                                        138,839
                                                                                                                      --------------
                                                                                                                           1,461,609
                    ----------------------------------------------------------------------------------------------------------------
                    IT Services - 0.1%                       6,700    CSK Holdings Corp.                                     215,930
                                                               700    Itochu Techno-Science Corp.                             23,387
                                                                80    NTT Data Corp.                                         354,332
                                                            11,400    Nomura Research Institute Ltd.                         372,955
                                                               100    Obic Co., Ltd.                                          18,406
                                                               600    Otsuka Shokai Co., Ltd.                                 51,249
                                                             4,900    TIS, Inc.                                               84,265
                                                                                                                      --------------
                                                                                                                           1,120,524
                    ----------------------------------------------------------------------------------------------------------------
                    Independent Power                       11,400    Electric Power Development Co.                         424,108
                    Producers & Energy
                    Traders - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Industrial                              79,000    Hankyu Hanshin Holdings, Inc.                          340,999
                    Conglomerates - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Insurance - 0.4%                         9,000    Aioi Insurance Co., Ltd.                                42,479
                                                            60,100    Millea Holdings, Inc.                                2,017,705
                                                           104,000    Mitsui Sumitomo Insurance Co., Ltd.                  1,006,943
                                                            18,000    Nipponkoa Insurance Co., Ltd.                          163,420
                                                            59,800    Sompo Japan Insurance, Inc.                            536,270
                                                                56    Sony Financial Holdings, Inc. (b)                      214,045
                                                            17,050    T&D Holdings, Inc.                                     867,527
                                                                                                                      --------------
                                                                                                                           4,848,389
                    ----------------------------------------------------------------------------------------------------------------
                    Internet & Catalog                         645    Rakuten, Inc. (b)                                      314,821
                    Retail - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Internet Software                           27    Access Co. Ltd. (b)                                    121,618
                    & Service - 0.1%                           167    eAccess Ltd.                                           103,616
                                                             1,047    Yahoo! Japan Corp.                                     466,908
                                                                                                                      --------------
                                                                                                                             692,142
                    ----------------------------------------------------------------------------------------------------------------
                    Leisure Equipment                       11,900    Namco Bandai Holdings, Inc.                            184,600
                    & Products - 0.2%                       26,000    Nikon Corp.                                            884,476
                                                             6,200    Sankyo Co., Ltd. (Gunma)                               286,458
                                                            20,832    Sega Sammy Holdings, Inc.                              257,985
                                                             3,200    Shimano, Inc.                                          115,057
                                                            10,100    Yamaha Corp.                                           230,446
                                                                                                                      --------------
                                                                                                                           1,959,022
                    ----------------------------------------------------------------------------------------------------------------
                    Machinery - 0.9%                        21,000    Amada Co., Ltd.                                        182,145
                                                             8,500    Daifuku Co., Ltd.                                      119,819
                                                            53,000    Ebara Corp.                                            179,914
                                                            16,000    Fanuc Ltd.                                           1,551,170
                                                             3,000    GLORY Ltd.                                              68,938
                                                             5,000    Hino Motors Ltd.                                        32,315

Master International Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007                (in U.S. dollars)

                                                            Shares
Country             Industry                                  Held    Common Stocks                                        Value
------------------------------------------------------------------------------------------------------------------------------------
                                                            10,500    Hitachi Construction Machinery Co., Ltd.        $      311,692
                                                            79,000    IHI Corp.                                              163,120
                                                             9,600    JTEKT Corp.                                            171,578
                                                            28,000    The Japan Steel Works, Ltd.                            406,013
                                                           111,000    Kawasaki Heavy Industries Ltd.                         324,753
                                                            72,000    Komatsu Ltd.                                         1,930,980
                                                            98,000    Kubota Corp.                                           659,494
                                                            11,600    Kurita Water Industries Ltd.                           349,877
                                                            31,000    Minebea Co., Ltd.                                      198,603
                                                           264,200    Mitsubishi Heavy Industries Ltd.                     1,122,675
                                                            71,000    Mitsui Engineering & Shipbuilding Co., Ltd.            272,806
                                                            24,000    NGK Insulators Ltd.                                    643,471
                                                            24,000    NSK Ltd.                                               246,010
                                                            21,000    NTN Corp.                                              182,050
                                                            19,000    OKUMA Corp.                                            201,070
                                                               900    OSG Corp.                                                9,775
                                                             3,900    SMC Corp.                                              463,958
                                                            41,000    Sumitomo Heavy Industries Ltd.                         373,821
                                                             6,000    THK Co., Ltd.                                          121,269
                                                                                                                      --------------
                                                                                                                          10,287,316
                    ----------------------------------------------------------------------------------------------------------------
                    Marine - 0.2%                           45,000    Kawasaki Kisen Kaisha Ltd.                             436,856
                                                            83,000    Mitsui OSK Lines Ltd.                                1,049,311
                                                            97,000    Nippon Yusen Kabushiki Kaisha                          764,165
                                                                                                                      --------------
                                                                                                                           2,250,332
                    ----------------------------------------------------------------------------------------------------------------
                    Media - 0.1%                               600    Asatsu-DK, Inc.                                         16,707
                                                               117    Dentsu, Inc.                                           307,779
                                                                58    Fuji Television Network, Inc.                           95,381
                                                               600    Hakuhodo DY Holdings, Inc.                              33,416
                                                                52    Jupiter Telecommunications Co., Ltd. (b)                43,749
                                                             4,700    Toho Co., Ltd.                                         104,992
                                                             3,700    Tokyo Broadcasting System, Inc.                         79,267
                                                                                                                      --------------
                                                                                                                             681,291
                    ----------------------------------------------------------------------------------------------------------------
                    Metals & Mining - 0.8%                  26,000    DAIDO STEEL CO., LTD.                                  193,747
                                                            17,000    Dowa Mining Co., Ltd.                                  118,065
                                                            45,800    JFE Holdings, Inc.                                   2,296,604
                                                           233,000    Kobe Steel Ltd.                                        751,158
                                                           103,000    Mitsubishi Materials Corp.                             434,924
                                                            68,000    Mitsui Mining & Smelting Co., Ltd.                     270,660
                                                            63,800    Nippon Light Metal Co., Ltd.                           110,477
                                                           450,000    Nippon Steel Corp.                                   2,754,423
                                                            47,000    Nisshin Steel Co., Ltd.                                162,392
                                                             1,600    Osaka Titanium Technologies Co.                        117,098
                                                           320,000    Sumitomo Metal Industries Ltd.                       1,463,345
                                                            41,000    Sumitomo Metal Mining Co., Ltd.                        693,167
                                                               800    Toho Titanium Co. Ltd.                                  23,726
                                                             7,500    Tokyo Steel Manufacturing Co., Ltd.                     82,930
                                                             1,700    Yamato Kogyo Co Ltd                                     68,828
                                                                                                                      --------------
                                                                                                                           9,541,544
                    ----------------------------------------------------------------------------------------------------------------

Master International Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007                (in U.S. dollars)

                                                            Shares
Country             Industry                                  Held    Common Stocks                                        Value
------------------------------------------------------------------------------------------------------------------------------------
                    Multiline Retail - 0.1%                  6,000    H20 Retailing Corp.                             $       46,656
                                                            21,400    Isetan Co., Ltd.                                       288,270
                                                            24,600    J Front Retailing Co. Ltd. (b)                         217,341
                                                            30,600    Marui Group Co. Ltd.                                   301,929
                                                            48,000    Mitsukoshi Ltd.                                        217,140
                                                             2,000    Ryohin Keikaku Co., Ltd.                               120,057
                                                            30,000    Takashimaya Co., Ltd.                                  361,530
                                                                                                                      --------------
                                                                                                                           1,552,923
                    ----------------------------------------------------------------------------------------------------------------
                    Office Electronics - 0.5%                3,400    Brother Industries Ltd.                                 43,772
                                                            83,500    Canon, Inc.                                          3,821,510
                                                            42,500    Konica Minolta Holdings, Inc.                          745,068
                                                            58,000    Ricoh Co., Ltd.                                      1,058,868
                                                                                                                      --------------
                                                                                                                           5,669,218
                    ----------------------------------------------------------------------------------------------------------------
                    Oil, Gas & Consumable                   24,000    Cosmo Oil Co., Ltd.                                     88,713
                    Fuels - 0.3%                             1,000    Idemitsu Kosan Co. Ltd.                                105,325
                                                                58    Inpex Holdings, Inc.                                   629,449
                                                             3,200    Japan Petrolleum Explora                               232,836
                                                            77,500    Nippon Mining Holdings, Inc.                           491,551
                                                           109,000    Nippon Oil Corp.                                       881,197
                                                            22,800    Showa Shell Sekiyu KK                                  251,693
                                                            14,000    TonenGeneral Sekiyu KK                                 137,663
                                                                                                                      --------------
                                                                                                                           2,818,427
                    ----------------------------------------------------------------------------------------------------------------
                    Paper & Forest                              97    Nippon Paper Group, Inc.                               292,192
                    Products - 0.0%                         49,000    OJI Paper Co., Ltd.                                    240,737
                                                                                                                      --------------
                                                                                                                             532,929
                    ----------------------------------------------------------------------------------------------------------------
                    Personal Products - 0.1%                 6,200    Aderans Co., Ltd.                                       97,521
                                                            25,000    Shiseido Co., Ltd.                                     589,939
                                                                                                                      --------------
                                                                                                                             687,460
                    ----------------------------------------------------------------------------------------------------------------
                    Pharmaceuticals - 0.9%                  40,600    Astellas Pharma, Inc.                                1,760,847
                                                            22,100    Chugai Pharmaceutical Co., Ltd.                        316,070
                                                            56,200    Daiichi Sankyo Co. Ltd.                              1,729,212
                                                            21,900    Eisai Co., Ltd.                                        857,118
                                                            33,000    Kyowa Hakko Kogyo Co., Ltd.                            352,442
                                                            13,000    Mitsubishi Tanabe Pharma Corp.                         120,760
                                                             2,000    Ono Pharmacecutical Co. Ltd.                            92,288
                                                             5,000    Santen Pharmaceutical Co., Ltd.                        122,408
                                                            27,000    Shionogi & Co., Ltd.                                   478,685
                                                             7,000    Taisho Pharmaceutical Co., Ltd.                        134,707
                                                            67,100    Takeda Pharmaceutical Co., Ltd.                      3,920,039
                                                                                                                      --------------
                                                                                                                           9,884,576
                    ----------------------------------------------------------------------------------------------------------------
                    Real Estate Investment                      70    Japan Prime Realty Investment Corp.                    279,969
                    Trusts (REITs) - 0.2%                       38    Japan Real Estate Investment Corp.                     471,617
                                                                42    Japan Retail Fund Investment Corp.                     297,829
                                                                43    Nippon Building Fund, Inc.                             600,487
                                                                21    Nomura Real Estate Office Fund, Inc.                   197,618
                                                                                                                      --------------
                                                                                                                           1,847,520
                    ----------------------------------------------------------------------------------------------------------------

Master International Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007                (in U.S. dollars)

                                                            Shares
Country             Industry                                  Held    Common Stocks                                        Value
------------------------------------------------------------------------------------------------------------------------------------
                    Real Estate Management &                 2,100    Aeon Mall Co. Ltd.                              $       55,111
                    Development - 0.5%                          82    KK DaVinci Advisors (b)                                 71,041
                                                             8,100    Leopalace21 Corp.                                      217,629
                                                            95,000    Mitsubishi Estate Co., Ltd.                          2,263,370
                                                            64,000    Mitsui Fudosan Co., Ltd.                             1,380,253
                                                                51    NTT Urban Development Co.                               81,647
                                                               600    Nomura Real Estate Holdings, Inc.                       14,376
                                                            28,000    Sumitomo Realty & Development Co., Ltd.                684,770
                                                            29,000    Tokyo Tatemono Co., Ltd.                               272,007
                                                            28,000    Tokyu Land Corp.                                       239,577
                                                             9,400    Urban Corp.                                            124,061
                                                                                                                      --------------
                                                                                                                           5,403,842
                    ----------------------------------------------------------------------------------------------------------------
                    Road & Rail - 0.6%                         124    Central Japan Railway Co.                            1,054,004
                                                               266    East Japan Railway Co.                               2,187,992
                                                            19,000    Keihin Electric Express Railway Co., Ltd.              116,554
                                                            31,000    Keio Electric Railway Co., Ltd.                        187,743
                                                            33,000    Keisei Electric Railway Co., Ltd.                      176,048
                                                           100,000    Kintetsu Corp.                                         310,088
                                                            72,000    Nippon Express Co., Ltd.                               367,352
                                                            36,000    Odakyu Electric Railway Co., Ltd.                      229,024
                                                            13,000    Seino Holdings Corp.                                    87,474
                                                            50,000    Tobu Railway Co., Ltd.                                 232,796
                                                           100,000    Tokyu Corp.                                            652,869
                                                               152    West Japan Railway Co.                                 754,039
                                                                                                                      --------------
                                                                                                                           6,355,983
                    ----------------------------------------------------------------------------------------------------------------
                    Semiconductors &                        12,500    Advantest Corp.                                        353,445
                    Semiconductor                            6,000    Elpida Memory, Inc. (b)                                205,139
                    Equipment - 0.2%                         1,300    NEC Electronics Corp. (b)                               30,808
                                                             7,600    Rohm Co., Ltd.                                         659,350
                                                            17,000    Sanken Electric Co., Ltd.                               90,386
                                                             2,300    Shinko Electric Industries                              46,417
                                                             7,600    Sumco Corp.                                            216,165
                                                            12,700    Tokyo Electron Ltd.                                    771,799
                                                             3,900    Tokyo Seimitsu Co. Ltd.                                 94,602
                                                                                                                      --------------
                                                                                                                           2,468,111
                    ----------------------------------------------------------------------------------------------------------------
                    Software - 0.5%                          4,900    Fuji Soft, Inc.                                         77,199
                                                             5,000    Konami Corp.                                           163,993
                                                             7,900    Nintendo Co., Ltd.                                   4,638,501
                                                               900    Oracle Corp. Japan                                      39,516
                                                             1,500    Square Enix Co. Ltd.                                    45,667
                                                             9,500    Trend Micro, Inc.                                      337,902
                                                                                                                      --------------
                                                                                                                           5,302,778
                    ----------------------------------------------------------------------------------------------------------------
                    Specialty Retail - 0.1%                  2,600    Aoyama Trading Co., Ltd.                                67,336
                                                             3,900    Autobacs Seven Co., Ltd.                                78,572
                                                               200    EDION Corp.                                              2,140

Master International Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007                (in U.S. dollars)

                                                            Shares
Country             Industry                                  Held    Common Stocks                                        Value
------------------------------------------------------------------------------------------------------------------------------------
                                                             3,300    Fast Retailing Co., Ltd.                        $      236,028
                                                             1,200    Nitori Co., Ltd.                                        57,510
                                                             4,800    Shimachu Co., Ltd.                                     135,236
                                                               800    Shimamura Co., Ltd.                                     67,644
                                                               680    USS Co., Ltd.                                           42,231
                                                             7,580    Yamada Denki Co., Ltd.                                 855,064
                                                                                                                      --------------
                                                                                                                           1,541,761
                    ----------------------------------------------------------------------------------------------------------------
                    Textiles, Apparel &                     13,000    Asics Corp.                                            186,240
                    Luxury Goods - 0.1%                     22,000    Gunze Ltd.                                              96,231
                                                            14,000    Nisshinbo Industries, Inc.                             170,708
                                                             7,000    Onward Holdings Co. Ltd.                                71,611
                                                            11,000    Wacoal  Holdings Corp.                                 143,406
                                                                                                                      --------------
                                                                                                                             668,196
                    ----------------------------------------------------------------------------------------------------------------
                    Tobacco - 0.2%                             362    Japan Tobacco, Inc.                                  2,140,414
                    ----------------------------------------------------------------------------------------------------------------
                    Trading Companies &                      1,400    Hitachi High-Technologies Corp.                         30,396
                    Distributors - 0.9%                    128,000    Itochu Corp.                                         1,235,154
                                                           123,000    Marubeni Corp.                                         861,862
                                                           105,900    Mitsubishi Corp.                                     2,866,150
                                                           133,000    Mitsui & Co., Ltd.                                   2,777,391
                                                            94,100    Sojitz Corp.                                           335,607
                                                            83,300    Sumitomo Corp.                                       1,165,482
                                                            13,900    Toyota Tsusho Corp.                                    374,788
                                                                                                                      --------------
                                                                                                                           9,646,830
                    ----------------------------------------------------------------------------------------------------------------
                    Transportation                           8,000    Kamigumi Co., Ltd.                                      57,731
                    Infrastructure - 0.0%                    7,000    Mitsubishi Logistics Corp.                              78,074
                                                                                                                      --------------
                                                                                                                             135,805
                    ----------------------------------------------------------------------------------------------------------------
                    Wireless                                   191    KDDI Corp.                                           1,413,223
                    Telecommunication                        1,256    NTT DoCoMo, Inc.                                     2,067,765
                    Services - 0.4%                         56,600    Softbank Corp.                                       1,160,852
                                                                                                                      --------------
                                                                                                                           4,641,840
                    ----------------------------------------------------------------------------------------------------------------
                                                                      Total Common Stocks in Japan                       215,107,421
------------------------------------------------------------------------------------------------------------------------------------
Luxembourg - 0.0%   Media - 0.0%                             8,368    SES Global                                             219,878
                    ----------------------------------------------------------------------------------------------------------------
                    Personal Products - 0.0%                 1,783    Oriflame Cosmetics SA                                  113,499
                    ----------------------------------------------------------------------------------------------------------------
                                                                      Total Common Stocks in Luxembourg                      333,377
------------------------------------------------------------------------------------------------------------------------------------
Netherlands - 2.7%  Air Freight &                           31,802    TNT NV                                               1,319,460
                    Logistics - 0.1%
                    ----------------------------------------------------------------------------------------------------------------
                    Beverages - 0.1%                         2,755    Heineken Holding NV                                    156,356
                                                            19,518    Heineken NV                                          1,260,527
                                                                                                                      --------------
                                                                                                                           1,416,883
                    ----------------------------------------------------------------------------------------------------------------
                    Chemicals - 0.2%                        21,375    Akzo Nobel NV                                        1,720,734
                                                            11,618    Koninklijke DSM NV                                     548,898
                                                                                                                      --------------
                                                                                                                           2,269,632
                    ----------------------------------------------------------------------------------------------------------------
                    Commercial Services                      5,832    Corporate Express NV                                    45,383
                    & Supplies - 0.1%                        3,129    Randstad Holdings NV                                   122,285
                                                            17,976    Vedior NV                                              457,536
                                                                                                                      --------------
                                                                                                                             625,204
                    ----------------------------------------------------------------------------------------------------------------

Master International Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007                (in U.S. dollars)

                                                            Shares
Country             Industry                                  Held    Common Stocks                                        Value
------------------------------------------------------------------------------------------------------------------------------------
                    Diversified Financial                  143,436    ING Groep NV CVA                                $    5,589,044
                    Services - 0.5%
                    ----------------------------------------------------------------------------------------------------------------
                    Diversified                            149,896    Koninklijke KPN NV                                   2,730,899
                    Telecommunication
                    Services - 0.2%
                    ----------------------------------------------------------------------------------------------------------------
                    Energy Equipment                         3,390    Fugro NV                                               261,820
                    & Services - 0.1%                       13,640    SBM Offshore NV                                        430,042
                                                                                                                      --------------
                                                                                                                             691,862
                    ----------------------------------------------------------------------------------------------------------------
                    Food & Staples                         102,772    Koninklijke Ahold NV (b)                             1,423,275
                    Retailing - 0.1%
                    ----------------------------------------------------------------------------------------------------------------
                    Food Products - 0.4%                   131,620    Unilever NV                                          4,835,823
                    ----------------------------------------------------------------------------------------------------------------
                    Household Durables - 0.0%                3,423    TomTom NV (b)                                          258,528
                    ----------------------------------------------------------------------------------------------------------------
                    Industrial                              86,666    Koninklijke Philips Electronics NV (b)               3,713,662
                    Conglomerates - 0.4%
                    ----------------------------------------------------------------------------------------------------------------
                    Insurance - 0.2%                       112,170    Aegon NV                                             1,978,494
                    ----------------------------------------------------------------------------------------------------------------
                    Media - 0.2%                            57,466    Reed Elsevier NV                                     1,140,434
                                                            23,059    Wolters Kluwer NV                                      758,537
                                                                                                                      --------------
                                                                                                                           1,898,971
                    ----------------------------------------------------------------------------------------------------------------
                    Office Electronics - 0.0%                  283    OCE NV                                                   5,107
                    ----------------------------------------------------------------------------------------------------------------
                    Real Estate Investment                   1,928    Corio NV                                               155,971
                    Trusts (REITs) - 0.0%                    1,694    Wereldhave NV                                          184,733
                                                                                                                      --------------
                                                                                                                             340,704
                    ----------------------------------------------------------------------------------------------------------------
                    Semiconductors &                        32,754    ASML Holding NV (b)                                  1,034,171
                    Semiconductor
                    Equipment - 0.1%
                    ----------------------------------------------------------------------------------------------------------------
                    Trading Companies &                     32,722    Hagemeyer NV                                           223,820
                    Distributors - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                                                                      Total Common Stocks in the Netherlands              30,355,539
------------------------------------------------------------------------------------------------------------------------------------
New Zealand - 0.1%  Construction Materials - 0.0%           32,024    Fletcher Building Ltd.                                 282,575
                    ----------------------------------------------------------------------------------------------------------------
                    Diversified                            145,114    Telecom Corp. of New Zealand Ltd.                      484,759
                    Telecommunication
                    Services - 0.1%
                    ----------------------------------------------------------------------------------------------------------------
                    Electric Utilities - 0.0%               20,226    Contact Energy Ltd.                                    128,035
                    ----------------------------------------------------------------------------------------------------------------
                    Health Care Equipment &                 41,926    Fisher & Paykel Healthcare Corp.                       112,320
                    Supplies - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Hotels, Restaurants                     29,721    Sky City Ltd.                                          105,005
                    & Leisure - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Household Durables - 0.0%               27,665    Fisher & Paykel Appliances Holdings Ltd.                72,872
                    ----------------------------------------------------------------------------------------------------------------
                    Media - 0.0%                               241    Sky Network Television Ltd.                              1,110
                    ----------------------------------------------------------------------------------------------------------------
                    Real Estate Investment                  12,534    Kiwi Income Property Trust                              12,886
                    Trusts (REITs) - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Transportation                          58,991    Auckland International Airport Ltd.                    131,537
                    Infrastructure - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                                                                      Total Common Stocks in New Zealand                   1,331,099
------------------------------------------------------------------------------------------------------------------------------------
Norway - 1.0%       Chemicals - 0.1%                        13,800    Yara International ASA                                 634,620
                    ----------------------------------------------------------------------------------------------------------------
                    Commercial Banks - 0.1%                 57,999    DnB NOR ASA                                            882,280
                    ----------------------------------------------------------------------------------------------------------------

Master International Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007                (in U.S. dollars)

                                                            Shares
Country             Industry                                  Held    Common Stocks                                        Value
------------------------------------------------------------------------------------------------------------------------------------
                    Commercial Services                     15,929    Tomra Systems ASA                               $      112,130
                    & Supplies - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Communications                           4,141    Tandberg ASA                                            85,502
                    Equipment - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Diversified                             42,395    Telenor ASA                                          1,005,990
                    Telecommunication                        8,033    Telenor ASA (a)                                        575,862
                    Services - 0.2%                                                                                   --------------
                                                                                                                           1,581,852
                    ----------------------------------------------------------------------------------------------------------------
                    Electrical Equipment - 0.1%             13,685    Renewable Energy Corp. AS (b)                          686,420
                    ----------------------------------------------------------------------------------------------------------------
                    Energy Equipment                        13,390    Acergy SA                                              294,591
                    & Services - 0.1%                       12,991    Aker Kvaerner ASA                                      342,865
                                                            14,865    Ocean RIG ASA (b)                                      107,836
                                                            11,223    Petroleum Geo-Services ASA (b)                         323,190
                                                             9,094    ProSafe ASA                                            157,331
                                                             5,442    TGS Nopec Geophysical Co. ASA (b)                       74,187
                                                                                                                      --------------
                                                                                                                           1,300,000
                    ----------------------------------------------------------------------------------------------------------------
                    Food Products - 0.0%                   312,427    Marine Harvest (b)                                     199,224
                    ----------------------------------------------------------------------------------------------------------------
                    Industrial                              65,821    Orkla ASA                                            1,260,265
                    Conglomerates - 0.1%
                    ----------------------------------------------------------------------------------------------------------------
                    Insurance - 0.0%                        32,487    Storebrand ASA                                         337,034
                    ----------------------------------------------------------------------------------------------------------------
                    Marine - 0.0%                              400    Stolt-Nielsen SA                                        12,135
                    ----------------------------------------------------------------------------------------------------------------
                    Media - 0.0%                             3,218    Schibsted ASA                                          138,902
                    ----------------------------------------------------------------------------------------------------------------
                    Metals & Mining - 0.1%                  56,828    Norsk Hydro ASA                                        809,168
                    ----------------------------------------------------------------------------------------------------------------
                    Oil, Gas & Consumable                   70,332    DNO International ASA (b)                              129,133
                    Fuels - 0.3%                             1,944    Frontline Ltd.                                          92,772
                                                           101,844    Statoilhydro ASA                                     3,141,969
                                                                                                                      --------------
                                                                                                                           3,363,874
                   ----------------------------------------------------------------------------------------------------------------
                                                                      Total Common Stocks in Norway                       11,403,406
------------------------------------------------------------------------------------------------------------------------------------
Portugal - 0.4%     Commercial Banks - 0.1%                 23,822    Banco BPI SA                                           185,647
                                                           163,650    Banco Comercial Portugues SA Registered Shares         697,538
                                                            13,508    Banco Espirito Santo SA Registered Shares              295,730
                                                                                                                      --------------
                                                                                                                           1,178,915
                    ----------------------------------------------------------------------------------------------------------------
                    Construction Materials - 0.0%           13,841    Cimpor Cimentos de Portugal SA                         120,936
                    ----------------------------------------------------------------------------------------------------------------
                    Diversified                             60,384    Portugal Telecom SGPS SA Registered Shares             792,003
                    Telecommunication
                    Services - 0.1%
                    ----------------------------------------------------------------------------------------------------------------
                    Electric Utilities - 0.1%              159,158    Energias de Portugal SA                              1,043,026
                    ----------------------------------------------------------------------------------------------------------------
                    Food & Staples                          18,295    Jeronimo Martins SGPS SA                               145,351
                    Retailing - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Industrial                              96,264    Sonae SGPS SA                                          277,449
                    Conglomerates - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Media - 0.1%                            23,393    PT Multimedia Servicos de Telecomunicacoes e
                                                                        Multimedia SGPS SA                                   325,919
                    ----------------------------------------------------------------------------------------------------------------
                    Paper & Forest                           9,059    Sonae Industria SGPS SA (b)                             87,272
                    Products - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Transportation                          17,438    Brisa-Auto Estradas de Portugal SA Private
                    Infrastructure - 0.0%                               Shares                                               255,805
                    ----------------------------------------------------------------------------------------------------------------
                                                                      Total Common Stocks in Portugal                      4,226,676
-----------------------------------------------------------------------------------------------------------------------------------

Master International Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007                (in U.S. dollars)

                                                            Shares
Country             Industry                                  Held    Common Stocks                                        Value
- ----------------------------------------------------------------------------------------------------------------------------------
Singapore - 1.1%    Aerospace & Defense - 0.0%              82,213    Singapore Technologies Engineering Ltd.         $      212,043
                    ----------------------------------------------------------------------------------------------------------------
                    Air Freight & Logistics - 0.0%         127,954    Singapore Post Ltd.                                     98,765
                    ----------------------------------------------------------------------------------------------------------------
                    Airlines - 0.0%                         36,009    Singapore Airlines Ltd.                                432,584
                    ----------------------------------------------------------------------------------------------------------------
                    Commercial Banks - 0.4%                 93,605    DBS Group Holdings Ltd.                              1,328,534
                                                           214,914    Oversea-Chinese Banking Corp.                        1,224,903
                                                            95,572    United Overseas Bank Ltd.                            1,308,890
                                                                                                                      --------------
                                                                                                                           3,862,327
                    ----------------------------------------------------------------------------------------------------------------
                    Distributors - 0.0%                      4,529    Jardine Cycle & Carriage Ltd.                           67,626
                    ----------------------------------------------------------------------------------------------------------------
                    Diversified Financial                   69,000    Singapore Exchange Ltd.                                632,077
                    Services - 0.1%
                    ----------------------------------------------------------------------------------------------------------------
                    Diversified                            651,132    Singapore Telecommunications Ltd.                    1,791,440
                    Telecommunication
                    Services - 0.2%
                    ----------------------------------------------------------------------------------------------------------------
                    Electronic Equipment &                   7,000    Venture Corp. Ltd.                                      61,394
                    Instruments - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Food & Staples                          16,000    Olam International Ltd.                                 31,474
                    Retailing - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Food Products - 0.0%                    11,273    Wilmar International Ltd.                               41,890
                    ----------------------------------------------------------------------------------------------------------------
                    Health Care Providers &                 79,800    Parkway Holdings Ltd.                                  216,861
                    Services - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Hotels, Restaurants                     52,238    Genting International PLC (b)                           24,659
                    & Leisure - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Industrial                              50,096    Fraser and Neave Ltd.                                  202,949
                    Conglomerates - 0.1%                     1,766    Haw Par Corp. Ltd.                                       8,619
                                                            98,616    Keppel Corp. Ltd.                                      878,735
                                                            44,590    SembCorp Industries Ltd.                               177,226
                                                                                                                      --------------
                                                                                                                           1,267,529
                    ----------------------------------------------------------------------------------------------------------------
                    Machinery - 0.0%                       100,197    SembCorp Marine Ltd.                                   277,175
                    ----------------------------------------------------------------------------------------------------------------
                    Marine - 0.0%                           76,002    Cosco Corp. (Singapore) Ltd.                           300,050
                                                             5,200    Neptune Orient Lines Ltd.                               13,979
                                                                                                                      --------------
                                                                                                                             314,029
                    ----------------------------------------------------------------------------------------------------------------
                    Media - 0.1%                           133,316    Singapore Press Holdings Ltd.                          413,920
                    ----------------------------------------------------------------------------------------------------------------
                    Oil, Gas & Consumable                   16,194    Singapore Petroleum Co. Ltd.                            84,542
                    Fuels - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Real Estate Investment                 125,152    Ascendas Real Estate Investment Trust                  211,872
                    Trusts (REITs) - 0.0%                   12,000    Capita Commercial Trust                                 20,117
                                                            51,000    CapitaMall Trust                                       120,926
                                                                                                                      --------------
                                                                                                                             352,915
                    ----------------------------------------------------------------------------------------------------------------
                    Real Estate Management &               147,000    Allgreen Properties Ltd.                               149,774
                    Development - 0.2%                     135,833    CapitaLand Ltd.                                        584,408
                                                            49,535    City Developments Ltd.                                 482,412
                                                            42,182    Keppel Land Ltd.                                       211,055
                                                             7,457    UOL Group Ltd.                                          23,136
                                                            57,110    Wing Tai Holdings Ltd.                                 105,610
                                                                                                                      --------------
                                                                                                                           1,556,395
                    ----------------------------------------------------------------------------------------------------------------

Master International Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007                (in U.S. dollars)

                                                            Shares
Country             Industry                                  Held    Common Stocks                                        Value
- ----------------------------------------------------------------------------------------------------------------------------------
                    Road & Rail - 0.0%                      95,816    ComfortDelgro Corp. Ltd.                        $      120,414
                    ----------------------------------------------------------------------------------------------------------------
                    Semiconductors &                         1,000    Chartered Semiconductor Manufacturing Ltd. (b)             663
                    Semiconductor
                    Equipment - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Trading Companies &                     54,100    Noble Group Ltd.                                        90,005
                    Distributors - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                                                                      Total Common Stocks in Singapore                    11,950,727
- ----------------------------------------------------------------------------------------------------------------------------------
South               Paper & Forest                               1    Mondi Ltd. (a)                                               8
Africa - 0.0%       Products - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                                                                      Total Common Stocks in South Africa                          8
- ----------------------------------------------------------------------------------------------------------------------------------
Spain - 4.0%        Airlines - 0.0%                         53,218    Iberia Lineas Aereas de Espana                         231,038
                    ----------------------------------------------------------------------------------------------------------------
                    Biotechnology - 0.0%                    14,047    Zeltia SA                                              123,674
                    ----------------------------------------------------------------------------------------------------------------
                    Commercial Banks - 1.7%                285,794    Banco Bilbao Vizcaya Argentaria SA                   6,957,420
                                                            64,720    Banco Popular Espanol SA                             1,103,077
                                                           480,675    Banco Santander SA                                  10,381,617
                                                            31,092    Banco de Sabadell SA                                   336,289
                                                             6,140    Bankinter SA                                           112,132
                                                                                                                      --------------
                                                                                                                          18,890,535
                    ----------------------------------------------------------------------------------------------------------------
                    Construction                            16,756    ACS Actividades de Construccion y
                    & Engineering - 0.2%                              Servicios, SA                                          992,334
                                                             2,030    Acciona SA                                             639,594
                                                             4,587    Fomento de Construcciones y Contratas SA               342,720
                                                             4,971    Grupo Ferrovial SA                                     347,564
                                                             6,344    Sacyr Vallehermoso SA                                  244,208
                                                                                                                      --------------
                                                                                                                           2,566,420
                    ----------------------------------------------------------------------------------------------------------------
                    Diversified                            329,719    Telefonica SA                                       10,688,282
                    Telecommunication
                    Services - 0.9%
                    ----------------------------------------------------------------------------------------------------------------
                    Electric Utilities - 0.5%               69,345    Iberdrola Renovables (b)                               572,831
                                                           282,940    Iberdrola SA                                         4,290,525
                                                               518    Iberdrola SA (a)                                        31,505
                                                             7,061    Red Electrica de Espana                                445,769
                                                             9,776    Union Fenosa SA                                        659,914
                                                                                                                      --------------
                                                                                                                           6,000,544
                    ----------------------------------------------------------------------------------------------------------------
                    Electrical Equipment - 0.1%             15,284    Gamesa Corp. Tecnologica SA                            707,200
                    ----------------------------------------------------------------------------------------------------------------
                    Gas Utilities - 0.1%                    10,537    Gas Natural SDG SA                                     615,083
                    ----------------------------------------------------------------------------------------------------------------
                    IT Services - 0.0%                      11,926    Indra Sistemas SA                                      323,430
                    ----------------------------------------------------------------------------------------------------------------
                    Insurance - 0.0%                        42,475    Corp. Mapfre SA                                        186,355
                    ----------------------------------------------------------------------------------------------------------------
                    Machinery - 0.0%                         6,638    Zardoya Otis SA                                        186,332
                    ----------------------------------------------------------------------------------------------------------------
                    Media - 0.0%                             8,518    Antena 3 de Television SA                              130,074
                                                            11,454    Gestevision Telecinco SA                               291,163
                                                               673    Promotora de Informaciones SA                           12,507
                                                             1,844    Sogecable SA (b)                                        73,654
                                                                                                                      --------------
                                                                                                                             507,398
                    ----------------------------------------------------------------------------------------------------------------
                    Metals & Mining - 0.0%                  15,326    Acerinox SA                                            375,404
                    ----------------------------------------------------------------------------------------------------------------
                    Oil, Gas & Consumable                   58,862    Repsol YPF SA                                        2,099,797
                    Fuels - 0.2%
                    ----------------------------------------------------------------------------------------------------------------
                    Specialty Retail - 0.1%                 17,098    Inditex SA                                           1,034,600
                    ----------------------------------------------------------------------------------------------------------------

Master International Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007                (in U.S. dollars)

                                                            Shares
Country             Industry                                  Held    Common Stocks                                        Value
- ----------------------------------------------------------------------------------------------------------------------------------
                    Tobacco - 0.1%                          21,546    Altadis SA                                      $    1,563,362
                    ----------------------------------------------------------------------------------------------------------------
                    Transportation                          17,370    Abertis Infraestructuras SA                            554,450
                    Infrastructure - 0.1%                   23,413    Cintra Concesiones de Infraestructuras
                                                                        de Transporte SA                                     351,645
                                                                                                                      --------------
                                                                                                                             906,095
                    ----------------------------------------------------------------------------------------------------------------
                    Water Utilities - 0.0%                   3,245    Sociedad General de Aguas de
                                                                        Barcelona SA Class A                                 130,509
                    ----------------------------------------------------------------------------------------------------------------
                                                                      Total Common Stocks in Spain                        47,136,058
- ----------------------------------------------------------------------------------------------------------------------------------
Sweden - 2.2%       Airlines - 0.0%                          4,009    SAS AB (b)                                              51,200
                    ----------------------------------------------------------------------------------------------------------------
                    Building Products - 0.1%                28,977    Assa Abloy AB Series B                                 581,096
                    ----------------------------------------------------------------------------------------------------------------
                    Capital Markets - 0.0%                   6,238    D Carnegie AB                                          120,861
                    ----------------------------------------------------------------------------------------------------------------
                    Commercial Banks - 0.5%                 11,100    ForeningsSparbanken AB                                 312,372
                                                           167,551    Nordea Bank AB                                       2,807,971
                                                            34,153    Skandinaviska Enskilda Banken AB Class A               871,857
                                                            40,412    Svenska Handelsbanken Class A                        1,291,821
                                                                                                                      --------------
                                                                                                                           5,284,021
                    ----------------------------------------------------------------------------------------------------------------
                    Commercial Services                     24,648    Securitas AB                                           342,790
                    & Supplies - 0.0%                       23,048    Securitas Systems AB                                    81,420
                                                                                                                      --------------
                                                                                                                             424,210
                    ----------------------------------------------------------------------------------------------------------------
                    Communications                       1,164,446    Telefonaktiebolaget LM Ericsson                      2,725,477
                    Equipment - 0.2%
                    ----------------------------------------------------------------------------------------------------------------
                    Construction                            29,605    Skanska AB Class B                                     554,055
                    & Engineering - 0.1%
                    ----------------------------------------------------------------------------------------------------------------
                    Diversified Consumer                    23,048    Securitas Direct AB (b)                                 92,885
                    Services - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Diversified Financial                   13,800    Investor AB                                            312,371
                    Services - 0.0%                          4,910    OMX AB                                                 199,315
                                                                                                                      --------------
                                                                                                                             511,686
                    ----------------------------------------------------------------------------------------------------------------
                    Diversified                             22,466    Tele2 AB                                               447,089
                    Telecommunication                      175,201    TeliaSonera AB                                       1,636,829
                    Services - 0.2%                                                                                   --------------
                                                                                                                           2,083,918
                    ----------------------------------------------------------------------------------------------------------------
                    Food & Staples                              20    Axfood AB                                                  803
                    Retailing - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Health Care Equipment &                  7,749    Elekta AB                                              128,876
                    Supplies - 0.0%                          9,720    Getinge AB Class B                                     259,862
                                                                                                                      --------------
                                                                                                                             388,738
                    ----------------------------------------------------------------------------------------------------------------
                    Household Durables - 0.1%               19,955    Electrolux AB                                          330,981
                                                            20,861    Husqvarna AB                                           247,097
                                                                                                                      --------------
                                                                                                                             578,078
                    ----------------------------------------------------------------------------------------------------------------
                    Machinery - 0.5%                         7,167    Alfa Laval AB                                          402,423
                                                            26,954    Atlas Copco AB                                         367,358
                                                            52,644    Atlat Copco AB                                         782,464
                                                            30,410    SKB AB                                                 512,576
                                                            74,406    Sandvik AB                                           1,276,009
                                                            30,020    Scania AB                                              712,493
                                                             6,544    Trelleborg AB Class B                                  136,572
                                                            35,571    Volvo AB A Shares                                      591,738
                                                            82,548    Volvo AB B Shares                                    1,381,207
                                                                                                                      --------------
                                                                                                                           6,162,840
- ----------------------------------------------------------------------------------------------------------------------------------

Master International Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007                (in U.S. dollars)

                                                            Shares
Country             Industry                                  Held    Common Stocks                                        Value
- ----------------------------------------------------------------------------------------------------------------------------------
                    Media - 0.0%                            14,690    Eniro AB                                        $      130,530
                                                             2,986    Modern Times Group AB                                  207,221
                                                                                                                      --------------
                                                                                                                             337,751
                    ----------------------------------------------------------------------------------------------------------------
                    Metals & Mining - 0.1%                  22,731    Boliden AB                                             282,727
                                                             2,520    Hoganas AB                                              53,331
                                                            17,900    SSAB Svenskt Stal AB Series A                          483,073
                                                             2,858    SSAB Svenskt Stal AB Series B                           69,663
                                                                                                                      --------------
                                                                                                                             888,794
                    ----------------------------------------------------------------------------------------------------------------
                    Oil, Gas & Consumable                   12,702    Lundin Petroleum AB (b)                                131,973
                    Fuels - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Paper & Forest                           6,721    Billerud AB                                             69,001
                    Products - 0.1%                          1,645    Holmen AB Class B                                       60,875
                                                            44,166    Svenska Cellulosa AB                                   780,008
                                                                                                                      --------------
                                                                                                                             909,884
                    ----------------------------------------------------------------------------------------------------------------
                    Real Estate Management &                 3,889    Castellum AB                                            40,240
                    Development - 0.0%                       3,636    Fabege AB                                               36,976
                                                             4,960    Kungsleden AB                                           54,958
                                                             6,033    Wihlborgs Fastigheter AB                               107,232
                                                                                                                      --------------
                                                                                                                             239,406
                    ----------------------------------------------------------------------------------------------------------------
                    Specialty Retail - 0.2%                 37,155    Hennes & Mauritz AB B Shares                         2,244,370
                                                             4,266    Nobia AB                                                37,661
                                                                                                                      --------------
                                                                                                                           2,282,031
                    ----------------------------------------------------------------------------------------------------------------
                    Tobacco - 0.1%                          24,550    Swedish Match AB                                       584,490
                    ----------------------------------------------------------------------------------------------------------------
                    Wireless                                 2,063    Millicom International Cellular SA (a)(b)              234,663
                    Telecommunication
                    Services - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                                                                      Total Common Stocks in Sweden                       25,168,860
- ----------------------------------------------------------------------------------------------------------------------------------
Switzerland - 6.4%  Auto Components - 0.0%                     234    Rieter Holding AG                                      103,276
                    ----------------------------------------------------------------------------------------------------------------
                    Biotechnology - 0.0%                     6,207    Actelion Ltd. (b)                                      283,542
                    ----------------------------------------------------------------------------------------------------------------
                    Building Products - 0.0%                 3,300    Geberit AG                                             449,515
                    ----------------------------------------------------------------------------------------------------------------
                    Capital Markets - 1.2%                  84,380    Credit Suisse Group                                  5,079,301
                                                             1,327    EFG International AG                                    53,471
                                                             7,393    Julius Baer Holding AG Class B                         606,634
                                                           162,085    UBS AG                                               7,473,367
                                                                                                                      --------------
                                                                                                                          13,212,773
                    ----------------------------------------------------------------------------------------------------------------
                    Chemicals - 0.3%                         6,646    Ciba Specialty Chemicals AG
                                                                        Registered Shares                                    307,310
                                                               621    Givaudan SA                                            599,328
                                                             8,098    Syngenta AG                                          2,054,951
                                                                                                                      --------------
                                                                                                                           2,961,589
                    ----------------------------------------------------------------------------------------------------------------
                    Commercial Services &                   10,739    Adecco SA Registered Shares                            577,275
                    Supplies - 0.1%                            301    SGS SA                                                 358,846
                                                                                                                      --------------
                                                                                                                             936,121
                    ----------------------------------------------------------------------------------------------------------------
                    Computers &                             14,198    Logitech International SA (b)                          518,521
                    Peripherals - 0.1%
                    ----------------------------------------------------------------------------------------------------------------
                    Construction Materials - 0.2%           17,071    Holcim Ltd.                                          1,819,779
                    ----------------------------------------------------------------------------------------------------------------
                    Diversified Financial                      248    Pargesa Holding SA                                      27,703
                    Services - 0.0%
                    ----------------------------------------------------------------------------------------------------------------

Master International Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007                (in U.S. dollars)

                                                            Shares
Country             Industry                                  Held    Common Stocks                                        Value
- ----------------------------------------------------------------------------------------------------------------------------------
                    Diversified                              2,044    Swisscom AG                                     $      797,887
                    Telecommunication
                    Services - 0.1%
                    ----------------------------------------------------------------------------------------------------------------
                    Electrical Equipment - 0.4%            170,320    ABB Ltd.                                             4,910,631
                    ----------------------------------------------------------------------------------------------------------------
                    Electronic Equipment &                   4,444    Kudelski SA                                             87,545
                    Instruments - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Food Products - 1.3%                        39    Lindt & Spruengli AG                                   134,375
                                                            31,297    Nestle SA Registered Shares                         14,371,279
                                                                                                                      --------------
                                                                                                                          14,505,654
                    ----------------------------------------------------------------------------------------------------------------
                    Health Care Equipment &                  1,926    Nobel Biocare Holding AG                               512,933
                    Supplies - 0.1%                          2,994    Sonova Holding AG                                      336,146
                                                               864    Straumann Holding AG Registered Shares                 237,180
                                                             4,117    Synthes, Inc.                                          511,882
                                                                                                                      --------------
                                                                                                                           1,598,141
                    ----------------------------------------------------------------------------------------------------------------
                    Hotels, Restaurants                         83    Kuoni Reisen Holding AG Registered Shares               43,186
                    & Leisure - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Insurance - 0.5%                         2,667    Swiss Life Holding (b)                                 665,527
                                                            27,816    Swiss Reinsurance Co. Registered Shares              1,967,825
                                                            11,736    Zurich Financial Services AG                         3,444,358
                                                                                                                      --------------
                                                                                                                           6,077,710
                    ----------------------------------------------------------------------------------------------------------------
                    Life Sciences Tools                      4,087    Lonza Group AG Registered Shares                       494,286
                    & Services - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Machinery - 0.1%                         2,369    Schindler Holding AG                                   152,022
                                                               282    Sulzer AG                                              414,697
                                                                                                                      --------------
                                                                                                                             566,719
                    ----------------------------------------------------------------------------------------------------------------
                    Marine - 0.0%                            3,237    Kuehne & Nagel International AG                        310,820
                    ----------------------------------------------------------------------------------------------------------------
                    Pharmaceuticals - 1.7%                 183,604    Novartis AG Registered Shares                       10,040,813
                                                            55,612    Roche Holding AG                                     9,613,411
                                                                                                                      --------------
                                                                                                                          19,654,224
                    ----------------------------------------------------------------------------------------------------------------
                    Real Estate Management &                 1,750    PSP Swiss Property AG (b)                               88,157
                    Development - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Semiconductors &                           655    OC Oerlikon Corp. AG (b)                               273,217
                    Semiconductor
                    Equipment - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Textiles, Apparel &                     41,317    Compagnie Financiere Richemont AG                    2,822,816
                    Luxury Goods - 0.3%                      2,854    The Bearer Shares Swatch Group Ltd.                    857,986
                                                             2,160    The Registered Shares Swatch Group Ltd.                127,298
                                                                                                                      --------------
                                                                                                                           3,808,100
                    ----------------------------------------------------------------------------------------------------------------
                                                                      Total Common Stocks in Switzerland                  73,529,096
- ----------------------------------------------------------------------------------------------------------------------------------
United              Aerospace & Defense - 0.4%             266,693    BAE Systems Plc                                      2,646,637
Kingdom -                                                   75,689    Cobham Plc                                             314,988
21.3%                                                       63,403    Meggitt Plc                                            419,604
                                                           143,073    Rolls-Royce Group Plc (b)                            1,552,918
                                                                                                                      --------------
                                                                                                                           4,934,147
                    ----------------------------------------------------------------------------------------------------------------
                    Airlines - 0.0%                         33,898    British Airways Plc (b)                                207,206
                    ----------------------------------------------------------------------------------------------------------------
                    Auto Components - 0.0%                  61,413    GKN Plc                                                343,245
                    ----------------------------------------------------------------------------------------------------------------

Master International Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007                (in U.S. dollars)

                                                            Shares
Country             Industry                                  Held    Common Stocks                                        Value
- ----------------------------------------------------------------------------------------------------------------------------------
                    Beverages - 0.6%                       205,651    Diageo Plc                                      $    4,414,350
                                                            72,571    SABMiller Plc                                        2,036,757
                                                            58,875    Scottish & Newcastle Plc                               863,541
                                                                                                                      --------------
                                                                                                                           7,314,648
                    ----------------------------------------------------------------------------------------------------------------
                    Capital Markets - 0.3%                  34,376    3i Group Plc                                           680,623
                                                             4,359    Close Brothers Group Plc                                82,721
                                                            46,779    ICAP Plc                                               674,115
                                                            21,059    Investec Plc                                           187,292
                                                           126,687    Man Group Plc                                        1,438,119
                                                             5,199    Schroders Plc                                          133,394
                                                             7,338    Tullett Prebon Plc                                      67,782
                                                                                                                      --------------
                                                                                                                           3,264,046
                    ----------------------------------------------------------------------------------------------------------------
                    Chemicals - 0.2%                        92,487    Imperial Chemical Industries Plc                     1,233,504
                                                            19,052    Johnson Matthey Plc                                    711,158
                                                                                                                      --------------
                                                                                                                           1,944,662
                    ----------------------------------------------------------------------------------------------------------------
                    Commercial Banks - 3.3%                  7,670    Alliance & Leicester PLC                                95,951
                                                           527,057    Barclays Plc                                         5,322,917
                                                           292,541    HBOS Plc                                             4,253,853
                                                           922,258    HSBC Holdings Plc                                   15,535,003
                                                           446,447    Lloyds TSB Group Plc                                 4,204,060
                                                           784,325    Royal Bank of Scotland Group Plc                     6,925,178
                                                            50,000    Standard Chartered Plc                               1,824,834
                                                                                                                      --------------
                                                                                                                          38,161,796
                    ----------------------------------------------------------------------------------------------------------------
                    Commercial Services                     15,192    Aggreko Plc                                            159,486
                    & Supplies - 0.3%                       29,284    Biffa Plc                                              190,512
                                                            42,255    Capita Group  Plc                                      585,799
                                                             3,467    Davis Service Group Plc                                 35,234
                                                             8,421    De La Rue Plc                                          163,714
                                                            75,806    Experian Group Ltd.                                    598,746
                                                           109,578    Group 4 Securicor Plc                                  535,636
                                                            86,430    Hays Plc                                               199,922
                                                             9,359    Intertek Group Plc                                     184,763
                                                           142,104    Rentokil Initial Plc                                   338,927
                                                            48,259    Serco Group Plc                                        444,198
                                                                                                                      --------------
                                                                                                                           3,436,937
                    ----------------------------------------------------------------------------------------------------------------
                    Construction &                          31,376    Amec Plc                                               524,562
                    Engineering - 0.1%                      24,322    Balfour Beatty Plc                                     240,582
                                                                                                                      --------------
                                                                                                                             765,144
                    ----------------------------------------------------------------------------------------------------------------
                    Consumer Finance - 0.0%                 14,252    Cattles Plc                                             82,922
                    ----------------------------------------------------------------------------------------------------------------
                    Containers &                            55,278    Rexam Plc                                              460,258
                    Packaging - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Distributors - 0.0%                     26,225    Inchcape Plc                                           197,184
                    ----------------------------------------------------------------------------------------------------------------
                    Diversified Financial                   12,915    London Stock Exchange Group Plc                        507,480
                    Services - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Diversified                            634,403    BT Group Plc                                         3,427,083
                    Telecommunication                      213,436    Cable & Wireless Plc                                   787,518
                    Services - 0.4%                                                                                   --------------
                                                                                                                           4,214,601
                    ----------------------------------------------------------------------------------------------------------------

Master International Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007                (in U.S. dollars)

                                                            Shares
Country             Industry                                  Held    Common Stocks                                        Value
- ----------------------------------------------------------------------------------------------------------------------------------
                    Electric Utilities - 0.3%               85,474    British Energy Group Plc                        $      935,974
                                                            67,819    Scottish & Southern Energy Plc                       2,211,412
                                                                                                                      --------------
                                                                                                                           3,147,386
                    ----------------------------------------------------------------------------------------------------------------
                    Electronic Equipment &                  17,536    Electrocomponents Plc                                   72,203
                    Instruments - 0.0%                       4,873    Premier Farnell Plc                                     14,169
                                                                                                                      --------------
                                                                                                                              86,372
                    ----------------------------------------------------------------------------------------------------------------
                    Food & Staples                         128,957    J Sainsbury Plc                                      1,086,567
                    Retailing - 0.7%                       616,389    Tesco Plc                                            5,863,427
                                                            80,082    William Morrison Supermarkets PLC                      511,658
                                                                                                                      --------------
                                                                                                                           7,461,652
                    ----------------------------------------------------------------------------------------------------------------
                    Food Products - 0.7%                     8,781    Associated British Foods PLC                           156,638
                                                           164,779    Cadbury Schweppes Plc                                2,014,735
                                                            37,280    Tate & Lyle Plc                                        331,962
                                                           102,635    Unilever Plc                                         3,849,310
                                                                                                                      --------------
                                                                                                                           6,352,645
                    ----------------------------------------------------------------------------------------------------------------
                    Health Care Equipment &                  3,701    SSL International Plc                                   39,262
                    Supplies - 0.1%                         80,405    Smith & Nephew Plc                                     922,487
                                                                                                                      --------------
                                                                                                                             961,749
                    ----------------------------------------------------------------------------------------------------------------
                    Hotels, Restaurants                     13,158    Carnival Plc                                           578,603
                    & Leisure - 0.4%                       162,100    Compass Group Plc                                      989,129
                                                            40,342    Enterprise Inns Plc                                    391,135
                                                            20,878    Intercontinental Hotels Group Plc                      363,829
                                                            49,711    Ladbrokes Plc                                          317,310
                                                            30,315    Mitchells & Butlers Plc                                253,877
                                                           132,999    PartyGaming Plc (b)                                     76,750
                                                            20,831    Punch Taverns Plc                                      317,020
                                                            55,408    Rank Group Plc                                         100,388
                                                            58,338    TUI Travel Plc (b)                                     341,126
                                                            28,262    Thomas Cook Group Plc (b)                              156,919
                                                            17,688    Whitbread Plc                                          486,421
                                                            26,415    William Hill Plc                                       275,985
                                                                                                                      --------------
                                                                                                                           4,648,492
                    ----------------------------------------------------------------------------------------------------------------
                    Household Durables - 0.1%               23,009    Barratt Developments  Plc                              206,939
                                                             4,004    Berkeley Group Holdings Plc (b)                        107,661
                                                             9,500    Bovis Homes Group Plc                                  115,664
                                                            22,497    Persimmon Plc                                          358,395
                                                            88,076    Taylor Wimpey Plc                                      354,726
                                                                                                                      --------------
                                                                                                                           1,143,385
                    ----------------------------------------------------------------------------------------------------------------
                    Household Products - 0.2%               46,046    Reckitt Benckiser Plc                                2,675,737
                    ----------------------------------------------------------------------------------------------------------------
                    IT Services - 0.0%                     135,116    LogicaCMG Plc                                          315,828
                    ----------------------------------------------------------------------------------------------------------------
                    Independent Power                      124,268    International Power Plc                              1,120,189
                    Producers &
                    Energy Traders - 0.1%
                    ----------------------------------------------------------------------------------------------------------------
                    Industrial                              14,609    Cookson Group Plc                                      202,607
                    Conglomerates - 0.1%                    27,401    Smiths Group Plc                                       549,738
                                                            92,890    Tomkins Plc                                            326,734
                                                                                                                      --------------
                                                                                                                           1,079,079
                    ----------------------------------------------------------------------------------------------------------------

Master International Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007                (in U.S. dollars)

                                                            Shares
Country             Industry                                  Held    Common Stocks                                        Value
- ----------------------------------------------------------------------------------------------------------------------------------
                    Insurance - 0.9%                       203,377    Aviva Plc                                       $    2,710,499
                                                           145,613    Friends Provident Plc                                  474,848
                                                           507,133    Legal & General Group Plc                            1,317,220
                                                           413,662    Old Mutual Plc                                       1,378,217
                                                           193,321    Prudential Plc                                       2,722,117
                                                            49,562    Resolution Plc                                         701,538
                                                           227,193    Royal & Sun Alliance Insurance Group                   663,651
                                                           162,594    Standard Life Plc                                      814,409
                                                                                                                      --------------
                                                                                                                          10,782,499
                    ----------------------------------------------------------------------------------------------------------------
                    Internet &                              69,483    Home Retail Group                                      451,577
                    Catalog Retail - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Life Sciences Tools                      3,124    Lighthouse Caledonia ASA (b)                             2,969
                    & Services - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Machinery - 0.1%                         8,103    Charter Plc (b)                                        127,643
                                                            10,160    FKI Plc                                                 11,955
                                                            33,055    IMI Plc                                                259,313
                                                            74,878    Invensys Plc (b)                                       336,085
                                                                                                                      --------------
                                                                                                                             734,996
                    ----------------------------------------------------------------------------------------------------------------
                    Media - 0.7%                            89,101    British Sky Broadcasting Plc                         1,096,014
                                                            17,377    Daily Mail & General Trust                             171,744
                                                            21,515    Emap Plc                                               392,756
                                                           282,651    ITV Plc                                                478,994
                                                            63,244    Pearson Plc                                            915,892
                                                            99,614    Reed Elsevier Plc                                    1,337,878
                                                            99,693    Reuters Group Plc                                    1,260,479
                                                            25,643    Trinity Mirror Plc                                     176,545
                                                            16,440    United Business Media Plc                              212,193
                                                            89,849    WPP Group Plc                                        1,151,066
                                                            61,820    Yell Group Plc                                         492,669
                                                                                                                      --------------
                                                                                                                           7,686,230
                    ----------------------------------------------------------------------------------------------------------------
                    Metals & Mining - 2.1%                 103,812    Anglo American Plc                                   6,301,536
                                                             8,690    Antofagasta PLC                                        123,199
                                                           180,451    BHP Billiton Plc                                     5,502,561
                                                             4,729    Kazakhmys Plc                                          127,946
                                                             4,617    Lonmin Plc                                             282,757
                                                            78,068    Rio Tinto Plc Registered Shares                      8,216,068
                                                             3,389    Vedanta Resources PLC Wi                               137,495
                                                            49,400    Xstrata Plc                                          3,466,445
                                                                                                                      --------------
                                                                                                                          24,158,007
                    ----------------------------------------------------------------------------------------------------------------
                    Multi-Utilities - 0.6%                 288,111    Centrica Plc                                         2,052,249
                                                           204,468    National Grid Plc                                    3,391,043
                                                            68,950    United Utilities Plc                                 1,036,194
                                                                                                                      --------------
                                                                                                                           6,479,486
                    ----------------------------------------------------------------------------------------------------------------
                    Multiline Retail - 0.2%                130,949    Marks & Spencer Group Plc                            1,449,537
                                                            15,333    Next Plc                                               493,892
                                                                                                                      --------------
                                                                                                                           1,943,429
                    ----------------------------------------------------------------------------------------------------------------

Master International Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007                (in U.S. dollars)

                                                            Shares
Country             Industry                                  Held    Common Stocks                                        Value
- ----------------------------------------------------------------------------------------------------------------------------------
                    Oil, Gas & Consumable                  263,695    BG Group Plc                                    $    6,050,102
                    Fuels - 4.0%                         1,493,200    BP Plc                                              18,247,282
                                                           284,525    Royal Dutch Shell Plc                               12,011,215
                                                           216,157    Royal Dutch Shell Plc Class B                        9,010,661
                                                            49,889    Tullow Oil Plc                                         647,979
                                                                                                                      --------------
                                                                                                                          45,967,239
                    ----------------------------------------------------------------------------------------------------------------
                    Paper & Forest                          31,709    Mondi Plc                                              265,346
                    Products - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Pharmaceuticals - 1.5%                 116,048    AstraZeneca Plc                                      4,995,039
                                                           441,993    GlaxoSmithKline Plc                                 11,225,109
                                                            17,920    Shire Plc                                              412,064
                                                                                                                      --------------
                                                                                                                          16,632,212
                    ----------------------------------------------------------------------------------------------------------------
                    Real Estate Investment                  40,281    British Land Co. Plc                                   755,374
                    Trusts (REITs) - 0.3%                    8,381    Brixton Plc                                             48,689
                                                             4,736    Great Portland Estates Plc                              44,128
                                                            22,761    Hammerson Plc                                          463,870
                                                            36,475    Land Securities Group Plc                            1,093,064
                                                            19,762    Liberty International Plc                              422,228
                                                            34,456    Segro Plc                                              320,556
                                                                                                                      --------------
                                                                                                                           3,147,909
                    ----------------------------------------------------------------------------------------------------------------
                    Road & Rail - 0.1%                      12,232    Arriva Plc                                             190,446
                                                            37,235    Firstgroup Plc                                         601,042
                                                            13,327    National Express Group Plc                             327,794
                                                            43,699    Stagecoach Group Plc                                   245,549
                                                                                                                      --------------
                                                                                                                           1,364,831
                    ----------------------------------------------------------------------------------------------------------------
                    Semiconductors &                       115,101    ARM Holdings Plc                                       283,868
                    Semiconductor                           12,891    CSR Plc (b)                                            153,268
                    Equipment - 0.0%                                                                                  --------------
                                                                                                                             437,136
                    ----------------------------------------------------------------------------------------------------------------
                    Software - 0.1%                         43,411    Misys Plc                                              157,952
                                                           102,053    Sage Group Plc                                         466,177
                                                                                                                      --------------
                                                                                                                             624,129
                    ----------------------------------------------------------------------------------------------------------------
                    Specialty Retail - 0.1%                 26,867    The Carphone Warehouse Plc                             182,796
                                                           143,393    DSG International Plc                                  283,493
                                                            24,803    Galiform Plc (b)                                        43,931
                                                            50,995    Kesa Electricals Plc                                   235,513
                                                           183,471    Kingfisher Plc                                         526,114
                                                            90,190    Signet Group Plc                                       125,452
                                                                                                                      --------------
                                                                                                                           1,397,299
                    ----------------------------------------------------------------------------------------------------------------
                    Textiles, Apparel &                     34,804    Burberry Group Plc                                     393,370
                    Luxury Goods - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Tobacco - 0.7%                         119,338    British American Tobacco Plc                         4,665,295
                                                            53,069    Imperial Tobacco Group Plc                           2,870,338
                                                                                                                      --------------
                                                                                                                           7,535,633
                    ----------------------------------------------------------------------------------------------------------------

Master International Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007                (in U.S. dollars)

                                                            Shares
Country             Industry                                  Held    Common Stocks                                        Value
- ----------------------------------------------------------------------------------------------------------------------------------
                    Trading Companies &                     32,178    Bunzl Plc                                       $      455,032
                    Distributors - 0.1%                      6,634    Travis Perkins Plc                                     158,399
                                                            51,790    Wolseley Plc                                           761,422
                                                                                                                      --------------
                                                                                                                           1,374,853
                    ----------------------------------------------------------------------------------------------------------------
                    Transportation                          38,537    BBA Aviation Plc                                       157,822
                    Infrastructure - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                    Water Utilities - 0.1%                  21,239    Kelda Group Plc                                        457,988
                                                            18,144    Severn Trent Plc                                       551,811
                                                                                                                      --------------
                                                                                                                           1,009,799
                    ----------------------------------------------------------------------------------------------------------------
                    Wireless                             4,153,856    Vodafone Group Plc                                  15,593,248
                    Telecommunication
                    Services - 1.4%
                    ----------------------------------------------------------------------------------------------------------------
                                                                      Total Common Stocks
                                                                        in the United Kingdom                            242,966,809
- ----------------------------------------------------------------------------------------------------------------------------------
                                                                      Total Common Stocks
                                                                        (Cost - $797,004,493) - 94.5%                  1,080,774,917
- ----------------------------------------------------------------------------------------------------------------------------------

                                                                      Exchange-Traded Funds
- ----------------------------------------------------------------------------------------------------------------------------------
United States - 2.0%                                       288,947    iShares MSCI EAFE Index Fund (g)                    22,708,345
- ----------------------------------------------------------------------------------------------------------------------------------
                                                                      Total Exchange-Traded Funds
                                                                        (Cost - $19,661,875) - 2.0%                       22,708,345
- ----------------------------------------------------------------------------------------------------------------------------------

                                                                      Preferred Stocks
- ----------------------------------------------------------------------------------------------------------------------------------
Germany - 0.2%      Automobiles - 0.1%                       8,484    Volkswagen AG, 4.35%                                 1,246,695
                    ----------------------------------------------------------------------------------------------------------------
                    Household Products - 0.1%               15,771    Henkel KGaA, 1.75%                                     886,330
                    ----------------------------------------------------------------------------------------------------------------
                    Media - 0.0%                             5,011    ProSieben SAT.1 Media AG, 2.24%                        119,809
                    ----------------------------------------------------------------------------------------------------------------
                    Multi-Utilities - 0.0%                   2,583    RWE AG, 3.50%                                          314,051
                    ----------------------------------------------------------------------------------------------------------------
                                                                      Total Preferred Stocks
                                                                        (Cost - $1,272,423) - 0.2%                         2,566,885
- ----------------------------------------------------------------------------------------------------------------------------------

                                                                      Rights
- ----------------------------------------------------------------------------------------------------------------------------------
Hong Kong - 0.0%    Real Estate Management &                10,763    Wharf Holdings Ltd. (e)                                 14,770
                    Development - 0.0%
                    ----------------------------------------------------------------------------------------------------------------
                                                                      Total Rights in Hong Kong                               14,770
- ----------------------------------------------------------------------------------------------------------------------------------
Japan - 0.0%        Metals & Mining - 0.0%                   7,000    Dowa Mining Co., Ltd. (f)                                    0
                    ----------------------------------------------------------------------------------------------------------------
                                                                      Total Rights in Japan                                        0
- ----------------------------------------------------------------------------------------------------------------------------------
                                                                      Total Rights (Cost - $0) - 0.0%                         14,770
- ----------------------------------------------------------------------------------------------------------------------------------

                                                        Beneficial
                                                          Interest    Short-Term Securities
- ----------------------------------------------------------------------------------------------------------------------------------
                                                USD     13,529,338    BlackRock Liquidity Series, LLC
                                                                        Cash Sweep Series, 5.04% (c)(d)                   13,529,338
- ----------------------------------------------------------------------------------------------------------------------------------
                                                                      Total Short-Term Securities
                                                                        (Cost - $13,529,338) - 1.2%                       13,529,338
- ----------------------------------------------------------------------------------------------------------------------------------
                                                                      Total Investments
                                                                        (Cost - $831,468,129*) - 97.9%                 1,119,594,255

                                                                      Other Assets Less Liabilities - 2.1%                23,577,306
                                                                                                                      --------------
                                                                      Net Assets - 100.0%                             $1,143,171,561
                                                                                                                      ==============

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost                                              $ 844,409,619
                                                                  =============
      Gross unrealized appreciation                               $ 305,352,070
      Gross unrealized depreciation                                 (30,167,434)
                                                                  -------------
      Net unrealized appreciation                                 $ 275,184,636
                                                                  =============

Master International Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007                (in U.S. dollars)

(a)   Depositary receipts.
(b)   Non-income producing security.
(c) Investments in companies considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      -------------------------------------------------------------------------------------
                                                                   Net             Interest
      Affiliate                                                  Activity           Income
      -------------------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC Cash Sweep Series       $ (12,221,959)      $ 981,689
      -------------------------------------------------------------------------------------

(d)   Represents the current yield as of December 31, 2007.
(e)   The rights may be exercised until April 1, 2008.
(f)   The rights may be exercised until January 29, 2010.
(g) All or a portion of security held as collateral in connection with open financial futures contracts.
o For Series compliance purposes, the Series' industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purpose of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.
o Financial futures contracts purchased as of December 31, 2007 were as follows:

      ----------------------------------------------------------------------------------------------------------
                                                                                                      Unrealized
      Number of                                                                                     Appreciation
      Contracts          Issue             Exchange             Expiration Date      Face Value   (Depreciation)
      ----------------------------------------------------------------------------------------------------------
      4         Hang Seng Index Future     Hong Kong              January 2008      $   703,945     $     11,935
      49        OMX Stock Index Future     Stockholm              January 2008      $   812,340            9,293
      30        CAC40 10 Euro Future       MATIF                   March 2008       $ 2,458,577           26,400
      311       DJ Euro Stoxx 50           Eurex                   March 2008       $19,949,983          215,887
      63        FTSE 100 Index Future      LIFFE                   March 2008       $ 7,980,053          115,038
      10        SPI 200 Index Future       Sydney                  March 2008       $ 1,379,492           13,970
      58        TOPIX Index Future         Tokyo                   March 2008       $ 7,885,858         (253,938)
      ----------------------------------------------------------------------------------------------------------
      Total Unrealized Appreciation - Net                                                           $    138,585
                                                                                                    ============

o Forward foreign exchange contracts as of December 31, 2007 were as follows:

      -----------------------------------------------------------------------------------------
                                                                                     Unrealized
      Foreign                                                                      Appreciation
      Currency Purchased         Foreign Currency Sold      Settlement Date      (Depreciation)
      -----------------------------------------------------------------------------------------
      AUD      3,668,400         USD         3,216,436         2/12/2008            $   (3,449)
      CHF      3,317,500         USD         2,951,653         2/12/2008               (13,477)
      DKK      1,549,100         USD           304,230         2/12/2008                  (315)
      EUR      8,296,000         USD        12,139,443         2/12/2008                (2,413)
      GBP      3,709,300         USD         7,504,118         2/12/2008              (129,329)
      HKD      5,901,300         USD           758,953         2/12/2008                  (837)
      JPY    562,900,000         USD         5,081,239         2/12/2008               (18,293)
      NOK      2,334,500         USD           426,560         2/12/2008                 2,873
      NZD         18,200         USD            13,887         2/12/2008                    47
      SEK      5,898,000         USD           918,736         2/12/2008                (5,817)
      SGD        398,800         USD           276,923         2/12/2008                   983
      USD      1,945,468         AUD         2,204,000         2/12/2008                15,084
      USD      1,471,670         CHF         1,644,000         2/12/2008                15,645
      USD        117,544         DKK           595,800         2/12/2008                   655
      USD      5,029,644         EUR         3,424,000         2/12/2008                20,340
      USD      3,643,681         GBP         1,794,000         2/12/2008                76,870
      USD        481,051         HKD         3,742,000         2/12/2008                   331
      USD      1,751,762         JPY       195,050,000         2/12/2008                (2,595)

Master International Index Series of Quantitative Master Series LLC
Schedule of Investments as of December 31, 2007                (in U.S. dollars)

                                                                                        Unrealized
      Foreign                                                                         Appreciation
      Currency Purchased           Foreign Currency Sold        Settlement Date     (Depreciation)
      --------------------------------------------------------------------------------------------
      USD        143,367           NOK           780,000            2/12/2008            $    (114)
      USD         11,599           NZD            15,000            2/12/2008                  115
      USD        345,843           SEK         2,204,358            2/12/2008                4,642
      USD        122,039           SGD           175,300            2/12/2008                 (120)
      --------------------------------------------------------------------------------------------
      Total Unrealized Depreciation on Forward Foreign
      Exchange Contracts - Net                                                           $ (39,174)
                                                                                         ==========

o     Currency Abbreviations:

      AUD       Australian Dollar
      CHF       Swiss Franc
      DKK       Danish Krone
      EUR       Euro
      GBP       British Pound
      HKD       Hong Kong Dollar
      JPY       Japanese Yen
      NOK       Norwegian Krone
      NZD       New Zealand Dollar
      SEK       Swedish Krona
      SGD       Singapore Dollar
      USD       U.S. Dollar

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON DETAILED SCHEDULE OF INVESTMENTS

To the Investors and Board of Directors of Quantitative Master Series LLC:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Master International Index Series ("the Series"), one of the portfolios constituting Quantitative Master Series LLC (formerly Quantitative Master Series Trust) (the "Master LLC") as of December 31, 2007, and for the year then ended and have issued our report thereon dated February 22, 2008 which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Series' schedule of investments in securities (the "Schedule") as of December 31, 2007 appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Master LLC's management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Series referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP
February 22, 2008

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust's Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11. CONTROLS AND PROCEDURES.
     (a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

     (b) There were no changes in the Trust's internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

ITEM 12. EXHIBITS.
     (a)(1) Filed herewith as EX-99.CODE ETH.

     (a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

     (a)(3) Not applicable.

     (b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By /s/ Douglas G. Herring
   --------------------
   Douglas G. Herring
   President

Date: March 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Douglas G. Herring
   --------------------
   Douglas G. Herring
   President

Date: March 7, 2008


By /s/ Rebecca L. Harris
   ---------------------
   Rebecca L. Harris
   Treasurer

Date: March 7, 2008